MAY 2, 2011
SUN LIFE FINANCIAL MASTERS® CHOICE II NY PROSPECTUS

Sun Life Insurance and Annuity Company of New York and Sun Life (N.Y.) Variable Account C offer the flexible payment deferred annuity contracts described in this Prospectus to individuals. You may choose among a number of fixed and variable investment options. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following funds (the “Funds”):

Large-Cap Equity Funds	Specialty Sector Equity Fund
Columbia Variable Portfolio - Marsico 21st Century Fund, Class 2	MFS® Utilities Portfolio, Service Class
Columbia Variable Portfolio - Marsico Growth Fund, Class 2	Specialty Sector Commodity Funds
Fidelity® Variable Insurance Products Fund II - Contrafund®	PIMCO CommodityRealReturn® Strategy Portfolio,
Portfolio, Service Class 2	Administrative Class
Invesco Van Kampen V.I. Comstock Fund, Series II	Real Estate Equity Fund
Lord Abbett Series Fund - Fundamental Equity Portfolio, Class VC	Sun Capital Global Real Estate Fund, Service Class
MFS® Core Equity Portfolio, Service Class	Asset Allocation Funds
MFS® Value Portfolio, Service Class	AllianceBernstein Balanced Wealth Strategy Portfolio, Class B
Mutual Shares Securities Fund, Class 2	AllianceBernstein Dynamic Asset Allocation Portfolio, Class B
Oppenheimer Capital Appreciation Fund/VA, Service Shares	BlackRock Global Allocation V.I. Fund, Class III
SCSM BlackRock Large Cap Index Fund, Service Class	Fidelity® Variable Insurance Products III - Balanced Portfolio,
SCSM Davis Venture Value Fund, Service Class	Service Class 2
SCSM Lord Abbett Growth & Income Fund, Service Class	Franklin Income Securities Fund, Class 2
SCSM WMC Large Cap Growth Fund, Service Class	Invesco Van Kampen V.I. Equity and Income Fund, Series II
Mid-Cap Equity Funds	MFS® Global Tactical Allocation Portfolio, Service Class
Fidelity® Variable Insurance Products III - Mid Cap Portfolio,	MFS® Total Return Portfolio, Service Class
Service Class 2	PIMCO Global Multi-Asset Portfolio, Advisor Class
Invesco Van Kampen V.I. Mid Cap Value Fund, Series II	SCSM Ibbotson Balanced Fund, Service Class
Lord Abbett Series Fund - Growth Opportunities Portfolio, Class VC	SCSM Ibbotson Conservative Fund, Service Class
SCSM Goldman Sachs Mid Cap Value Fund, Service Class	SCSM Ibbotson Growth Fund, Service Class
SCSM WMC Blue Chip Mid Cap Fund, Service Class	Target Date Funds
Universal Institutional Funds, Inc. - Mid Cap Growth	Fidelity® Variable Insurance Products Fund IV - Freedom 2015
Portfolio, Class II	Portfolio, Service Class 2
Small-Cap Equity Funds	Fidelity® Variable Insurance Products Fund IV - Freedom 2020
Franklin Small Cap Value Securities Fund, Class 2	Portfolio, Service Class 2
SCSM BlackRock Small Cap Index Fund, Service Class	Money Market Fund
SCSM Columbia Small Cap Value Fund, Service Class	Sun Capital Money Market Fund®, Service Class
SCSM Invesco Small Cap Growth Fund, Service Class	Short-Term Bond Fund
International/Global Equity Funds	SCSM Goldman Sachs Short Duration Fund, Service Class
AllianceBernstein International Growth Portfolio, Class B	Intermediate-Term Bond Funds
Columbia Variable Portfolio - Marsico International Opportunities	MFS® Bond Portfolio, Service Class
Fund, Class 2	MFS® Government Securities Portfolio, Service Class
MFS® International Growth Portfolio, Service Class	SCSM PIMCO Total Return Fund, Service Class
MFS® International Value Portfolio, Service Class	Sun Capital Investment Grade Bond Fund®, Service Class
MFS® Research International Portfolio, Service Class	Wells Fargo Variable Trust - VT Total Return Bond Fund, Class 2
Oppenheimer Global Securities Fund/VA, Service Shares	Inflation Protected Bond Fund
SCSM AllianceBernstein International Value Fund, Service Class	SCSM BlackRock Inflation Protected Bond Fund, Service Class
SCSM BlackRock International Index Fund, Service Class	Multi-Sector Bond Fund
Templeton Growth Securities Fund, Class 2	Franklin Strategic Income Securities Fund, Class 2
International/Global Small/Mid-Cap Equity Fund	High Yield Bond Fund
First Eagle Overseas Variable Fund	SCSM PIMCO High Yield Fund, Service Class
Emerging Markets Equity Funds	Emerging Markets Bond Fund
Lazard Retirement Emerging Markets Equity Portfolio,	PIMCO Emerging Markets Bond Portfolio, Administrative Class
Service Class
MFS® Emerging Markets Equity Portfolio, Service Class

We have filed a Statement of Additional Information dated May 2, 2011 (the “SAI”) with the Securities and Exchange Commission (the “SEC”), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 50 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below or by telephoning (800) 447-7569. In addition, you can inspect and copy all of our filings at the SEC’s public reference facilities at: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC will provide copies by mail for a fee. The SEC also has a website (www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

Any reference in this Prospectus to receipt by us means receipt at the following mailing address: Sun Life Insurance and Annuity Company of New York, P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

TABLE OF CONTENTS

SPECIAL TERMS [INSERT PAGE NUMBER]
PRODUCT HIGHLIGHTS [INSERT PAGE NUMBER]
FEES AND EXPENSES [INSERT PAGE NUMBER]
EXAMPLE [INSERT PAGE NUMBER]
CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]
THE ANNUITY CONTRACT [INSERT PAGE NUMBER]
COMMUNICATING TO US ABOUT YOUR CONTRACT [INSERT PAGE NUMBER]
Electronic Account Information [INSERT PAGE NUMBER]
SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK [INSERT PAGE NUMBER]
THE VARIABLE ACCOUNT [INSERT PAGE NUMBER]
VARIABLE ACCOUNT OPTIONS: THE FUNDS [INSERT PAGE NUMBER]
THE FIXED ACCOUNT OPTIONS: THE DCA PERIODS [INSERT PAGE NUMBER]
THE ACCUMULATION PHASE [INSERT PAGE NUMBER]
Issuing Your Contract [INSERT PAGE NUMBER]
Amount and Frequency of Purchase Payments [INSERT PAGE NUMBER]
Allocation of Net Purchase Payments [INSERT PAGE NUMBER]
Your Account [INSERT PAGE NUMBER]
Your Account Value [INSERT PAGE NUMBER]
Variable Account Value [INSERT PAGE NUMBER]
Fixed Account Value [INSERT PAGE NUMBER]
Transfer Privilege [INSERT PAGE NUMBER]
Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates [INSERT PAGE NUMBER]
Other Programs [INSERT PAGE NUMBER]
WITHDRAWALS AND WITHDRAWAL CHARGES [INSERT PAGE NUMBER]
Cash Withdrawals [INSERT PAGE NUMBER]
Withdrawal Charge [INSERT PAGE NUMBER]
Types of Withdrawals not Subject to Withdrawal Charge [INSERT PAGE NUMBER]
CONTRACT CHARGES [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Administrative Expense Charge and Distribution Fee [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge [INSERT PAGE NUMBER]
Charges for Optional Benefits [INSERT PAGE NUMBER]
Premium Taxes [INSERT PAGE NUMBER]
Fund Expenses [INSERT PAGE NUMBER]
OPTIONAL LIVING BENEFIT: SUN INCOME RISER® III [INSERT PAGE NUMBER]
Key Terms [INSERT PAGE NUMBER]
Description of the Living Benefit [INSERT PAGE NUMBER]
Important Considerations [INSERT PAGE NUMBER]
Withdrawal Benefit Base [INSERT PAGE NUMBER]
Lifetime Withdrawal Percentage [INSERT PAGE NUMBER]
Annual Withdrawal Amount [INSERT PAGE NUMBER]
Bonus and Bonus Base [INSERT PAGE NUMBER]
Step-Up [INSERT PAGE NUMBER]
Impact of Withdrawals [INSERT PAGE NUMBER]
Cost of the Living Benefit [INSERT PAGE NUMBER]
Cancellation of the Benefit [INSERT PAGE NUMBER]
Death of Owner - Single-Life Coverage [INSERT PAGE NUMBER]
Death of Owner - Joint-Life Coverage [INSERT PAGE NUMBER]
Annuitization Under the Living Benefit [INSERT PAGE NUMBER]
Tax Issues Under the Living Benefit [INSERT PAGE NUMBER]
DESIGNATED FUNDS [INSERT PAGE NUMBER]
BUILD YOUR OWN PORTFOLIO [INSERT PAGE NUMBER]
DEATH BENEFIT [INSERT PAGE NUMBER]
Amount of Death Benefit [INSERT PAGE NUMBER]
The Basic Death Benefit [INSERT PAGE NUMBER]
Optional Death Benefit [INSERT PAGE NUMBER]
Spousal Continuance [INSERT PAGE NUMBER]
Calculating the Death Benefit [INSERT PAGE NUMBER]
Method of Paying Death Benefit [INSERT PAGE NUMBER]
Non-Qualified Contracts [INSERT PAGE NUMBER]
Selection and Change of Beneficiary [INSERT PAGE NUMBER]
Payment of Death Benefit [INSERT PAGE NUMBER]
THE INCOME PHASE - ANNUITY PROVISIONS [INSERT PAGE NUMBER]
Selection of Annuitant(s) [INSERT PAGE NUMBER]
Selection of the Annuity Commencement Date [INSERT PAGE NUMBER]
Annuity Options [INSERT PAGE NUMBER]
Selection of Annuity Option [INSERT PAGE NUMBER]
Amount of Annuity Payments [INSERT PAGE NUMBER]
Transfer of Variable Annuity Units [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Annuity Payment Rates [INSERT PAGE NUMBER]
Annuity Options as Method of Payment for Death Benefit [INSERT PAGE NUMBER]
OTHER CONTRACT PROVISIONS [INSERT PAGE NUMBER]
Exercise of Contract Rights [INSERT PAGE NUMBER]
Change of Ownership [INSERT PAGE NUMBER]
Voting of Fund Shares [INSERT PAGE NUMBER]
Reports to Owners [INSERT PAGE NUMBER]
Substitution of Securities [INSERT PAGE NUMBER]
Change in Operation of Variable Account [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
Modification [INSERT PAGE NUMBER]
Reservation of Rights [INSERT PAGE NUMBER]
Right to Return [INSERT PAGE NUMBER]
TAX PROVISIONS [INSERT PAGE NUMBER]
ADMINISTRATION OF THE CONTRACT [INSERT PAGE NUMBER]
DISTRIBUTION OF THE CONTRACT [INSERT PAGE NUMBER]
AVAILABLE INFORMATION [INSERT PAGE NUMBER]
STATE REGULATION [INSERT PAGE NUMBER]
LEGAL PROCEEDINGS [INSERT PAGE NUMBER]
FINANCIAL STATEMENTS [INSERT PAGE NUMBER]
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION [INSERT PAGE NUMBER]
APPENDIX A - GLOSSARY [INSERT PAGE NUMBER]
APPENDIX B - WITHDRAWAL CHARGE CALCULATIONS [INSERT PAGE NUMBER]
APPENDIX C - CALCULATION OF FREE WITHDRAWAL AMOUNT [INSERT PAGE NUMBER]
APPENDIX D - OPTIONAL LIVING BENEFIT EXAMPLES [INSERT PAGE NUMBER]
APPENDIX E - BUILD YOUR OWN PORTFOLIO [INSERT PAGE NUMBER]

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the capitalized terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these capitalized terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a capitalized term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Sun Life Financial Masters® Choice II NY Contract provides a number of important benefits for your retirement planning. You are eligible to purchase a Contract if you are age 85 or younger on the Open Date. During the Accumulation Phase, you make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or the Fixed Account options available through our dollar-cost averaging program. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by purchasing the optional death benefit at an additional cost if you are younger than age 75 on the Open Date.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or the maximum annual Individual Retirement Annuity contribution, unless we waive these limits. You can make additional Purchase Payments at any time during the Accumulation Phase. Currently, there is no minimum amount required for additional Purchase Payments. However, we reserve the right to require that each additional Purchase Payment be at least $1,000. We will not accept, without our prior approval, a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million. These general requirements for Purchase Payments apply even if you elect the Sun Income Riser® III living benefit. In addition, if you select the Sun Income Riser® III living benefit, you can only make additional Purchase Payments during your first Contract Year. Under Sun Income Riser III, any Purchase Payments received after your first Contract Anniversary will be deemed “not in good order” and returned to you.

Variable Account Options: The Funds

You can allocate your Purchase Payments among the Sub-Accounts investing in a number of Fund options. You may also transfer among the Funds. Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund. The investment returns on the Funds are not guaranteed. You can make or lose money.

The Fixed Account Options: The DCA Periods

You can allocate your Purchase Payments to one of the Fixed Account options available through our dollar-cost averaging (“DCA”) program: 6-month DCA Period and 12-month DCA Period. Each DCA Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate required by law. Once we have accepted your allocation to a particular DCA Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the DCA Period. We reserve the right to stop offering the DCA program. (See “Other Programs.”)

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

If your Account Value is less than $100,000 on your Contract Anniversary, we deduct a $30 Annual Account Fee. We will waive the Account Fee if your Account Value is $100,000 or more on your Contract Anniversary.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.05% of the average daily value of the Contract invested in the Variable Account.

We also deduct an administrative charge at an annual rate of 0.15% of the average daily value and a distribution fee at an annual rate of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. For each Purchase Payment, the withdrawal charge (also known as a “contingent deferred sales charge”) starts at 8% and declines to 0% after the Purchase Payment has been in the Contract for seven complete years.

Currently, you can transfer your Account Value among the underlying Funds free of charge. However, we reserve the right to impose a charge of up to $15 per transfer. We limit the number of your Fund transfers to 12 per year. (See “Transfer Privilege.”)

If you elect the optional death benefit, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account at an annual rate of 0.40% of the average daily value of your Contract.

If you elect Sun Income Riser® III, we will assess a periodic charge. The annual amount of the charge will not exceed 1.75% for single-life coverage, and 1.95% for joint-life coverage, of the highest Withdrawal Benefit Base during the Contract Year.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

Optional Living Benefit

At issue, you may choose to participate in the optional living benefit available under your Contract. Sun Income Riser® III (“Sun Income Riser III”) offers a guaranteed withdrawal benefit with an opportunity for a bonus to be added to your benefit base if you defer taking withdrawals during a specified time period under your Contract.

If you are age 59 or older, Sun Income Riser III offers lifetime income even if your Account Value declines to zero, provided that you limit the amount you withdraw annually to a specified percentage of your benefit base and you limit your investments to the Designated Funds. (See “Description of the Living Benefit” and “Annual Withdrawal Amount.”) Sun Income Riser III also allows you to “step-up,” or increase, your guaranteed amount on an annual basis, if eligible. You will pay a fee for Sun Income Riser III.

Sun Income Riser III is available only if you are age 80 or younger on the Open Date. If you want to participate in Sun Income Riser III, you must elect it when you purchase your Contract.

Under Sun Income Riser III, you may make Purchase Payments only during your first Contract Year. Any Purchase Payments received after your first Contract Anniversary will be deemed “not in good order” and returned to you. Purchase Payments allocated to investment options other than the Designated Funds will only terminate Sun Income Riser III. Withdrawals taken in excess of allowable amounts, or withdrawals taken prior to certain dates, may severely decrease your Account Value or cause your Contract and Sun Income Riser III to terminate without value.

You may terminate Sun Income Riser III at any time. In addition, Sun Income Riser III will terminate if you annuitize or if you transfer any portion of your Account Value to an investment option other than one of the Designated Funds. In certain circumstances, a change of ownership may also terminate your living benefit. Upon termination, all benefits and fees associated with Sun Income Riser III will cease. Once terminated, Sun Income Riser III may not be reinstated.

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments on a fixed or variable basis. If you choose to receive any part of your annuity payments on a variable basis, the dollar amount of the payments may fluctuate with the performance of the underlying Funds. Subject to the Maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment option.

During the Income Phase, we will deduct total insurance charges at an annual rate of 1.60% of your average daily Annuity Unit values. We will not deduct the mortality and expense risk charge; nor will we deduct the charges for the optional living benefit or optional death benefit. The 1.60% insurance charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase. The level of these insurance charges (1.60%) is higher than the total Variable Account annual expenses without optional benefits (maximum, 1.35%) deducted during the Accumulation Phase..

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit. The amount of the death benefit depends upon whether you choose the basic death benefit or, for a fee, the optional death benefit. The basic death benefit pays the greater of your Account Value or your total Purchase Payments (adjusted for withdrawals), calculated as of your Death Benefit Date. If you are younger than age 75 on the Open Date, you may purchase the Maximum Anniversary Account Value (“MAV”) optional death benefit which pays the greater of the basic death benefit and the highest Account Value on any Contract Anniversary (adjusted for withdrawals) prior to age 81. You must make your election before your Issue Date. Your death benefit election may not be changed after your Issue Date.

Withdrawals and Withdrawal Charges

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. For the first Contract Year, this “free withdrawal amount” equals 15% of the amount of all Purchase Payments you have made. For all other Contract Years, the “free withdrawal amount” is equal to the greater of: (1) your Contract’s earnings minus all withdrawals previously taken that were not subject to withdrawal charges, or (2) 15% of all Purchase Payments made in the last seven Contract Years minus all withdrawals taken during the current Contract Year that were not subject to withdrawal charges. For details regarding how to calculate your Contract earnings, please see “Withdrawal Charge” and “Appendix B – Withdrawal Charge Calculations.” All other Purchase Payments withdrawn will be subject to a withdrawal charge. You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a “free look” provision. If you cancel your Contract within 10 days after receiving it, we will send you your Account Value as of the day we receive your cancellation request, in good order. (This amount may be more or less than the original Purchase Payment.) We will not deduct a withdrawal charge.

Tax Provisions

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income. If your Contract is a Non-Qualified Contract, it is possible that the election of Sun Income Riser III might increase the taxable portion of any withdrawal you make from the Contract. If you are younger than 59½ when you take money out, you may be charged a 10% federal tax penalty on taxable amounts.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contract, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at a lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at:

Sun Life Insurance and Annuity Company of New York
P. O. Box 9133
Wellesley Hills, Massachusetts 02481
Toll Free (800) 447-7569
www.sunlife.com/us

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.1

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Maximum Withdrawal Charge (as a percentage of Purchase Payments withdrawn):	8%[2]

Number of Complete Contract Years Since Purchase Payment has been in the Account	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7 or more

Withdrawal Charge	8%	8%	7%	6%	5%	4%	3%	0%

Maximum Fee Per Transfer (currently $0):	$15

Premium Taxes (as a percentage of Account Value or total Purchase Payments):	0% - 3.5%[3]

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$ 30[4]

Variable Account Annual Expenses
(as a percentage of net Variable Account assets)5

Mortality and Expense Risk Charge:	1.05%
Administrative Expense Charge:	0.15%
Distribution Fee:	0.15%

Total Variable Account Annual Expenses (without optional benefits):	1.35%

Charge for Optional Death Benefit

Fee as a % of Variable Account Value
Maximum Anniversary Account Value Death Benefit (“MAV”)[6] (as a percentage of Variable Account Value):	0.40%

Charge for Optional Living Benefit

Maximum Annual Fee
Sun Income Riser III Living Benefit (as a percentage of the highest Withdrawal Benefit Base[7] during the Contract Year):	1.95%[8]

Total Variable Account Annual Expenses (1.35%) plus Maximum Charges for the Optional Death Benefit (0.40%) and Sun Income Riser III (1.95%):	3.70%[9]

The table below shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.72%	1.88%

The expenses shown, which include any acquired fund fees and expenses, are those incurred for the year ended December 31, 2010, and were provided by the Funds. We have not independently verified the accuracy of the Fund expense information. Current or future expenses may be greater or less than those shown. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the Fund prospectuses.

[1]
The fee tables apply to the Accumulation Phase of the Contract and reflect the maximum charges unless otherwise noted. (See "Contract Charges.") During the Income Phase, the fees will be different than the Total Variable Account Annual Expenses described in the fee table. After you annuitize, we will deduct total insurance charges at an annual rate of 1.60% of your average daily Annuity Unit values; we will no longer deduct a mortality and expense risk charge or the charges for the optional living benefit or the optional death benefit. The 1.60% insurance charge, which includes the administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase. The total insurance charges of 1.60% during the Income Phase are higher than the maximum total Variable Account annual expenses (without optional benefits) deducted during the Accumulation Phase.

[2]
A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for seven Contract Years, it may be withdrawn free of the withdrawal charge. (See “Withdrawal Charge.”)

[3]
The premium tax rate and base vary between 0% and 3.5% depending on your state of residence and the type of Contract you own. Currently, there is no premium tax in New York. However, if you are a non-New York resident, you may be required to pay a premium tax. (See “Premium Taxes.”)

[4]	The Annual Account Fee is waived if your Account Value is $100,000 or more on your Contract Anniversary. (See “Account Fee.”)

[5]
All of the Variable Account Annual Expenses, except for the charges for Sun Income Riser III, are assessed as a percentage of average daily net Variable Account assets. The charge for Sun Income Riser III is assessed on a quarterly basis.

[6]	The MAV optional death benefit is described under “Death Benefit.” It is currently available only if you are younger than age 75 on the Open Date.

[7]
The Withdrawal Benefit Base is equal to your initial Purchase Payment, and is, thereafter, subject to certain adjustments. (See “Withdrawal Benefit Base” under “Optional Living Benefit - Sun Income Riser III.”)

[8]
The charge for Sun Income Riser III is assessed and deducted quarterly based upon the Withdrawal Benefit Base and is taken on the last day of each Account Quarter. Different charges may apply depending on whether you have elected single-life or joint-life coverage. On the Issue Date, your Withdrawal Benefit Base is equal to your initial Purchase Payment and is, thereafter, subject to certain adjustments. We reserve the right to increase or decrease the percentage rate used to calculate the fee for Sun Income Riser III at any time, but, the rate will never exceed the maximum annual rate of 1.95% for joint-life, or 1.75% for single-life, coverage. The current annual rates and maximum annual rates are shown in the chart under “Charge for the Optional Living Benefit.”

[9]
This amount assumes that MAV (0.40%) was selected and Sun Income Riser III with joint-life coverage (1.95%) was also selected (in addition to the 1.05% Mortality and Expense Risk Charge, the 0.15% Administrative Expense Charge, and the 0.15% Distribution Fee). It also assumes that Sun Income Riser III’s initial Withdrawal Benefit Base is equal to the initial Purchase Payment. If the Withdrawal Benefit Base changes, the charge for Sun Income Riser III and your Total Variable Account Annual Expenses would be higher or lower.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract combines the features producing the highest maximum charges, including the MAV optional death benefit and Sun Income Riser III with joint-life coverage. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purposes of converting the Annual Account Fee to a percentage, the Example assumes an average Contract size of $30,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$1,241	$2,299	$3,302	$5,932

(2)	If you annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$567	$1,721	$2,899	$5,932

(3)	If you do not surrender your Contract:

1 year	3 years	5 years	10 years

$567	$1,721	$2,899	$5,932

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

For information concerning compensation paid for the sale of the Contracts, see “Distribution of the Contract.”

CONDENSED FINANCIAL INFORMATION

As of the date of this Prospectus, no Contract had yet been issued. Accordingly, historical information about the value of the units we use to measure the variable portion of your Contract is not yet available.

THE ANNUITY CONTRACT

Sun Life Insurance and Annuity Company of New York and Sun Life (N.Y.) Variable Account C (the “Variable Account”) offer the Contract on an individual basis for use in connection with retirement planning. Annuities are long-term investment vehicles designed for retirement planning, and are not suitable for short-term investing or speculation. Persons wishing to employ such strategies should not purchase a Contract. We issue the Contract directly to the individual Owner of the Contract. In this Prospectus, unless we state otherwise, we address Owners of Contracts as “you.” For the purpose of determining benefits under the Contracts, we establish an Account for each Owner, which we will refer to as “your” Account.

Your Contract provides certain features that may benefit you in retirement planning.

•
It has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or the Fixed Account options available through our DCA program. During the Income Phase, we make annuity payments based on the amount you have accumulated. Annuity payments can be fixed or variable. When you choose variable options, you assume the investment risk. When you choose fixed options, we assume the investment risk.

•
It also has tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

•	It provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing the optional death benefit for an additional charge.

•	If you so elect, during the Income Phase, it provides annuity payments to you or someone else for life or for another period that you choose.

The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as “Qualified Contracts,” and all other Contracts as “Non-Qualified Contracts.” A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

You should work with your registered representative to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

COMMUNICATING TO US ABOUT YOUR CONTRACT

You may submit transaction requests or otherwise communicate with us in writing or by telephone. All materials mailed to us, including Purchase Payments, must be sent to our mailing address as set forth at the beginning of this Prospectus. For all telephone communications, you must call (800) 447-7569. In addition, the authorized registered representative of the broker-dealer of record may submit transfer requests on your behalf in writing, by telephone, or over the Internet on our broker website. To use the broker website, the registered representative must first consent to our online terms of use. (See “Requests for Transfers” under “Transfer Privilege.”)

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our mailing address or at (800) 447-7569. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after the close of regular trading on the New York Stock Exchange, which is normally 4:00 p.m., Eastern Time. In some cases, receipt of requests for financial transactions by the broker-dealer of record will be deemed to be constructive receipt by us. This would include only cases where we have a specific agreement with the broker-dealer that provides for this treatment and the broker-dealer electronically forwards to us the request promptly after the end of the Business Day on which it receives the request in good order. In such cases, financial transactions received by us in good order will be priced that Business Day, provided the broker-dealer received the request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. For information about whether we have this type of arrangement with your broker-dealer, you may call us at the above number.

Certain methods of contacting us, such as by telephone or over the Internet, may be unavailable or delayed. Any computer or telephone system (including yours, ours, and your registered representative’s) can experience delays or outages that may delay or prevent us from processing your request. While we have taken reasonable precautions to allow our systems to accommodate heavy usage, we do not guarantee access or reliability under all circumstances. If you experience delays or an outage, you may submit your request to us in writing to our mailing address, as set forth at the beginning of this Prospectus.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

Electronic Account Information

Contract Owners may elect to receive prospectuses, transaction confirmations, reports and other communications in electronic format, instead of receiving paper copies of these documents. To enroll in this optional electronic delivery service Contract Owners must register and log on to our Internet customer website at https://customerlink.sunlife-usa.com. First-time users of this website can enroll in this electronic delivery service by selecting “eDeliver Documents” when registering to use the website. If you are already a registered user of this website, you can enroll in the electronic delivery service by logging on to your account and selecting “eDeliver Documents” on the “Update Profile” page. The electronic delivery service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, in order to avoid any disruption of deliveries to you. You may obtain more information and assistance at the above-mentioned internet location or by writing us at our mailing address or by telephone at (800) 447-7569.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

We are a stock life insurance company incorporated under the laws of New York on May 25, 1983. We do business primarily in New York. Our Home Office is located at 60 East 42nd Street, Suite 1115, New York, New York 10165.

We are ultimately controlled by Sun Life Financial Inc. (“Sun Life Financial”). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on October 18, 1985, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under New York insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. The assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct. All obligations arising under a Contract, including the promise to make annuity payments, and the optional living benefit and death benefit guarantees, are general corporate obligations of the Company and, as such, are subject to the claims of the Company’s creditors.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefits, and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.

Large-Cap Equity Funds	Specialty Sector Equity Fund
Columbia Variable Portfolio - Marsico 21st Century Fund, Class 2	MFS® Utilities Portfolio, Service Class
Columbia Variable Portfolio - Marsico Growth Fund, Class 2	Specialty Sector Commodity Funds
Fidelity® Variable Insurance Products Fund II - Contrafund®	PIMCO CommodityRealReturn® Strategy Portfolio,
Portfolio, Service Class 2[3]	Administrative Class
Invesco Van Kampen V.I. Comstock Fund, Series II	Real Estate Equity Fund
Lord Abbett Series Fund - Fundamental Equity Portfolio, Class VC	Sun Capital Global Real Estate Fund, Service Class
MFS® Core Equity Portfolio, Service Class	Asset Allocation Funds
MFS® Value Portfolio, Service Class	AllianceBernstein Balanced Wealth Strategy Portfolio, Class B
Mutual Shares Securities Fund, Class 2	AllianceBernstein Dynamic Asset Allocation Portfolio, Class B
Oppenheimer Capital Appreciation Fund/VA, Service Shares	BlackRock Global Allocation V.I. Fund, Class III
SCSM BlackRock Large Cap Index Fund, Service Class	Fidelity® Variable Insurance Products III - Balanced Portfolio,
SCSM Davis Venture Value Fund, Service Class	Service Class 2[3]
SCSM Lord Abbett Growth & Income Fund, Service Class	Franklin Income Securities Fund, Class 2
SCSM WMC Large Cap Growth Fund, Service Class	Invesco Van Kampen V.I. Equity and Income Fund, Series II
Mid-Cap Equity Funds	MFS® Global Tactical Allocation Portfolio, Service Class
Fidelity® Variable Insurance Products III - Mid Cap Portfolio,	MFS® Total Return Portfolio, Service Class
Service Class 2[3]	PIMCO Global Multi-Asset Portfolio, Advisor Class[1]
Invesco Van Kampen V.I. Mid Cap Value Fund, Series II	SCSM Ibbotson Balanced Fund, Service Class[1]
Lord Abbett Series Fund - Growth Opportunities Portfolio, Class VC	SCSM Ibbotson Conservative Fund, Service Class[1]
SCSM Goldman Sachs Mid Cap Value Fund, Service Class	SCSM Ibbotson Growth Fund, Service Class[1]
SCSM WMC Blue Chip Mid Cap Fund, Service Class	Target Date Funds
Universal Institutional Funds, Inc. - Mid Cap Growth	Fidelity® Variable Insurance Products Fund IV - Freedom 2015
Portfolio, Class II4	Portfolio, Service Class 2[1,3]
Small-Cap Equity Funds	Fidelity® Variable Insurance Products Fund IV - Freedom 2020
Franklin Small Cap Value Securities Fund, Class 2	Portfolio, Service Class 2[1,3]
SCSM BlackRock Small Cap Index Fund, Service Class	Money Market Fund
SCSM Columbia Small Cap Value Fund, Service Class	Sun Capital Money Market Fund®, Service Class
SCSM Invesco Small Cap Growth Fund, Service Class	Short-Term Bond Fund
International/Global Equity Funds	SCSM Goldman Sachs Short Duration Fund, Service Class
AllianceBernstein International Growth Portfolio, Class B	Intermediate-Term Bond Funds
Columbia Variable Portfolio - Marsico International Opportunities	MFS® Bond Portfolio, Service Class
Fund, Class 2	MFS® Government Securities Portfolio, Service Class
MFS® International Growth Portfolio, Service Class	SCSM PIMCO Total Return Fund, Service Class
MFS® International Value Portfolio, Service Class	Sun Capital Investment Grade Bond Fund®, Service Class
MFS® Research International Portfolio, Service Class	Wells Fargo Variable Trust - VT Total Return Bond Fund, Class 2[5]
Oppenheimer Global Securities Fund/VA, Service Shares	Inflation Protected Bond Fund
SCSM AllianceBernstein International Value Fund, Service Class	SCSM BlackRock Inflation Protected Bond Fund, Service Class
SCSM BlackRock International Index Fund, Service Class	Multi-Sector Bond Fund
Templeton Growth Securities Fund, Class 2	Franklin Strategic Income Securities Fund, Class 2
International/Global Small/Mid-Cap Equity Fund	High Yield Bond Fund
First Eagle Overseas Variable Fund[2]	SCSM PIMCO High Yield Fund, Service Class
Emerging Markets Equity Funds	Emerging Markets Bond Fund
Lazard Retirement Emerging Markets Equity Portfolio,	PIMCO Emerging Markets Bond Portfolio, Administrative Class
Service Class
MFS® Emerging Markets Equity Portfolio, Service Class

[1]
These are Fund of Funds options and expenses of the Fund include the Fund level expenses of the underlying Funds as well. These Funds may be more expensive than Funds that do not invest in other Funds.

[2]	First Eagle Overseas Variable Fund does not have different share classes.
[3]
In marketing materials and other documents, the Fidelity® funds may be referred to as follows: Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio, Fidelity® VIP Balanced Portfolio, Fidelity® VIP Freedom 2015 Portfolio, and Fidelity® VIP Freedom 2020 Portfolio.

[4]	In marketing materials and other documents, the Universal Institutional Fund may be referred to as Morgan Stanley UIF Mid Cap Growth Portfolio.
[5]	In marketing materials and other documents, the Wells Fargo Variable Trust - VT Total Return Bond Fund may be referred to as Wells Fargo Advantage VT Total Return Bond Fund.

AllianceBernstein L.P. advises the AllianceBernstein Portfolios. BlackRock Advisors, LLC advises BlackRock Global Allocation V.I. Fund (sub-advised by BlackRock Investment Management, LLC and BlackRock International Limited). Columbia Management Investment Advisers, LLC, advises the Columbia Variable Portfolios (sub-advised by Marsico Capital Management, LLC). Fidelity® Management & Research Company advises the Fidelity® VIP Portfolios; Fidelity® VIP Contrafund® Portfolio and Fidelity® VIP Mid Cap Portfolio (sub-advised by FMR Co. Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.); and Fidelity® VIP Balanced Portfolio (sub-advised by Fidelity Investments Money Management, Inc., FMR Co. Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.). First Eagle Investment Management, LLC advises First Eagle Overseas Variable Fund. Franklin Advisers, Inc. advises Franklin Income Securities Fund and Franklin Strategic Income Securities Fund. Franklin Advisory Services, LLC advises Franklin Small Cap Value Securities Fund. Franklin Mutual Advisers, LLC advises Mutual Shares Securities Fund. Invesco Advisers, Inc. advises the Invesco Funds. Lazard Asset Management LLC advises Lazard Retirement Portfolio. Lord, Abbett & Co. LLC advises the Lord Abbett Portfolios. Massachusetts Financial Services Company, our affiliate, advises the MFS® Portfolios. Morgan Stanley Investment Management Inc. advises The Universal Institutional Funds, Inc. Portfolio. Pacific Investment Management Company LLC advises the PIMCO Portfolios. OppenheimerFunds, Inc. advises the Oppenheimer Funds. Strategic Advisers, Inc. advises the Fidelity® VIP Freedom Portfolios. Sun Capital Advisers LLC, our affiliate, advises the Sun Capital Advisers Trust Funds; SCSM AllianceBernstein International Value Fund (sub-advised by AllianceBernstein L.P.); SCSM BlackRock Inflation Protected Bond Fund (sub-advised by BlackRock Financial Management, Inc.); SCSM BlackRock International Index Fund, SCSM BlackRock Large Cap Index Fund, and SCSM BlackRock Small Cap Index Fund (sub-advised by BlackRock Investment Management, LLC); SCSM Columbia Small Cap Value Fund (sub-advised by Columbia Management Investment Advisers, LLC); SCSM Davis Venture Value Fund (sub-advised by Davis Selected Advisers, L.P.); SCSM Goldman Sachs Mid Cap Value Fund and SCSM Goldman Sachs Short Duration Fund (sub-advised by Goldman Sachs Asset Management, L.P.); SCSM Ibbotson Balanced Fund, SCSM Ibbotson Conservative Fund, and SCSM Ibbotson Growth Fund (sub-advised by Ibbotson Associates, Inc.); SCSM Invesco Small Cap Growth Fund (sub-advised by Invesco Advisers, Inc.); SCSM Lord Abbett Growth & Income Fund (sub-advised by Lord, Abbett & Co. LLC); SCSM PIMCO High Yield Fund and SCSM PIMCO Total Return Fund (sub-advised by Pacific Investment Management Company LLC); SCSM WMC Blue Chip Mid Cap Fund and SCSM WMC Large Cap Growth Fund (sub-advised by Wellington Management Company, LLP); and Sun Capital Global Real Estate Fund (sub-advised by Massachusetts Financial Services Company). Templeton Global Advisors Limited advises Templeton Growth Securities Fund. Wells Fargo Funds Management, LLC advises the Wells Fargo Variable Trust Fund (sub-advised by Wells Capital Management Incorporated).

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as each Fund’s Statement of Additional Information, may be obtained without charge by calling us at (800) 447-7569 or by writing to Sun Life Insurance and Annuity Company of New York, P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Owners, but are paid from assets of the advisers, transfer agents, or underwriters.

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund’s portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios, and cash flows.

THE FIXED ACCOUNT OPTIONS: THE DCA PERIODS

The Fixed Account is made up of all the general assets of the Company (referred to as the “general account”) other than those allocated to any separate account. Amounts you allocate to the DCA program (see “Other Programs”) under either the 6-month DCA Period or the 12-month DCA Period, become part of the Fixed Account. These general account assets are available to support our insurance and annuity obligations other than those funded by the Variable Account. Any guarantees under the Contract that exceed your Variable Account Value, such as those with any optional living benefit and any death benefit, are paid from our general account (and not the Variable Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Variable Account Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We issue other types of insurance policies and financial products as well, and we pay our obligations under those products from our assets in the general account. The general account is subject to claims of creditors made on the assets of the Company.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by New York state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the four highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable New York state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

Money allocated to a DCA Period earns interest at a Guaranteed Interest Rate. We determine Guaranteed Interest Rates at our discretion. Our determination will be influenced by the interest rates we earn on our fixed income investments as well as other factors, including regulatory and tax requirements, sales commissions, administrative expenses, general economic trends, and competitive factors.  You can find out about our current Guaranteed Interest Rates by calling us at (800) 447-7569.

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Purchase Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the Owner dies before the Annuity Commencement Date.

Issuing Your Contract

We “open” the Contract on the Business Day when we receive your Application at our mailing address shown on the first page of this Prospectus. We refer to this date as the “Open Date.” We “issue” your Contract on the day we apply your initial Purchase Payment, when your Application is “in good order.” An Application is in good order when we have received all the information necessary to complete it. We refer to this date as the “Issue Date.”

We determine your eligibility for purchasing a Contract and your eligibility for electing the optional death benefit and the optional living benefit based upon the ages of all Owners and Annuitants on the Open Date.

We will credit your initial Purchase Payment to your Account within two Business Days of receiving your completed Application, in good order. If your Application is not in good order, we will notify you. If we do not have the necessary information to complete the Application within five Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is in good order. Once the Application is in good order, we will then apply your Purchase Payment within two Business Days.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary. However, we will not accept an initial Purchase Payment of less than $10,000 or the maximum annual Individual Retirement Annuity (“IRA”) contribution, unless we waive these limits. Although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Purchase Payment in advance. We reserve the right to refuse Purchase Payments received more than five years after your Issue Date or after your 70th birthday, whichever is later. We will notify you of any change in writing prior to its effectiveness. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase. Additional restrictions may apply if you purchased Sun Income Riser III. If you are participating in Sun Income Riser III, you may make Purchase Payments only during your first Contract Year.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and DCA Periods currently available, but we reserve the right to limit any allocation to a DCA Period to at least $1,000. We will notify you of any change in writing prior to its effectiveness.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or DCA Period. These percentages are called your allocation factors. You may change the allocation factors for future Purchase Payments by sending us notice of the change as required. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see “Contract Charges - Premium Taxes”). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the two components of your Contract: the Variable Account portion of your Contract (“Variable Account Value”) and the Fixed Account portion of your Contract (“Fixed Account Value”). These two components are calculated separately, as described under “Variable Account Value” and “Fixed Account Value.”

Variable Account Value

Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is generally 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) Each day we make a valuation is called a “Business Day.” The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a “Valuation Period.” On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor, which we call the Net Investment Factor, which represents the net return on the Sub-Account’s assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account’s Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account Value is the sum of all amounts allocated to the Fixed Account options available under our DCA program, plus interest credited on those amounts, minus withdrawals, transfers out of DCA Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

We credit interest on amounts allocated to the Fixed Account at the applicable Guaranteed Interest Rate for the duration of the DCA Period you elect. While you are participating in the DCA program, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis. You can find out about our current Guaranteed Interest Rates by calling us at (800) 447-7569.

Transfer Privilege

Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts then available, subject to the following restrictions:

●	you may not make more than 12 transfers in any Contract Year;

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

●	we impose additional restrictions on market timers, which are further described below. (See “Short-Term Trading.”)

These restrictions do not apply to transfers made under any optional program. (See “Other Programs.”) Additional restrictions apply to transfers made under the Sun Income Riser III living benefit.

We reserve the right to waive these restrictions and exceptions at any time, as discussed under “Short-Term Trading,” or to change them. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. We will notify you of any change in writing prior to its effectiveness. Under current law, there is no tax liability for transfers.

Requests for Transfers

You, your authorized registered representative of the broker-dealer of record, or another authorized third party may request transfers in writing or by telephone. Registered representatives of broker-dealer firms that have entered into selling agreements with us may, on behalf of their clients, submit transfer requests electronically over the Internet on our broker website. To use this electronic transfer service, a registered representative must agree to our online terms of use. If you wish to purchase a Contract for which this electronic transfer service is available, you can contact us by telephone at (800) 447-7569 to identify broker-dealers with registered representatives that use this service.

If a written, telephone, or electronic transfer request is received before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m., the transfer will be priced that day. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We have established procedures reasonably designed to confirm that instructions communicated to us by telephone or electronically are genuine. These procedures may require any person requesting a transfer made by telephone or electronically to provide personal identifying information. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

We reserve the right to deny any and all transfer requests made by telephone or electronically and to require that certain transfer requests be submitted in writing. A transfer request may be denied if it is not in good order or if it does not comply with the terms of our short-term trading policy or the trading policy of a fund involved in the transfer. If an electronic or a telephone transfer request is denied, we will immediately notify you and your authorized registered representative.

We also reserve the right to suspend, modify, restrict, or terminate the telephone or electronic transfer privilege at any time. Your ability (or the ability of your authorized registered representative or another authorized third party) to request transfers by telephone and/or electronically may also be limited due to circumstances beyond our control, such as during system outages or periods of high volume.

A transfer request will be priced at the Variable Accumulation Unit value next determined at the close of the Business Day if we receive your transfer request, in good order, before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be priced on the next Business Day.

Certain transfer requests may result in the modification or cancellation of one or more of the Contract’s optional programs or features that require, or are based on, specific allocations among the available Sub-Accounts or DCA Periods as described more particularly elsewhere in this Prospectus and in Appendix E.

No more than one transfer request of Account Values may be made on the same Business Day regardless of whether the request is made by you, your authorized registered representative, or another authorized third party, and regardless of whether the request is submitted in writing, by telephone, or electronically. The Company has established reasonable procedures for handling multiple transfer requests received on the same Business Day, including processing the first transfer request received in good order on a Business Day (unless otherwise cancelled in accordance with the cancellation procedures described in the next paragraph).

You, your authorized registered representative, or another authorized third party may cancel a transfer request by contacting us by telephone at (800) 447-7569 before the end of the Business Day during which the transfer request was submitted. We may also permit your authorized registered representative to request cancellation of a transfer request electronically over the Internet, provided we receive the electronic request before the end of the Business Day during which the transfer request was submitted.

Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Contract Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Contract Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners. Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

The Company has policies and procedures to limit the number and frequency of transfers of Account Value. The Company also reserves the right to charge a fee for transfers to discourage frequent trading. In no event will the total charge assessed in connection with a transfer, that includes this fee as well as any charge that we may assess on a permitted transfer of Account Value among Sub-Accounts (see “Permitted Transfers,” above), exceed the maximum fee per transfer presented in the table of “Fees and Expenses” in this Prospectus.

Short-term trading activities whether by the Contract Owner or a third party authorized to initiate transfer requests on behalf of Contract Owner(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Permitted Transfers,” such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Account Values on behalf of multiple Contract Owners at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Contract Owner be equal to 100% of that Contract Owner’s value in the Sub-Account. In the last situation, we will not transfer any of the Sub-Account value. Instead, we will deem the request not in good order and immediately notify you.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund, in the following instances:

●	when a new broker of record is designated for the Contract;

●	when the Owner changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Owner or Annuitant;

●	when necessary in our view to avoid hardship to an Owner; or

●	when underlying Funds are dissolved, merged, or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Contract Owners to certain risks. The short-term trading could increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Contract Owners could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Funds’ Shareholder Trading Policies

In addition to the restrictions that we impose (as described under “Permitted Transfers” and “Short-Term Trading”), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund’s shares. These policies (the “Funds’ Shareholder Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Shareholder Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Shareholder Trading Policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund’s Shareholder Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund’s Shareholder Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund’s Shareholder Trading Policies, which are disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under “Permitted Transfers” and under “Short-Term Trading.” Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

We may reduce or waive the withdrawal charge or the annual Account Fee, credit additional amounts, grant special Guaranteed Interest Rates in certain situations, or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Owner, certain sales of larger-sized Contracts (generally, Contracts that have our approval to exceed $2 million in Account Value), and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions (“Eligible Employees”) and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see “Withdrawals and Withdrawal Charges.”

Other Programs

You may participate in any of the following optional programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 transfers per year allowed under the section entitled “Transfer Privilege.” If you have elected to participate in Sun Income Riser III or the optional death benefit, certain restrictions may affect the operation or availability of these programs as discussed in more detail under each specific program below.

We reserve the right to terminate each of these programs. You may also terminate your participation in any of these programs at any time.

Dollar-Cost Averaging (“DCA”) Program

You may elect to participate in the DCA program, at no extra charge, when you make any Purchase Payment to your Contract prior to your Maximum Annuity Commencement Date. If you have elected Sun Income Riser III, your ability to make Purchase Payments into the DCA program will end after your first Contract Anniversary.

The DCA program allows you to invest gradually over time by allocating all or a portion of your Purchase Payment to a 6-month DCA Period or 12-month DCA Period. At regular time intervals, we will automatically transfer a portion of your Fixed Account Value to one or more Sub-Accounts that you choose. The program continues until your Fixed Account Value is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

Amounts allocated to a DCA Period will earn interest at a rate declared by the Company for the DCA Period you elect. Amounts invested in a Sub-Account may not be transferred to a DCA Period. If you elected to participate in the DCA program when you purchased your Contract, then all future Purchase Payments will be allocated to the DCA program, unless you specify otherwise.  Any allocation of a new Purchase Payment to the DCA program will be treated as commencing a new DCA Period.

The main objective of the DCA program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, the DCA program allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. The DCA program allows you to take advantage of market fluctuations. However, it is important to understand that the DCA program does not insure a profit or protect against loss in a declining market.

Asset Allocation

One or more asset allocation models may be available in connection with the Contract, at no extra charge. You may elect to participate in an asset allocation model at any time prior to your Maximum Annuity Commencement Date as long as we are still offering asset allocation models. Asset allocation is the process of investing in different asset classes, such as equity funds, fixed income funds, and money market funds, depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

We have no discretionary authority or control over your investment decisions. We do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

Our asset allocation program consists of one or more asset allocation models that we may make available from time to time. You may participate in only one model at a time. Each such asset allocation model represents a combination of Sub-Accounts with a different level of risk. Any asset allocation models, as well as the terms and conditions of this asset allocation program, are fully described in a separate brochure. You may request a copy of this brochure by calling us at (800) 447-7569. We may add or delete such models in the future.

Our asset allocation models are “static.” That is to say, if you elect an asset allocation model, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose. While we will not alter the Sub-Account allocation percentages used in any asset allocation model, your asset allocation model and allocation weightings could be affected by mergers, liquidations, fund substitutions or closures.

You will not be provided with information regarding the periodic updates to models that we may offer to new Contract purchasers. Any new models will only be offered to Contracts opened on or after the date the new model goes into effect or to Owners who elect an asset allocation model on or after that date. Owners of any existing asset allocation model will remain in that existing model and we will continue to rebalance their percentage allocations among the Sub-Accounts in that existing model. However, such Owners may make an independent decision to change their asset allocations at any time. Investment alternatives, other than these asset allocation models, are available that may enable you to invest your Account Value with similar risk and return characteristics. You should consult your financial adviser periodically to consider whether any model you have selected is still appropriate for you.

Systematic Withdrawal Program

You may select our Systematic Withdrawal Program at any time prior to your Maximum Annuity Commencement Date. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will process them automatically. They may also be included as income and subject to a 10% federal tax penalty as well as charges applicable on withdrawal. You should consult a qualified tax professional before choosing this option. We reserve the right to limit the election of this program to Contracts with a minimum Account Value of $10,000.

You are responsible for and may have to adjust the amount and timing of your systematic withdrawals to comply with amounts you are allowed to withdraw under Sun Income Riser III. For more detail regarding the amount that you may withdraw under Sun Income Riser III, please see “Annual Withdrawal Amount” and “Lifetime Withdrawal Percentage.”

Withdrawals may significantly reduce the death benefit amount under your Contract. (See “Calculating the Death Benefit.”)

You may change or stop this program at any time, by written notice to us or other means approved by us.

Portfolio Rebalancing Program

You may select our Portfolio Rebalancing Program at any time prior to your Maximum Annuity Commencement Date. Under this program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis. If you are participating in Sun Income Riser III, then, on a quarterly basis, we will automatically transfer your Account Value among the Designated Funds you have selected to maintain the percentage allocations you have chosen. (See “Designated Funds” and “Build Your Own Portfolio.”)

WITHDRAWALS AND WITHDRAWAL CHARGES

Cash Withdrawals

Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our mailing address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see “Withdrawal Charge”). Upon request, we will notify you of the amount we would pay in the event of a full withdrawal. Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax (see “Tax Provisions”). You should carefully consider these tax consequences before requesting a cash withdrawal.

Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows:

•
first we determine your Account Value based on any Fixed Account Value in the DCA program and on the price next determined for each Sub-Account at the end of the Valuation Period during which we receive your withdrawal request;

•	we then deduct the Account Fee, if applicable; and finally,

•	we calculate and deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, cancellation of all rights and privileges under your Contract, and your optional living benefit will end.

Partial Withdrawals

When you request a partial withdrawal, you can ask to have any applicable charges deducted either from:

•	the amount of your partial withdrawal request (thereby reducing the amount you are to receive); or
•	your Account Value (thereby reducing your Account Value by the amount of your partial withdrawal request plus any applicable withdrawal charges).

If you make no specification, we will process your withdrawal request using the first option above. Please note: Under either option any applicable taxes will be deducted from the amount you receive.

You may specify the amount you want withdrawn from each Sub-Account and/or Fixed Account option to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro-rata, based on your Account Value at the end of the Valuation Period during which we receive your request. If you have elected “Build Your Own Portfolio,” withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds.

Withdrawals may significantly reduce any death benefit and/or living benefit amount. In calculating the amount payable under the living benefit or death benefit, we may reduce the benefit by an amount that is greater than the amount of the withdrawal, depending on the circumstances. Accordingly, you should refer to the more detailed discussions of the optional living benefit and the optional death benefit that appear elsewhere in this Prospectus for information about the effects that withdrawals will have on those benefits.

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Contract Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal (i.e., a surrender of your Contract).

Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within seven days after we receive your withdrawal request in good order, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and New York state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

●	when the New York Stock Exchange is closed (except weekends and holidays) or when the SEC determines trading on the New York Stock Exchange is restricted;

●
when the SEC determines that an emergency exists and that it is not reasonably practical (i) to dispose of securities held in the Variable Account or (ii) to determine the value of the net assets of the Variable Account; or

●	when an SEC order permits us to defer payment for the protection of Owners.

If, pursuant to SEC rules, the Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Money Market Sub-Account until the Fund is liquidated. We also may defer payment of amounts you withdraw from the Fixed Account for up to six months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a “contingent deferred sales charge”) on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

Free Withdrawal Amount

In each Contract Year you may withdraw a portion of your Account Value, which we call the “free withdrawal amount,” before incurring the withdrawal charge.

For the first Contract Year, the free withdrawal amount is equal to 15% of the amount of all Purchase Payments you have made. For all other Contract Years, the free withdrawal amount is equal to the greater of:

●	your Contract earnings (defined below) minus all withdrawals previously taken that were not subject to withdrawal charges, or

●
15% of the amount of all Purchase Payments made in the last seven Contract Years (including the current Contract Year), minus all withdrawals taken during the current Contract Year that were not subject to withdrawal charges.

Your Contract earnings are determined according to the following formula:

(AV – PP) + WD

Where:

AV	=	Account Value on the business day prior to the day we receive your withdrawal request.
PP	=	All Purchase Payments.
WD	=	All withdrawals and withdrawal charges taken.

For an example of how we calculate the “free withdrawal amount,” see Appendix C.

Order of Withdrawals

Each time you make a withdrawal, we consider the free withdrawal amount to be withdrawn first. If the amount you withdraw is in excess of your free withdrawal amount, then that excess will be subject to a withdrawal charge. We will withdraw the excess, in order, from your oldest remaining Purchase Payment to your most recent Purchase Payment. Each time you make a withdrawal, we will follow this procedure until all of your Purchase Payments have been withdrawn. Once all Purchase Payments are withdrawn, the balance withdrawn (which would include the 0.15% credit described under “Mortality and Expense Risk Charge”) is considered to be earnings and is not subject to a withdrawal charge.

Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Contract Years the Purchase Payment has been held in your Account. Each Purchase Payment begins a new 7-year period and moves down the declining withdrawal charge scale as shown below at each Contract Anniversary. If a Purchase Payment is withdrawn during the same Contract Year as it was made, it will have an 8% withdrawal charge. On your next scheduled Contract Anniversary, that Purchase Payment, along with any other Purchase Payments made during that same Contract Year, will be considered to be in their second Contract Year and will also have an 8% withdrawal charge. On the next Contract Anniversary, these Purchase Payments will move into their third Contract Year and will have a withdrawal charge of 7%. This withdrawal charge decreases according to the number of Contract Years the Purchase Payment has been held in your Account. The withdrawal charge scale is as follows:

Number of Contract Years
Payment Has Been	Withdrawal
In Your Account	Charge
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7 or more	0%

The withdrawal charge will never be greater than 8% of an amount equal to your Account Value minus your “free withdrawal amount.” You may want to consider deferring a withdrawal because withdrawal charges decline the longer the Purchase Payment is held in your Account.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Types of Withdrawals not Subject to Withdrawal Charge

Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Contract Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

Other Withdrawals

We do not impose withdrawal charges:
•	when you annuitize your Contract;
•	on amounts we pay as a death benefit;
•	on amounts you transfer among the Sub-Accounts; or
•	on any amounts transferred as part of an optional program. (See “Other Programs.”)

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $30 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Contract Anniversary. We deduct the Account Fee pro-rata from each Sub-Account and each Fixed Account option, based on the allocation of your Account Value on your Contract Anniversary.

We will not charge the Account Fee if your Account Value is $100,000 or more on your Contract Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro-rata portion of the Account Fee to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $30 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge and Distribution Fee

We deduct an administrative expense charge from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. During the Accumulation Phase, this charge is deducted at an annual effective rate equal to 0.15% of your average daily Variable Account Value. During the Income Phase, this charge is included as part of the total insurance charges deducted from Annuity Unit values. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Owner Accounts and the Variable Account that are not covered by the annual Account Fee.

We also deduct a distribution fee from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. During the Accumulation Phase, this fee is deducted at an annual effective rate equal to 0.15% of your average daily Variable Account Value. During the Income Phase, this fee is included as part of the total insurance charges deducted from Annuity Unit values. This charge is designed to reimburse us for the expenses associated with distributing and issuing the Contracts.

Depending on the amount of expenses that we incur, we expect that we may earn a profit from these charges. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.05% of your average daily Variable Account Value. If your Purchase Payments or Account Value exceeds $1 million on your Contract Anniversary, an amount equal to 0.15% of your Account Value will be credited to your Account on that date and on every subsequent Contract Anniversary during the Accumulation Phase. The 0.15% credit is not a Purchase Payment and therefore no withdrawal charges are directly associated with the credit. This credit will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts. It also immediately increases your Account Value and, as a result, other values may be affected. For example:

•	An increase in your Account Value may also result in your Account Value becoming the greatest amount payable under the basic death benefit.

•	If you are participating in Sun Income Riser III, the increase in your Account Value may cause a step-up of your Withdrawal Benefit Base.

•	This credit is considered earnings and, as such, it is factored into the calculation of your free withdrawal amount.

This credit is paid out of our general account and is the result of cost savings that we expect on Contracts over $1 million.

We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to: (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Owner prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract’s Account Value; (3) the risk that our cost of providing benefits according to the terms of the optional death benefit and Sun Income Riser III will exceed the amount of the charges we deduct for those optional benefits; and (4) the risk that the annual Account Fee, the administrative expense charge, and the distribution fee we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover such costs, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

During the Income Phase, we will deduct total insurance charges at an annual rate of 1.60% of your average daily Annuity Unit values. We will not deduct the mortality and expense risk charge; nor will we deduct the charges for Sun Income Riser III or the optional death benefit. The 1.60% charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase. The level of these total insurance charges (1.60%) is higher than the level of the total Variable Account annual expenses without optional benefits (maximum, 1.35%) deducted during the Accumulation Phase.

Charges for Optional Benefits

If you elect the Sun Income Riser III living benefit, we will deduct a fee from your Account Value on the last valuation day of each Account Quarter during the Accumulation Phase. The fee will be a percentage of the Withdrawal Benefit Base during the Contract Year. (The Withdrawal Benefit Base is initially equal to your initial Purchase Payment, and thereafter is subject to certain adjustments.) (See “Withdrawal Benefit Base.”) The percentage rates that we use to determine these fees may change over time, but will not exceed the maximum annual rate shown in the following chart. The chart also shows the current annual rate for Sun Income Riser III. (For more information about this fee, please see “FEES AND EXPENSES.”)

Single-Life Coverage		Joint-Life Coverage
Current Annual Rate	Maximum Annual Rate	Current Annual Rate	Maximum Annual Rate
1.10%	1.75%	1.20%	1.95%

If you elect the MAV optional death benefit, during the Accumulation Phase, we will deduct a daily charge at an effective annual rate of 0.40% of your average daily Variable Account Value. For more information about this charge, please see “FEES AND EXPENSES.” For more information about the calculation of this charge, please see “Variable Accumulation Unit Value” under “Variable Account Value.”

Premium Taxes

In New York there is no premium tax. However, if an Owner or Payee is not a New York State resident, a premium tax may be imposed, depending upon where the Owner or Payee resides. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if you could be subject to a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and expenses deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.

OPTIONAL LIVING BENEFIT: SUN INCOME RISER® III

We offer an optional living benefit that helps protect your future income against market risk (that is, the risk that your investments may decline in value or underperform your expectations). The living benefit provides lifetime income even if the Account Value declines to zero, provided that certain requirements are met. Note that, if your Account Value is reduced to zero prior to your Coverage Date (generally the Contract Anniversary after you turn 59), then your Contract and your living benefit will end. This means that you could pay for a benefit that you never receive.

You may elect to participate in the Sun Income Riser® III optional living benefit (“Sun Income Riser III” or “Living Benefit”) on or before your Issue Date. You will pay a fee for the Living Benefit. You may terminate the Living Benefit at any time; once terminated, it cannot be reinstated.

Sun Income Riser III is available only if you are age 80 or younger on the Open Date. Important information about the cost, restrictions, and availability of the Living Benefit is described more fully below. You should consult with tax and financial professionals to determine if the Living Benefit is appropriate for you.

The Living Benefit is designed to give you income for the rest of your life, regardless of investment performance. To determine the amount of lifetime income for which you are eligible, we consider two factors: your Withdrawal Benefit Base and your Lifetime Withdrawal Percentage. First, we set your Withdrawal Benefit Base to equal your initial Purchase Payment. We then determine your Lifetime Withdrawal Percentage, based on whether you have elected single-life or joint-life coverage and your age when you start taking withdrawals after your Coverage Date. The amount you can withdraw each Contract Year equals your Annual Withdrawal Amount, which is your Lifetime Withdrawal Percentage multiplied by your Withdrawal Benefit Base. The Living Benefit gives you the opportunity, through Bonuses and step-ups to increase your Withdrawal Benefit Base and, therefore, your Annual Withdrawal Amount. See “Key Terms” for a better understanding of the Living Benefit before reading about it in more detail later in this Prospectus.

Key Terms

It is important to understand several key terms that are fundamental to the Living Benefit. These key terms are described in greater detail elsewhere in this Prospectus.

Annual Withdrawal Amount: an annual dollar amount calculated as a percentage of the Withdrawal Benefit Base beginning on the Coverage Date.

Bonus: an amount equal to 7% (5% if joint-life coverage is elected) of the Bonus Base credited to the Withdrawal Benefit Base in Contract Years during the Bonus Period when no withdrawals are taken.

Bonus Base: the amount on which bonuses are calculated. The Bonus Base is set equal to your initial Purchase Payment, increased by any subsequent Purchase Payments and any “step-ups” (described below), and reduced proportionately by any Early Withdrawals and any Excess Withdrawals.

Bonus Period: a ten-year period beginning on the Issue Date and ending on your tenth Contract Anniversary. This Bonus Period will renew at step-up.

Coverage Date: your Issue Date if you are at least age 59; otherwise, the first Contract Anniversary after you attain age 59. On this date, you will be eligible to begin receiving your Annual Withdrawal Amount, provided your Account Value is greater than zero.

Early Withdrawal: a withdrawal taken before the Coverage Date.

Excess Withdrawal: a withdrawal taken after the Coverage Date which, alone or when combined with any other withdrawals taken in the same Contract Year, exceeds the Annual Withdrawal Amount (or, if greater, any required minimum distribution amount as defined under the Internal Revenue Code).

Lifetime Withdrawal Percentage: a percentage of the Withdrawal Benefit Base used to calculate the amount you can withdraw each Contract Year. The percentage is determined based on whether you have elected single-life coverage or joint-life coverage and your attained age at the time of your first withdrawal after the Coverage Date. A different Lifetime Withdrawal Percentage applies to specified age ranges and the oldest age range corresponds to the highest percentage.

Withdrawal Benefit Base: the amount used to calculate (i) your Annual Withdrawal Amount and (ii) the cost of your Living Benefit described below.

When discussing the Living Benefit, the terms “you” and “your” refer to the oldest living Owner under single-life coverage or the younger spouse under joint-life coverage. In the case of a non-natural Owner, these terms refer to the oldest living Annuitant.

Sun Income Riser III may not be appropriate for all investors. Before purchasing Sun Income Riser III, you should carefully consider the following:

Sun Income Riser III may be appropriate for you if you are an investor who:

●	wants an opportunity for annual income to increase as you grow older.
●	wants a guaranteed stream of income for life without annuitizing, beginning after your Coverage Date.
●	wants the option of joint-life coverage.
●	can defer withdrawals during your early Contract Years to increase your benefit in later years.

Sun Income Riser III may be inappropriate for you if you are an investor who:

●	anticipates the need for Early or Excess Withdrawals.
●	wants to invest in funds other than a Designated Fund.
●	wants single-life coverage on a co-owned Contract.
●	plans to take any withdrawals for the payment of advisory or other fees.

Sun Income Riser III is inappropriate if you are an investor who:

●	wants to make additional Purchase Payments after the first Contract Year.
●	is actively invested in contributory plans, because Sun Income Riser III prohibits any Purchase Payments after the first Contract Anniversary.
●	plans to take repeated Early or Excess Withdrawals for any reason.

Description of the Living Benefit

The Living Benefit provides you with (i) a guaranteed lifetime withdrawal benefit and (ii) an opportunity to increase the amount of that benefit each year, if you meet certain requirements. First, you must allocate 100% of your Account Value in designated investment choices that are designed to help manage our risk and to support the guarantees under the Living Benefit. Second, after your Coverage Date, you must limit your total withdrawals in each year that the Living Benefit is in effect to an amount no greater than the Annual Withdrawal Amount. Your Living Benefit is in effect beginning on the Issue Date and ending on the earlier of the Annuity Commencement Date or the termination of the Living Benefit. Of course, you can always withdraw an amount up to your Surrender Value pursuant to your rights under the Contract.

The Living Benefit allows you to defer withdrawals during your early Contract Years to increase your benefit in later years.

You may elect single-life coverage or, for a higher fee, joint-life coverage. Under the Living Benefit, once you make an election, you cannot switch between joint-life and single-life coverage regardless of any change in life events. Joint-life coverage:

(i)	must be elected on the Issue Date and cannot be added later;
(ii)	is available on an individually-owned Contract only if the spouse is the sole primary beneficiary under the Contract while the Living Benefit is in effect;
(iii)	is available on a co-owned Contract only if the spouses are the only co-owners while the Living Benefit is in effect;
(iv)	is not available if you are unmarried on the Issue Date;
(v)	has a lower Bonus (5%) than single life coverage; and
(vi)	has different age ranges corresponding to Lifetime Withdrawal Percentages.

If you are in a same-sex marriage, see “Federal Defense of Marriage Act and Same-Sex Marriages” under “TAX PROVISIONS.”

With joint-life coverage, the age of the person who was the younger spouse on the Issue Date determines when you can begin to receive your Living Benefit. Your Coverage Date will be the Issue Date provided that person is age 59. If that person is younger than age 59, your Coverage Date will be the Contract Anniversary after he or she attains (or would have attained) age 59. It does not matter whether the person who was the spouse is still alive or whether you are still married to that person. The Lifetime Withdrawal Percentage is based on the age the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the Coverage Date. The Lifetime Withdrawal Percentage may be reset to a higher percentage in the event of a step-up.

Please note: Whereas withdrawals of the Annual Withdrawal Amount under single-life coverage end when any Owner dies, withdrawals of the Annual Withdrawal Amount under joint-life coverage continue as long as either you or your spouse is alive. To take the Annual Withdrawal Amount after the death of a spouse under joint-life coverage, however, the surviving spouse must first elect to continue the Contract through spousal continuation. (See “Death of Owner - Joint-Life Coverage.”)

Important Considerations

The Living Benefit may not be appropriate for all investors. Before purchasing the Living Benefit, you should carefully consider the following:

1. The frequency and amount of withdrawals you anticipate.

•
You should not purchase the Living Benefit if you plan to take Early or Excess Withdrawals because such withdrawals may significantly reduce or eliminate the value of the guarantees provided by the Living Benefit.

•
Because the guaranteed lifetime withdrawal benefit under the Living Benefit is accessed through regular withdrawals that do not exceed the Annual Withdrawal Amount, the Living Benefit may not be appropriate for you if you do not foresee a need for frequent withdrawals and your primary objective is to take maximum advantage of the tax deferral aspect of the Contract.

•
The timing and amount of your withdrawals may significantly decrease, and even terminate, your benefits under the Living Benefit. For example, if your Account Value is reduced to zero immediately following an Early or an Excess Withdrawal, then your Withdrawal Benefit Base will also be reduced to zero and your Contract will terminate without value and, thereafter, no Annual Withdrawal Amount will be paid.

•	Early and Excess Withdrawals may decrease the Withdrawal Benefit Base and the Bonus Base by more than the amount withdrawn.
•
You should carefully consider when to begin making withdrawals, because you may not start at the most financially beneficial time for you. For example, by waiting to take withdrawals, you will have a greater opportunity to increase your Annual Withdrawal Amount, but you will have less time to take withdrawals.

•	Withdrawals taken in connection with the Living Benefit also:
o	reduce your Account Value;
o	reduce your death benefit under the Contract;
o	may be subject to withdrawal charges; and
o	may be subject to income taxes and federal tax penalties (e.g., if taken before age 59½).

2. Your investment objectives.

•	Your entire Account Value must be allocated to a limited number of specified Funds.
•	Any investment in or transfer to a Fund that is not a Designated Fund, or that falls outside the allocation ranges for the Build Your Own Portfolio model, will terminate your Living Benefit.

You should consult your financial advisor to assist you in determining which investment options may be best suited for your financial needs and risk tolerance.

3. The cost of the Living Benefit.

•	You will begin paying the fee for the Living Benefit as of the Issue Date, even if you do not begin taking withdrawals for many years, or ever.
•	The percentage rate used to calculate the fee may increase or decrease over time, but will not exceed the maximum annual rate shown in the fee table. (See “Cost of the Living Benefit.”)
•	We will not refund the fees that you have paid for the Living Benefit.

4. The impact of tax regulations.

•	The tax rules for Qualified Contracts may limit the value of a Living Benefit. You should consult a qualified tax professional before electing a Living Benefit for a Qualified Policy.
•	You may not elect a Living Benefit with an Inherited Non-Qualified or Beneficiary IRA Contract.
•	You may only withdraw your annual required minimum distribution (“RMD”) allowed under the Internal Revenue Code once during any given Contract Year.

5. Whether joint-life coverage or single-life coverage is appropriate for you.

•	With joint-life coverage, all benefits are based on the age of the younger spouse.
•
If your spouse is significantly younger or older than you, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possible long waiting period to begin annual withdrawals, the longer period during which your Account Value could be reduced to zero prior to the Coverage Date, and the higher fee for joint-life coverage.

•	Single-life coverage may not be an appropriate choice on a co-owned Contract because the Living Benefit will end on the death of any Owner.
•
Once you elect joint-life coverage, you or your spouse will always pay the higher joint-life fee, receive the lower Bonus where applicable, and maintain the different age ranges corresponding to the Lifetime Withdrawal Percentages.

•
If your spouse (as of the Issue Date) is no longer your spouse or no longer the sole primary beneficiary under the Contract, then coverage will continue until the death of an Owner.  If an Owner remarries, the new spouse is not covered under the joint-life feature.

•	If you are in a same-sex marriage, see “Federal Defense of Marriage Act and Same-Sex Marriages” under “TAX PROVISIONS.”

6. The amount and frequency of Purchase Payments.

•	After your Issue Date, we may limit the amount and timing of Purchase Payments that you can make.
•
Under Sun Income Riser III, you cannot make Purchase Payments after your first Contract Anniversary and, consequently, the Living Benefit may not be appropriate if you are actively invested in a contributory plan.

7. What happens if your Account Value is reduced to zero.

•
If your Account Value is reduced to zero before your Coverage Date, the Contract Anniversary following the 59th birthday of the older spouse under single-life coverage (the younger spouse under joint-life coverage), then no Annual Withdrawal Amount will be available, and your Contract, including your Living Benefit, will end. This is true, even if no withdrawals had been taken and the Account Value fell to zero as a result of poor investment performance, as well as the deduction of contract fees and charges.

•
If your Account Value is reduced to zero after your Coverage Date, for any reason other than immediately following an Excess Withdrawal, then your Contract, including your Living Benefit, will end, except that, payments of the Annual Withdrawal Amount (calculated on the following Contract Anniversary) will continue to be paid to the Owner for the rest of his/her life. This is true even if your Account Value falls to zero through any combination of (i) poor investment performance, (ii) the deduction of Contract fees and charges, as well as (iii) taking your Annual Withdrawal Amount.

•
If your Account Value is reduced to zero immediately following an Early or Excess Withdrawal, then your Contract, including your Living Benefit, will terminate, and no future Annual Withdrawal Amounts will be available.

See “Appendix D - Optional Living Benefit Examples” for examples showing how the features of the Living Benefit work.

Withdrawal Benefit Base

We use the Withdrawal Benefit Base to calculate the Annual Withdrawal Amount. On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

•	increased by any subsequent Purchase Payments;
•	increased by any applicable Bonuses;
•	increased by any step-ups; and
•	decreased by any Early and Excess Withdrawals.

The maximum Withdrawal Benefit Base permitted upon any step-up is $5 million. (For the purposes of determining this maximum limit, we reserve the right, in our sole discretion, to aggregate the benefit bases of all variable annuity contracts with living benefits that you own and that are issued by Sun Life Insurance and Annuity Company of New York or its affiliates.)

Please note:

•	We use the Withdrawal Benefit Base to calculate the Annual Withdrawal Amount as well as the fee for your Living Benefit.
•
Your Withdrawal Benefit Base is not a cash value, a Surrender Value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any Sub-Account, and it is not a guarantee of Account Value.

Lifetime Withdrawal Percentage

We use the Lifetime Withdrawal Percentage to calculate the Annual Withdrawal Amount. The Lifetime Withdrawal Percentage is determined based on:
•	your age at the time of the first withdrawal taken after the Coverage Date; or
•	if joint-life coverage is selected, the age of the younger spouse at the time of the first withdrawal taken after the Coverage Date.

Age at time of first withdrawal	Lifetime Withdrawal Percentage - Single-Life Coverage
< 59	0%
59-64	4%
65-79	5%
80+	6%

Age at time of first withdrawal	Lifetime Withdrawal Percentage - Joint-Life Coverage
< 59	0%
59-66	4%
67-79	5%
80+	6%

Please note: Once established, the Lifetime Withdrawal Percentage will not increase even though your age increases, except in certain circumstances involving step-ups (described below).

Annual Withdrawal Amount

Beginning on the Coverage Date, you can withdraw up to the Annual Withdrawal Amount from your Contract in any Contract Year without reducing your Withdrawal Benefit Base. The Annual Withdrawal Amount is determined by multiplying the Withdrawal Benefit Base by the Lifetime Withdrawal Percentage (shown in the applicable chart above), based on your age at the time of first withdrawal after the Coverage Date. Your Annual Withdrawal Amount is recalculated on your Contract Anniversary based upon the increases or decreases to the Withdrawal Benefit Base that occurred during the previous Contract Year.

A Purchase Payment will increase your Withdrawal Benefit Base and your Annual Withdrawal Amount will immediately be recalculated. All other increases to the Withdrawal Benefit Base will occur on your next Contract Anniversary and result in a new Annual Withdrawal Amount at that time. If an Excess Withdrawal has been taken, your available Annual Withdrawal Amount will be zero for the remainder of that Contract Year. On your next Contract Anniversary, a new Annual Withdrawal Amount will be calculated, based on your then current Withdrawal Benefit Base. If your Account Value has been reduced to zero immediately following an Excess Withdrawal, your Contract, including your Living Benefit, will end.

Your Lifetime Withdrawal Percentage will increase if your age at the time of step-up coincides with a higher percentage (shown in the charts above).

For further information regarding the impacts of taking your Annual Withdrawal Amount please see “Tax Issues Under the Living Benefit” and “TAX PROVISIONS.”

Please note:

•	If the Living Benefit is elected before your Coverage Date, then you will still be assessed a fee for the Living Benefit, even though the Annual Withdrawal Amount will be zero until the Coverage Date.
•
Your Annual Withdrawal Amount is not cumulative. This means that if you do not take the entire Annual Withdrawal Amount during a Contract Year, then you cannot take more than the Annual Withdrawal Amount in the next Contract Year and maintain the Living Benefit’s guarantees.

Bonus and Bonus Base

If you make no withdrawals in a Contract Year during the Bonus Period, then, on each Contract Anniversary during the Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% (5% if joint-life is elected) of the Bonus Base. The Bonus Period is a ten-year period beginning on the Issue Date and ending on your tenth Contract Anniversary. If a step-up occurs during the Bonus Period, then the Bonus Period will renew at step-up for an additional ten years.

We use the Bonus Base to calculate the Bonus. We set the initial Bonus Base to equal the initial Purchase Payment at issue. The Bonus Base will be increased by any subsequent Purchase Payments and any step-ups. The Bonus Base will be decreased by any Early Withdrawals or Excess Withdrawals.

Please note:

•	A Bonus will not be applied during your Bonus Period in any Contract Year in which you take a withdrawal.
•	Early and Excess Withdrawals will reduce the Bonus Base. (See “Impact of Withdrawals.”)

Step-Up

On each Contract Anniversary during the Bonus Period, if your Account Value exceeds your current Withdrawal Benefit Base, adjusted for any applicable Bonus, we will automatically increase your Withdrawal Benefit Base and Bonus Base to an amount equal to your Account Value.

On each Contract Anniversary after the Bonus Period and before your Annuity Commencement Date, if your Account Value exceeds your current Withdrawal Benefit Base, we will automatically increase your Withdrawal Benefit Base to an amount equal to your Account Value.

Please note: The Lifetime Withdrawal Percentage will increase if you have crossed into another age tier at the time of the step-up (we refer to this as “step-through”). For example, if you have single-life coverage and are age 79 (in the 65-79 age tier) when you make your first withdrawal, and you are age 80 at the time of the automatic step-up of your Withdrawal Benefit Base, then your Lifetime Withdrawal Percentage will increase to the level for the 80+ age tier. (See the chart under “Lifetime Withdrawal Percentage.”)

Impact of Withdrawals

Starting on your Coverage Date and continuing to your Annuity Commencement Date, you may take partial withdrawals up to your Annual Withdrawal Amount each Contract Year without reducing your Withdrawal Benefit Base or Bonus Base. These withdrawals will, however, reduce your Account Value by the amount of the withdrawal (and, consequently, the amount of your death benefit proportionately). In addition, these withdrawals are subject to withdrawal charges to the extent that they exceed the greatest of: (i) the free withdrawal amount permitted under your Contract (see “Free Withdrawal Amount”); (ii) your “yearly RMD amount” (subject to conditions discussed in “Tax Issues Under Living Benefits,”); and (iii) your Annual Withdrawal Amount.

Early Withdrawals

Withdrawals taken before your Coverage Date, referred to as “Early Withdrawals,” will reduce your Withdrawal Benefit Base and any Bonus Base according to the following formulae.

Your New Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV

Your New Bonus Base	=	BB x	(	AV - WD	)
AV

Where:
WBB	=	your Withdrawal Benefit Base immediately before the Early Withdrawal.
BB	=	your Bonus Base immediately before the Early Withdrawal.
WD	=	the amount of the Early Withdrawal.
AV	=	your Account Value immediately before the Early Withdrawal.

For Early Withdrawals, the Withdrawal Benefit Base and the Bonus Base are both reduced proportionally by the full amount of the withdrawal.

Excess Withdrawals

After the Coverage Date, any partial withdrawal that, when taken alone or in combination with all other withdrawals taken in the same Contract Year, exceeds the Annual Withdrawal Amount is referred to as an “Excess Withdrawal.” An Excess Withdrawal will reduce your Withdrawal Benefit Base and any Bonus Base according to the following formulae.

Your New Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV - AWA

Your New Bonus Base	=	BB x	(	AV - WD	)
AV - AWA

Where:
WBB	=	your Withdrawal Benefit Base immediately before the Excess Withdrawal.
BB	=	your Bonus Base immediately before the Excess Withdrawal.
WD	=	the amount of the Excess Withdrawal.
AV	=	your Account Value immediately before the Excess Withdrawal.
AWA	=	your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Contract Year.

If you take an Excess Withdrawal, the Withdrawal Benefit Base and the Bonus Base are both reduced proportionally by the amount of the withdrawal in excess of the Annual Withdrawal Amount.

Please Note: In regards to Early and Excess Withdrawals:

•	The above calculations show proportionate reductions. Generally speaking:
•	If your Account Value is greater than your Withdrawal Benefit Base, the reduction to your Withdrawal Benefit Base will be less than the amount withdrawn.
•	If your Account Value is less than your Withdrawal Benefit Base, the reduction to your Withdrawal Benefit Base will be more than the amount withdrawn.
•	A withdrawal that does not exceed the Annual Withdrawal Amount may nevertheless affect the Bonus and step-ups.

•	In addition, these withdrawals are subject to withdrawal charges to the extent they exceed the greatest of:
•	the free withdrawal amount permitted under your Contract;
•	your yearly RMD amount for your Contract; and
•	your Annual Withdrawal Amount.
•	Early Withdrawals and Excess Withdrawals could severely reduce, and even terminate, your Living Benefit, and could reduce your Account Value to zero, thereby terminating your Contract without value.
•
In addition to reducing your Living Benefit, any withdrawal taken before you reach age 59½ could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

•
We do not monitor for Excess Withdrawals. Accordingly, if you take regular or scheduled withdrawals, you should carefully monitor your withdrawals to be certain they are not in excess of your Annual Withdrawal Amount.

Cost of the Living Benefit

If you select the Living Benefit, then we will deduct a fee from your Account Value on the last valuation day of each Account Quarter. The fee is a percentage of your Withdrawal Benefit Base and differs for single-life and joint-life coverage. The percentage rate may increase or decrease over time, but will not exceed the Maximum Annual Rates shown in the table below. If we change the rate, then you may elect to cancel your Living Benefit and no longer pay the fee.

	Single-Life				Joint-Life
	Current Quarterly Rate	Current Annual Rate	Maximum Quarterly Rate	Maximum Annual Rate	Current Quarterly Rate	Current Annual Rate	Maximum Quarterly Rate	Maximum Annual Rate
Sun Income Riser III	0.2750%	1.10%	0.4375%	1.75%	0.3000%	1.20%	0.4875%	1.95%

Please note: Because the fee for the benefit is a percentage of your Withdrawal Benefit Base:
•
Your total annual fee is the sum of four quarterly fees and could be a much higher percentage of your Account Value than of your Withdrawal Benefit Base. The maximum annual fee is the maximum annual rate multiplied by the highest quarterly Withdrawal Benefit Base during that Contract Year.

•	Your fee will increase as your Withdrawal Benefit Base increases (although the rate used to calculate the fee may remain the same).

Cancellation of the Benefit

Should you decide that the Living Benefit is no longer appropriate for you, you may cancel it at any time.

We will terminate the Living Benefit upon the earliest of the following:
•	receipt, in good order, at our mailing address, of your written request to cancel the Living Benefit;
•	change of ownership of a Contract, unless you have received our prior approval to change the ownership;
•	death of an Owner with single-life coverage;
•	death of an Owner with joint-life coverage, if the spouses on the Issue Date are no longer spouses or no longer sole primary beneficiaries;
•	annuitization;
•	termination/full surrender of the Contract;
•	the Withdrawal Benefit Base is reduced to zero immediately following Early or Excess Withdrawals;
•	if the Account Value is reduced to zero prior to the Coverage Date, for any reason;
•	any investment in or transfer to a Fund that is not a Designated Fund; or
•	any investment in or transfer that is outside the allocation ranges for the Build Your Own Portfolio model.

Upon termination, all benefits and fees associated with the Living Benefit will cease. Once terminated, your Living Benefit cannot be reinstated.

Death of Owner - Single-Life Coverage

If you selected single-life coverage, then the Living Benefit ends on the death of any Owner and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole primary Beneficiary, he or she may elect to continue the Contract, but the Living Benefit will terminate and no optional living benefit will be available to your surviving spouse.

Please note:

•	Single-life coverage may be inappropriate on a co-owned Contract because the Living Benefit will end on the death of any Owner.
•
Beneficiaries who are not spouses cannot continue the Contract (see “Spousal Continuance” under “DEATH BENEFIT”) or the Living Benefit under the Contract. Co-owners who are not spouses should, therefore, discuss with their financial advisor whether the Living Benefit is appropriate for them. Also, if you are in a same-sex marriage, see “Federal Defense of Marriage Act and Same-Sex Marriages” under “TAX PROVISIONS.”

Death of Owner - Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of an Owner on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if an Owner dies while participating in the Living Benefit, the provisions of the section titled “Death of Owner - Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Owners dies, then the surviving spouse, as the sole primary beneficiary, can elect to continue the Contract and all currently-held benefits will continue to the surviving spouse. In such case, the Account Value will be equal to the Death Benefit. If you are in a same-sex marriage, see “Federal Defense of Marriage Act and Same-Sex Marriages” under “TAX PROVISIONS.”

Alternatively, the surviving spouse may elect any available option under the death benefit provisions of the Contract. In such case, the Contract, including the Living Benefit, will end.

Annuitization Under the Living Benefit

If your Account Value is greater than zero on your Maximum Annuity Commencement Date, then you must elect to:

●	surrender your Contract and receive your Surrender Value,

●	annuitize your Account Value under one of the then currently available Annuity Options, or

●
annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected on the Issue Date and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount. If you make no election, we will default your choice to this option.

If you elect to annuitize prior to your Maximum Annuity Commencement Date, then your Contract and the Living Benefit, will end.

Tax Issues Under the Living Benefit

Certain state and federal tax provisions may be important to you in connection with a living benefit. If your Contract is a Non-Qualified Contract, it is possible that the election of optional living benefits, such as the Living Benefit, might increase the taxable portion of any withdrawal you make from the Contract. It is not clear whether withdrawals after the Coverage Date while the Contract Value is greater than zero will be taxed as withdrawals or as annuity payments. This is significant for Non-Qualified Contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to adopt a conservative approach and treat such payments as withdrawals for tax purposes.  We intend to treat payments pursuant to the Living Benefit after the Contract Value becomes zero as annuity payments for tax purposes.

You may not elect a Living Benefit with an inherited Non-Qualified Contract or beneficiary IRA Contract.

If your Contract is a Qualified Contract, then the retirement plan governing that Qualified Contract may be subject to certain required minimum distribution (RMD) provisions imposed by the Internal Revenue Code (the “Code”) and Internal Revenue Service (“IRS”) regulations (collectively, the “Federal Tax Laws”). These RMD provisions require that an amount be distributed from the retirement plan each year, beginning generally in the calendar year in which you attain age 70½. Your failure to withdraw your yearly RMD amount from your retirement plan could result in adverse tax treatment. Because for certain retirement plans we do not know what assets are held by the plan, we have assumed for all plans that the Qualified Contract (i.e., your Contract) is the only asset, and we determine a yearly RMD amount taking into account only your Contract (“Yearly RMD Amount”).

When you elect to participate in the Living Benefit, we will inform you that you may withdraw amounts up to your Yearly RMD Amount each year without reducing your Withdrawal Benefit Base. To assist you in complying with the RMD requirements, in January of each year, we will notify you of your calculated Yearly RMD Amount and inform you that you may withdraw amounts up to your Yearly RMD Amount each Contract Year without reducing your Withdrawal Benefit Base.

To the extent that the Yearly RMD Amount attributable to your Contract exceeds the Annual Withdrawal Amount permitted each year under your Living Benefit, we currently are waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the Living Benefit, then we will reduce your Account Value dollar-for-dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under the Living Benefit will be reduced, dollar-for-dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

●
you withdraw your (Qualified) Contract’s first Yearly RMD Amount in the calendar year you attain age 70½, rather than postponing the withdrawal of that amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your (Qualified) Contract that would result in your receiving, in any Contract Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Withdrawal Amount that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Withdrawal Amount as an Excess Withdrawal which may significantly reduce the Withdrawal Benefit Base.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefit and Optional Living Benefit” under “TAX PROVISIONS.”

DESIGNATED FUNDS

To participate in the Living Benefit, all of your Account Value must be invested only in Designated Funds at all times during the term of your Living Benefit.

For Contracts participating in Sun Income Riser III, the only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are as follows:

Asset Allocation Models	Funds
Build Your Own Portfolio	AllianceBernstein Dynamic Asset Allocation Portfolio, Class B
Blended Model	MFS® Global Tactical Allocation Portfolio, Service Class
PIMCO Global Multi-Asset Portfolio, Advisor Class
Dollar-Cost Averaging Program Options	SCSM Ibbotson Balanced Fund, Service Class
6-Month DCA Period	SCSM Ibbotson Conservative Fund, Service Class
12-Month DCA Period

One of the asset allocation models that qualifies as a Designated Fund is the portfolio model that applies to our “build your own portfolio” program. That portfolio model and the “build your own portfolio” program are described in “BUILD YOUR OWN PORTFOLIO” and in “APPENDIX E - BUILD YOUR OWN PORTFOLIO.”

If you elected to participate in Sun Income Riser III, and are invested in more than one Designated Fund, we will automatically transfer assets among your Designated Funds to maintain the percentage allocation you selected. We will make these transfers on a quarterly basis.

We reserve the right to declare that a particular Fund no longer qualifies as a Designated Fund. Written notice will be provided to Contract Owners whenever a fund is no longer considered to be a Designated Fund. If you are invested in a Designated Fund at the time we declare the Fund to no longer be a Designated Fund, your Account Value can remain in that Fund without canceling your participation in the Living Benefit. However, any transfers or future Purchase Payments may only be allocated to a Fund that is declared by us to be a Designated Fund at the time of the transaction. If you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you must first transfer your Account Value from that Fund into one or more of the current Designated Fund(s) if you want to make subsequent Purchase Payments or any additional transfers. (Note that this restriction does not apply to automatic portfolio rebalancing.) Likewise, if you are participating in a DCA program and one of the funds receiving transfers under the DCA program is declared no longer to be a Designated Fund, then your Account Value can remain invested in that Fund until the end of your DCA Period. However, before you make any subsequent Purchase Payments, you must first transfer all your Account Value from that Fund into one or more of the current Designated Funds and provide us with new allocation instructions for your DCA program.) We also reserve the right to close Funds only to new Contracts. We will, however, revise the Prospectus to give notice to prospective investors of the closing of any Fund. If a Designated Fund is closed only to new Contracts, any current Account Value may remain in that Fund and future transfers and Purchase Payments to that Fund are permissible, as long as the Fund is still declared by us to be a Designated Fund.

Note that, under Sun Income Riser III, we have reserved the right to allow step-ups only if your Account Value is invested in a Fund that has been declared by us to be a Designated Fund. In such case, if you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you will have to transfer into a current Designated Fund before a step-up can occur. If you decide not to transfer into a current Designated Fund and forgo step-up, then your Living Benefit will continue with all of the benefits except for step-up.

BUILD YOUR OWN PORTFOLIO

Among the choices of Designated Funds is a selection of funds (“portfolio model”) that you design yourself using certain broad guidelines that we provide. To “build your own portfolio,” you pick funds from the asset classes available at that time. Altogether you may not choose more than 18 funds for your portfolio model. The amount you may invest in each asset class is determined by a percentage range that we provide for each asset class. The sum of the percentages you invest in the asset classes altogether must total 100%. A chart showing the Funds available in each asset class and the percentage range assigned to each asset class is included in Appendix E.

You may transfer funds within the asset classes as long as your allocations remain within the percentage ranges we have established, and you adhere to the transfer provisions of your Contract. (See “Transfer Privilege,” “Short-Term Trading,” and “Funds’ Shareholder Trading Policies.”) Withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds. Any additional Purchase Payments will be allocated proportionally to your current Fund selection. At any time you can change your Fund selection by providing new allocation instructions. Your new instructions will change your existing allocations accordingly. Your portfolio will be rebalanced quarterly to maintain your percentage allocations in line with the performance of the Funds over the prior quarter.

Under the terms of the Living Benefit, however, there are certain limits on the times when you can make additional Purchase Payments. You cannot make Purchase Payments after your first Contract Anniversary.

If at any time, a fund is closed to new business, no new payments or transfers into the fund will be permitted. However, portfolio rebalancing of the fund will continue. To make a payment into your portfolio model after a fund within the model has been closed, you must redesign your portfolio model without the closed fund. Your entire Account Value will then be reallocated to your new portfolio model. Likewise, if you are participating in a DCA program and one of the Funds in this portfolio model receiving transfers under the DCA program is declared to no longer be part of the portfolio model, then the program will run through to completion. However, before you make any subsequent Purchase Payments, you must first either (a) reallocate your total Account Value among funds that comply with the current Build Your Own Portfolio categories or (b) transfer your total Account Value to Designated Funds other than the Build Your Own Portfolio model. You must also provide us with new allocation instructions for your DCA program.

DEATH BENEFIT

If the Owner dies during the Accumulation Phase, we may pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Owner, we will pay the death benefit to the surviving Owner, if any, or, if there is no Owner, in one sum to your estate. We do not pay a death benefit if the Owner dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If the Contract names more than one Owner, we will pay the death benefit upon the first death of such Owners.

The death benefit proceeds will remain invested in the Sub-Accounts in accordance with the allocations made by the Owner until the Beneficiary has provided us with Due Proof of Death in good order. Once we have received Due Proof of Death, then investments in the Variable Account may be reallocated in accordance with the Beneficiary’s instructions.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a “Death Benefit Date.” The Death Benefit Date is the date we receive Due Proof of Death of the Owner in an acceptable form, if you have elected a death benefit payment method before the death of the Owner and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary’s election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

The basic death benefit will be the greater of the following amounts:

(1)	your Account Value on the Death Benefit Date; and

(2)	your total Adjusted Purchase Payments. (See “Calculating the Death Benefit.”)

Adjusted Purchase Payments initially equal the initial Purchase Payment.

Each time there is an additional Purchase Payment then:

Your new Adjusted Purchase Payments	=	APP + PP

Where:

APP	=	Your Adjusted Purchase Payments immediately prior to the additional Purchase Payment.
PP	=	The amount of the additional Purchase Payment.

Each time there is a withdrawal then:

Your new Adjusted Purchase Payments	=	APP x	(AV – WD)
AV

Where:

APP	=	Your Adjusted Purchase Payments immediately prior to the withdrawal.
WD	=	The amount of the withdrawal.
AV	=	Your Account Value immediately prior to the withdrawal.

When the Account Value is less than the Adjusted Purchase Payments, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

Optional Death Benefit

You may enhance the “basic death benefit” by electing the optional death benefit known as the Maximum Anniversary Account Value (“MAV”). You must make your election on or before the Issue Date. You will pay a charge for the optional death benefit. (For a description of the charge, see “Charges for Optional Benefits.”) The optional death benefit is available only if you are younger than age 75 on the Open Date. The optional death benefit election may not be changed after the Contract’s Issue Date. The optional death benefit will be adjusted for all partial withdrawals as described in this Prospectus under the heading “Calculating the Death Benefit.”

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of this optional death benefit to you. Please refer to “Impact of Optional Death Benefit and Optional Living Benefit” under “TAX PROVISIONS” for more information regarding tax issues that you should consider before electing this optional benefit.

Under MAV, the death benefit will be the greater of:

●	the amount payable under the basic death benefit above, or

●
your highest Account Value on any Contract Anniversary before the Owner’s 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Contract Anniversary and the Death Benefit Date.

In determining the highest Account Value, on the second and each subsequent Contract Anniversary, the current Account Value is compared to the previous highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Contract Year ending on that Contract Anniversary. If the current Account Value exceeds the adjusted highest Account Value, the current Account Value will become the new highest Anniversary Account Value.

Spousal Continuance

Under an individually-owned Contract, if you are the Owner and your spouse is the sole Beneficiary, upon your death, your spouse may elect to continue the Contract by becoming the new Owner, rather than receive the death benefit amount. Under a co-owned Contract, if you and your spouse are the Owners and sole Beneficiaries, then upon the death of either you or your spouse, the surviving spouse may continue the Contract as the sole Owner. In that case, we will not pay a death benefit, but the Contract’s Account Value will be set to equal the death benefit amount. (See “The Basic Death Benefit” or, if applicable, the “Optional Death Benefit.”) If you are participating in Sun Income Riser III and you have joint-life coverage, then your surviving spouse may continue the Contract and Sun Income Riser III. If you are participating in Sun Income Riser III and you have single-life coverage, then your surviving spouse can continue the Contract, but the Living Benefit will terminate and no optional living benefit will be available to your surviving spouse. (See “Death of Owner - Single-Life Coverage.”)

All Contract provisions, including, if elected, the optional death benefit (subject to the optional death benefit age restriction), will continue as if your surviving spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your surviving spouse’s age on the original effective date of the Contract will be used. Upon surrender or annuitization, this increased amount will not be treated as premium, but will be treated as income. If you are in a same-sex marriage, see “Federal Defense of Marriage Act and Same-Sex Marriages” under “TAX PROVISIONS.”

Calculating the Death Benefit

In calculating the death benefit amount payable under option (2) of “The Basic Death Benefit” or the optional death benefit, each partial withdrawal will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See “The Basic Death Benefit.”) A withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

Rather than receiving the death benefit, the Beneficiary may elect to annuitize, to defer annuitization, or to continue the Contract. In such case, if the death benefit amount payable under the Contract is greater than your Account Value, we will increase the Account Value to equal the death benefit amount. Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to an existing DCA Period will be allocated to your selected Sub-Accounts.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under “The Income Phase - Annuity Provisions.”

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us, at our mailing address, a completed election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your surviving spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us written notice in a form acceptable to us. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law. We can defer payment of the death benefit to the extent permitted under the Investment Company Act of 1940. (See “Payment of Death Benefit.”)

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the “designated beneficiary” within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the “designated beneficiary.” If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Owner, if any, or the estate of the deceased Owner automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Owner. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see “Spousal Continuance.” If you are in a same-sex marriage, see “Federal Defense of Marriage Act and Same-Sex Marriages” under “TAX PROVISIONS.”

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Owner is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within seven days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described under the Annuity Option you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described under “Annuity Options,” and you cannot change the Annuity Option selected. (Also, a Beneficiary receiving payments after the Annuitant’s death under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under “Annuity Options.”) You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See “Withdrawals and Withdrawal Charges.”)

Selection of Annuitant(s)

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payments.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

●	The earliest possible Annuity Commencement Date is the first Contract Anniversary.

●
The latest possible Annuity Commencement Date is the later of (a) the end of the 10th Contract Year or (b) the first day of the month following the Annuitant’s 90th birthday (“Maximum Annuity Commencement Date”). If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date by sending us written notice in a form acceptable to us, with the following additional limitations:

●	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70½ (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70½).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary. Note that if the Annuitant dies prior to the end of the first month after the Annuity Commencement Date, only one annuity payment will be made.

Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant’s estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate of 3%; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the last survivor dies. There is no provision for continuance of any payments to a Beneficiary.

Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 10 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, in one sum, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate of 3%. If the Annuitant dies during the period selected, the remaining income payments are made as described above for the payments to a Beneficiary under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax. The 5, 6, 7, 8, and 9-year period certain options are not available during your first seven Contract Years unless (a) you or your Beneficiary are selecting this Annuity Option to be used as the method of payment for the death benefit and (b) your Beneficiary’s life expectancy on the date of the first payment exceeds the selected period.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain, except as otherwise provided under your Living Benefit.

You must specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations. If, however, a portion of your Account Value was allocated to a DCA Period at the time of annuitization, that portion will be exchanged for Annuity Units and allocated among the Sub-Accounts you select at annuitization or, if you make no such selection, then in proportion to the Sub-Accounts you were invested in prior to annuitization.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Option may not be changed once annuity payments begin.

Amount of Annuity Payments

Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

●	We deduct a proportional amount of the Account Fee, based on the fraction of the current Contract Year that has elapsed.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account’s Variable Accumulation Units for Annuity Units upon which we will assess annual insurance charges of 1.60% of your average daily Annuity Unit values. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the “annuity payment rates” in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. (See “Annuity Payment Rates.”)

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests a transfer among Sub-Accounts). However, the dollar amount of the next Variable Annuity payment, which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit value for the Valuation Period ending just before the date of the payment, will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

After you annuitize, we will deduct total insurance charges at an annual rate of 1.60% of your average daily Annuity Unit values. We will no longer deduct the mortality and expense risk charge or the charges for any optional living benefit or optional death benefit. The 1.60% charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase. The total insurance charges of 1.60% during the Income Phase are higher than the maximum total Variable Account annual expenses (without optional benefits) deducted during the Accumulation Phase.

Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable “annuity payment rates.” These will be either (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. (See “Annuity Payment Rates.”)

Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment, except as otherwise provided under your Living Benefit.

Transfer of Variable Annuity Units

During the Income Phase, the Annuitant may transfer Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Contract Year. Any such transfers may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the “Funds’ Shareholder Trading Policies”). The applicability of the Funds’ Shareholder Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this Prospectus under “Funds’ Shareholder Trading Policies.” For the reasons discussed there, you should review and comply with each Fund’s Shareholder Trading Policies, which are disclosed in the Funds’ current prospectuses.

To make a transfer, the Annuitant sends us, at our mailing address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to transfer and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the transfer would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the transfer request.

Before transferring Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the relevant Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only transfers among Sub-Accounts. No transfers to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee of $30 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

Annuity Payment Rates

Annuity payment rates are the rates we use to determine the dollar amount of an annuity payment under each Annuity Option. The Contract contains annuity payment rate schedules for each Annuity Option described in this Prospectus. These schedules show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract.

The annuity payment rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the annuity payment rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Owner’s death before the Income Phase, as described under the “Death Benefit” section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

A Contract belongs to the individual to whom the Contract is issued. All Contract rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Owner prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Owner; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date. A change of ownership will not be binding on us until we receive written notification, in good order. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership will not change the Owner named when the Contract is issued. This means that all death benefits and surrender charge waivers will continue to be based on the original Owner and not the new Owner. The amount payable on the death of the new Owner will be the Surrender Value.

Voting of Fund Shares

To the extent required by law, we will vote all shares held in the Variable Account in accordance with instructions we receive from persons with voting interests in the Funds. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract in which the Owner has reserved this right. During the Income Phase, the Payee (that is, the Annuitant or Beneficiary entitled to receive benefits) is the person having the right to give voting instructions.

Before a vote of the shareholders of a Fund occurs, each person with voting interests in the Fund will receive voting materials from us. We will ask those persons to instruct us on how to vote and to return their respective voting instructions to us in a timely manner. Each such person is permitted to cast votes based on the dollar value of the shares of each Fund that we hold for your Contract in the corresponding Sub-Account. We calculate this value based on the number of Variable Accumulation Units or Variable Annuity Units allocated to your Contract as of the date set by the Fund and the value of each Variable Accumulation Unit or Variable Annuity Unit on that date. We count fractional votes.

We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from person(s) with voting interests in the Fund. Because of this method of proportional voting, a small number of persons with voting interests in the Fund may determine the outcome of a shareholder vote. If, however, we determine that we are permitted to vote the Fund shares in our own right, then we may do so.

Note: Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular retirement plan and under the Investment Company Act of 1940. Employees who contribute to retirement plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such retirement plans may also provide the additional extent, if any, to which an Owner shall follow voting instructions of persons with rights under those plans. If no voting instructions are received from any such person with respect to a particular Contract, the Owner may instruct us as to how to vote the number of Fund shares for which instructions may be given.

Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges and federal taxes on withdrawals), minimum distributions, death benefit payments, transfers (excluding dollar-cost averaging transfers) and living benefit credits or refunds. Such confirmations will be sent within two business days after the transaction occurs.

In addition, within five business days after each calendar quarter, we will send you, by regular U.S. mail, a statement showing your current Account Value, death benefit value, and investment allocation by asset class. Each quarterly statement will detail transactions that occurred during the last calendar quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, interest credited on fixed accounts, step-ups credited on living benefits, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the Funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

If you have enrolled in the electronic delivery service and consented to receive documents electronically, we will send you an email at the address you provided notifying you when we have posted your confirmations, statements, and reports on our website.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC and the Superintendent of Insurance of the State of New York. You will receive notice of any such Fund changes that affect your Contract by a supplement to this Prospectus.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may supplement this Prospectus to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract. Any changes we make by splitting or combining Variable Accumulation Unit values must comply with federal securities laws and regulations.

Modification

Upon notice to the Owner (or the Payee(s) during the Income Phase), we may modify the Contract if such modification is consistent with federal securities laws and regulations and: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see “Change in Operation of Variable Account”); or (4) provides additional Variable Account and/or fixed accumulation options. In the event of any such modification, we may supplement this Prospectus to reflect such modification.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any two or more variable accounts or Sub-Accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove DCA Periods available at any time for election by an Owner; and (4) restrict or eliminate any of the voting rights of Owners or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Owners or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may supplement this Prospectus and make appropriate endorsement to the Contract as necessary to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our mailing address, as shown on the cover of this Prospectus, within 10 days after it was delivered to you. (Information about your right to return period can be found on the first page of your Contract or prominently displayed in an endorsement to your Contract. You can also obtain information about your right to return period by contacting your sales representative.) When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value.

If you are establishing an Individual Retirement Annuity (“IRA”), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within seven days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow an Owner establishing an IRA a “ten day free-look,” notwithstanding the provisions of the Internal Revenue Code.

TAX PROVISIONS

This section provides general information on the federal income tax consequences of ownership of a Contract and is not intended as tax advice. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your Contract is called a “Qualified Contract.” If your annuity is independent of any formal retirement or pension plan, it is termed a “Non-Qualified Contract.” The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

Taxation of Non-Qualified Contracts

Deductibility of Purchase Payments. For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the “investment in the contract” for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

Pre-Distribution Taxation of Contracts. Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an “immediate annuity”, which the Internal Revenue Code (the “Code”) defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase an annuity should be based on the assumption that the purchase of an annuity is necessary to obtain tax deferral under a qualified plan.

Distributions and Withdrawals from Non-Qualified Contracts. The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a “full surrender”), the taxable portion will equal the amount you receive less the “investment in the contract” (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

Annuity Payments. A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee’s expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

Penalty Tax on Certain Withdrawals. A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59½, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above). Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a qualified tax professional with regard to exceptions from the penalty tax.

Taxation of Death Benefit Proceeds. Death benefits paid upon the death of a Contract Owner are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the investment in the contract is not affected by the Owner’s or Annuitant’s death, i.e., the investment in the contract must still be determined by reference to the Owner’s investment in the Contract. Special mandatory distribution rules also apply after the death of the Owner when the beneficiary is not the surviving spouse of the Owner.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant other than the Owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange should consult a qualified tax professional as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability.  Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment.

Taxation of Qualified Contracts

“Qualified Contracts” are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax- deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan’s specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Pension and Profit-Sharing Plans. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self- employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.  Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

Individual Retirement Accounts and Annuities. Individual Retirement Accounts and Annuities (“IRAs”), as defined in Section 408 of the Code, permit eligible individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. In addition, certain distributions from some other types of retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits.  Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59½, unless an exception applies. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.” If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Roth Individual Retirement Arrangements. Section 408A of the Code permits certain eligible individuals to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you roll over from or convert a traditional IRA Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract’s account balance. Thus, you should consult with a qualified tax professional prior to any conversion.  Distributions from a Roth IRA are generally not taxed, except that once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Distributions and Withdrawals from Qualified Contracts. In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59½, except in certain circumstances.

If you receive a distribution from a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an IRA and roll over some or all of that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution; or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may be able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

Withholding. In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Owner or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, a non-surviving-spouse Beneficiary may elect a direct rollover only to a so-called inherited IRA. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Owner or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

Impact of Optional Death Benefit and Optional Living Benefit

For a further discussion, please refer to “Tax Issues Under the Living Benefit.”

Qualified Contracts. If your Contract is a Qualified Contract other than a Roth IRA, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70½ or, for non-IRAs, the date of retirement instead of age 70½ if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract’s value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations.

The IRS’s RMD regulations provide that the annual RMD amount is to be calculated based on the Contract’s Account Value as of 12/31 plus “the actuarial present value of any additional benefits” that are provided under your Contract (such as optional death and living benefits) which is also calculated as of 12/31. When we notify you yearly of the RMD amount, we will inform you if the calculation included the actuarial present value of any additional benefits since such inclusion would have increased your RMD amount. Because of the above actuarial present value requirements, your  election of a Contract’s optional benefit could cause your RMD amount to be higher than it would be without such an election. Additionally, if your RMD amount exceeds your guaranteed withdrawal amount under an optional living benefit, you will have to withdraw more than the guaranteed withdrawal amount to avoid the imposition of a 50% excise tax, causing a reset of your guaranteed withdrawal benefit. Prior to electing to participate in any optional benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on your yearly RMD amounts.

You may take an RMD amount calculated for a particular Individual Retirement Annuity from that Annuity or from another IRA of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you convert such a traditional Annuity or Account to a Roth IRA (see “Roth Individual Retirement Arrangements”), the IRS’s rules for determining the amount of your taxable income at the time of conversion include an amount based on the RMD actuarial present value requirements discussed above. Thus, your election of a Contract’s optional benefit could cause your taxable income upon conversion to be higher than it would be without such an election. Prior to electing to participate in the optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

For Qualified Contracts issued other than as Individual Retirement Annuities, (1) we do not calculate your annual RMD amount nor do we notify you of such amount and (2) you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value (including any actuarial present value of additional benefits discussed below) so that it can be used by the trustee or custodian in the Account’s RMD calculations.

Non-Qualified Contracts. We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and you information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity’s cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of “cash value” in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional benefit. If this were to occur, election of an optional benefit could cause any withdrawal, including a withdrawal under the withdrawal benefit of any optional living benefit, to have a higher proportion of the withdrawal derived from taxable investment earnings. Prior to electing to participate in an optional benefit (or, if applicable, prior to renewing your participation in any optional living benefit), you should consult with a qualified tax professional as to the meaning of “cash value.”

Federal Defense of Marriage Act and Same-Sex Marriages

The Contract provides that upon your death a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. Because of the Federal Defense of Marriage Act, all such Contract continuation rights are available only to a person who is defined as a “spouse” under such Act and that definition does not include a same-sex spouse. Thus, under current Federal law, if you are in a same-sex marriage, your spouse would not be able to exercise any of the Contract’s spousal continuation rights. You should consult a qualified tax professional for advice before purchasing a Contract and/or joint-life coverage under an optional living benefit.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-skipping Transfer Tax

Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010

The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the “2010 Act”) increases the federal estate tax exemption to $5,000,000 and reduces the federal estate tax rate to 35%; increases the Federal gift tax exemption to $5,000,000 and retains the federal gift tax rate at 35%; and increases the generation-skipping transfer (“GST”) tax exemption to $5,000,000 and reduces the GST tax rate to 35%. Commencing in 2012, these exemption amounts will be indexed for inflation.

The estate, gift, and GST provisions of the 2010 Act are only effective until December 31, 2012, after which the provisions will sunset, and the federal estate, gift and GST taxes will return to their pre-2001 levels, resulting in significantly lower exemptions and significantly higher tax rates. Between now and the end of 2012, Congress may make these provisions of the 2010 Act permanent, or they may do nothing and allow these 2010 Act provisions to sunset, or they may alter the exemptions and/or applicable tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified professional to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Medicare Tax

Beginning in 2013, distributions from non-qualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax professional regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

ADMINISTRATION OF THE CONTRACT

We perform certain administrative functions relating to the Contract, Owner Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Owner Account number and type, the status of each Owner Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACT

Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliate, for purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Contract Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 8.00% of Purchase Payments, and 1.25% annually of the Owner’s Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as “override” compensation, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-Dealers’ registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Contracts or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments may be greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” No commissions have been paid to or retained by Clarendon in connection with the distribution of the Contracts described in this Prospectus.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits. In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC’s public reference facilities at the following location: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC’s public reference room will also provide copies by mail for a fee. You may also find these materials on the SEC’s website (www.sec.gov).

STATE REGULATION

The Company is subject to the laws of the State of New York governing life insurance companies and to regulation by the Superintendent of Insurance of New York. An annual statement is filed with the Superintendent of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Superintendent or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Superintendent has broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted.

In addition, affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, are regulated under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Such insurance holding company legislation protects the Company’s ability to pay all guaranteed contract benefits, including any optional living benefits and death benefits. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable. A state’s assessment on insurers in connection with the state guaranty fund would not affect Sun Life’s obligation to pay guaranteed contract benefits, including any optional living benefits and death benefits. If an assessment were so large as to affect Sun Life’s own ability to meet its obligations, then the provisions to excuse, defer, or offset such assessment would allow Sun Life to pay guaranteed contract benefits.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

Sun Life (N.Y.), like other insurance companies, is involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, Sun Life (N.Y.) believes that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account options and with respect to the death benefit and the Company’s assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2010 are also included in the SAI.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Sun Life Insurance and Annuity Company of New York	2
Advertising and Sales Literature	2
Tax-Deferred Accumulation	3
Calculations	4
Example of Variable Accumulation Unit Value Calculation	4
Example of Variable Annuity Unit Calculation	4
Example of Variable Annuity Payment Calculation	4
Distribution of the Contracts	4
Custodian	5
Independent Registered Public Accounting Firm	5
Financial Statements	5

APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT: An account established for each Owner to which Net Purchase Payments are credited.

ACCOUNT QUARTER: A three-month period, with the first Account Quarter beginning on your Issue Date.

ACCOUNT VALUE: The Variable Account Value, if any, plus the Fixed Account Value, if any, of your Account for any Valuation Period.

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant (and while the Owner is still alive) during which you make Purchase Payments under the Contract. This is called the “Accumulation Period” in the Contract.

ADJUSTED PURCHASE PAYMENTS: Purchase Payments adjusted for partial withdrawals as described in “Calculating the Death Benefit.”

*ANNUITANT: The person or persons to whom the first annuity payment is made. If either Annuitant dies prior to the Annuity Commencement Date, the surviving Annuitant will become the sole Annuitant. The Annuitant becomes the Payee on the Annuity Commencement Date.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Non-Qualified Contract, who is the “designated beneficiary” for purposes of Section 72(s) of the Code in the event of the Owner’s death. Notwithstanding the foregoing, if there are Co-Owners of a Non-Qualified Contract, the surviving Co-Owner will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary. The Beneficiary becomes the Payee on the death of the Owner prior to the Annuity Commencement Date, or on the death of the Annuitant on or after the Annuity Commencement Date.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

COMPANY (“WE,” “US,” “SUN LIFE (N.Y.)”): Sun Life Insurance and Annuity Company of New York.

CONTRACT: A Contract issued by the Company on an individual basis.

CONTRACT YEAR and CONTRACT ANNIVERSARY: Your first Contract Year is the period 365 days (366, if a leap year) from the date on which we issued your Contract. Your Contract Anniversary is the last day of a Contract Year. Each Contract Year after the first is the 365-day period that begins on your Contract Anniversary. For example, if the Issue Date is on March 12, the first Contract Year is determined from the Issue Date and ends on March 12 of the following year. Your Contract Anniversary is March 12 and all Contract Years after the first are measured from March 12. (If the Contract Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

DCA PERIOD: The period for which a Guaranteed Interest Rate is credited.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Owner’s death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary’s election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until such time as a written election is received by the Company or a distribution is required by law.

DESIGNATED FUNDS: The limited investment options you can choose if you are participating in a living benefit.

DUE PROOF OF DEATH: Receipt by the Company of (1) an original certified copy of an official death certificate or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, and (2) any other information or documentation required by the Company that is necessary to make payment (e.g. taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GUARANTEED INTEREST RATE: The rate of interest we credit on an annual effective basis.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

ISSUE DATE: The date the Contract becomes effective which is the date we apply your initial Net Purchase Payment to your Account and issue your Contract.

MAXIMUM ANNUITY COMMENCEMENT DATE: The later of the end of the tenth Contract Year or the first day of the month following the youngest Annuitant’s 90th birthday.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater than, less than, or equal to one.

NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Owner’s interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OPEN DATE: The Business Day your Application is received by the Company at its mailing address. The ages of all Owners and Annuitants on the Open Date determines your eligibility for purchasing a Contract and for electing the optional death benefit and the optional living benefit.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Contract and in whose name or names the Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term “Owner,” as used herein, shall refer to the organization entering into the Contract.

PAYEE: A recipient of payments under a Contract. The term includes (1) an Annuitant or (2) a Beneficiary who becomes entitled to benefits upon the death of the Owner or upon the death of the Annuitant on or after the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

SURRENDER VALUE: The amount payable on full surrender of your Contract. The amount equals: (i) your Account Value at the end of the Valuation Period during which we receive your surrender request; minus (ii) any Account Fee applicable for the Contract Year in which the surrender is made and minus any applicable withdrawal charge.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account C of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

YOU and YOUR: The terms “you” and “your” refer to “Owner,” and/or “Co-Owner” as those terms are identified in the Contract.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B -
WITHDRAWAL CHARGE CALCULATIONS

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

		Hypothetical		Cumulative	Free	Purchase Payment	Withdrawal	Withdrawal
	Contract	Account	Annual	Annual	Withdrawal	Amount Subject to	Charge	Charge
	Year	Value	Earnings	Earnings	Amount	Withdrawal Charge	Percentage	Amount

(a)	1	$41,000	$1,000	$ 1,000	$ 6,000	$35,000	8.00%	$2,800
	2	$45,100	$4,100	$ 5,100	$ 6,000	$39,100	8.00%	$3,128
	3	$49,600	$4,500	$ 9,600	$ 9,600	$40,000	7.00%	$2,800
(b)	4	$52,100	$2,500	$12,100	$12,100	$40,000	6.00%	$2,400
	5	$57,300	$5,200	$17,300	$17,300	$40,000	5.00%	$2,000
	6	$63,000	$5,700	$23,000	$23,000	$40,000	4.00%	$1,600
	7	$66,200	$3,200	$26,200	$26,200	$40,000	3.00%	$1,200
(c)	8	$72,800	$6,600	$32,800	$32,800	$ 0	0.00%	$ 0

(a)
The free withdrawal amount in any year is equal to the greater of (1) the Contract’s earnings, minus all withdrawals previously taken that were not subject to withdrawal charges, and (2) 15% of any Purchase Payments made in the last seven Contract Years minus all withdrawals taken during the current Contract Year that were not subject to withdrawal charges. In Contract Year 1, the free withdrawal amount is $6,000, which equals 15% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $35,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $6,000.

(b)
In Contract Year 4, the free withdrawal amount is $12,100, which equals the Contract’s cumulative earnings to date. On a full withdrawal of $52,100, the amount subject to a withdrawal charge is $40,000.

(c)
In Contract Year 8, the free withdrawal amount is $32,800, which equals the Contract’s cumulative earnings to date. On a full withdrawal of $72,800, the amount subject to a withdrawal charge is $0, since the Purchase Payment amount subject to withdrawal charge equals $0.

Partial Withdrawal

Assume a single Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Contract Year, and there are a series of four partial withdrawals made during the fourth Contract Year of $4,000, $9,000, $12,000, and $20,000.

					Remaining
	Hypothetical				Free	Amount of			Hypothetical
	Account				Withdrawal	Withdrawal			Account
	Value				Amount	Subject to	Withdrawal	Withdrawal	Value
Contract	Before		Cumulative	Amount of	After	Withdrawal	Charge	Charge	After
Year	Withdrawal	Earnings	Earnings	Withdrawal	Withdrawal	Charge	Percentage	Amount	Withdrawal
1	$41,000	$1,000	$ 1,000	$ 0	$ 6,000	$ 0	8.00%	$ 0	$41,000
2	$45,100	$4,100	$ 5,100	$ 0	$ 6,000	$ 0	8.00%	$ 0	$45,100
3	$49,600	$4,500	$ 9,600	$ 0	$ 9,600	$ 0	7.00%	$ 0	$49,600
(a) 4	$50,100	$ 500	$10,100	$ 4,000	$ 6,100	$ 0	6.00%	$ 0	$46,100
(b) 4	$46,900	$ 800	$10,900	$ 9,000	$ 0	$ 2,100	6.00%	$ 126	$37,900
(c) 4	$38,500	$ 600	$11,500	$12,000	$ 0	$11,400	6.00%	$ 684	$26,500
(d) 4	$26,900	$ 400	$11,900	$20,000	$ 0	$19,600	6.00%	$1,176	$ 6,900

(a)
In Contract Year 4, the free withdrawal amount is $10,100, which equals the Contract’s cumulative earnings to date. The partial withdrawal amount of $4,000 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)
Since a partial withdrawal of $4,000 was taken, the remaining free withdrawal amount in Contract Year 4 is $10,900 - $4,000 = $6,900. Therefore, $6,900 of the $9,000 withdrawal is not subject to a withdrawal charge, and $2,100 is subject to a withdrawal charge. Of the $13,000 withdrawn to date, $10,900 has been from the free withdrawal amount and $2,100 has been from Purchase Payments.

(c)
Since $10,900 of the two prior Contract Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Contract Year 4 is $11,500 - $10,900 = $600. Therefore, $600 of the $12,000 withdrawal is not subject to a withdrawal charge, and $11,400 is subject to a withdrawal charge. Of the $25,000 withdrawn to date, $11,500 has been from the free withdrawal amount and $13,500 has been from Purchase Payments.

(d)
Since $11,500 of the three prior Contract Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Contract Year 4 is $11,900 - $11,500 = $400. Therefore, $400 of the $20,000 withdrawal is not subject to a withdrawal charge, and $19,600 is subject to a withdrawal charge. Of the $45,000 withdrawn to date, $11,900 has been from the free withdrawal amount and $33,100 has been from Purchase Payments. Note that if the $6,900 hypothetical Account Value after withdrawal was withdrawn, it would all be from Purchase Payments and subject to a withdrawal charge. The withdrawal charge would be 6% of $6,900, which equals $414. The total Contract Year 4 withdrawal charges would then be $2,400, which is the same amount that was assessed for a full withdrawal in Contract Year 4 in the example above.

APPENDIX C -
CALCULATION OF FREE WITHDRAWAL AMOUNT

For the first Contract Year, the free withdrawal amount is equal to 15% of the amount of all Purchase Payments made. For all other Contract Years, the free withdrawal amount is equal to the greater of:

#1 - Contract earnings minus all withdrawals previously taken that were not subject to withdrawal charges, or

#2 - 15% of the amount of all Purchase Payments made in the last seven Contract Years (including the current Contract Year), minus all withdrawals taken during the current Contract Year that were not subject to withdrawal charges.

For the below example, assume an initial Purchase Payment of $100,000 is made on the Issue Date.

Contract Year	Purchase Payments	Hypothetical Account Value before Withdrawal	Contract Earnings (#1 Above)	15% of Purchase Payments (#2 Above)	Free Amount before Withdrawal	Amount of Withdrawals	Remaining Free Withdrawal Amount After Withdrawal	Hypothetical Account Value after Withdrawal
1	$ 100,000	$ 101,000	$ 1,000	$ 15,000	$ 15,000	$ 0	$ 15,000	$ 101,000
2	$ 0	$ 101,000	$ 1,000	$ 15,000	$ 15,000	$ 0	$ 15,000	$ 101,000
3	$ 0	$ 109,000	$ 9,000	$ 15,000	$ 15,000	$ 0	$ 15,000	$ 109,000
(a) 4	$ 0	$ 117,000	$ 17,000	$ 15,000	$ 17,000	$ 17,000	$ 0	$ 100,000
(b) 4	$ 40,000	$ 141,000	$ 1,000	$ 4,000	$ 4,000	$ 0	$ 4,000	$ 141,000
5	$ 0	$ 142,000	$ 2,000	$ 21,000	$ 21,000	$ 0	$ 21,000	$ 142,000
6	$ 0	$ 135,000	$ 0	$ 21,000	$ 21,000	$ 0	$ 21,000	$ 135,000
7	$ 0	$ 140,000	$ 0	$ 21,000	$ 21,000	$ 0	$ 21,000	$ 140,000
(c) 8	$ 0	$ 143,000	$ 3,000	$ 6,000	$ 6,000	$ 0	$ 6,000	$ 143,000
(d) 8	$ 20,000	$ 165,000	$ 5,000	$ 9,000	$ 9,000	$ 0	$ 9,000	$ 165,000
(e) 8	$ 0	$ 159,000	$ 0	$ 9,000	$ 9,000	$ 9,000	$ 0	$ 150,000

(a) In Contract Year 4, a request for the entire free withdrawal amount is made. The Contract earnings of $17,000 are greater than 15% of all Purchase Payments made in the last seven Contract Years (15% x $100,000 = $15,000) and as such $17,000 is withdrawn from the Account.

(b) Later in Contract Year 4, an additional Purchase Payment of $40,000 is made and the free withdrawal amount is immediately recalculated. Because 15% of all Purchase Payments made in the last seven Contract Years (15% of $140,000) exceeds Contract earnings in Contract Year 4 ($1,000), the new free withdrawal amount is $4,000 ([0.15 x $140,000] - $17,000).

(c) In Contract Year 8, the free withdrawal amount is $6,000 which represents 15% of Purchase Payments made in the last seven Contract Years. (Purchase Payments made in the last seven Contract Years would include the $40,000 in Contract Year 4, but would not include the $100,000 initial Purchase Payment because that Payment was made more than seven Contract Years ago.) The $6,000 is greater than the Contract earnings of $3,000.

(d) Later in Contract Year 8, an additional Purchase Payment of $20,000 is made and the free withdrawal amount is immediately recalculated. The new free withdrawal amount is $9,000 (0.15 x [$40,000 + $20,000]), which exceeds Contract earnings in Contract Year 8 ($5,000).

(e) Subsequently, in Contract Year 8, a withdrawal of $9,000 is taken which reduces the free withdrawal amount to $0.

APPENDIX D -
OPTIONAL LIVING BENEFIT EXAMPLES

Example: How Sun Income Riser III works

Assume for the example below that you are age 63 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate with single-life coverage. (If you selected joint-life coverage, then the numbers shown in the example would be different). Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you reached age 59 prior to your Issue Date, your Coverage Date is your Issue Date. At any time, you can begin to withdraw up to your Annual Withdrawal Amount each Contract Year without reducing your Withdrawal Benefit Base. (For convenience, assume that because of the investment performance of your underlying investments, your Account Value remains neutral throughout the life of your Contract, except for Contract Years 2 and 5.)

Your Annual Withdrawal Amount is set equal to 4% of your Withdrawal Benefit Base, or $4,000. Your Withdrawal Benefit Base will increase by 7% of your Bonus Base each Contract Year in which you do not take a withdrawal during the Bonus Period. By deferring withdrawals during the Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount.

Assume that, because of good investment performance of the Designated Funds during Contract Year 2, your Account Value has grown to $125,000 on your second Contract Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. At this time we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000. Additionally, because you have crossed into another age tier, your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your Bonus Period will now end on your 12th Contract Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Contract Year.

Contract Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$4,000	$0
2	$100,000	$107,000	$100,000	$4,280	$0
3	$125,000	$125,000	$125,000	$6,250	$0

Assume you take your first withdrawal in Contract Year 4.  We set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can withdraw up to $6,688 in Contract Year 4 without reducing your Withdrawal Benefit Base.

Contract Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
4	$125,000	$133,750	$125,000	$6,688	$6,688
5	$118,312	$133,750	$125,000	$6,688	$6,688

Assume that, because of good investment performance of the Designated Funds during Contract Year 5, your Account Value has grown to $170,000 on your fifth Contract Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base. We will step up your Withdrawal Benefit Base to $170,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $8,500. Going forward, your new Bonus Base will be $170,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your Bonus Period will now end on your 15th Contract Anniversary.

Contract Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
6	$170,000	$170,000	$170,000	$8,500	$8,500
7	$161,500	$170,000	$170,000	$8,500	$8,500
8	$153,000	$170,000	$170,000	$8,500	$8,500

Assume in Contract Year 9, you don’t take a withdrawal. Your Withdrawal Benefit Base will increase by $11,900, which is 7% of your Bonus Base ($170,000). Your new Annual Withdrawal Amount will be set equal to $9,095, which is 5% of your new Withdrawal Benefit Base ($181,900), as shown below:

Contract Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
9	$144,500	$170,000	$170,000	$8,500	$0
10	$144,500	$181,900	$170,000	$9,095	$9,095
11	$135,405	$181,900	$170,000	$9,095	$9,095
12	$126,310	$181,900	$170,000	$9,095	$9,095
13	$117,215	$181,900	$170,000	$9,095	$9,095
14	$108,120	$181,900	$170,000	$9,095	$9,095
15	$ 99,025	$181,900	$170,000	$9,095	$9,095

Example: Early Withdrawals

Any withdrawal taken before your Coverage Date will be considered an Early Withdrawal. Your Bonus Base and Withdrawal Benefit Base will be reduced using the following formulae:

Your new Bonus Base	=	BB x	(	AV – WD	)
AV

Your new Withdrawal Benefit Base	=	WBB x	(	AV – WD	)
AV

Where:
	BB =	Your Bonus Base immediately prior to the Early Withdrawal.

	WBB =	Your Withdrawal Benefit Base immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Assume that you are age 50 when your Contract is issued with an initial Purchase Payment of $100,000, and that you elected to participate with single-life coverage. Your Withdrawal Benefit Base and your Bonus Base are each set to equal your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by a percentage of your Bonus Base each year in which you do not take a withdrawal. Your Coverage Date will be the first Contract Anniversary after you attain the age of 59.

Assume that, because of good investment performance of the Designated Funds during Contract Year 2 your Account Value has grown to $125,000 on your second Contract Anniversary. Therefore, your Contract is eligible for an automatic step-up of the Withdrawal Benefit Base and Bonus Base. We will step up your Withdrawal Benefit Base and Bonus Base to $125,000. Assume that, in your Contract Year 3, you withdraw $10,000. Because you are age 53 (and younger than age 59), this is an Early Withdrawal.

At this point, your Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new Bonus Base	=	$125,000	x	$125,000 – $10,000
				$125,000

	=	115,000

Your new Withdrawal Benefit Base	=	$125,000	x	$125,000 – $10,000
				$125,000

	=	115,000

Your Annual Withdrawal Amount will still be $0 because you have not reached your Coverage Date.

Example: Excess Withdrawals

If you take an Excess Withdrawal your Withdrawal Benefit Base and Bonus Base will be reduced according to the following formulae:

Your new Bonus Base	=	BB x	(	AV – WD	)
AV-AWA

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV - AWA

Where:
	BB =	Your Bonus Base immediately prior to the Excess Withdrawal.

	WBB =	Your Withdrawal Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

	AWA =	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Contract Year.

Assume that you invested $65,000 and, due to recent positive market performance, your Account Value in Contract Year 5 is $100,000. Your Withdrawal Benefit Base and Bonus Base have stepped up to 100,000, your Lifetime Withdrawal Percentage is 5%, and thus your Annual Withdrawal Amount is $5,000. During this Contract Year you make two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your Account Value to $96,000 but does not affect your Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $5,000 Annual Withdrawal Amount.  After your second withdrawal, your Withdrawal Benefit Base will be reduced as follows:

Your new Bonus Base	=	$100,000	x	$96,000 – $6,000
				$96,000 – ($5,000 – $4,000)

	=	$94,737

Your new Withdrawal Benefit Base	=	$100,000	x	$96,000 – $6,000
				$96,000 – ($5,000 – $4,000)

	=	$94,737

Beginning on your Contract Anniversary and going forward, your new Annual Withdrawal Amount will be $4,737.

You should be aware that, if your Account Value minus your Annual Withdrawal Amount is less than the Withdrawal Benefit Base at the time an Excess Withdrawal is taken (as in the above example), then your Withdrawal Benefit Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, Excess Withdrawals taken in a down market could severely reduce your benefit.

Example: Account Value goes to zero before the Coverage Date

Assume for the next two examples (A and B) below that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in the Sun Income Riser III living benefit with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different; however, the concept is the same).

Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you have not reached age 59 prior to your Issue Date, your Coverage Date is the anniversary following your 59th birthday. You may begin to withdraw up to your Annual Withdrawal Amount each Contract Year without reducing your Withdrawal Benefit Base starting on the Coverage Date.

A. Early Withdrawal causes Account Value to go to zero before the Coverage Date.

Assume that because of the investment performance of the Designated Funds your Account Value is neutral. During Contract Year 4 you decide to take an Early Withdrawal equal to the full Account Value.

Contract Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$0	$0
2	$100,000	$107,000	$100,000	$0	$0
3	$100,000	$114,000	$100,000	$0	$0
4	$100,000	$121,000	$100,000	$0	$100,000
5	$0	$0	$0	$0	$0

Since your withdrawal was for the full Account Value, your Contract, including the Living Benefit, will end and you will not be eligible to receive your Annual Withdrawal Amount.

B. Poor performance, Contract fees and charges cause Account Value to go to zero before the Coverage Date.

Assume that, over the course of the first 10 years of the Contract, the investment performance of the Designated Funds is such that the Account Value goes to zero due to the combination of poor investment performance, contract fees and charges. You did not take any withdrawals to cause the Account Value to go to zero.

Contract Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$0	$0
2	$85,000	$107,000	$100,000	$0	$0
3	$65,000	$114,000	$100,000	$0	$0
4	$55,000	$121,000	$100,000	$0	$0
5	$45,000	$128,000	$100,000	$0	$0
6	$35,000	$135,000	$100,000	$0	$0
7	$25,000	$142,000	$100,000	$0	$0
8	$15,000	$149,000	$100,000	$0	$0
9	$8,000	$156,000	$100,000	$0	$0
10	$400	$163,000	$100,000	$0	$0
11	$0	$0	$0	$0	$0

Since your Account Value went to zero before the Coverage Date, your Contract, including the Living Benefit, will end and you will not be eligible to receive your Annual Withdrawal Amount.

Examples: Account Value goes to zero after the Coverage Date

Assume for the next two examples (A and B) below that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in the Sun Income Riser III living benefit with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different; however, the concept is the same).

A. Excess Withdrawal combined with poor performance, Contract fees and charges cause Account Value to go to zero after the Coverage Date.

Assume that, over the course of the first 9 years of the Contract, the investment performance of the Designated Funds is such that the Account Value increases by $1,000 per year. During Contract Year 9, you decide to take an Excess Withdrawal for less than the full Account Value. Your Withdrawal Benefit Base and Bonus Base will both reduce proportionately; your Annual Withdrawal Amount will be 5% of the new Withdrawal Benefit Base. Suppose, due to poor investment performance after the Excess Withdrawal, the Account Value goes to zero during Contract Year 12. Then your Annual Withdrawal Amount available in Contract Year 13 will continue to be paid for the rest of your life.

Contract Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$101,000	$107,000	$100,000	$5,350	$0
3	$102,000	$114,000	$100,000	$5,700	$0
4	$103,000	$121,000	$100,000	$6,050	$0
5	$104,000	$128,000	$100,000	$6,400	$0
6	$105,000	$135,000	$100,000	$6,750	$0
7	$106,000	$142,000	$100,000	$7,100	$0
8	$107,000	$149,000	$100,000	$7,450	$0
9	$108,000	$156,000	$100,000	$7,800	$50,000
10	$58,000	$90,299	$57,884	$4,515	$4,515
11	$25,000	$90,299	N/A	$4,515	$4,515
12	$5,000	$90,299	N/A	$4,515	$4,515
For Life	$0	$90,299	N/A	$4,515	$4,515

B. Poor performance, Contract fees and charges cause Account Value to go to zero after the Coverage Date.

Assume that, over the course of the first 10 years of the Contract, the investment performance of the Designated Funds is such that the Account Value goes to zero due to the combination of poor investment performance, contract fees and charges. You did not take any withdrawals to cause the Account Value to go to zero.

Contract Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$85,000	$107,000	$100,000	$5,350	$0
3	$65,000	$114,000	$100,000	$5,700	$0
4	$55,000	$121,000	$100,000	$6,050	$0
5	$45,000	$128,000	$100,000	$6,400	$0
6	$35,000	$135,000	$100,000	$6,400	$0
7	$25,000	$142,000	$100,000	$7,100	$0
8	$15,000	$149,000	$100,000	$7,450	$0
9	$8,000	$156,000	$100,000	$7,800	$0
10	$400	$163,000	$100,000	$8,150	$0
11	$0	$170,000	N/A	$8,500	$8,500
For Life	$0	$170,000	N/A	$8,500	$8,500

Because your Account Value was reduced to zero during Contract Year 11, we will pay the Annual Withdrawal Amount for the rest of your life. All other Contract features, benefits, and guarantees will terminate.

C. Excess Withdrawal causes Account Value to go to zero after the Coverage Date.

Contract Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$80,000	$107,000	$100,000	$5,350	$0
3	$60,000	$114,000	$100,000	$5,700	$60,000
4	$0	$0	$0	$0	$0

Your Contract and all benefits end because you took an Excess Withdrawal that causes your Account Value to go to zero.

APPENDIX E -
BUILD YOUR OWN PORTFOLIO

This Appendix sets forth the Funds and percentage limits that constitute the “build your own portfolio” program. This program is more fully described under “BUILD YOUR OWN PORTFOLIO” in the Prospectus. Briefly, if you comply with this program, the portfolio you build will satisfy the Designated Funds requirement under the Living Benefit. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the Living Benefit will be cancelled.

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
Sun Capital Investment Grade Bond Fund®	AllianceBernstein Dynamic Asset Allocation Portfolio	AllianceBernstein Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund - Fundamental Equity Portfolio	Franklin Small Cap Value Securities Fund	Franklin Strategic Income Securities Fund
MFS® Government Securities Portfolio	PIMCO Global Multi-Asset Portfolio	Fidelity® Variable Insurance Products III - Balanced Portfolio	Invesco Van Kampen V.I. Comstock Fund	SCSM BlackRock Small Cap Index Fund	PIMCO Emerging Markets Bond Portfolio
MFS® Bond Portfolio	MFS® Global Tactical Allocation Portfolio	Franklin Income Securities Fund	MFS® Value Portfolio	Oppenheimer Capital Appreciation Fund/VA	Sun Capital Global Real Estate Fund
Sun Capital Money Market Fund®	SCSM Ibbotson Balanced Fund	Invesco Van Kampen V.I. Equity and Income Fund	Mutual Shares Securities Fund	Lord Abbett Series Fund - Growth Opportunities Portfolio	PIMCO CommodityRealReturn® Strategy Portfolio
SCSM Goldman Sachs Short Duration Fund	SCSM Ibbotson Conservative Fund	MFS® Total Return Portfolio	MFS® Utilities Portfolio	MFS® International Value Portfolio	MFS® Emerging Markets Equity Portfolio
SCSM PIMCO Total Return Fund		SCSM Ibbotson Growth Fund	MFS® Core Equity Portfolio	MFS® Research International Portfolio	SCSM PIMCO High Yield Fund
SCSM BlackRock Inflation Protected Bond Fund		Fidelity® Variable Insurance Products Fund IV - Freedom 2015 Portfolio	SCSM Davis Venture Value Fund	Templeton Growth Securities Fund	Lazard Retirement Emerging Markets Equity Portfolio
Wells Fargo Variable Trust - VT Total Return Bond Fund		Fidelity® Variable Insurance Products Fund IV - Freedom 2020 Portfolio	SCSM Lord Abbett Growth & Income Fund	First Eagle Overseas Variable Fund
		BlackRock Global Allocation V.I. Fund	SCSM Goldman Sachs Mid Cap Value Fund	Oppenheimer Global Securities Fund/VA
			SCSM BlackRock Large Cap Index Fund	Columbia Variable Portfolio - Marsico International Opportunities Fund
Fidelity® Variable Insurance Products III - Mid Cap Portfolio
MFS® International Growth Portfolio
SCSM WMC Large Cap Growth Fund
Columbia Variable Portfolio - Marsico Growth Fund
Columbia Variable Portfolio - Marsico 21st Century Fund
SCSM WMC Blue Chip Mid Cap Fund
Universal Institutional Funds Inc. - Mid Cap Growth Portfolio
Invesco Van Kampen V.I. Mid Cap Value Fund
AllianceBernstein International Growth Portfolio
Fidelity® Variable Insurance Products Fund II - Contrafund® Portfolio
SCSM AllianceBernstein International Value Fund
SCSM Columbia Small Cap Value Fund
SCSM Invesco Small Cap Growth Fund
SCSM BlackRock International Index Fund

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 2, 2011 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Insurance and Annuity Company of New York. To receive a copy, return this request form to the address shown below or telephone (800) 447-7569.

To:	Sun Life Insurance and Annuity Company of New York
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
Sun Life Financial Masters Choice II NY
Sun Life (N.Y.) Variable Account C.

Name:

Address:

City:	State:	Zip Code:

Telephone:

MAY 2, 2011

SUN LIFE FINANCIAL MASTERS® CHOICE II NY

VARIABLE AND FIXED ANNUITY

STATEMENT OF ADDITIONAL INFORMATION

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

TABLE OF CONTENTS

Sun Life Insurance and Annuity Company of New York	2
Advertising and Sales Literature	2
Tax Deferred Accumulation	3
Calculations	4
Example of Variable Accumulation Unit Value Calculation	4
Example of Variable Annuity Unit Calculation	4
Example of Variable Annuity Payment Calculation	4
Distribution of the Contract	4
Custodian	4
Independent Registered Public Accounting Firm	5
Financial Statements	5

The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of the Sun Life Financial Masters® Choice II NY (the “Contract”) issued by Sun Life Insurance and Annuity Company of New York (the “Company”) in connection with Sun Life (N.Y.) Variable Account C (the “Variable Account”). The information included herein is not included in the Prospectus dated May 2, 2011.  This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Sun Life Insurance and Annuity Company of New York, c/o Annuity Division, P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by telephoning (800) 447-7569.

The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK (“Sun Life (N.Y.)”)

Sun Life Financial Inc. (“Sun Life Financial”), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life (N.Y.). Sun Life Financial ultimately controls Sun Life (N.Y.) through the following intervening company subsidiaries: Sun Life Assurance Company of Canada (U.S.), Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Global Investments Inc.

ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

A.M. BEST'S RATING SYSTEM is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

STANDARD & POOR'S insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations of its insurance policies in accordance with their terms.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

MOODY'S Investors Services, Inc.'s insurance claims-paying rating is a system of rating an insurance company's financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

STANDARD & POOR'S INDEX - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

DOW JONES INDUSTRIAL AVERAGE (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

MORNINGSTAR, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and “style box” matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

IBBOTSON ASSOCIATES, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

In its advertisements and other sales literature for the Variable Account and the Funds, the Company intends to illustrate the advantages of the Contracts in a number of ways:

DOLLAR-COST AVERAGING ILLUSTRATIONS. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

SYSTEMATIC WITHDRAWAL PROGRAM. A service provided by the Company, through which an Owner may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. Consult your tax advisor.

THE COMPANY'S AND THE FUNDS' CUSTOMERS. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

THE COMPANY'S  ASSETS, SIZE. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor's, Fitch and A.M. Best Company above); it may refer to its assets; and it may discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria.

COMPOUND INTEREST ILLUSTRATIONS. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when an Owner makes regular deposits to his or her account.

The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart:

The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how 3 different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. The third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

	10 YEARS	20 YEARS	30 YEARS

Non-Tax-Deferred Account	$16,856	$28,413	$ 47,893

Tax-Deferred Account	$21,589	$46,610	$100,627

Tax-Deferred Account After Paying Taxes	$17,765	$34,528	$ 70,720

THIS ILLUSTRATION IS HYPOTHETICAL AND DOES NOT REPRESENT THE PROJECTED PERFORMANCE OF THE CONTRACT OR ANY OF ITS INVESTMENT OPTIONS. THE ILLUSTRATION DOES NOT REFLECT THE DEDUCTION OF ANY CHARGES OR FEES RELATED TO PORTFOLIO MANAGEMENT, MORTALITY AND EXPENSE, OR ACCOUNT ADMINISTRATION. TAXES ON EARNINGS WITHIN AN ANNUITY ARE DUE UPON WITHDRAWAL. WITHDRAWALS MAY ALSO BE SUBJECT TO SURRENDER CHARGES AND, IF MADE PRIOR TO AGE 59½, A 10% FEDERAL PENALTY TAX.

TAX-DEFERRED ACCUMULATION

In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract's accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly that a comparable investment under which increases in value are taxed on a current basis.

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Variable Account's investment returns. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contract or in general on a tax-deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contract in a chart would reflect the deduction of Contract expenses, such as the mortality and expense risk charge, the 0.15% administrative charge, the 0.15% distribution fee, and the $30 annual Account Fee. In addition, the values shown would assume that the Owner has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

In developing illustrative tax deferral charts, we will observe these general principles:

●	The assumed rate of earnings will be realistic.
●	The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.
●	Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.
●	A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by an Owner who has not reached age 59½ at the time of surrender.

The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary among Owners.

CALCULATIONS

EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATION

Suppose the net asset value of a Fund share at the end of the current valuation period is $18.38; at the end of the immediately preceding valuation period was $18.32; the Valuation Period is one day; and no dividends or distributions caused Fund shares to go “ex-dividend” during the current Valuation Period. $18.38 ÷ $18.32 =s 1.00327511. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00004837 (the daily equivalent of the current maximum charge of 1.75% on an annual basis) gives a net investment factor of 1.00322674.  If the value of the variable accumulation unit for the immediately preceding valuation period had been 14.5645672, the value for the current valuation period would be 14.6115633 (14.5645672 x 1.00322674).

EXAMPLE OF VARIABLE ANNUITY UNIT CALCULATION

Suppose the circumstances of the first example exist, and the value of an annuity unit for the immediately preceding valuation period had been 12.3456789.  If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the annuity unit for the current valuation period would be 12.3845638 (12.3456789 x 1.00323092 (the Net Investment Factor based on the daily equivalent of maximum annuity phase charge of 1.60% on an annual basis) x 0.99991902). 0.99991902 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of 3% per year used to establish the Annuity Payment Rates found in certain Contracts.

EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATION

Suppose that an Account is credited with 8,765.4321 variable accumulation units of a particular Sub-Account but is not credited with any fixed accumulation units; that the variable accumulation unit value and the annuity unit value for the particular Sub-Account for the valuation period which ends immediately preceding the annuity commencement date are 14.5645672 and 12.3456789 respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the annuity unit value on the day prior to the second variable annuity payment date is 12.3845638.  The first variable annuity payment would be $865.57 (8,765.4321 x 14.5645672 x 6.78 ÷ 1,000).  The number of annuity units credited would be 70.1112 ($865.57 ÷ 12.3456789) and the second variable annuity payment would be $868.30 (70.1112 x 12.3845638).

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis through the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. (“Clarendon”).  Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its subsidiary, Sun Life Insurance and Annuity Company of New York, and variable life insurance contracts issued by the Company.

In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of Contracts or Certificates or other contracts offered by the Company.  Promotional incentives may change at any time.

Commissions will not be paid to selling agents with respect to Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contract, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” Total commissions paid by the Variable Account to, but not retained by, Clarendon during 2008, 2009, and 2010 were approximately $991,276, $2,518,612, and $2,352,792, respectively.

CUSTODIAN

We are the Custodian of the assets of the Variable Account.  We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Sun Life Insurance and Annuity Company of New York included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated April 21, 2011, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph, referring to the Company changing its method of accounting and reporting for other-than temporary impairments in 2009 and changing its method of accounting and reporting for fair value measurement of certain assets and liabilities in 2008), and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  Their office is located at 200 Berkeley Street, Boston, Massachusetts.

The financial statements of Sun Life (N.Y.) Variable Account C that are included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated April 22, 2011, accompanying the financial statements expresses an unqualified opinion) and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Insurance and Annuity Company of New York are included herein. The financial statements of Sun Life Insurance and Annuity Company of New York are provided as relevant to its ability to meet its financial obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Audit/Nominating Committee of the Board of Directors and Stockholder of
Sun Life Insurance and Annuity Company of New York
Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Insurance and Annuity Company of New York and subsidiary (the "Company") as of December 31, 2010 and 2009, and the related consolidated statements of operations, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Insurance and Annuity Company of New York and subsidiary as of December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting and reporting for other-than-temporary impairments as required by accounting guidance adopted in 2009.  As discussed in Note 4 to the consolidated financial statements, the Company changed its method of accounting and reporting for the fair value measurement of certain assets and liabilities in 2008.

/s/ DELOITTE & TOUCHE LLP
Boston, Massachusetts
April 21, 2011

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands)
For the Years Ended December 31,

	2010	2009	2008
Revenues

Premiums and annuity considerations (Note 7)	$119,495	$119,872	$111,071
Net investment income (loss) (1) (Note 6)	118,138	233,216	(112,508)
Net income (loss) on embedded derivatives (2) (Note 3)	12,685	22,698	(32,059)
Net realized investment gains (losses), excluding impairment losses on available-for-sale securities (Note 5)	827	(2,815)	340
Other-than-temporary impairment losses (3) (Note 3)	(150)	(181)	(11,326)
Fee and other income (Note 7)	19,433	5,103	9,681

Total revenues	270,428	377,893	(34,801)

Benefits and Expenses

Interest credited (Note 7)	57,924	47,855	45,129
Policyowner benefits (Note 7)	77,590	78,231	80,789
Amortization of deferred policy acquisition costs, and value of business and customer renewals acquired (4)	90,206	107,532	(82,218)
Goodwill impairment	-	-	37,788
Other operating expenses	40,393	43,113	44,841

Total benefits and expenses	266,113	276,731	126,329

Income (loss) before income tax expense (benefit)	4,315	101,162	(161,130)

Income tax expense (benefit) (Note 9)	643	29,650	(40,128)

Net income (loss)	$3,672	$71,512	$(121,002)

(1)
Net investment income (loss) includes an increase (decrease) in market value of trading fixed maturity securities of $34.0 million, $173.4 million and $(154.9) million for the years ended December 31, 2010, 2009 and 2008, respectively.

(2)
Net loss on embedded derivatives for the year ended December 31, 2008 includes $0.4 million of income related to the Company’s adoption of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosures,” which is further discussed in Note 4.

(3)
The $0.2 million other-than-temporary impairment (“OTTI”) losses for both years ended December 31, 2010 and 2009 represent solely credit losses.  The Company incurred no non-credit OTTI losses during the years ended December 31, 2010 and 2009 and as such no non-credit OTTI losses were recognized in other comprehensive income for the year.

(4)
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired for the year ended December 31, 2008 includes $0.2 million of expenses related to the Company’s adoption of FASB ASC Topic 820, which is further discussed in Note 4.

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	December 31, 2010	December 31, 2009
ASSETS

Investments
Available-for-sale fixed maturity securities, at fair value (amortized cost of $243,452 and $168,833 in 2010 and 2009, respectively) (Note 3)	$246,944	$164,158
Trading fixed maturity securities, at fair value (amortized cost of $1,526,282 and $1,410,775 in 2010 and 2009, respectively) (Note 3)	1,555,834	1,406,327
Mortgage loans (Note 3)	176,518	161,498
Policy loans	1,217	270
Other invested assets	7,868	542
Short-term investments	18,994	58,991
Cash and cash equivalents	72,978	175,322

Total investments and cash	2,080,353	1,967,108

Accrued investment income	21,130	17,051
Deferred policy acquisition costs and sales inducement asset (Note 12)	110,791	183,966
Value of customer renewals acquired (Note 13)	4,439	5,766
Income and premium taxes receivable	4,507	17,829
Net deferred tax asset (Note 9)	12,057	5,830
Goodwill and other intangible asset	13,699	13,997
Receivable for investments sold	162	642
Reinsurance receivable	162,522	117,460
Other assets	22,456	44,745
Separate account assets	1,265,464	989,939

Total assets	$3,697,580	$3,364,333

LIABILITIES

Contractholder deposit funds and other policy liabilities	$1,577,556	$1,605,038
Future contract and policy benefits	116,946	99,255
Payable for investments purchased	104	577
Accrued expenses	6,246	10,313
Reinsurance payable	236,718	190,863
Other liabilities	66,118	48,608
Separate account liabilities	1,265,464	989,939

Total liabilities	3,269,152	2,944,593

Commitments and contingencies (Note 18)

STOCKHOLDER’S EQUITY

Common stock, $350 par value – 6,001 shares authorized;
6,001 shares issued and outstanding in 2010 and 2009	2,100	2,100
Additional paid-in capital	389,963	389,963
Accumulated other comprehensive income (loss) (Note 17)	1,977	(3,039)
Retained earnings	34,388	30,716

Total stockholder’s equity	428,428	419,740

Total liabilities and stockholder’s equity	$3,697,580	$3,364,333

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in thousands)
For the Years Ended December 31,

	2010	2009	2008

Net income (loss)	$3,672	$71,512	$(121,002)
Other comprehensive income (loss)
Change in unrealized holding gains (losses) on available-for-sale
securities, net of tax (1)	8,567	19,443	(22,820)
Reclassification adjustment for OTTI losses, net of tax (2)	265	-	-
Reclassification adjustments of net realized investment (gains)
losses into net income (loss) (3)	(3,816)	132	7,306
Other comprehensive income (loss)	5,016	19,575	(15,514)

Comprehensive income (loss)	$8,688	$91,087	$(136,516)

(1)      Net of tax expense (benefit) of $4.6 million, $10.5 million and $(12.3) million for the years ended December 31, 2010, 2009 and 2008, respectively.
(2)      Represents an adjustment to OTTI losses due to sale of other-than-temporarily impaired or available-for-sale fixed maturity securities.
(3)      Net of tax expense (benefit) of $2.1 million, $(0.1) million and $(3.9) million for the years ended December 31, 2010, 2009 and 2008, respectively.

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
(in thousands)
For the Years Ended December 31,

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive (Loss) Income(1)	Retained Earnings (Accumulated Deficit)	Total Stockholder’s Equity

Balance at December 31, 2007	$2,100	$239,963	$(11,924)	$85,030	$315,169

Cumulative effect of accounting change related to the adoption of FASB ASC Topic 825, net of tax (2)	-	-	7,430	(7,430)	-
Net loss	-	-	-	(121,002)	(121,002)
Capital contribution	-	150,000	-	-	150,000
Other comprehensive loss	-	-	(15,514)	-	(15,514)

Balance at December 31, 2008	2,100	389,963	(20,008)	(43,402)	328,653

Cumulative effect of accounting change related to the adoption of FASB ASC Topic 320, net of tax (3)	-	-	(2,606)	2,606	-
Net income	-	-	-	71,512	71,512
Other comprehensive income	-	-	19,575	-	19,575

Balance at December 31, 2009	$2,100	$389,963	$(3,039)	$30,716	$419,740

Net income	-	-	-	3,672	3,672
Other comprehensive income	-	-	5,016	-	5,016

Balance at December 31, 2010	$2,100	$389,963	$1,977	$34,388	$428,428

(1)	As of December 31, 2010, the total amount of after tax non-credit OTTI losses recorded in the Company’s accumulated other comprehensive loss was $2.3 million.
(2)	FASB ASC Topic 825, “Financial Instruments.”
(3)	FASB ASC Topic 320, “Investments-Debt and Equity Securities.”

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the Years Ended December 31,

	2010	2009	2008
Cash Flows From Operating Activities:
Net income (loss)	$3,672	$71,512	$(121,002)
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:
Net amortization of premiums on investments	4,787	(605)	2,663
Amortization of deferred policy acquisition costs, and value of business and customer renewals acquired	90,206	107,532	(82,218)
Depreciation and amortization	312	337	311
Net (gain) loss on embedded derivatives	(12,685)	(22,698)	32,059
Net realized investment (gains) losses and OTTI credit losses on available-for-sale securities	(677)	2,996	10,986
(Increase) decrease in fair value of trading investments	(34,001)	(173,389)	154,926
Net realized (gains) losses on trading investments	(13,633)	9,867	30,622
Interest credited to contractholder deposits	57,924	47,855	45,129
Goodwill impairment	-	-	37,788
Deferred federal income taxes	(8,928)	6,256	(15,318)
Changes in assets and liabilities:
Additions to deferred policy acquisitions costs, sales inducement asset, and value of business and customer renewals acquired	(17,796)	(45,645)	(27,648)
Accrued investment income	(4,079)	(1,825)	19
Net change in reinsurance receivable/payable	5,328	19,060	66,699
Future contract and policy benefits	17,691	5,280	898
Other, net	42,324	(153,878)	120,090

Net cash provided by (used in) operating activities	130,445	(127,345)	256,004

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	79,623	21,303	6,440
Trading fixed maturity securities	775,025	333,236	194,980
Mortgage loans	13,107	12,456	15,202
Real estate	1,000	-	-
Other invested assets	1,244	1,587	64,482
Purchases of:
Available-for-sale fixed maturity securities	(152,468)	(4,515)	(14,027)
Trading fixed maturity securities	(886,403)	(587,134)	(258,714)
Mortgage loans	(34,190)	(4,875)	(16,650)
Other invested assets	(1,200)	-	-
Net change in other investments	-	(4,922)	(64,154)
Net change in policy loans	(947)	(114)	(38)
Net change in short-term investments	39,997	56,978	(115,969)

Net cash (used in) provided by investing activities	$(165,212)	$(176,000)	$(188,448)

Continued on next page

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)
(in thousands)
For the Years Ended December 31,

	2010	2009	2008

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$173,714	$473,137	$330,909
Withdrawals from contractholder deposit funds	(248,878)	(252,351)	(348,243)
Capital contribution from Sun Life U.S.	-	-	150,000
Other, net	7,587	(4,108)	(4,134)

Net cash (used in) provided by financing activities	(67,577)	216,678	128,532

Net change in cash and cash equivalents	(102,344)	(86,667)	196,088

Cash and cash equivalents, beginning of year	175,322	261,989	65,901

Cash and cash equivalents, end of year	$72,978	$175,322	$261,989

Supplemental Cash Flow Information
Income taxes (refunded) paid	$(4,844)	$14,360	$20,018

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

general

Sun Life Insurance and Annuity Company of New York (the “Company”) engages in the sale of individual and group fixed and variable annuities, individual and group life insurance, group disability, group dental and group stop loss insurance in the State of New York.  These products are distributed through individual insurance agents, financial planners, insurance brokers and broker-dealers to both the tax-qualified and non-tax-qualified markets.  The Company reinsures certain risks related to some of these products to both affiliated and non-affiliated reinsurers.  The Company also assumes certain risks for certain group insurance contracts from an affiliate.

The Company is a direct wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.) (“Sun Life U.S.”).  Sun Life U.S. is a direct wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc., which in turn is owned by Sun Life Financial Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934.  Accordingly, the Company is an indirect wholly-owned subsidiary of SLF.  SLF and its subsidiaries are collectively referred to herein as “Sun Life Financial.”

basis of presentation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for stock life insurance companies.

The Company's fixed and variable annuity contracts contain a fixed investment option, where interest is paid at a guaranteed rate for a specified period of time, and withdrawals made before the end of the specified period may be subject to a market value adjustment that can increase or decrease the amount of the withdrawal proceeds (the “fixed investment option period”).  These contracts had obligated the Company to file annual, quarterly, and current reports with the U.S. Securities and Exchange Commission (“SEC”) on Form 10-K, Form 10-Q, and Form 8-K.  Effective September 27, 2007, Sun Life U.S. provided a full and unconditional guarantee (the “guarantee”) of the Company's obligation related to its contracts’ fixed investment option period for policies currently in-force or sold on or after that date.  The guarantee relieved the Company of its obligation to file annual, quarterly, and current reports with the SEC.

The consolidated financial statements include the accounts of the Company and its subsidiary.  As of December 31, 2010, the Company directly owned SLNY Private Placement Investment Company I, LLC, which is an unregistered variable investment trust in support of the Company’s private placement variable universal life and variable annuity business activities.  This trust remains inactive as of December 31, 2010.

Since the Company’s subsidiary remains inactive, no transactions and balances between the Company and its subsidiary were required to be eliminated in the preparation of these consolidated financial statements.

use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  The most significant estimates are those used in determining the fair value of financial instruments, goodwill, deferred policy acquisition costs (“DAC”), including sales inducement asset (“SIA”), value of business acquired (“VOBA”), value of customer renewals acquired (“VOCRA”), liabilities for future contract and policyholder benefits, other-than-temporary impairments of investments, allowance for loan losses and valuation allowance on deferred tax assets.  Actual results could differ from those estimates.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2010, 2009 and 2008
(in thousands)

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

financial instruments

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, fixed maturity securities, mortgage loans and financial guarantees.  These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation.  The Company monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

cash, cash equivalents and short-term investments

Cash, cash equivalents and short-term investments are highly liquid securities.  The Company’s cash equivalents primarily include cash, commercial paper and money market investments which have an original term to maturity of less than three months.  Short-term investments include debt instruments with a term to maturity exceeding three months, but less than one year on the date of acquisition.  Cash equivalents and short-term investments are held at amortized cost, which approximates fair value.

investments

Fixed Maturity Securities

The Company accounts for its investments in accordance with FASB ASC Topic 320.  At the time of purchase, fixed maturity securities are classified as either trading or available-for-sale.  Securities, for which the Company has elected to measure at fair value under FASB ASC Topic 825, “Financial Instruments,” are classified as trading securities.  Although classified as trading securities, the Company’s intent is to not sell these securities in the near term.  Trading securities are carried at aggregate fair value with changes in market value reported as a component of net investment income.  Securities that do not meet the trading criterion are classified as available-for-sale.  Included with available-for-sale fixed maturity securities are forward purchase commitments on mortgage backed securities, better known as To Be Announced (“TBA”) securities.  The Company records TBA purchases on the trade date and the corresponding payable is recorded as an outstanding liability in payable for investments purchased until the settlement date of the transaction.  Available-for-sale securities that are not considered other-than-temporarily impaired are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

The Company determines the fair value of its publicly traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models.  Prices are first sought from third-party pricing services; the remaining unpriced securities are priced using one of the remaining two methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as asset-backed securities (“ABS”) including collateralized debt obligations, residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are priced using a fair value model or independent broker quotations.  ABS and RMBS are priced using fair value models and independent broker quotations.  CMBS securities are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

investments (CONTINUED)

Fixed Maturity Securities (continued)

For privately placed fixed maturity securities, fair values are determined using a discounted cash flow model which includes estimates that take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately placed fixed maturity securities also are priced using market prices or broker quotes.  The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively traded market.  Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties using inputs, including estimates and assumptions, a market participant would utilize.  The Company performs a monthly analysis on the prices received from third parties to assess if the prices represent a reasonable estimate of the fair value.  In addition, on the quarterly basis, the Company performs quantitative and qualitative analysis that includes back testing of recent trades, review of key assumptions such as spreads, duration, and credit rating, and on-going review of third-party pricing services’ methodologies.  The Company performs further testing on those securities whose prices do not fall within a pre-established tolerance range.  This testing includes looking at specific market events that may affect pricing or obtaining additional information or new prices from the third-party pricing service.  Additionally, the Company makes a selection of securities from its portfolio and compares the price received from its third-party pricing services to an independent source, creates option adjusted spreads or obtains additional broker quotes to corroborate the current market price.  Historically, the Company has found no material variances between the prices received from third-party pricing sources and the results of its testing.

Please refer to Note 4 of the Company’s consolidated financial statements for further discussion of the Company’s fair value measurements.

With the adoption of the provisions of FASB ASC Topic 320, the Company recognizes an OTTI loss and records a charge to earnings for the full amount of the impairment (the difference between the current carrying amount and fair value of the security), if the Company intends to sell, or if it is more likely than not that it will be required to sell, the impaired security prior to recovery of its cost basis.  Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories: credit loss and non-credit loss.  The credit loss portion is charged to net realized investment gains (losses) in the consolidated statements of operations, while the non-credit loss is charged to other comprehensive income.  When an unrealized loss on a fixed maturity is considered temporary, the Company continues to record the unrealized loss in other comprehensive income and not in earnings.

Prior to the Company’s adoption of the provisions of FASB ASC Topic 320 on April 1, 2009, the Company's accounting policy for impairment on available-for-sale securities required recognition of an OTTI loss through earnings when the Company anticipated that it would be unable to recover all amounts due under the contractual obligations of the security.  In addition, in the event that securities were expected to be sold before the fair value of the security recovered to amortized cost, an OTTI loss also would be recorded through earnings.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

investments (continued)

Fixed Maturity Securities (continued)

Structured securities, typically those rated single A or below, are subject to certain provisions in FASB ASC Topic 325, “Investments–Other.”  These provisions require the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that fair value is less than carrying amount and there has been an adverse change in the expected cash flows (as measured by comparing the original expected cash flows to the current expectation of cash flows, both discounted at the current effective rate), then an impairment charge is recorded to income.

Please refer to Note 3 of the Company’s consolidated financial statements for further discussion of the Company’s recognition and disclosure of OTTI loss.

The Company discontinues the accrual of income on its holdings for issuers that are in default.  Investment income would have increased by $0.6 million, $0.6 million and $0.2 million for the year ended December 31, 2010, 2009 and 2008, respectively, if these holdings were performing.  At December 31, 2010 and 2009, the fair market value of holdings for issuers in default was $5.4 million and $5.9 million, respectively.

Mortgage loans

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses.  Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses.  Purchases and sales of mortgage loans are recognized or derecognized in the Company’s balance sheet on the loans’ trade dates, which are the dates that the Company commits to purchase or sell the loan.  Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s statement of operations using the effective interest method.  Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.  The Company regularly assesses the value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount. The allowance for credit losses are estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent.  A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan.  The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing these loans individually.  A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions.  While management believes that it uses the best information available to establish the loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

investments (continued)

Mortgage loans (continued)

Interest income is recognized on impaired mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed on non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied, firstly against the carrying value of the loan, then against the provision, and then to income.  The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses and write-off of specific mortgages are recorded as net realized gain or loss in the Company’s statements of operations.  Once the conditions causing impairment improve and future payments are reasonably assured, allowances are reduced and the mortgages are no longer classified as impaired.  However, the mortgage loan continues to be classified as impaired if the original terms of the contract have been restructured, resulting in the Company providing an economic concession to the borrower.

If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure.  Uncollectible collateral-dependent loans are written off through allowances for losses at the time of disposition or foreclosure.

Policy loans

Policy loans are carried at the amount of outstanding principal balance.  Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Realized gains and losses

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method.  Changes in the provision for estimated losses on mortgage loans are included in net realized investment gains and losses.

Investment income

Interest income is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower's financial position, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful.  When an investment is placed in non-accrual status, all interest accrued is reversed against current period interest income.  Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

The Company manages assets related to certain funds-withheld reinsurance agreements.  These assets are primarily comprised of fixed maturity securities and mortgages and are accounted for consistent with the policies described above.  Investment income on assets within funds-withheld reinsurance portfolios is included as a component of net investment income (loss) in the Company’s consolidated statements of operations.

Please refer to Note 6 of the Company’s consolidated financial statements for further discussion of the Company’s net investment income (loss).

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

deferred policy acquisition costs and sales inducement asset

Acquisition costs consist of commissions, underwriting and other costs that vary with and are primarily related to the production of new business.  Acquisition costs related to deposit-type contracts, primarily deferred annuity and universal life policies are deferred and amortized with interest based on the proportion of actual gross profits to the present value of all estimated gross profits to be realized over the estimated lives of the contracts.  Estimated gross profits are composed of net investment income, net realized and unrealized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses.

Sales inducement asset (“SIA”) represents amounts that are credited to policyholder account balances related to the enhanced or bonus crediting rates that the Company offers on certain of its annuity products.  The costs associated with offering the enhanced or bonus crediting rates are capitalized and amortized over the expected life of the related contracts in proportion to the estimated gross profits.

Estimating future gross profit is a complex process requiring considerable judgment and the forecasting of events into the future based on historical information and actuarial assumptions.  These assumptions are subject to an annual review process and are updated on a more frequent basis if required.  Changes in any of the assumptions that serve to increase or decrease the estimated future gross profits will cause the amortization of DAC to decrease or increase, respectively, in the current period.  Assumptions affecting the computation of estimated future gross profits include, but are not limited to, recent investment and policyholder experience, expectations of future performance and policyholder behavior, changes in interest rates, capital market growth rates, and account maintenance expense.

DAC amortization is reviewed regularly and adjusted retrospectively when the Company calculates the actual profits or losses and revises its estimate of future gross profits to be realized from deposit-type contracts, including realized and unrealized gains and losses from investments.  The Company also tests its DAC and SIA asset for loss recognition on a quarterly basis.  The test is performed by comparing the GAAP liability, net of DAC and SIA, to the present value of future expected gross profits; an adjustment is required if the current GAAP liability, net of DAC and SIA, is higher than the present value of future expected gross profits.  During the years ended December 31, 2010 and 2009, the Company wrote down DAC by $22.0 million and $14.4 million, respectively, as a result of loss recognition related to certain annuity products.  Please refer to Note 12 of the Company’s consolidated financial statements for the Company’s DAC and SIA roll-forward.

The DAC asset under GAAP cannot exceed accumulated deferrals, plus interest.  At December 31, 2009 and 2008, the Company reached the cap for its DAC asset and SIA related to certain fixed annuity products and reported the DAC asset for these products at historical accumulated deferrals with interest.  At December 31, 2010, the Company’s SIA related to certain fixed annuity remained at historical accumulated deferral with interest.  However, the Company’s DAC related to certain fixed annuities was below the cap and regular amortization was recorded during the year.

Although recovery of DAC and SIA is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of DAC and SIA considered recoverable could be reduced in the near term, however, if the future estimates of gross profits are reduced.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

value of customer renewals acquired

VOCRA represents a portion of the assets that were transferred to the Company, based on a series of agreements between the Company and Sun Life and Health Insurance Company (U.S.) (“SLHIC”), an affiliate, (the “SLHIC asset transfer”).  VOCRA is the actuarially determined present value of projected future profits arising from the existing in-force business at May 31, 2007 to the next policy renewal date.  This amount is amortized in proportion to the projected premium income over the period from the first renewal date to the end of the projected life of the policies.  The Company tests its VOCRA asset for impairment on an annual basis.  During the year ended December 31, 2009, the Company determined that its VOCRA asset was impaired and recorded an impairment charge of $2.6 million.  Please refer to Note 13 of the Company’s consolidated financial statements for the Company’s VOCRA roll-forward.

goodwill and other intangible asset

The Company’s goodwill and other intangible asset were acquired as part of the SLHIC asset transfer transaction.  Goodwill is allocated to the Group Protection segment.  In accordance with FASB ASC Topic 350, “Intangibles – Goodwill and Other,” the Company’s goodwill and other intangible asset are tested for impairment on an annual basis.  The Company completed the required impairment tests of goodwill during the second quarter of 2010 and concluded that this asset was not impaired.

Included in the operating results for the year ended December 31, 2008 is a goodwill impairment charge of $37.8 million.  This relates to the impairment of the entire amount of goodwill associated with the Company’s 2001 acquisition of Keyport Benefit Life Insurance Company.  The impairment charge was allocated to the Wealth Management segment.

The Company’s intangible asset represents the value of distribution acquired from the asset transfer agreement with SLHIC.  The value of distribution acquired was calculated as the present value of projected future profits arising from sales of new business by brokers with whom SLHIC had an existing distribution contract.  This intangible asset is being amortized on a straight-line basis over 25 years, representing the period for which the Company expects to earn premiums from new sales stemming from the added distribution capacity.

The value of distribution acquired has a gross carrying amount of $7.5 million and a net amortized balance of $6.4 million and $6.7 million, at December 31, 2010 and 2009, respectively.  This intangible asset is allocated to the Group Protection Segment.  The Company completed the required impairment tests of its intangible asset during 2010 and concluded that this asset was not impaired.

other assets

The Company’s other assets are comprised primarily of receivables from affiliated companies and outstanding premiums.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

policy liabilities and accruals

Future contract and policy benefit liabilities include amounts reserved for future policy benefits payable upon contingent events, as well as liabilities for unpaid claims due as of the statement date.  Such liabilities are established in amounts adequate to meet the estimated future obligations of in-force policies.

Policy reserves for annuity contracts include liabilities held for group pension and payout annuity payments and liabilities held for product guarantees on variable annuity products, such as guaranteed minimum death benefits (“GMDB”).  Reserves for pension and payout annuity contracts are calculated using the best-estimate interest and decrement assumptions.  The Company periodically reviews its policies for loss recognition based upon management’s best estimates.  The Company did not record any adjustment to reserves related to loss recognition for the years ended December 31, 2010 and 2009.

Reserves for GMDB are calculated according to the methodology prescribed by the American Institute of Certified Public Accountants (“AICPA”) which is included in FASB ASC Topic 944, “Financial Services – Insurance,” whereby the expected benefits provided by the guarantees are spread over the duration of the contract in proportion to the benefit assessments.

Policy reserves for universal life contracts are held for benefit coverages that are not fully provided for in the policy account value.  These include rider coverages, conversions from group policies, and benefits provided under market conduct settlements.

Policy reserves for group life and health contracts are calculated using standard actuarial methods recognized by the American Academy of Actuaries.  For the tabular reserves, discount rates are based on the Company’s earned investment yield and the morbidity and mortality tables used are standard industry tables modified to reflect the Company’s actual experience when appropriate.  In particular, for the Company’s group reported claim reserves, and the mortality and morbidity tables for the early durations of claims are based exclusively on the Company’s experience, incorporating factors such as age at disability, sex and elimination period.  These reserves are computed at amounts that, with interest compounded annually at assumed rates, are expected to meet the Company’s future obligations.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported.  The amount reported is based upon historical experience, adjusted for trends and current circumstances.  Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.  Revisions of these estimates are included in operations in the year such refinements are made.

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities.  The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments, partial withdrawals and surrenders.  The liabilities are not reduced by surrender charges.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

revenue and expenses

Premiums for traditional individual life products are considered earned revenue when due.  Premiums related to group life, group stop loss, group dental and group disability insurance are recognized as earned revenue pro-rata over the contract period.  The unexpired portion of these premiums is recorded as unearned premiums.  Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy, and surrender charges.  Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy.  For universal life-type and investment-type contracts, expenses include interest credited to policyholders’ accounts and death benefits in excess of account values, which are recognized as incurred.

Fees for investment advisory services are recognized as revenues when the services are provided.

income taxes

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with FASB ASC Topic 740, “Income Taxes.”

Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse.  The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.  Valuation allowances on deferred tax assets are estimated based on the Company’s assessment of the realizability of such amounts.  Please refer to Note 9 of the Company’s consolidated financial statements for further discussion of the Company’s income taxes.

separate accounts

The Company has established separate accounts applicable to various classes of contracts providing variable benefits.  Contracts for which funds are invested in separate accounts include individual and group qualified and non-qualified variable annuity contracts.  Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company.  Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder.  The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts.  The activity of the separate accounts is not reflected in the consolidated financial statements except for the following:

➢	The fees that the Company receives, which are assessed periodically and recognized as revenue when assessed; and

➢
The activity related to the GMDB, guaranteed minimum accumulation benefit (“GMAB”) and guaranteed minimum withdrawal benefit (“GMWB”), which is reflected in the Company’s consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

accounting pronouncements

New and Adopted Accounting Pronouncements

In July 2010, the FASB issued Accounting Standard Update (“ASU”) 2010-20, “Receivables (Topic 310): Disclosure about the Credit Quality of Financing Receivables and the Allowance for Credit Losses,” which amends FASB ASC Topic 310 to enhance disclosures and to provide financial statement users with greater transparency about an entity’s allowance for credit losses and the credit quality of its financing receivables.  The amendments require an entity to provide a greater level of disaggregated information about the credit quality of the entity’s financing receivables and allowance for credit losses.  ASU 2010-20 also requires an entity to disclose credit quality indicators, the aging of past due information and the modification of its financing receivables.  The amendments in ASU 2010-20 that relate to disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010.  However, the disclosure about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning on or after December 15, 2010. Comparative disclosures are required for reporting periods ending after initial adoption.  The Company adopted ASU 2010-20 on December 31, 2010.  The enhanced disclosures required by ASU 2010-20 for the period ending on December 31, 2010, are included in Note 3 of the Company’s consolidated financial statements.

In April 2010, the FASB issued ASU 2010-18, “Receivables (Topic 310): Effect of a Loan Modification When the Loan Is Part of a Pool That Is Accounted for as a Single Asset – a Consensus of the FASB Emerging Issues Task Force,” which amends FASB ASC Topic 310, “Receivables.”  The amendments were made to eliminate diversity in practice in accounting for loans that undergo troubled debt restructuring for those loans that have been included in a pool of loans.  Under ASU 2010-18, debt modifications that were made for distressed loans included in a pool of loans, do not trigger the criteria needed to allow for such loans to be accounted for separately outside of the pool.  Upon initial adoption, an entity may make a one-time election to terminate accounting for loans as a pool.  The election may be made on a pool-by-pool basis and does not prevent the entity from using pool accounting for loans that will be acquired in the future.  The amendments in ASU 2010-18 are effective for the first fiscal quarter ending on or after July 15, 2010.  Early adoption is permitted.  The Company adopted ASU 2010-18 on September 30, 2010 and such adoption did not have a material impact on the Company’s consolidated financial statements.

In March 2010, the FASB issued ASU 2010-11 “Derivatives and Hedging (Topic 815): Scope Exception Related to Embedded Credit Derivatives,” which provides amendments to FASB ASC Topic 815, “Derivatives and Hedging” to clarify the embedded credit derivative scope exception included therein.  The amendments address how to determine which embedded credit derivative features are considered to be embedded derivatives that should not be analyzed for potential bifurcation and separate accounting under ASC Topic 815.  Under ASU 2010-11, only the embedded credit derivative feature created by subordination between financial instruments is not subject to the bifurcation requirements of ASC Topic 815.  However, other embedded credit derivative features would be subject to analysis for potential bifurcation even if their effects are allocated to interests in tranches of securitized financial instruments in accordance with those subordination provisions.  The following circumstances would not qualify for the scope exception and are subject to the application of ASC Topic 815 requiring the embedded derivatives to be analyzed for potential bifurcation:

➢	An embedded derivative feature relating to another type of risk (including another type of credit risk) is present in the securitized financial instrument.
➢
The holder of an interest in a tranche of securitized financial instruments is exposed to the possibility of being required to make potential future payments because the possibility of those future payments is not created by subordination.

➢	The holder owns an interest in a single-tranche securitization vehicle; therefore, the subordination of one tranche to another is not relevant.

The amendments in ASU 2010-11 are effective for the first fiscal quarter beginning after June 15, 2010.  Early adoption is permitted.  The Company adopted ASU 2010-11 on July 1, 2010 and such adoption did not have a material impact on the Company’s consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

accounting pronouncements (continued)

New and Adopted Accounting Pronouncements (continued)

In February 2010, the FASB issued ASU No. 2010-09 “Subsequent Events (Topic 855): Amendments to Certain Recognition and Disclosure Requirements” which removes the requirement for U.S. Securities and Exchange Commission (“SEC”) filers to disclose the date through which subsequent events have been evaluated.  ASU No. 2010-09 is effective upon issuance.  Events that have occurred subsequent to December 31, 2010 have been evaluated by the Company’s management in accordance with ASU No. 2010-09.

In January 2010, the FASB issued ASU 2010-06 “Fair Value Measurement and Disclosures (Topic 820) - Improving Disclosures about Fair Value Measurements,” which provides amendments to FASB ASC Topic 820 “Fair Value Measurements and Disclosures” in order to provide more robust disclosures about the following:

➢	The different classes of assets and liabilities measured at fair value;
➢	The valuation techniques and inputs used;
➢	The transfers between Levels 1, 2, and 3; and
➢	The activity in Level 3 fair value measurements.

Certain new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 31, 2009.  Disclosures about purchases, sales, issuances and settlements in the roll-forward of activities in Level 3 are effective for fiscal years beginning after December 15, 2010.  The Company adopted ASU 2010-06 on January 1, 2010.  The enhanced disclosures required by ASU 2010-06 for the periods beginning after December 31, 2009 are included in Note 5 of the Company’s consolidated financial statements.

On January 1, 2010, the Company adopted the provisions of FASB ASC Topic 860, “Transfers and Servicing,” which were issued in June 2009.  These provisions amend and expand disclosures about the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement in transferred financial assets.  FASB ASC Topic 860 amends previously issued derecognition accounting and disclosure guidance and eliminates the exemption from consolidation for qualifying special purpose entities (“QSPEs”); it also requires a transferor to evaluate all existing QSPEs to determine whether they must be consolidated in accordance with the provisions of FASB ASC Topic 860.  This guidance is effective for financial asset transfers occurring in fiscal years and interim periods beginning after November 15, 2009.  The adoption did not have a material impact on the Company’s consolidated financial statements.

On January 1, 2010, the Company adopted the provisions of FASB ASC Topic 810 which were issued in June 2009.  This guidance amends previously issued consolidation guidance which affects all entities currently within the scope of FASB ASC Topic 810, including QSPEs, as the concept of these entities was eliminated by FASB ASC Topic 860.  This guidance is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009.  The adoption did not have a material impact on the Company’s consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

accounting pronouncements (continued)

New and Adopted Accounting Pronouncements (continued)

In August 2009, the FASB issued No. 2009-05, “Fair Value Measurements and Disclosures (Topic 820) – Measuring Liabilities at Fair Value.”  This update amends FASB ASC Topic 820 and provides clarification regarding the valuation techniques required to be used to measure the fair value of liabilities where quoted prices in active markets for identical liabilities are not available.  In addition, this update clarifies that when estimating the fair value of a liability, a reporting entity is not required to include a separate input or adjustment to other inputs relating to the existence of a restriction that prevents the transfer of the liability.  The guidance provided in ASU No. 2009-05 is effective for the first reporting period, including interim periods, beginning after issuance.  The Company adopted this guidance on October 1, 2009.  The adoption of this guidance did not have a material impact on the Company’s consolidated financial statements.

In June 2009, the FASB issued FASB ASC Topic 105, “Generally Accepted Accounting Principles.”  This guidance establishes the FASB Accounting Standards Codification as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP.  FASB ASC Topic 105 is effective for financial statements issued for interim and annual periods ending after September 15, 2009.  The Company adopted FASB ASC Topic 105 on September 30, 2009.

The Company adopted the provisions of FASB ASC Topic 855, “Subsequent Events,” which were issued in May 2009.  This topic requires evaluation of subsequent events through the date that the financial statements are issued or are available to be issued.  FASB ASC Topic 855 sets forth the period under which the reporting entity should evaluate the subsequent events to be recognized or disclosed, the circumstances under which the reporting entity should recognize the events or transactions that occur after the balance sheet date, and the disclosures that the reporting entity should make about the subsequent events.

The Company adopted the provisions of FASB ASC Topic 820, which were issued in April 2009.  This issuance provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased in relation to normal market activity for the asset or liability, as well as guidance on identifying circumstances that indicate a transaction is not orderly.  FASB ASC Topic 820 also requires annual and interim disclosure of the inputs and valuation techniques used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any during the period, and definitions of each major category for equity and debt securities, as described in FASB ASC Topic 320.  The Company adopted the above-noted aspects of FASB ASC Topic 820 on April 1, 2009; such adoption did not have a material impact on the Company’s consolidated financial statements.

The Company adopted the provisions of FASB ASC Topic 320, which were issued in April 2009.  This guidance amends the guidance for OTTI of debt securities and changes the presentation of OTTI in the financial statements.   If the Company intends to sell, or if it is more likely than not that it will be required to sell, an impaired security prior to recovery of its cost basis, the security is to be considered other-than-temporarily impaired and the full amount of impairment must be charged to earnings.  Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories, the portion of loss which is considered credit loss (“credit loss”) and the portion of loss which is due to other factors (“non-credit loss”).  The credit loss portion is charged to earnings, while the non-credit loss is charged to other comprehensive income.  When an unrealized loss on a fixed maturity is considered temporary, the Company continues to record the unrealized loss in other comprehensive income and not in earnings.  This guidance also expands and increases the frequency of existing disclosures about OTTI of debt and equity securities.  The Company adopted the above-noted aspects of FASB ASC Topic 320 on April 1, 2009.  Upon adoption, a cumulative effect adjustment, net of taxes, of $2.6 million was recorded to decrease accumulated other comprehensive income with a corresponding increase to retained earnings (accumulated deficit) for the non-credit component of previously impaired securities that the Company neither intends to sell, nor is it more likely than not that the Company will be required to sell, before recovery of amortized cost.  The enhanced disclosures required by FASB ASC Topic 320 are included in Note 3 of the Company’s consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

accounting pronouncements (continued)

New and Adopted Accounting Pronouncements (continued)

The Company adopted the provisions of FASB ASC Topic 825 which were originally issued in April 2009.  The guidance requires disclosures about the fair value of financial instruments for interim reporting periods of publicly traded companies, as well as in annual financial statements, effective for interim reporting periods ending after June 15, 2009.  The adoption of the above-noted aspects of FASB ASC Topic 825 in the quarter ended June 30, 2009 did not have an impact on the Company’s consolidated financial position or results of operations.  The required disclosures are included in Note 4 of the Company’s consolidated financial statements.

The Company adopted the provisions of FASB ASC Topic 815, “Derivatives and Hedging,” which were issued in March 2008.  This guidance amends and expands disclosures about an entity’s derivative and hedging activities with the intent to provide users of financial statements with an enhanced understanding of (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows.  These aspects of FASB ASC Topic 815 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early adoption encouraged.  The Company adopted this guidance on January 1, 2009.  The required disclosures are included in Note 3 of the Company’s consolidated financial statements.

The Company adopted the provisions of FASB ASC Topic 805, “Business Combinations,” which were issued in December 2007.  This guidance establishes the principles and requirements for how the acquirer in a business combination (a) measures and recognizes the identifiable assets acquired, liabilities assumed, and any noncontrolling interests in the acquired entity, (b) measures and recognizes positive goodwill acquired or a gain from bargain purchase (negative goodwill), and (c) determines the disclosure information that is useful to users of financial statements in evaluating the nature and financial effects of the business combination.  Some of the significant requirements in the accounting guidance on business combinations made by FASB ASC Topic 805 include the following:

➢Most of the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the acquired entity shall be measured at their acquisition-date fair values;

➢Acquisition-related costs incurred by the acquirer shall be expensed in the periods in which the costs are incurred;

➢Goodwill shall be measured as the excess of the consideration transferred, including the fair value of any contingent consideration, plus the fair value of any noncontrolling interest in the acquired entity, over the fair values of the acquired identifiable net assets;

➢Contractual pre-acquisition contingencies are to be recognized at their acquisition date fair values and noncontractual pre-acquisition contingencies are to be recognized at their acquisition date fair values only if it is more likely than not that the contingency gives rise to an asset or liability; and

➢Contingent consideration shall be recognized at the acquisition date.

FASB ASC Topic 805 is effective for, and shall be applied prospectively to, business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with earlier adoption prohibited.  Assets and liabilities that arose from business combinations with acquisition dates prior to the effective date of this guidance shall not be adjusted upon adoption of these elements of FASB ASC Topic 805, with certain exceptions for acquired deferred tax assets and acquired income tax positions.  The Company adopted the above-noted aspects of FASB ASC Topic 805 on January 1, 2009 and will apply this guidance to future business combinations.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

accounting pronouncements (continued)

Accounting Standards Not Yet Adopted

In January 2011, the FASB issued ASU 2011-01, “Receivables (Topic 310): Deferral of the Effective Date of Disclosures about Troubled Debt Restructurings in Update No. 2010-20,” which delays the effective date for the disclosure requirements for public entities related to troubled debt restructurings.  ASU 2011-01 applies to all public-entity creditors that modify financing receivables within the guidance given about troubled debt restructurings in ASU 2010-20. The delay is intended to allow the FASB time to complete its deliberations on the definition of a trouble debt restructuring.  Currently, it is anticipated that the new disclosure requirements for public entities regarding trouble debt restructurings as described in ASU 2010-20 will be effective for interim and annual periods ending after June 15, 2011.

In December 2010, the FASB issued ASU 2010-28 “Intangibles – Goodwill and Other (Topic 350): When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts – a Consensus of the FASB Emerging Issues Task Force.”  The amendments of ASU 2010-28 require reporting units with zero or negative carrying amounts to perform Step 2 of goodwill impairment test if it is more likely than not that a goodwill impairment exists and to consider adverse qualitative factors when performing the impairment test.  The amendments in ASU 2010-28 are effective for interim periods and fiscal years beginning after December 15, 2010.  Early adoption is not permitted.  The Company adopted ASU 2010-28 on January 1, 2011 and does not expect the adoption to have significant impact on the Company’s consolidated financial statements.

In December 2010, the FASB issued ASU 2010-29 “Business Combinations (Topic 805): Disclosure of Supplementary Pro Forma Information for Business Combinations – a Consensus of the FASB Emerging Issues Task Force.”  The amendments of ASU 2010-29 provide guidance to clarify the acquisition date that should be used for reporting the pro forma financial information disclosures when comparative financial statements are presented.  ASU 2010-29 requires a public entity that presents comparative financial statements to disclose revenue and earnings of the combined entity as if the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period.  The amendments also require the supplemental pro forma disclosure to include a description of the nature and amount of material, nonrecurring pro forma adjustments that are directly related to the business combination.  The amendments in ASU 2010-29 are effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010.  The Company adopted ASU 2010-29 on January 1, 2011 and will apply this guidance to future business combinations.

In October 2010, the FASB issued ASU 2010-26 “Financial Services – Insurance (Topic 944): Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts – a Consensus of the FASB Emerging Issues Task Force,” which amends FASB ASC Topic 944 to modify the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts.  The amendments specify that only incremental costs of successful contract acquisition that result directly from and are essential to the contract transactions can be capitalized as deferred acquisition costs.  The incremental direct costs are those costs that would not have been incurred by the insurance entity if the contract transactions did not occur.  The amendments in ASU 2010-26 are effective for interim periods and fiscal years beginning after December 15, 2011.  The Company will adopt ASU 2010-20 on January 1, 2012 and is assessing the impact of this adoption.

In April 2010, the FASB issued ASU 2010-15, “Financial Services – Insurance (Topic 944): How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments – a Consensus of the FASB Emerging Issues Task Force,” to provide guidance regarding accounting for investment funds determined to be VIE. Under this guidance, an insurance entity would not be required to consolidate a voting-interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts. In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer’s evaluation of its controlling interest in a VIE, unless the separate account contract holder is a related party. The guidance is effective, on a retrospective basis, for fiscal years and interim periods within those fiscal years, beginning after December 15, 2010.  The Company adopted ASU 2010-15 on January 1, 2011 and does not expect the adoption to have a significant impact to the Company’s consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

2. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

The Company has significant transactions with affiliates.  Management believes inter-company revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis and these transactions were with unrelated parties.  Below is a summary of transactions with non-consolidated affiliates which are not included in these consolidated financial statements.

Reinsurance Related Agreements

As described in Note 7 of the Company’s consolidated financial statements, the Company has reinsurance agreements with Sun Life Assurance Company of Canada (“SLOC”) and SLHIC.  Reinsurance premiums with related parties are based on market rates.

Capital Transactions

On December 31, 2008, the Company received a capital contribution of $150.0 million from its parent, Sun Life U.S.  The $150.0 million cash contribution was recorded as additional paid-in capital and was made to ensure the Company continues to exceed certain capital requirements, as prescribed by the National Association of Insurance Commissioners (the “NAIC”).  The NAIC has established regulations that provide minimum capitalization requirements based on risk-based capital formulas for life insurance companies, which establishes capital requirements relating to insurance, business, asset and interest rate risks, including equity, interest rate and expense recovery risks associated with variable annuities that contain death benefits or certain living benefits.  The Company did not receive a capital contribution during the years ended December 31, 2010 and 2009.

Administrative Service Agreements and Other

The Company has agreements with Sun Life U.S. under which the Company receives, as requested, certain investment and administrative services on a cost-reimbursement basis.  Expenses under these agreements amounted to approximately $29.3 million, $31.8 million and $35.5 million for the years ended December 31, 2010, 2009 and 2008, respectively.

During the years ended December 31, 2010, 2009 and 2008, the Company paid $3.1 million, $4.2 million and $2.1 million, respectively, in distribution fees to Sun Life Financial Distributors, Inc.

During the years ended December 31, 2010, 2009 and 2008, the Company paid $2.4 million, $1.7 million and 1.6 million, respectively, in investment advisory fees to Sun Capital Advisers LLC, a registered investment adviser.

As part of the SLHIC asset transfer, the Company acquired $31.3 million in certain intangible and other assets, subject to amortization.  These included the value of distribution acquired, VOBA and VOCRA.  As described in Note 1, the value of distribution acquired of $7.5 million is being amortized on a straight-line basis over its projected economic life of 25 years.  The amortization expense for the value of distribution acquired was $0.3 million for the each of the years ended December 31, 2010, 2009 and 2008.

VOBA of $7.6 million was subject to amortization based upon expected premium income over the period from acquisition to the first customer renewal, or approximately two years.  VOBA was fully amortized as of December 31, 2009.  VOCRA of $16.2 million is subject to amortization based upon expected premium income over the projected life of the in-force business acquired, estimated as 20 years.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

2. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (continued)

Administrative Service Agreements and Other (continued)

The Company recorded amortization for VOBA and VOCRA for the years ended December 31 as follows:

	2010	2009	2008

VOBA	$-	$913	$782
VOCRA	1,327	4,063	4,627

At December 31, 2009, the Company determined that the VOCRA asset was impaired and recorded an impairment charge of $2.6 million, included in VOCRA amortization expense.  The impairment charge was allocated to the Group Protection segment.

As described in Note 8, the Company participates in a pension plan and other retirement plans sponsored by an affiliated company, Sun Life Financial (U.S.) Services Company, Inc. (“Sun Life Services”).

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

3. INVESTMENTS

fixed maturity securities

The amortized cost and fair value of fixed maturity securities held at December 31, 2010, were as follows:

			Gross
		Gross	Unrealized
	Amortized	Unrealized	Temporary	OTTI	Fair
Available-for-sale fixed maturity securities	Cost	Gains	Losses	Losses(1)	Value
Non-corporate securities:
Asset-backed securities	$-	$-	$-	$-	$-
Residential mortgage-backed securities	411	43	-	-	454
Commercial mortgage-backed securities	5,499	273	-	-	5,772
U.S. treasury and agency securities	446	60	-	-	506
Total non-corporate securities	6,356	376	-	-	6,732

Corporate securities	237,096	8,396	(1,677)	(3,603)	240,212

Total available-for-sale fixed maturity securities	$243,452	$8,772	$(1,677)	$(3,603)	$246,944

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
Trading fixed maturity securities	Cost	Gains	Losses	Value
Non-corporate securities:
Asset-backed securities	$14,381	$98	$-	$14,479
Residential mortgage-backed securities	77,870	2,792	(929)	79,733
Commercial mortgage-backed securities	7,676	255	(46)	7,885
Foreign government and agency securities	19,011	473	-	19,484
U.S. treasury and agency securities	28,399	99	(626)	27,872
Total non-corporate securities	147,337	3,717	(1,601)	149,453

Corporate securities	1,378,945	48,816	(21,380)	1,406,381

Total trading fixed maturity securities	$1,526,282	$52,533	$(22,981)	$1,555,834

(1)	Represents the pre-tax non-credit OTTI loss recorded as a component of accumulated other comprehensive income (loss) (“AOCI”) for assets still held at the reporting date.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

3. INVESTMENTS (continued)

fixed maturity securities (continued)

The amortized cost and fair value of fixed maturity securities held at December 31, 2009, were as follows:

			Gross
		Gross	Unrealized
	Amortized	Unrealized	Temporary	OTTI	Fair
Available-for-sale fixed maturity securities	Cost	Gains	Losses	Losses(1)	Value
Non-corporate securities:
Residential mortgage-backed securities	$1,201	$50	$-	$-	$1,251
Commercial mortgage-backed securities	5,504	86	-	-	5,590
U.S. treasury and agency securities	3,115	84	-	-	3,199
Total non-corporate securities	9,820	220	-	-	10,040

Corporate securities	159,013	4,459	(5,344)	(4,010)	154,118

Total available-for-sale fixed maturity securities	$168,833	$4,679	$(5,344)	$(4,010)	$164,158

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
Trading fixed maturity securities	Cost	Gains	Losses	Value
Non-corporate securities:
Asset-backed securities	$12,692	$128	$(175)	$12,645
Residential mortgage-backed securities	74,356	1,584	(2,218)	73,722
Commercial mortgage-backed securities	7,005	81	(676)	6,410
Foreign government and agency securities	4,018	355	-	4,373
U.S. treasury and agency securities	226,866	383	(2,350)	224,899
Total non-corporate securities	324,937	2,531	(5,419)	322,049

Corporate securities	1,085,838	34,385	(35,945)	1,084,278

Total trading fixed maturity securities	$1,410,775	$36,916	$(41,364)	$1,406,327

(1)      Represents the pre-tax non-credit OTTI loss recorded as a component of AOCI for assets still held at the reporting date.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

3. INVESTMENTS (continued)

fixed maturity securities (continued)

The amortized cost and estimated fair value by maturity periods for fixed maturity securities held at December 31, 2010 are shown below.  Actual maturities may differ from contractual maturities on structured securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Fair Value
Maturities of available-for-sale fixed maturity securities:
Due in one year or less	$-	$-
Due after one year through five years	4,631	5,143
Due after five years through ten years	13,874	14,414
Due after ten years	219,037	221,161
Subtotal – Available-for-sale fixed maturity securities	237,542	240,718
ABS, RMBS and CMBS securities (1)	5,910	6,226
Total available-for-sale fixed maturity securities	$243,452	$246,944

Maturities of trading fixed maturity securities:
Due in one year or less	$66,124	$66,915
Due after one year through five years	844,029	869,063
Due after five years through ten years	226,657	235,682
Due after ten years	289,545	282,077
Subtotal – Trading fixed maturity securities	1,426,355	1,453,737
ABS, RMBS and CMBS securities (1)	99,927	102,097
Total trading fixed maturity securities	$1,526,282	$1,555,834

(1) ABS, RMBS and CMBS are shown separately in the table as these securities are not due at a single maturity.

Gross gains of $23.6 million, $3.9 million and $0.9 million, and gross losses of $4.0 million, $7.1 million and $20.3 million were realized on the sale of fixed maturity securities for the years ended December 31, 2010, 2009 and 2008, respectively.

Fixed maturity securities with an amortized cost of approximately $0.4 million at both December 31, 2010 and 2009, were on deposit with governmental authorities, as required by law.

As of December 31, 2010 and 2009, 98.2% and 95.9%, respectively, of the Company’s fixed maturity securities were investment grade.  Investment grade securities are those that are rated “BBB” or better by nationally recognized statistical rating organizations.  Securities that are not rated by a nationally recognized statistical rating organization are assigned ratings based on the Company's internally prepared credit evaluations.  During the years ended December 31, 2010, 2009 and 2008, the Company incurred realized losses totaling $0.2 million, $0.2 million and $11.3 million, respectively, for other-than-temporary impairment of value on its available-for-sale fixed maturity securities.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

3. INVESTMENTS (continued)

fixed maturity securities (continued)

Unrealized Losses

The following table shows the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturity securities, which includes temporary unrealized losses and the portion of non-credit OTTI losses recognized in AOCI.  The fair value and gross unrealized losses are aggregated by investment category, number of securities (not in thousands) and length of time that the individual securities had been in an unrealized loss position at December 31, 2010.

	Less than Twelve Months			Twelve Months or More			Total
	No.(1)	Fair Value	Gross Unrealized Losses	No.(1)	Fair Value	Gross Unrealized Losses	No.(1)	Fair Value	Gross Unrealized Losses

Corporate securities	31	$ 77,048	$ (2,046)	14	$ 27,947	$ (3,234)	45	$ 104,995	$ (5,280)
Total	31	$ 77,048	$ (2,046)	14	$ 27,947	$ (3,234)	45	$ 104,995	$ (5,280)

The following table shows the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturity securities, which includes temporary unrealized losses and the portion of non-credit OTTI losses recognized in AOCI.  The fair value and gross unrealized losses are aggregated by investment category, number of securities (not in thousands) and length of time that the individual securities had been in an unrealized loss position at December 31, 2009.

	Less than Twelve Months			Twelve Months or More			Total
	No.(1)	Fair Value	Gross Unrealized Losses	No.(1)	Fair Value	Gross Unrealized Losses	No.(1)	Fair Value	Gross Unrealized Losses

Corporate securities	14	$ 21,466	$ (1,398)	31	$ 53,205	$ (7,956)	45	$ 74,671	$ (9,354)
Total	14	$ 21,466	$ (1,398)	31	$ 53,205	$ (7,956)	45	$ 74,671	$ (9,354)

(1)	These columns present the number of securities in an unrealized loss position at December 31, 2010 and 2009, and are not in thousands.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

3. INVESTMENTS (continued)

other-than-temporary impairment

Beginning on April 1, 2009, the Company presents and discloses OTTI in accordance with FASB ASC Topic 320.  Securities whose fair value is less than their carrying amount are considered to be impaired and are evaluated for potential OTTI.  If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired and the Company records a charge to earnings for the full amount of impairment based on the difference between the current carrying amount and fair value of the security.  Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories:  credit loss and non-credit loss.  The credit loss portion is charged to net realized investment gains (losses) in the consolidated statements of operations, while the non-credit loss is charged to other comprehensive income.  When an unrealized loss on an available-for-sale fixed maturity is considered temporary, the Company continues to record the unrealized loss in other comprehensive income and not in earnings.

To compute the credit loss component of OTTI for corporate bonds on the date of transition (April 1, 2009), both historical default (by rating) data, used as a proxy for the probability of default, and loss given default (by issuer) projections were applied to the par amount of the bond.  For corporate bonds post-transition, the present value of future cash flows using the book yield is used to determine the credit component of OTTI.  If the present value of the cash flow is less than the security’s amortized cost, the difference is recorded as a credit loss.  The difference between the estimates of the credit related loss and the overall OTTI is the non-credit-related component.

As a result of the adoption of FASB ASC Topic 320, a cumulative effect adjustment, net of tax, of $2.6 million was recorded to decrease accumulated other comprehensive income with a corresponding increase to retained earnings (accumulated deficit) for the non-credit loss component of previously impaired securities that the Company neither intends to sell, nor is it more likely than not that the Company will be required to sell, before recovery of amortized cost.

For those securities where the Company does not have the intent to sell and it is not more likely than not that the Company will be required to sell, the Company employs a portfolio monitoring process to identify securities that are other-than-temporarily impaired.  The Company utilizes a Credit Committee, comprised of investment and finance professionals, which meets at least quarterly to review individual issues or issuers that are of concern.  In determining whether a security is other-than-temporarily-impaired, the Credit Committee considers the factors described below.  The process involves a quarterly screening of all impaired securities.

Discrete credit events, such as a ratings downgrade, also are used to identify securities that may be other-than-temporarily impaired.  The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.  In making these evaluations, the Credit Committee exercises considerable judgment.  Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List” – Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis.  No OTTI charge is recorded in the Company’s consolidated statements of operations for unrealized loss on securities related to these issuers.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

3. INVESTMENTS (continued)

other-than-temporary impairment (continued)

“Watch List” – Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter.  A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months.  No OTTI charge is recorded in the Company’s consolidated statements of operations for unrealized losses on securities related to these issuers.

“Impaired List” – This list includes securities that the Company has the intent to sell or more likely than not will be required to sell.  In addition, it includes those securities that management has concluded that the Company’s amortized cost will not be recovered due to expected delays or shortfalls in contractually specified cash flows.  For these investments, an OTTI charge is recorded or the security is sold and a realized loss is recorded as a charge to income.  Credit OTTI losses are recorded in the Company’s consolidated statement of operations and non-credit OTTI losses are recorded in other comprehensive income.

Structured securities, those rated single A or below in particular, are subject to certain provisions in FASB ASC Topic 325, “Investments–Other.”  These provisions require the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that the fair value is less than the carrying amount and there has been an adverse change in the expected cash flows (as measured by comparing the original expected cash flows to the current expectation of cash flows, both discounted at the current effective rate), then an impairment charge is recorded to income.  Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.  Losses incurred on the respective portfolios are based on expected loss models, not incurred loss models.  Expected cash flows include assumptions about key systematic risks and loan-specific information.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI.  These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching and greater than expected liquidity needs.  All of these factors could impact management’s evaluation of securities for OTTI.

For securities that are assessed to have incurred a credit loss, the amount of credit loss is calculated based upon the cash flows that the Company expects to collect given an assessment of the relevant facts and circumstances for the issuer and specific bond issue.  Such factors include the financial condition, credit quality, and the near-term prospects of the issuer, as well as the issuer's relative liquidity, among other factors.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

3. INVESTMENTS (continued)

other-than-temporary impairment (continued)

The Company recorded credit OTTI losses in its consolidated statement of operations totaling $0.2 million for the years ended December 31, 2010 and 2009, on its available-for-sale fixed maturity securities.  The OTTI credit-related losses recorded during the year ended December 31, 2010 were concentrated in the corporate debt of a foreign issuer.  The impairment was driven primarily by the adverse financial condition of the foreign issuer.  OTTI credit-related losses recorded during the year ended December 31, 2009 were concentrated in corporate debt of financial institutions.  These impairments were driven primarily by the adverse financial conditions of the issuers.

The following tables roll forward the amount of credit losses recognized in earnings on available-for-sale debt securities, for which a portion of the OTTI also was recognized in other comprehensive income:

Year Ended December 31, 2010

Beginning balance, at January 1, 2010	$2,425
Add: Credit losses on OTTI not previously recognized	150
Less: Credit losses on securities sold	(346)
Less: Credit losses on securities impaired due to intent to sell	-
Add: Credit losses on previously impaired securities	-
Less: Increases in cash flows expected on previously impaired securities	(225)
Ending balance, at December 31, 2010	$2,004

Nine-month Period Ended December 31, 2009

Beginning balance, at April 1, 2009, prior to the adoption of FASB ASC Topic 320	$-
Add: Credit losses remaining in retained earnings (accumulated deficit) related to the adoption of FASB ASC Topic 320	7,316
Add: Credit losses on OTTI not previously recognized	181
Less: Credit losses on securities sold	(5,068)
Less: Credit losses on securities impaired due to intent to sell	-
Add: Credit losses on previously impaired securities	-
Less: Increases in cash flows expected on previously impaired securities	(4)
Ending balance, at December 31, 2009	$2,425

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

3. INVESTMENTS (continued)

mortgage loans

The Company invests in commercial first mortgage loans throughout the United States.  Investments are diversified by property type and geographic area.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

The carrying value of mortgage loans, net of applicable allowances, was $176.5 million and $161.5 million at December 31, 2010 and 2009, respectively.

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan.  The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent.  A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan.  The specific allowance for loan loss was $4.1 million and $1.0 million at December 31, 2010 and 2009, respectively.  A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions.  The general allowance for loan loss was $2.7 million and $1.8 million at December 31, 2010 and 2009, respectively.  While management believes that it uses the best information available to establish the allowance, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

The following tables set forth the distribution of the Company’s mortgage loans by credit quality and the allowance for loan loss at December 31:

	Gross Carrying Value
	2010	2009

Past due:
Between 30 and 59 days	$-	$500
Between 60 and 89 days	6,776	1,426
90 days or more	-	-
Total past due	6,776	1,926
Current (1)	176,519	162,382
Balance, at December 31	$183,295	$164,308
Past due more than 90 days with total accrued interest	$-	$-

	Allowance for Loan Loss
	2010	2009

General allowance	$2,712	$1,800
Specific allowance	4,065	1,010
Total	$6,777	$2,810

(1) Included in the $176.5 million and $162.4 million of the Company’s mortgage loans in current status at December 31, 2010 and 2009, are $5.0 million and $4.1 million, respectively, of mortgage loans that are impaired but not past due.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

3. INVESTMENTS (continued)

mortgage loans (continued)

The Company individually evaluates all its mortgage loans for impairment and records a specific provision for those deemed impaired.  The Company also collectively evaluates most of its mortgage loans (excluding those for which a specific allowance was recorded) for impairment.  At December 31, 2010, the Company individually and collectively evaluated loans with a gross carrying value of $183.3 million and $173.8 million, respectively.

The credit quality indicator for the Company’s mortgage loans is an internal risk rated measure based on the borrowers’ ability to pay and the value of the underlying collateral.  The internal risk rating is related to an increasing likelihood of loss, with a low quality rating representing the category in which a loss is first expected.  The following table shows the gross carrying value of the Company’s mortgage loans disaggregated by credit quality indicator at December 31, 2010.

2010
Insured	$ -
High	35,111
Standard	83,425
Satisfactory	20,183
Low quality	44,576
Total	$ 183,295

The following table shows the gross carrying value of impaired mortgage loans and related allowances at December 31, 2010:

	With no allowance recorded	With an allowance recorded	Total
Gross carrying value	$ 2,253	$ 9,482	$ 11,735
Unpaid principal balance	2,252	9,598	11,850
Related allowance	-	4,065	4,065
Average recorded investment	2,257	5,423	7,680
Interest income recognized	$ 147	$ -	$ 147

Included in the $11.7 million and $5.6 million of impaired mortgage loans at December 31, 2010 and 2009, are $2.3 million and $2.3 million, respectively, of impaired loans that did not have an allowance for loan loss because the fair value of the collateral or the expected future cash flows exceed the carrying value of the loans.

The average investment in impaired mortgage loans before an allowance for loan loss, the related interest income and cash receipts for interest on impaired mortgage loans were as follows, for the years ended December 31:

	2010	2009	2008

Average investment	$7,680	$2,779	$-
Interest income	$147	$14	$-
Cash receipts on interest	$147	$14	$-

The gross carrying value of the Company’s mortgage loans on nonaccrual status was $9.5 million at December 31, 2010.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

3. INVESTMENTS (continued)

The activity in the allowance for mortgage loan loss was as follows:

	2010	2009	2008

Balance at January 1	$2,810	$-	$236
Provisions for allowance	5,090	2,810	-
Charge-offs	(939)	-	-
Recoveries	(184)	-	(236)
Balance at December 31	$6,777	$2,810	$-

Mortgage loans comprised the following property types and geographic regions at December 31:

Property type:	2010	2009
Office building	$46,121	$46,302
Retail	79,585	66,995
Industrial/warehouse	33,875	30,088
Other	23,714	20,923
Allowance for loan loss	(6,777)	(2,810)

Total	$176,518	$161,498

Geographic region:	2010	2009
California	$11,487	$10,269
Colorado	9,020	9,422
Florida	13,269	14,775
Georgia	7,297	7,746
Indiana	6,083	6,482
Maryland	8,709	9,156
New York	22,229	15,826
Ohio	17,449	12,442
Pennsylvania	9,772	8,157
Texas	27,424	27,613
Other (1)	50,556	42,420
Allowance for loan loss	(6,777)	(2,810)
Total	$176,518	$161,498

(1)	Includes the combined subtotal of states in which the value of the Company’s mortgage loans were below $7 million at December 31, 2010 and 2009, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

mortgage loans (continued)

At December 31, 2010, scheduled mortgage loan maturities were as follows:

2011	$5,886
2012	2,766
2013	26,879
2014	12,527
2015	27,806
Thereafter	103,366
General allowance	(2,712)
Total	$176,518

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties, and loans may be refinanced.

The Company has made funding commitments of mortgage loans on real estate and other loans into the future.  The outstanding funding commitments for these mortgages amount to $0.6 million at December 31, 2010.  The Company had no funding commitments on mortgage loans at December 31, 2009.

securities lending

The Company had participated in a securities lending program to generate additional income, whereby certain fixed maturity securities were loaned for a specified period of time from the Company’s portfolio to qualifying third parties, via a lending agent.  Borrowers of these securities provided collateral of 102% of the market value of the loaned securities.  The Company generally accepted cash as the only form of collateral.  Under the terms of the securities lending program, the lending agent indemnified the Company against borrower defaults. As of December 31, 2009, the Company no longer participated in a securities lending program.

The Company earned income from the reinvestment of the cash collateral.  The Company recorded pre-tax income, net of lending fees, of less than $0.1 million and $0.2 million for the years ended December 31, 2009 and 2008, respectively, which was included in net investment income (loss) in the Company’s consolidated statements of operations.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

3. INVESTMENTS (continued)

derivative instruments

The Company performs a quarterly analysis of its new contracts, agreements and financial instruments for embedded derivatives. No embedded derivatives require bifurcation from financial assets.  However, the Company issues certain annuity contracts and enters into reinsurance agreements that contain derivative instruments that are embedded in these contracts.  Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract or reinsurance agreement) and is carried at fair value.  See Note 7 for further information regarding derivatives embedded in reinsurance contracts; see Note 11 for further information regarding derivatives embedded in annuity contracts.

Embedded derivatives related to reinsurance agreements and annuity contracts are carried at fair value in contractholder deposit funds and other policy liabilities in the Company’s consolidated balance sheets.  At December 31, 2010 and 2009, the fair value of the Company’s embedded derivatives increased (decreased) contractholder deposit funds and other policy liabilities as follows:

	2010	2009
Embedded in reinsurance contracts	$3,167	$(686)
Embedded in annuity contracts	(2,896)	13,638

For the years ended December 2010, 2009 and 2008, net gains (losses) for these embedded derivatives were $12.6 million, $22.7 million and $(32.1) million, respectively.

4. FAIR VALUE MEASUREMENT

On January 1, 2008, the Company adopted FASB ASC Topic 820, which defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  In determining fair value, the Company uses various methods including market, income and cost approaches.  The Company utilizes valuation techniques that maximize the use of observable inputs and minimizes the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

On April 1, 2009, the FASB issued additional guidance on estimating fair value when the volume and level of activity for the asset or liability have significantly decreased, as well as guidance on identifying circumstances that indicate a transaction is not orderly.  The Company reviewed its pricing sources and methodologies and has concluded that its various pricing sources and methodologies are in compliance with this guidance.  During the year ended December 31, 2010, there were no changes to these valuation techniques and the related inputs.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. FAIR VALUE MEASUREMENT (continued)

Financial assets and liabilities recorded at fair value in the Company’s consolidated balance sheets are categorized as follows:

Level 1

•	Unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities, and investments in publicly-traded mutual funds with quoted market prices.

Level 2

•	Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets,

b)	Quoted prices for identical or similar assets or liabilities in non-active markets,

c)	Inputs other than quoted market prices that are observable, and

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith and credit of the Government, municipal bonds, structured notes and certain ABS, RMBS, CMBS, certain corporate debt, certain private equity investments, and derivatives embedded in reinsurance contracts.

Level 3

•
Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.  They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset or liability.

Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS, CMBS, certain corporate debt, certain private equity investments, certain mutual fund holdings and derivatives embedded in annuity contracts.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. FAIR VALUE MEASUREMENT (continued)

Fair Value Hierarchy

The following table presents the Company's categories for its assets measured at fair value on a recurring basis as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale fixed maturity securities:
Asset-backed securities	$-	$-	$-	$-
Residential mortgage-backed securities	-	454	-	454
Commercial mortgage-backed securities	-	5,772	-	5,772
Foreign government & agency securities	-	-	-	-
U.S. states and political subdivisions securities	-	-	-	-
U.S. treasury and agency securities	506	-	-	506
Corporate securities	-	239,686	526	240,212
Total available-for-sale fixed maturity securities	506	245,912	526	246,944

Trading fixed maturity securities:
Asset-backed securities	-	14,479	-	14,479
Residential mortgage-backed securities	-	79,733	-	79,733
Commercial mortgage-backed securities	-	7,885	-	7,885
Foreign government & agency securities	-	19,484	-	19,484
U.S. states and political subdivisions securities	-	-	-	-
U.S. treasury and agency securities	19,289	8,583	-	27,872
Corporate securities	-	1,399,520	6,861	1,406,381
Total trading fixed maturity securities	19,289	1,529,684	6,861	1,555,834

Other invested assets	1,091	3,822	2,897	7,810
Short-term investments	18,994	-	-	18,994
Cash and cash equivalents	72,978	-	-	72,978
Total investments and cash	112,858	1,779,418	10,284	1,902,560

Separate account assets:
Mutual fund investments	1,248,015	-	-	1,248,015
Equity investments	-	-	-	-
Fixed income investments	-	-	-	-
Alternative investments	1	-	18,564	18,565
Other investments	-	-	-	-
Total separate account assets (1) (2)	1,248,016	-	18,564	1,266,580

Total assets measured at fair value on a recurring basis	$1,360,874	$1,779,418	$28,848	$3,169,140

(1)	Pursuant to the conditions set forth in FASB ASC Topic 944, the value of separate account liabilities is set to equal the fair value of the separate account assets.
(2)	Excludes $1.1 million, primarily related to investments purchased payable, net of investments sold receivable, that are not subject to FASB ASC Topic 820.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. FAIR VALUE MEASUREMENT (continued)

Fair Value Hierarchy (continued)

The following table presents the Company's categories for its liabilities measured at fair value on a recurring basis as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Liabilities
Other policy liabilities:
Guaranteed minimum withdrawal benefit liability	$-	$-	$(1,789)	$(1,789)
Guaranteed minimum accumulation benefit liability	-	-	(1,107)	(1,107)
Derivatives embedded in reinsurance contracts	-	3,167	-	3,167
Total other policy liabilities	-	3,167	(2,896)	271

Other liabilities:
Bank overdrafts	16,066	-	-	16,066

Total liabilities measured at fair value on a recurring basis	$16,066	$3,167	$(2,896)	$16,337

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. FAIR VALUE MEASUREMENT (continued)

The following table presents the Company's categories for its assets measured at fair value on a recurring basis as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale fixed maturity securities:
Asset-backed securities	$-	$-	$-	$-
Residential mortgage-backed securities	-	1,251	-	1,251
Commercial mortgage-backed securities	-	5,590	-	5,590
Foreign government & agency securities	-	-	-	-
U.S. states and political subdivisions securities	-	-	-	-
U.S. treasury and agency securities	3,199	-	-	3,199
Corporate securities	-	151,320	2,798	154,118
Total available-for-sale fixed maturity securities	3,199	158,161	2,798	164,158

Trading fixed maturity securities:
Asset-backed securities	-	2,820	9,825	12,645
Residential mortgage-backed securities	-	73,722	-	73,722
Commercial mortgage-backed securities	-	6,410	-	6,410
Foreign government & agency securities	-	4,373	-	4,373
U.S. states and political subdivisions securities	-	-	-	-
U.S. treasury and agency securities	216,615	8,284	-	224,899
Corporate securities	-	1,066,243	18,035	1,084,278
Total trading fixed maturity securities	216,615	1,161,852	27,860	1,406,327

Other invested assets	468	23	-	491
Short-term investments	58,991	-	-	58,991
Cash and cash equivalents	175,322	-	-	175,322
Total investments and cash	454,595	1,320,036	30,658	1,805,289

Other assets:
Separate account assets (1) (2)	983,228	-	7,641	990,869

Total assets measured at fair value on a recurring basis	$1,437,823	$1,320,036	$38,299	$2,796,158

(1)	Pursuant to the conditions set forth in FASB ASC Topic 944, the value of separate account liabilities is set to equal the fair value of the separate account assets.
(2)	Excludes $0.9 million, primarily related to investments purchased payable, net of investments sold receivable, that are not subject to FASB ASC Topic 820.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. FAIR VALUE MEASUREMENT (continued)

Fair Value Hierarchy (continued)

The following table presents the Company's categories for its liabilities measured at fair value on a recurring basis as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Liabilities
Other policy liabilities:
Guaranteed minimum withdrawal benefit liability	$-	$-	$6,570	$6,570
Guaranteed minimum accumulation benefit liability	-	-	7,068	7,068
Derivatives embedded in reinsurance contracts	-	(686)	-	(686)
Total other policy liabilities	-	(686)	13,638	12,952

Other liabilities:
Bank overdrafts	8,479	-	-	8,479

Total liabilities measured at fair value on a recurring basis	$8,479	$(686)	$13,638	$21,431

Assets Measured at Fair Value on a Nonrecurring Basis

The following table presents the Company’s categories for its assets measured at fair value on a nonrecurring basis as of December 31, 2009:

	Level 1	Level 2	Level 3	Total Fair Value	Total Gains (Losses)
Asset
VOCRA	$-	$-	$5,766	$5,766	$(2,600)

At December 31, 2009, the Company determined that the VOCRA asset was impaired and recorded an impairment charge of $2.6 million.  The impairment charge was allocated to the Group Protection segment.  The fair value of VOCRA was calculated as the sum of the undiscounted cash flows the Company expects to realize, based on the segment’s anticipated long-term profit margins.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. FAIR VALUE MEASUREMENT (continued)

Fair Value Hierarchy (continued)

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments that are measured at fair value on a recurring basis are summarized below:

Fixed maturity securities:  The Company determines the fair value of its publicly traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models.  Prices are first sought from third-party pricing services; the remaining unpriced securities are priced using one of the remaining two methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model or independent broker quotations.  ABS and RMBS are priced using models and independent broker quotations.  CMBS securities are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using models which take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately-placed fixed maturity securities are also priced using market prices or broker quotes.

Other invested assets:  This financial instrument primarily consists of equity securities. The fair value of the Company’s equity securities is first based on quoted market prices.  Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price the equity securities for which the quoted market price is not available.

Cash, cash equivalents and short-term investments:  The carrying value for cash, cash equivalents and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Separate accounts, assets and liabilities:  The estimated fair value of assets held in separate accounts is based on quoted market prices.  The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

Other policy liabilities:  The fair values of S&P 500 Index and other equity-linked embedded derivatives are produced using standard derivative valuation techniques.  GMAB or GMWB are considered to be derivatives under FASB ASC Topic 815 and are included in contractholder deposit funds and other policy liabilities in the Company’s consolidated balance sheets.  Consistent with the provisions of FASB ASC Topic 820, the Company incorporates risk margins and the Company’s own credit standing, as well as changes in assumptions regarding policyholder behavior, in the calculation of the fair value of embedded derivatives.

Other liabilities:  This financial instrument consists of issued checks and transmitted wires that have not been cashed and processed in the Company’s bank accounts as of the end of the reporting period.  The fair value of other liabilities is consistent with the method used in calculating the fair value of cash and cash equivalents, as described above.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. FAIR VALUE MEASUREMENT (continued)

The following table shows a reconciliation of the beginning and ending balances for assets which are categorized as Level 3 for the year ended December 31, 2010:

Assets	Beginning balance	Total realized and unrealized gains (losses)		Purchases, issuances, sales and settlements (net)	Transfers in and/or (out) of level 3 (2)	Ending balance		Change in unrealized gains (losses) included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income
Available-for-sale fixed maturity securities:
Asset-backed securities	$-	$-	$-	$-	$-		$-	$-
Residential mortgage-backed securities	-	-	-	-	-		-	-
Commercial mortgage-backed securities	-	-	-	-	-		-	-
Foreign government & agency securities	-	-	-	-	-		-	-
U.S. States and political subdivisions securities	-	-	-	-	-		-	-
U.S. treasury and agency securities	-	-	-	-	-		-	-
Corporate securities	2,798	(22)	-	(2,250)	-		526	-
Total available-for-sale fixed maturity securities	2,798	(22)	-	(2,250)	-		526	-

Trading fixed maturity securities:
Asset-backed securities	9,825	175	-	(10,000)	-		-	-
Residential mortgage-backed securities	-	-	-	-	-		-	-
Commercial mortgage-backed securities	-	-	-	-	-		-	-
Foreign government & agency securities	-	-	-	-	-		-	-
U.S. states and political subdivisions securities	-	-	-	-	-		-	-
U.S. treasury and agency securities	-	-	-	-	-		-	-
Corporate securities	18,035	293	-	(2,773)	(8,694)		6,861	280
Total trading fixed maturity securities	27,860	468	-	(12,773)	(8,694)		6,861	280

Other invested assets	-	(25)	300	2,622	-		2,897	(25)
Cash and cash equivalents	-	-	-	-	-	*	-	-
Total investments and cash	30,658	421	300	(12,401)	(8,694)		10,284	255

Separate account assets:
Mutual fund investments	-	-	-	-	-		-	-
Equity investments	-	-	-	-	-		-	-
Fixed income investments	-	-	-	-	-		-	-
Alternative investments	7,641	232	-	10,691	-		18,564	260
Other investments	-	-	-	-	-		-	-
Total separate account assets (1)	7,641	232	-	10,691	-		18,564	260

Total assets measured at fair value on a recurring basis	$38,299	$653	$300	$(1,710)	$(8,694)		$28,848	$515
(1)
The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities which results in a net zero impact on net income for the Company.

(2)	Transfers in and/or (out) of Level 3 during the year ended December 31, 2010 are primarily attributable to changes in the observability of inputs used to price the securities.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. FAIR VALUE MEASUREMENT (continued)

The following table shows a reconciliation of the beginning and ending balances for liabilities which are categorized as Level 3 for the year ended December 31, 2010:

	Beginning balance	Total realized and unrealized (gains)		Purchases, issuances, sales and settlements (net)	Transfers in and/or (out) of level 3	Ending balance	Change in unrealized (gains) included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income
Liabilities
Other policy liabilities:
Guaranteed minimum withdrawal benefit liability	$6,570	$(17,092)	$-	$8,733	$-	$(1,789)	$(16,799)
Guaranteed minimum accumulation benefit liability	7,068	(11,155)	-	2,980	-	(1,107)	(10,938)
Derivatives embedded in reinsurance contracts	-	-	-	-	-	-	-
Total other policy liabilities	13,638	(28,247)	-	11,713	-	(2,896)	(27,737)

Other liabilities:
Bank overdrafts	-	-	-	-	-	-	-

Total liabilities measured at fair value on a recurring basis	$13,638	$(28,247)	$-	$11,713	$-	$(2,896)	$(27,737)

Gains and losses related to Level 3 assets and liabilities, included in the Company’s consolidated statements of operations for the year ended December 31, 2010, are reported as follows:

	Total gains (losses) included in earnings	Change in unrealized gains related to assets and liabilities still held at the reporting date
Net investment income	$443	$255
Net derivative income	28,247	27,737
Net realized investment losses, excluding impairment losses on available-for-sale securities	(22)	-
Net income	$28,668	$27,992

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. FAIR VALUE MEASUREMENT (continued)

The following table shows a reconciliation of the beginning and ending balances for assets which are categorized as Level 3 for the year ended December 31, 2009:

Assets	Beginning balance	Total realized and unrealized gains (losses)		Purchases, issuances, sales and settlements (net)	Transfers in and/or (out) of level 3 (2)	Ending balance	Change in unrealized gains included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income
Available-for-sale fixed maturity securities
Asset-backed securities	$-	$-	$-	$-	$-	$-	$-
Residential mortgage-backed securities	-	-	-	-	-	-	-
Commercial mortgage-backed securities	-	-	-	-	-	-	-
Foreign government & agency securities	-	-	-	-	-	-	-
U.S. States and political subdivisions securities	-	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	2,374	(123)	720	(173)	-	2,798	-
Total available-for-sale fixed maturity securities	2,374	(123)	720	(173)	-	2,798	-

Trading fixed maturity securities
Asset-backed securities	8,500	1,325	-	-	-	9,825	1,325
Residential mortgage-backed securities	-	-	-	-	-	-	-
Commercial mortgage-backed securities	-	-	-	-	-	-	-
Foreign government & agency securities	-	-	-	-	-	-	-
U.S. states and political subdivisions securities	-	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	10,752	4,408	-	(218)	3,093	18,035	5,855
Total trading fixed maturity securities	19,252	5,733	-	(218)	3,093	27,860	7,180

Other invested assets	-	-	-	-	-	-	-
Cash and cash equivalents	-	-	-	-	-	-	-
Total investments and cash	21,626	5,610	720	(391)	3,093	30,658	7,180

Other assets
Separate account assets (1)	4,970	22	-	2,649	-	7,641	312

Total assets measured at fair value on a recurring basis	$26,596	$5,632	$720	$2,258	$3,093	$38,299	$7,492

(1)
The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities which results in a net zero impact on net income for the Company.

(2)	Transfers in and/or (out) of Level 3 during the year ended December 31, 2009 are primarily attributable to changes in the observability of inputs used to price the securities.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. FAIR VALUE MEASUREMENT (continued)

The following table shows a reconciliation of the beginning and ending balances for liabilities which are categorized as Level 3 for the year ended December 31, 2009:

	Beginning balance	Total realized and unrealized (gains)		Purchases, issuances, sales and settlements (net)	Transfers in and/or (out) of level 3	Ending balance	Change in unrealized (gains) included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income
Liabilities
Other policy liabilities
Guaranteed minimum withdrawal benefit liability	$10,555	$(7,429)	$-	$3,444	$-	$6,570	$(7,022)
Guaranteed minimum accumulation benefit liability	37,096	(32,649)	-	2,621	-	7,068	(31,933)
Derivatives embedded in reinsurance contracts	-	-	-	-	-	-	-
Total other policy liabilities	47,651	(40,078)	-	6,065	-	13,638	(38,955)

Other liabilities
Bank overdrafts	-	-	-	-	-	-	-

Total liabilities measured at fair value on a recurring basis	$47,651	$(40,078)	$-	$6,065	$-	$13,638	$(38,955)

Gains and losses related to Level 3 assets and liabilities, included in the Company’s consolidated statements of operations for the year ended December 31, 2009, are reported as follows:

	Total gains (losses) included in earnings	Change in unrealized gains related to assets and liabilities still held at the reporting date
Net investment income	$5,733	$7,180
Net derivative income	40,078	38,955
Net realized investment losses, excluding impairment losses on available-for-sale securities	(123)	-
Net income	$45,688	$46,135

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. FAIR VALUE MEASUREMENT (continued)

The Company determines transfers between levels based on the fair value of each security as of the beginning of the reporting period.

During the year ended December 31, 2010, the Company transferred the following assets into (out of) Levels 1, 2 and 3:

	Level 1 Transfers		Level 2 Transfers		Level 3 Transfers
	Into	(Out of)	Into	(Out of)	Into	(Out of)
Assets
Available-for-sale fixed maturity securities:
Asset-backed securities	$ -	$ -	$ -	$ -	$ -	$ -
Residential mortgage-backed securities	-	-	-	-	-	-
Commercial mortgage-backed securities	-	-	-	-	-	-
Foreign government & agency securities	-	-	-	-	-	-
U.S. states and political subdivisions securities	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-
Corporate securities	-	-	-	-	-	-
Total available-for-sale fixed maturity securities	-	-	-	-	-	-

Trading fixed maturity securities:	-	-	-	-	-	-
Asset-backed securities	-	-	-	-	-	-
Residential mortgage-backed securities	-	-	-	-	-	-
Commercial mortgage-backed securities	-	-	-	-	-	-
Foreign government & agency securities	-	-	-	-	-	-
U.S. states and political subdivisions securities	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-
Corporate securities	-	-	9,873	(1,179)	1,179	(9,873)
Total trading fixed maturity securities	-	-	9,873	(1,179)	1,179	(9,873)

Separate account assets:	-	-	-	-	-	-
Mutual fund investments	-	-	-	-	-	-
Equity investments	-	-	-	-	-	-
Fixed income investments	-	-	-	-	-	-
Alternative investments	-	-	-	-	-	-
Other investments	-	-	-	-	-	-
Total separate account assets	-	-	-	-	-	-

Total assets measured at fair value on a recurring basis	$ -	$ -	$ 9,873	$ (1,179)	$ 1,179	$ (9,873)

The Company did not change the categorization of its financial instruments during the year ended December 31, 2010.  The transfers into (out of) Level 2 and Level 3 were primarily due to changes in the level of observability of inputs used to price these securities.

 SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. FAIR VALUE MEASUREMENT (continued)

Financial Instruments Not Carried at Fair Value

FASB ASC Topic 825 “Financial Instruments” requires disclosure of the fair value of certain financial instruments including those that are not carried at fair value.  FASB ASC Topic 825 also excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements.  The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items.  Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company.  Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the Company’s financial instruments whose carrying amounts and estimated fair values may differ, at December 31:

	2010		2009
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Mortgage loans	$ 176,518	$ 187,286	$ 161,498	$ 165,732
Policy loans	1,217	1,454	270	309

Financial liabilities:
Contractholder deposit funds and other policy liabilities	1,436,427	1,414,983	1,490,219	1,458,243

The following methods and assumptions were used by the Company in determining the estimated fair value of the above financial instruments:

Interest receivable on the above financial instruments is stated at carrying value which approximates fair value.

Mortgage loans:  The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Policy loans:  The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Contractholder deposit funds and other policy liabilities:  The fair values of the Company’s general account insurance reserves and contractholder deposits under investment-type contracts (e.g., insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.  The fair values of other deposits with future maturity dates are estimated using discounted cash flows.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. NET REALIZED INVESTMENT GAINS (LOSSES)

The Company’s net realized investment gains (losses) on available-for-sale fixed maturity securities and other investments, excluding OTTI losses on fixed maturity securities, consisted of the following for the years ended December 31:

	2010	2009	2008

Fixed maturity securities	$5,795	$(26)	$86
Mortgage loans	(4,906)	(2,810)	236
Other invested assets	(287)	17	18
Sales of previously impaired assets	225	4	-
Net realized investment gains (losses)	$827	$(2,815)	$340

6. NET INVESTMENT INCOME (LOSS)

The Company’s net investment income (loss) consisted of the following for the years ended December 31:

	2010	2009	2008

Trading fixed maturity securities: Interest and other income	$73,470	$64,161	$68,096
Change in fair value and net realized gains (losses)	47,634	163,522	(185,548)
Mortgage loans	10,679	10,536	10,712
Ceded under reinsurance agreements	(10,800)	(3,682)	(4,451)
Other	(463)	408	285
Gross investment income (loss)	120,520	234,945	(110,906)
Less: Investment expenses	2,382	1,729	1,602
Net investment income (loss)	$118,138	$233,216	$(112,508)

Ceded investment income on funds-withheld reinsurance portfolios is included as a component of net investment income and is accounted for consistent with the policies discussed in Note 1 of the Company’s consolidated financial statements.  The ceded investment income relates to the funds-withheld reinsurance agreement between the Company and SLOC and is further discussed in Note 7 of the Company’s consolidated financial statements.

 SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

7. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to its policyholders.  The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement.  To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.  Management believes that any liability from this contingency is unlikely.

The effects of the Company’s reinsurance agreements in the consolidated statements of operations were as follows:

	For the Years Ended December 31,
	2010	2009	2008

Premiums and annuity considerations:
Direct	$78,189	$71,971	$51,585
Assumed	47,616	52,856	63,365
Ceded	(6,310)	(4,955)	(3,879)
Net premiums and annuity considerations	$119,495	$119,872	$111,071

Net investment income (loss):
Direct	$128,938	$236,898	$(108,058)
Assumed	-	-	-
Ceded	(10,800)	(3,682)	(4,450)
Net investment income (loss)	$118,138	$233,216	$(112,508)

Fee and other income:
Direct	$43,402	$29,486	$27,074
Assumed	-	-	-
Ceded	(23,969)	(24,383)	(17,393)
Net fee and other income	$19,433	$5,103	$9,681

Interest credited:
Direct	$62,367	$51,344	$48,063
Assumed	92	24	-
Ceded	(4,535)	(3,513)	(2,934)
Net interest credited	$57,924	$47,855	$45,129

Policyowner benefits:
Direct	$76,776	$58,962	$42,599
Assumed	26,189	38,313	42,662
Ceded	(25,375)	(19,044)	(4,472)
Net policyowner benefits	$77,590	$78,231	$80,789

Other operating expenses:
Direct	$45,167	$46,365	$47,728
Assumed	4,958	5,983	6,104
Ceded	(9,732)	(9,235)	(8,991)
Net other operating expenses	$40,393	$43,113	$44,841

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

7. REINSURANCE (continued)

A brief discussion on the Company’s significant reinsurance agreements in the Individual and Group Protection segments follows.  Refer to Note 14 for additional information on the Company’s business segments.

Individual Protection Segment

The Company has a funds-withheld reinsurance agreement with SLOC, under which SLOC funds a portion of the statutory reserves required by New York Regulation 147, which is substantially similar to Actuarial Guideline 38 (“AXXX reserves”), as adopted by the NAIC, attributable to certain individual universal life (“UL”) policies sold by the Company.  Under the agreement, the Company ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis, the risk associated with these UL policies.

Pursuant to this agreement, the Company held the following assets and liabilities at December 31:

	2010	2009
Assets Reinsurance receivable	$133,088	$103,802

Liabilities Contractholder deposit funds and other policy liabilities	104,795	84,606
Future contract and policy benefits	21,662	10,518
Reinsurance payable	225,387	182,000

Reinsurance payable includes a funds-withheld liability of $172.8 million and $128.4 million at December 31, 2010 and 2009, respectively; and a deferred gain of $52.6 million and $50.3 million at December 31, 2010 and 2009, respectively.  The funds-withheld assets comprised of trading fixed maturity securities and mortgage loans are being managed by the Company.  The funds-withheld coinsurance agreement gives rise to an embedded derivative which is required to be separated from the host reinsurance contract.  The fair value of the embedded derivative increased (decreased) contractholder deposit funds and other policy liabilities by $3.2 million and $(0.7) million at December 31, 2010 and 2009, respectively.

The change in the fair value of this embedded derivative (decreased) increased derivative income by $(3.9) million, $(11.3) million, and $12.0 million for the years ended December 31, 2010, 2009 and 2008, respectively.  In addition, the activities related to the reinsurance agreement have decreased revenues by $31.0 million, $29.0 million and $9.7 million, and decreased expenses by $28.0 million, $20.9 million and $11.5 million for the years ended December 31, 2010, 2009 and 2008, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

7. REINSURANCE (continued)

Group Protection Segment

The Company has an agreement with an unrelated company whereby the unrelated company reinsures the mortality risks of the Company’s group life contracts.  Under this agreement, certain group life mortality benefits are reinsured on a yearly- renewable term basis.  The agreement provides that the unrelated company will reinsure amounts in excess of $0.7 million per claim for group life contracts and $0.3 million per claim for group accidental death and dismemberment contracts ceded by the Company.

The Company has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of the Company’s group stop loss contracts.  Under this agreement, certain stop loss benefits are reinsured on a yearly-renewable term basis.  The agreement provides that the unrelated company will reinsure specific claims for amounts in excess of $2.0 million per claim for stop loss contracts ceded by the Company.

The Company has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of the Company’s group long-term disability contracts.  Under this agreement, certain long-term disability benefits are reinsured on a yearly-renewable term basis.  The agreement provides that the unrelated company will reinsure amounts in excess of $10 thousand per claim per month for long-term disability contracts ceded by the Company.

The Company has an agreement with an unrelated company whereby the unrelated company reinsures 100% of the risks on a quota share basis for certain specific group life and disability policies.

The SLHIC asset transfer includes a 100% coinsurance agreement for all existing and future new business issued in New York, a renewal rights agreement under which the Company has exclusive rights to renew in-force business assumed under the reinsurance agreement and an administrative service agreement under which the Company has agreed to assume direct responsibility for all sales and administration of existing and new business issued in New York.  These agreements have allowed the Company to expand its product offerings to include group dental insurance.

Pursuant to this agreement, the Group Protection segment held policyholder liabilities of $28.6 million and $30.3 million at December 31, 2010 and 2009, respectively.  In addition, the activities related to the reinsurance agreement have increased revenues in the Group Protection Segment by $47.6 million, $52.9 million and $63.4 million for the years ended December 31, 2010, 2009 and 2008, respectively, and have increased expenses by $31.2 million, $44.3 million and $49.3 million for the years ended December 31, 2010, 2009 and 2008, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

8. RETIREMENT PLANS

Effective as of the close of business on December 31, 2009, the sponsorship of the Company’s retirement plans was changed from Sun Life U.S. to Sun Life Services.  The change in sponsorship did not materially change the provisions of the related retirement plans.

Pension Plan

The Company participates in a non-contributory defined benefit pension plan (the “Pension Plan”) that is sponsored by Sun Life Services, which is directly liable for the related obligations.  Benefits under the Pension Plan are based on years of service and employees’ average compensation.  Since January 1, 2006, the plan no longer allows new participants from joining the Pension Plan.  The Company is allocated a portion of the Pension Plan’s expenses, or allocated a credit if expected return on plan assets exceeds the Pension Plan’s expenses.  The Company had allocated expenses (credits) of $0.2 million, $0.4 million and $(0.3) million for the years ended December 31, 2010, 2009 and 2008, respectively.

Savings and Investment Plans

The Company participates in a savings plan that qualifies under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”) sponsored by Sun Life Services, for which substantially all employees of at least age 21 are eligible to participate at date of hire.  Employer contributions are matched up to a specified amount of the employee’s contributions to the 401(k) Plan.  The Company is allocated a portion of 401(k) Plan expenses incurred by Sun Life U.S.  The allocated expenses were $0.3 million, $0.3 million and $0.3 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The savings and investment plans also include a retirement investment account (“RIA”) that qualifies under Section 401(a) of the Internal Revenue Code.  Additional information on the RIA can be found in Note 9 in the 2010 Form 10-K of Sun Life U.S.  A portion of the RIA expenses incurred by Sun Life U.S. is allocated to the Company.  The allocated expenses were $0.7 million, $0.5 million and $0.9 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Other Post-Retirement Benefit Plans

The Company participates in a plan sponsored by Sun Life Services that provides certain health, dental and life insurance benefits (“post-retirement benefits”) for retired employees and dependents.  Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age, or retire early upon satisfying an alternate age-plus-service condition.  Life insurance benefits are generally set at a fixed amount.  The Company is allocated a portion of the post-retirement benefit plan expenses incurred by Sun Life U.S.  The allocated expenses were $0.2 million, $0.2 million and $0.3 million for the years ended December 31, 2010, 2009 and 2008, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

9. FEDERAL INCOME TAXES

The Company accounts for current and deferred income taxes in the manner prescribed by FASB ASC Topic 740.  A summary of the components of income tax expense (benefit) in the consolidated statements of operations for the years ended December 31 is as follows:

	2010	2009	2008
Income tax expense (benefit):
Current	$9,571	$23,394	$(24,810)
Deferred	(8,928)	6,256	(15,318)

Total federal income tax expense (benefit)	$643	$29,650	$(40,128)

Federal income taxes attributable to the Company’s consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate of 35%.  The following is a summary of the differences between the expected income tax expense (benefit) at the prescribed U.S. federal statutory income tax rate and the total amount of income tax expense (benefit) the Company has recorded:

	2010	2009	2008

Expected federal income tax expense (benefit)	$1,510	$35,407	$(56,396)
Prior year adjustments	(190)	(141)	(155)
Separate account dividend received deduction	(702)	(563)	(563)
Valuation allowance – capital losses	-	(5,080)	5,080
Goodwill impairment	-	-	11,878
Adjustment to tax contingency reserves	-	-	22
Other items	25	27	6

Total income tax expense (benefit)	$643	$29,650	$(40,128)

The net deferred tax asset represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes.  The components of the Company’s net deferred tax asset as of December 31 were as follows:

	2010	2009

Deferred tax assets:
Actuarial liabilities	$17,679	$41,597
Tax loss carryforwards	4,580	8,453
Goodwill and other intangibles	11,290	12,323
Other	21,960	4,994
Gross deferred tax assets	55,509	67,367
Valuation allowance	-	-
Total deferred tax assets	55,509	67,367

Deferred tax liabilities:
Deferred policy acquisition costs	(27,314)	(51,982)
Other	(16,138)	(9,555)
Total deferred tax liabilities	(43,452)	(61,537)

Net deferred tax asset	$12,057	$5,830

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

9. FEDERAL INCOME TAXES (continued)

Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse.  The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

The Company’s net deferred tax asset at December 31, 2010 and 2009 was comprised of gross deferred tax assets and gross deferred tax liabilities.  The gross deferred tax asset was primarily related to unrealized investment security losses, actuarial liabilities, and a capital loss carryforward generated in 2010 and 2009.  At December 31, 2010, the Company had $13.1 million of capital loss carryforward.  If unutilized, the capital loss carryforward will expire in 2014.  The Company’s net deferred tax asset was $12.1 million and $5.8 million at December 31, 2010 and 2009, respectively.

The Company performs the required recoverability (realizability) test in terms of its ability to realize its recorded net deferred tax asset.  In making this determination, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies and recent financial operations.  In projecting future taxable income and sources of capital gains, the Company utilizes historical and current operating results and incorporates assumptions including the amount of future federal and state pre-tax operating income, the reversal of temporary differences, and the implementation of prudent and feasible tax planning strategies.

During the year ended December 31, 2010, no valuation allowance was recorded against the deferred tax asset for investment losses.  During the year ended December 31, 2009, the Company released the cumulative recorded valuation allowance of $5.1 million that was initially established in 2008.  The Company believes that it is more likely than not that the deferred tax asset related to the impairment losses will be realized due to tax planning strategies executed during the year related to certain mortgage-backed securities, the Company’s intent and ability to hold the related investment securities to maturity, and other tax planning strategies.  For the remaining unrealized losses, the Company believes that it is more likely than not that the related deferred tax asset will be realized due to the Company’s intent and ability to hold the related investment securities to recovery of amortized cost.

ASC Topic 740 establishes a comprehensive reporting model which addresses how a business entity should recognize, measure, present and disclose uncertain tax positions that the entity has taken or plans to take on a tax return.

The asset for unrecognized tax benefits (“UTBs”) related to permanent and temporary tax adjustments, exclusive of interest, was $2.2 million and $2.2 million at December 31, 2009 and 2008, respectively.  There was no asset or liability for UTBs at December 31, 2010.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

9. FEDERAL INCOME TAXES (continued)

The net (decrease) increase in the tax asset (liability) for UTBs of $(2.2) million, $(24) thousand and $4.7 million in the years ended December 31, 2010, 2009 and 2008, respectively, resulted from the following:

	2010	2009	2008
Asset (liability) balance at January 1,	$2,225	$2,249	$(2,520)
Gross increases related to tax positions in prior years	-	-	(22)
Gross decreases related to tax positions in prior years	-	(24)	4,791
Settlements	146	-	-
Close of tax examinations/statutes of limitations	(2,371)	-	-

Asset balance at December 31,	$-	$2,225	$2,249

The Company has elected to recognize interest and penalties accrued related to UTBs in interest income or expense, included in other operating expenses.  During the years ended December 31, 2009 and 2008, the Company recognized gross interest income related to UTBs of $125 thousand and $0.6 million, respectively.  During 2010, the Company recognized interest expense related to UTBs of $415 thousand.  The Company had approximately $0.6 million of interest benefit accrued at December 31, 2009.  The Company had no accrued interest at December 31, 2010.  The Company has not accrued any penalties.

While the Company expects the amount of unrecognized tax liabilities to change in the next twelve months, it does not expect the change to have a significant impact on its results of operations or financial position.

The Company files federal income tax returns and income tax returns in various state and local jurisdictions.  With few exceptions, the Company is no longer subject to examinations by the tax authorities in these jurisdictions for tax years before 2007.  In August 2006, the Internal Revenue Service (“IRS”) issued a Revenue Agent’s Report for the Company’s 2001 and 2002 tax years.  The Company disagreed with some of the proposed adjustments, and the case was assigned to the Appeals Division of the IRS.  A settlement was reached and formally approved by the Company on January 11, 2010.  The effects of the settlement are in line with previous expectations and have no material impact on the Company’s consolidated financial statements.

While the final outcome of future tax examinations is not determinable, the Company does not believe that any adjustments would be material to its results of operations or financial position. The statute of limitations has expired for tax years prior to 2007.  The Company is not currently under audit.

The Company will file a consolidated federal income tax return with Sun Life Assurance Company of Canada – U.S. Operations Holdings, Inc. (“SLC – U.S. Ops Holdings”) for the year ended December 31, 2010, as the Company did for the years ended December 31, 2009 and 2008.

The Company makes or receives payments under certain tax sharing agreements with SLC – U.S. Ops Holdings.  Under these agreements, such payments are determined based on the Company’s stand-alone taxable income (as if it were filing as a separate company) and based upon the SLC – U.S. Ops Holdings’ consolidated group’s overall taxable position.  Under the terms of the tax sharing agreements, deferred tax assets for tax attributes are realized by the Company when the tax attributes are utilized by the consolidated group.  The Company received income tax refunds of $4.8 million for the year ended December 31, 2010 and made income tax payments of $14.4 million and $20.0 million for the years ended December 31, 2009 and 2008, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

10. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses, which is related to the Company’s group life, group disability insurance, group dental and group stop loss products is summarized below:

	2010	2009	2008

Balance at January 1	$72,953	$71,316	$74,878
Less: reinsurance recoverable	(5,710)	(5,347)	(5,921)
Net balance at January 1	67,243	65,969	68,957
Incurred related to:
Current year	83,384	86,905	79,725
Prior years	(1,823)	(5,817)	(6,557)
Total incurred	81,561	81,088	73,168
Paid losses related to:
Current year	(54,312)	(58,598)	(53,615)
Prior years	(25,627)	(21,216)	(22,541)
Total paid	(79,939)	(79,814)	(76,156)

Balance at December 31	76,181	72,953	71,316
Less: reinsurance recoverable	(7,316)	(5,710)	(5,347)
Net balance at December 31	$68,865	$67,243	$65,969

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and events occur which may impact the resolution of unsettled claims.  Changes in prior estimates are recorded in results of operations in the year such changes are made. As a result of changes in estimates of insured events in prior years, the liability for unpaid claims and claims adjustment expense decreased by $1.8 million, $5.8 million and $6.6 million in 2010, 2009 and 2008, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

11. LIABILITIES FOR CONTRACT GUARANTEES

The Company offers various guarantees to certain policyholders, including a return of no less than (a) total deposits made on the contract, adjusted for any customer withdrawals, (b) total deposits made on the contract, adjusted for any customer withdrawals, plus a minimum return, or (c) the highest contract value on a specified anniversary date, minus any customer withdrawals following the contract anniversary.  These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2010:

Benefit Type	Account Balance	Net Amount at Risk (1)	Average Attained Age
Minimum Death	$1,301,161	$39,907	63.8
Minimum Accumulation or Withdrawal	$896,646	$7,858	62.0

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2009:

Benefit Type	Account Balance	Net Amount at Risk (1)	Average Attained Age
Minimum Death	$1,057,522	$85,168	63.9
Minimum Accumulation or Withdrawal	$636,830	$24,110	62.0

 (1) Net amount at risk represents the difference between the guaranteed benefit and the account balance.

The following roll-forward summarizes the change in reserve for the GMDBs for the years ended December 31:

	2010	2009
Balance at January 1	$1,649	$5,620
Benefit Ratio Change / Assumption Changes	2,076	(3,253)
Incurred guaranteed benefits	855	1,260
Paid guaranteed benefits	(1,386)	(2,399)
Interest	164	421

Balance at December 31	$3,358	$1,649

The liability for death and income benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments.  The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges.  The benefit ratio may be in excess of 100%.  For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance.  For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

11. LIABILITIES FOR CONTRACT GUARANTEES (continued)

Projected benefits and assessments used in determining the liability for contract guarantees are developed using a projection model and stochastic scenarios.  Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant’s attained age.

The liability for guarantees is re-calculated and adjusted regularly.  Changes to the liability balance are recorded as a charge or credit to policyholder benefits.

GMABs and GMWBs are considered to be derivatives under FASB ASC Topic 815 and are recorded at fair value through earnings.  The Company records GMAB and GMWB liabilities in its consolidated balance sheets as part of contractholder deposit funds and other policy liabilities.  The net balance of GMABs and GMWBs constituted an asset in the amount of $2.9 million and a liability in the amount of $13.6 million at December 31, 2010 and 2009, respectively.

The Company includes the following unobservable inputs in its calculation of the embedded derivatives:

Actively-Managed Volatility Adjustments – This component incorporates the basis differential between the observable implied volatilities for each index and the actively-managed funds underlying the variable annuity product.  The adjustment is based on historical actively-managed fund volatilities and historical weighted-average index volatilities.

Credit Standing Adjustment – This component makes an adjustment that market participants would make to reflect the non-performance risk associated with the embedded derivatives.  The adjustment is based on the published credit spread for insurance companies with a rating equal to the rating of the Company.

Behavior Risk Margin – This component adds a margin that market participants would require for the risk that the Company's best estimate policyholder behavior assumptions could differ from actual experience.  This risk margin is determined by taking the difference between the fair value based on adverse policyholder behavior assumptions and the fair value based on best estimate policyholder behavior assumptions, using assumptions the Company believes market participants would use in developing risk margins.

12. DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENT ASSET

The following roll-forward summarizes the changes in DAC and SIA for the years ended December 31:

	2010	2009

Balance at January 1	$183,966	$233,401
Acquisition costs deferred	24,132	53,121
Amortized to expense during the year (1)	(97,307)	(102,556)
Balance at December 31	$110,791	$183,966

(1)	Includes interest, unlocking, and loss recognition components of amortization expense.

Please see Note 1 of the Company’s consolidated financial statements for information regarding the deferral and amortization methodologies related to DAC and SIA.  The Company tested its DAC and SIA for future recoverability and determined that the assets were not impaired at December 31, 2010.

The Company wrote down DAC and SIA by $22.0 million and $14.4 million as a result of loss recognition related to certain annuity products for the years ended December 31, 2010 and 2009, respectively.  The charge for loss recognition for both years is included in DAC amortization expense and allocated to the Wealth Management segment.

 SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

13. VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

The following roll-forward summarizes the changes in VOBA and VOCRA for the years ended December 31:

	2010	2009

Balance at January 1	$5,766	$10,742
Amortized to expense during the year	(1,327)	(4,976)
Balance at December 31	$4,439	$5,766

Please see Note 1 of the Company’s consolidated financial statements for information regarding the amortization methodologies related to VOCRA.  The Company tested its VOCRA asset for future recoverability and determined that this asset was not impaired at December 31, 2010.

The Company tested the VOCRA asset for impairment in the fourth quarter of 2009 and determined that the fair value of VOCRA was lower than its carrying value.  Accordingly, the Company decreased the carrying value of VOCRA and recorded an impairment charge of $2.6 million for the year ended December 31, 2009. The impairment charge is included in amortization expense in the consolidated statements of operations and allocated in the Group Protection segment.

As of December 31, 2009, the Company’s VOBA asset was fully amortized.

14. SEGMENT INFORMATION

As described below, the Company conducts business principally in three operating segments and maintains a Corporate segment to provide for the capital needs of the three operating segments and to engage in other financing related activities.  Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets by line of business.  Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred.  Management evaluates the results of the operating segments on an after-tax basis.  The Company does not materially depend on one or a few customers, brokers or agents for a significant portion of its operations.

Wealth Management

The Wealth Management segment markets, sells and administers funding agreements, individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products.

Group Protection

The Group Protection segment markets, sells and administers group life, group stop loss, group long-term disability, group short-term disability, and group dental insurance products.  These products are sold to small and mid-size employers that provide group benefits for their employees.

Individual Protection

The Individual Protection segment markets, sells and administers universal life insurance, variable universal life insurance and administers conversions from the Company’s group life product.

Corporate

The Corporate segment includes the unallocated capital of the Company and items not otherwise attributable to the other segments.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

14. SEGMENT INFORMATION (continued)

The following amounts pertain to the Company’s four segments:

	Year ended December 31, 2010

	Wealth	Group	Individual
	Management	Protection	Protection	Corporate	Totals

Total revenues	$142,873	$127,104	$(8,020)	$8,471	$270,428
Total expenditures	171,011	106,346	(6,450)	(4,794)	266,113
Pretax (loss) income	(28,138)	20,758	(1,570)	13,265	4,315

Net (loss) income	$(17,475)	$13,508	$(1,020)	$8,659	$3,672

General account assets	$1,727,064	$181,516	$483,509	$40,027	$2,432,116
Separate account assets	1,229,965	-	35,499	-	1,265,464
Total assets	$2,957,029	$181,516	$519,008	$40,027	$3,697,580

	Year ended December 31, 2009

	Wealth	Group	Individual
	Management	Protection	Protection	Corporate	Totals

Total revenues	$255,803	$135,242	$(12,341)	$(811)	$377,893
Total expenditures	170,992	119,134	(9,992)	(3,403)	276,731
Pretax income (loss)	84,811	16,108	(2,349)	2,592	101,162

Net income (loss)	$55,112	$10,470	$(1,527)	$7,457	$71,512

General account assets	$1,768,973	$173,077	$390,926	$41,418	$2,374,394
Separate account assets	964,190	-	25,749	-	989,939
Total assets	$2,733,163	$173,077	$416,675	$41,418	$3,364,333

	Year ended December 31, 2008

	Wealth	Group	Individual
	Management	Protection	Protection	Corporate	Totals

Total revenues	$(127,969)	$107,231	$(8,172)	$(5,891)	$(34,801)
Total expenditures	23,357	111,815	(5,392)	(3,451)	126,329
Pretax loss	(151,326)	(4,584)	(2,780)	(2,440)	(161,130)

Net loss	$(109,678)	$(2,939)	$(1,806)	$(6,579)	$(121,002)

General account assets	$1,479,664	$164,024	$263,920	$204,575	$2,112,183
Separate account assets	670,570	-	19,954	-	690,524
Total assets	$2,150,234	$164,024	$283,874	$204,575	$2,802,707

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

15. REGULATORY FINANCIAL INFORMATION

The Company is required to file quarterly and annual statements with the New York State Insurance Department prepared on a statutory accounting basis prescribed or permitted by the State of New York.  For the years ended December 31, 2010, 2009 and 2008, there were no permitted practices followed.  Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, and deferred income taxes are calculated differently.  The Company’s statutory financials are not prepared on a consolidated basis.

The Company’s statutory capital and surplus, and net income (loss) were as follows:

	Unaudited for the Years ended December 31,
	2010	2009	2008

Statutory capital and surplus	$ 295,718	$ 232,392	$ 207,348
Statutory net income (loss)	$ 55,536	$ 17,570	$ (149,475)

16. DIVIDEND RESTRICTIONS

The Company’s ability to pay dividends is subject to certain statutory restrictions.  The State of New York has enacted laws governing the payment of dividends to stockholders by domestic insurers.  New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance where the aggregate amount of such dividends in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains.  The Company is permitted to pay dividends up to a maximum of $29.6 million in 2011 without prior approval from the New York Superintendent of Insurance.  No dividends were paid by the Company during 2010, 2009 or 2008.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

17. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

The components of accumulated other comprehensive income (loss) as of December 31, were as follows:

	2010	2009	2008

Unrealized gains on available-for-sale securities	$6,645	$(665)	$(30,782)
Changes due to non-credit OTTI losses on available-for-sale securities	(3,603)	(4,010)	-
Tax effect and other	(1,065)	1,636	10,774

Accumulated other comprehensive income (loss)	$1,977	$(3,039)	$(20,008)

18. COMMITMENTS AND CONTINGENCIES

Guaranty Funds

Under the insurance guaranty fund laws of New York, insurers licensed to do business in the State of New York can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants.  The insurance guaranty laws of New York provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such assessments.  Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Income Taxes

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends-received-deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts.  Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD.  On May 30, 2010, the IRS issued an Industry Director Directive which makes it clear that IRS interpretations prior to Revenue Ruling 2007-54 should be followed until new regulations are issued.  New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope and application of new regulations.  The timing, substance and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives.  For the years ended December 31, 2010 and 2009, the Company recorded benefits of $0.8 million and $0.7 million, respectively, related to the separate account DRD.

Litigation

The Company and its subsidiaries are parties to threatened or pending legal proceedings, including ordinary routine litigation incidental to their business, both as a defendant and as a plaintiff.  While it is not possible to predict the resolution of these proceedings, management believes, based upon currently available information, that the ultimate resolution of these matters will not be materially adverse to the Company's financial position, results of operations or cash flows.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

18. COMMITMENTS AND CONTINGENCIES (continued)

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements and service agreements.  The Company also has agreed to indemnify its directors and certain of its officers and employees in accordance with the Company’s by-laws.  The Company believes any potential liability under these agreements is neither probable nor estimatable.  Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases various facilities and equipment under operating leases with terms of up to five years.  As of December 31, 2010, minimum future lease payments under such leases were $37 thousand for 2011.

Total rental expense for the years ended December 31, 2010, 2009 and 2008 was $1.3 million, $1.5 million and $1.7 million, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants of Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access of NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Masters Select NY Contracts of Sun Life (N.Y.) Variable Account C and the Board of Directors of Sun Life Insurance and Annuity Company of New York (the “Sponsor”):

We have audited the accompanying statements of assets and liabilities of AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account, AllianceBernstein VPS International Growth Portfolio (Class B) Sub-Account, AllianceBernstein VPS International Value Portfolio (Class B) Sub-Account, BlackRock Global Allocation V.I. Class III Sub-Account, Columbia Marsico 21st Century Fund, Variable Series Class A Sub-Account, Columbia Marsico 21st Century Fund, Variable Series Class B Sub-Account, Columbia Marsico Growth Fund, Variable Series Class A Sub-Account, Columbia Marsico Growth Fund, Variable Series Class B Sub-Account, Columbia Marsico International Opportunity Fund, Variable Series Class B Sub-Account, Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account, Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account, Fidelity VIP Freedom 2010 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Freedom 2015 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account, First Eagle Overseas Variable Fund Sub-Account, Franklin Templeton VIP Founding Funds Allocation Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Income Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Small Cap Value Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Strategic Income Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Mutual Shares Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Templeton Developing Markets Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Templeton Foreign Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Templeton Growth Securities Fund (Class 2) Sub-Account, Invesco Van Kampen V.I. Comstock Fund Series II Sub-Account, Invesco Van Kampen V.I. Equity and Income Fund Series II Sub-Account, Invesco Van Kampen V.I. Mid Cap Value Fund Series II Sub-Account, Lazard Retirement Emerging Markets Equity Portfolio Service Class Sub-Account, Lord Abbett Series Fund - Growth Opportunities Portfolio VC Sub-Account, Lord Abbett Series Fund- Fundamental Equity Portfolio VC Sub-Account, MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account, MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account, MFS VIT II Bond Portfolio I Class Sub-Account, MFS VIT II Bond Portfolio S Class Sub-Account, MFS VIT II Core Equity Portfolio I Class Sub-Account, MFS VIT II Core Equity Portfolio S Class Sub-Account, MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account, MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account, MFS VIT II Global Governments Portfolio I Class Sub-Account, MFS VIT II Global Governments Portfolio S Class Sub-Account, MFS VIT II Global Growth Portfolio I Class Sub-Account, MFS VIT II Global Growth Portfolio S Class Sub-Account, MFS VIT II Global Research Portfolio I Class Sub-Account, MFS VIT II Global Research Portfolio S Class Sub-Account, MFS VIT II Global Tactical Allocation Portfolio I Class Sub-Account, MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account, MFS VIT II Government Securities Portfolio I Class Sub-Account, MFS VIT II Government Securities Portfolio S Class Sub-Account, MFS VIT II Growth Portfolio I Class Sub-Account, MFS VIT II Growth Portfolio S Class Sub-Account, MFS VIT II High Yield Portfolio I Class Sub-Account, MFS VIT II High Yield Portfolio S Class Sub-Account, MFS VIT II International Growth Portfolio I Class Sub-Account, MFS VIT II International Growth Portfolio S Class Sub-Account, MFS VIT II International Value Portfolio I Class Sub-Account, MFS VIT II International Value Portfolio S Class Sub-Account, MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account, MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account, MFS VIT II Mid Cap Growth Portfolio S Class Sub-Account, MFS VIT II Money Market Portfolio I Class Sub-Account, MFS VIT II Money Market Portfolio S Class Sub-Account, MFS VIT II New Discovery Portfolio I Class Sub-Account, MFS VIT II New Discovery Portfolio S Class Sub-Account, MFS VIT II Research International Portfolio I Class Sub-Account, MFS VIT II Research International Portfolio S Class Sub-Account, MFS VIT II Strategic Income Portfolio I Class Sub-Account, MFS VIT II Strategic Income Portfolio S Class Sub-Account, MFS VIT II Technology Portfolio S Class Sub-Account, MFS VIT II Total Return Portfolio I Class Sub-Account, MFS VIT II Total Return Portfolio S Class Sub-Account, MFS VIT II Utilities Portfolio I Class Sub-Account, MFS VIT II Utilities Portfolio S Class Sub-Account, MFS VIT II Value Portfolio I Class Sub-Account, MFS VIT II Value Portfolio S Class Sub-Account, Morgan Stanley UIF Mid Cap Growth Portfolio Class II Sub-Account, Oppenheimer Balanced Fund/VA (Service Shares) Sub-Account, Oppenheimer Capital Appreciation Fund/VA (Service Shares) Sub-Account, Oppenheimer Global Securities Fund/VA (Service Shares) Sub-Account, Oppenheimer Main Street Fund/VA (Service Shares) Sub-Account, Oppenheimer Main Street Small Cap Fund/VA (Service Shares) Sub-Account, PIMCO VIT All Asset Portfolio Admin Class Sub-Account, PIMCO VIT CommodityRealReturn Strategy Portfolio Admin Class Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account, PIMCO VIT Global Multi-Asset Portfolio Advisor Class Sub-Account, PIMCO VIT Real Return Portfolio Admin Class Sub-Account, PIMCO VIT Total Return Portfolio Admin Class Sub-Account, SC AllianceBernstein International Value Fund (Service Class) Sub-Account, SC BlackRock Inflation Protected Bond Fund (Service Class) Sub-Account, SC BlackRock Large Cap Index Fund (Service Class) Sub-Account, SC BlackRock Small Cap Index Fund (Service Class) Sub-Account, SC Columbia Small Cap Value Fund Service Sub-Account, SC Davis Venture Value Fund (Service Class) Sub-Account, SC Goldman Sachs Mid Cap Value Fund (Initial Class) Sub-Account, SC Goldman Sachs Mid Cap Value Fund (Service Class) Sub-Account, SC Goldman Sachs Short Duration Fund (Initial Class) Sub-Account, SC Goldman Sachs Short Duration Fund (Service Class) Sub-Account, SC Ibbotson Balanced Fund (Service Class) Sub-Account, SC Ibbotson Conservative Fund (Service Class) Sub-Account, SC Ibbotson Growth Fund (Service Class) Sub-Account, SC Invesco Small Cap Growth Fund (Service Class) Sub-Account, SC Lord Abbett Growth & Income Fund (Initial Class) Sub-Account, SC Lord Abbett Growth & Income Fund (Service Class) Sub-Account, SC PIMCO High Yield Fund (Service Class) Sub-Account, SC PIMCO Total Return Fund (Service Class) Sub-Account, SC WMC Blue Chip Mid Cap Fund (Service Class) Sub-Account, SC WMC Large Cap Growth Fund (Service Class) Sub-Account, Sun Capital Global Real Estate Fund (Initial Class) Sub-Account, Sun Capital Global Real Estate Fund (Service Class) Sub-Account, Sun Capital Investment Grade Bond Fund (Service Class) Sub-Account, Sun Capital Money Market Fund (Service Class) Sub-Account, and Wanger Select Fund Sub-Account of Sun Life (N.Y.) Variable Account C (collectively the "Sub-Accounts"), as of December 31, 2010, and the related statements of operations and the statements of changes in net assets for each of the periods presented.  These financial statements are the responsibility of the Sponsor’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the mutual fund companies.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2010, and the results of their operations and the changes in their net assets for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Boston, Massachusetts
April 22, 2011

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2010
Assets:	Shares	Cost	Value
Investments at fair value:
AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account (AVB)	354,369	$ 3,446,829	$ 4,032,720
AllianceBernstein VPS International Growth Portfolio (Class B) Sub-Account (AN4)	42,747	678,524	779,700
AllianceBernstein VPS International Value Portfolio (Class B) Sub-Account (IVB)	270,920	2,884,290	4,001,490
BlackRock Global Allocation V.I. Class III Sub-Account (9XX)	3,430,390	44,859,119	49,706,349
Columbia Marsico 21st Century Fund, Variable Series Class A Sub-Account (NMT)	1,547	18,729	18,667
Columbia Marsico 21st Century Fund, Variable Series Class B Sub-Account (MCC)	669,556	6,507,065	8,014,588
Columbia Marsico Growth Fund, Variable Series Class A Sub-Account (NNG)	911	16,660	18,702
Columbia Marsico Growth Fund, Variable Series Class B Sub-Account (CMG)	94,811	1,517,701	1,945,513
Columbia Marsico International Opportunity Fund, Variable Series Class B Sub-Account (NMI)	54,211	746,893	866,298
Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FVB)	252,503	3,167,143	3,860,765
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (FL1)	863,747	15,575,318	20,289,408
Fidelity VIP Freedom 2010 Portfolio (Service Class 2) Sub-Account (F10)	116,958	1,315,600	1,235,081
Fidelity VIP Freedom 2015 Portfolio (Service Class 2) Sub-Account (F15)	316,253	3,300,643	3,368,092
Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account (F20)	308,546	3,286,946	3,255,156
Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (FVM)	404,269	10,380,898	12,989,155
First Eagle Overseas Variable Fund Sub-Account (SGI)	1,240,938	29,025,601	35,850,686
Franklin Templeton VIP Founding Funds Allocation Fund (Class 2) Sub-Account (S17)	409,875	2,756,121	3,160,139
Franklin Templeton VIP Franklin Income Securities Fund (Class 2) Sub-Account (ISC)	616,190	8,158,797	9,131,931
Franklin Templeton VIP Franklin Small Cap Value Securities Fund (Class 2) Sub-Account (FVS)	207,024	2,608,354	3,364,147
Franklin Templeton VIP Franklin Strategic Income Securities Fund (Class 2) Sub-Account (SIC)	135,983	1,616,051	1,729,701
Franklin Templeton VIP Mutual Shares Securities Fund (Class 2) Sub-Account (FMS)	1,328,157	17,744,822	21,184,106
Franklin Templeton VIP Templeton Developing Markets Securities Fund (Class 2) Sub-Account (TDM)	396,418	3,730,878	4,479,524
Franklin Templeton VIP Templeton Foreign Securities Fund (Class 2) Sub-Account (FTI)	1,787,637	26,425,248	25,545,326
Franklin Templeton VIP Templeton Growth Securities Fund (Class 2) Sub-Account (FTG)	263,947	3,080,915	2,906,058
Invesco Van Kampen V.I. Comstock Fund Series II Sub-Account (VLC)	212,202	2,031,994	2,476,394
Invesco Van Kampen V.I. Equity and Income Fund Series II Sub-Account (VKU)	150,441	1,834,199	2,113,694
Invesco Van Kampen V.I. Mid Cap Value Fund Series II Sub-Account (VKC)	20,620	215,738	262,288
Lazard Retirement Emerging Markets Equity Portfolio Service Class Sub-Account (LRE)	170,087	3,143,246	3,968,123
Lord Abbett Series Fund - Growth Opportunities Portfolio VC Sub-Account (LA9)	261,298	3,587,411	4,593,616

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2010
Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
Lord Abbett Series Fund- Fundamental Equity Portfolio VC Sub-Account (LAV)	271,661	$ 3,960,686	$ 4,797,533
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MIT)	320,924	8,422,883	10,234,250
MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account (MFL)	412,238	12,270,978	13,051,460
MFS VIT II Bond Portfolio I Class Sub-Account (BDS)	137,422	1,426,706	1,578,978
MFS VIT II Bond Portfolio S Class Sub-Account (MF7)	678,003	7,264,285	7,729,229
MFS VIT II Core Equity Portfolio I Class Sub-Account (RGS)	145,835	2,290,292	2,075,227
MFS VIT II Core Equity Portfolio S Class Sub-Account (RG1)	61,841	687,634	873,813
MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account (EME)	57,027	971,543	1,019,072
MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (EM1)	120,483	1,720,366	2,124,113
MFS VIT II Global Governments Portfolio I Class Sub-Account (GGS)	72,389	783,677	796,281
MFS VIT II Global Governments Portfolio S Class Sub-Account (GG1)	1,846	18,989	20,031
MFS VIT II Global Growth Portfolio I Class Sub-Account (GGR)	180,689	2,187,473	2,938,001
MFS VIT II Global Growth Portfolio S Class Sub-Account (GG2)	5,710	78,460	92,385
MFS VIT II Global Research Portfolio I Class Sub-Account (RES)	291,795	4,550,282	5,611,209
MFS VIT II Global Research Portfolio S Class Sub-Account (RE1)	8,102	140,695	154,836
MFS VIT II Global Tactical Allocation Portfolio I Class Sub-Account (GTR)	226,339	3,472,024	3,214,011
MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account (GT2)	1,862,197	25,344,567	26,201,114
MFS VIT II Government Securities Portfolio I Class Sub-Account (GSS)	330,430	4,209,876	4,384,809
MFS VIT II Government Securities Portfolio S Class Sub-Account (MFK)	2,363,462	30,572,931	31,150,423
MFS VIT II Growth Portfolio I Class Sub-Account (EGS)	216,242	3,358,469	4,807,065
MFS VIT II Growth Portfolio S Class Sub-Account (MFF)	16,745	313,283	365,533
MFS VIT II High Yield Portfolio I Class Sub-Account (HYS)	440,184	2,536,215	2,623,497
MFS VIT II High Yield Portfolio S Class Sub-Account (MFC)	855,496	4,465,130	5,055,980
MFS VIT II International Growth Portfolio I Class Sub-Account (IGS)	70,980	1,128,081	983,079
MFS VIT II International Growth Portfolio S Class Sub-Account (IG1)	57,574	668,206	792,221
MFS VIT II International Value Portfolio I Class Sub-Account (MII)	118,671	2,078,448	1,850,079
MFS VIT II International Value Portfolio S Class Sub-Account (MI1)	880,384	13,702,694	13,584,322
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (MIS)	851,573	8,440,165	9,733,475
MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (M1B)	96,352	947,701	1,092,628
MFS VIT II Mid Cap Growth Portfolio S Class Sub-Account (MC1)	29,190	124,867	171,928
MFS VIT II Money Market Portfolio I Class Sub-Account (MMS)	4,064,417	4,064,417	4,064,417
MFS VIT II Money Market Portfolio S Class Sub-Account (MM1)	10,148,276	10,148,276	10,148,276
MFS VIT II New Discovery Portfolio I Class Sub-Account (NWD)	66,972	909,746	1,247,682
MFS VIT II New Discovery Portfolio S Class Sub-Account (M1A)	357,330	4,122,170	6,478,390
MFS VIT II Research International Portfolio I Class Sub-Account (RIS)	51,441	780,144	704,232
MFS VIT II Research International Portfolio S Class Sub-Account (RI1)	592,561	8,678,422	8,011,431
MFS VIT II Strategic Income Portfolio I Class Sub-Account (SIS)	187,766	1,789,153	1,853,247
MFS VIT II Strategic Income Portfolio S Class Sub-Account (SI1)	19,683	187,737	193,086
MFS VIT II Total Return Portfolio I Class Sub-Account (TRS)	908,089	16,276,203	15,228,660
MFS VIT II Total Return Portfolio S Class Sub-Account (MFJ)	4,320,573	74,865,054	71,764,719

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2010
Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
MFS VIT II Utilities Portfolio I Class Sub-Account (UTS)	231,557	$ 4,964,652	$ 5,010,885
MFS VIT II Utilities Portfolio S Class Sub-Account (MFE)	403,951	7,352,710	8,652,627
MFS VIT II Value Portfolio I Class Sub-Account (MVS)	177,402	2,872,201	2,467,657
MFS VIT II Value Portfolio S Class Sub-Account (MV1)	833,042	9,476,842	11,487,644
Morgan Stanley UIF Mid Cap Growth Portfolio Class II Sub-Account (VKM)	55,064	523,133	661,316
Oppenheimer Balanced Fund/VA (Service Shares) Sub-Account (OBV)	122,288	1,155,838	1,387,971
Oppenheimer Capital Appreciation Fund/VA (Service Shares) Sub-Account (OCA)	57,399	2,021,398	2,295,369
Oppenheimer Global Securities Fund/VA (Service Shares) Sub-Account (OGG)	127,092	3,611,242	3,817,829
Oppenheimer Main Street Fund/VA (Service Shares) Sub-Account (OMG)	1,961,774	39,482,134	40,628,342
Oppenheimer Main Street Small Cap Fund/VA (Service Shares) Sub-Account (OMS)	58,275	676,365	1,019,813
PIMCO VIT All Asset Portfolio Admin Class Sub-Account (PRA)	25,384	282,001	278,718
PIMCO VIT CommodityRealReturn Strategy Portfolio Admin Class Sub-Account (PCR)	658,203	5,437,671	5,930,408
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PMB)	130,471	1,689,306	1,766,577
PIMCO VIT Global Multi-Asset Portfolio Advisor Class Sub-Account (6TT)	4,056,585	49,107,060	51,599,765
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (PRR)	582,747	7,178,032	7,657,297
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (PTR)	2,672,214	28,702,547	29,608,126
SC AllianceBernstein International Value Fund (Service Class) Sub-Account (3XX)	14,978	143,312	151,131
SC BlackRock Inflation Protected Bond Fund (Service Class) Sub-Account (5XX)	1,169,717	12,222,014	12,410,697
SC BlackRock Large Cap Index Fund (Service Class) Sub-Account (SSA)	91,994	735,495	882,225
SC BlackRock Small Cap Index Fund (Service Class) Sub-Account (VSC)	638,009	5,472,333	8,262,213
SC Columbia Small Cap Value Fund Service Sub-Account (2XX)	66,361	623,671	739,259
SC Davis Venture Value Fund (Service Class) Sub-Account (SVV)	1,698,057	15,564,847	20,461,590
SC Goldman Sachs Mid Cap Value Fund (Initial Class) Sub-Account (SGC)	652,934	4,121,591	6,170,227
SC Goldman Sachs Mid Cap Value Fund (Service Class) Sub-Account (S13)	197,681	1,611,902	1,860,181
SC Goldman Sachs Short Duration Fund (Initial Class) Sub-Account (SDC)	5,158,678	52,553,341	53,185,973
SC Goldman Sachs Short Duration Fund (Service Class) Sub-Account (S15)	957,582	9,805,194	9,872,672
SC Ibbotson Balanced Fund (Service Class) Sub-Account (7XX)	7,128,270	78,352,931	88,034,138
SC Ibbotson Conservative Fund (Service Class) Sub-Account (6XX)	3,959,444	43,404,602	46,681,847
SC Ibbotson Growth Fund (Service Class) Sub-Account (8XX)	3,317,208	34,825,162	41,365,587
SC Invesco Small Cap Growth Fund (Service Class) Sub-Account (1XX)	74,494	699,734	818,684
SC Lord Abbett Growth & Income Fund (Initial Class) Sub-Account (SLC)	3,546,899	20,875,024	29,935,826
SC Lord Abbett Growth & Income Fund (Service Class) Sub-Account (S12)	137,364	1,058,580	1,155,232
SC PIMCO High Yield Fund (Service Class) Sub-Account (S14)	206,147	1,902,624	2,026,429
SC PIMCO Total Return Fund (Service Class) Sub-Account (4XX)	3,360,783	37,921,612	38,917,864
SC WMC Blue Chip Mid Cap Fund (Service Class) Sub-Account (S16)	139,171	1,462,621	2,062,517
SC WMC Large Cap Growth Fund (Service Class) Sub-Account (LGF)	33,095	264,470	319,371

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2010

Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
Sun Capital Global Real Estate Fund (Initial Class) Sub-Account (SC3)	20,479	$ 154,975	$ 234,276
Sun Capital Global Real Estate Fund (Service Class) Sub-Account (SRE)	812,238	7,561,943	10,242,320
Sun Capital Investment Grade Bond Fund (Service Class) Sub-Account (IGB)	908,422	8,319,071	8,593,674
Sun Capital Money Market Fund (Service Class) Sub-Account (CMM)	5,639,259	5,639,259	5,639,259
Wanger Select Fund Sub-Account (WTF)	447	6,720	12,949
Total investments		983,456,821	1,078,254,624
Total assets
		$ 983,456,821	$ ,078,254,624
Liabilities:
Payable to Sponsor			699,087
Total liabilities			$ 699,087
Net Assets			$1,077,555,537

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2010

Net Assets:		Applicable to Owners of Deferred Variable Annuity Contracts	Reserve for Variable
	Total Units	Value	Annuities	Total Value

AVB	398,821	$ 4,032,720	$ -	$ 4,032,720
AN4	90,588	779,700	-	779,700
IVB	550,200	4,001,490	-	4,001,490
9XX	3,850,209	49,706,349	-	49,706,349
NMT	1,514	18,667	-	18,667
MCC	832,023	8,014,588	-	8,014,588
NNG	1,617	18,702	-	18,702
CMG	187,850	1,945,513	-	1,945,513
NMI	76,842	866,298	-	866,298
FVB	352,680	3,860,765	-	3,860,765
FL1	1,991,017	20,289,408	-	20,289,408
F10	106,722	1,235,081	-	1,235,081
F15	284,801	3,368,092	-	3,368,092
F20	280,105	3,255,156	-	3,255,156
FVM	1,078,336	12,989,155	-	12,989,155
SGI	3,045,607	35,850,686	-	35,850,686
S17	322,998	3,160,139	-	3,160,139
ISC	878,864	9,131,931	-	9,131,931
FVS	181,890	3,364,147	-	3,364,147
SIC	142,381	1,729,701	-	1,729,701
FMS	1,534,530	21,184,106	-	21,184,106
TDM	274,768	4,479,524	-	4,479,524
FTI	1,492,659	25,516,381	28,887	25,545,268
FTG	188,002	2,906,058	-	2,906,058
VLC	277,318	2,476,394	-	2,476,394
VKU	191,338	2,113,694	-	2,113,694
VKC	24,483	262,288	-	262,288
LRE	358,443	3,968,123	-	3,968,123
LA9	301,943	4,593,616	-	4,593,616
LAV	322,246	4,797,533	-	4,797,533
MIT	509,778	9,870,853	182,029	10,052,882
MFL	981,782	13,032,837	18,552	13,051,389
BDS	87,655	1,577,451	-	1,577,451
MF7	571,625	7,729,229	-	7,729,229
RGS	131,139	2,065,044	-	2,065,044
RG1	89,110	873,813	-	873,813
EME	37,699	964,953	51,671	1,016,624
EM1	124,721	2,124,113	-	2,124,113
GGS	39,535	791,759	3,840	795,599
GG1	1,198	20,031	-	20,031
GGR	115,171	2,857,495	71,058	2,928,553

The accompanying notes are an integral part of these financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2010

Net Assets (continued):		Applicable to Owners of Deferred Variable Annuity Contracts	Reserve for Variable
	Total Units	Value	Annuities	Total Value

GG2	5,430	$ 92,385	$ -	$ 92,385
RES	313,449	5,591,988	9,043	5,601,031
RE1	10,466	154,836	-	154,836
GTR	128,855	3,110,544	91,447	3,201,991
GT2	2,532,465	26,201,114	-	26,201,114
GSS	224,664	4,304,656	61,997	4,366,653
MFK	2,540,030	31,129,619	20,769	31,150,388
EGS	257,728	4,759,895	31,850	4,791,745
MFF	23,540	365,533	-	365,533
HYS	129,526	2,599,735	5,257	2,604,992
MFC	341,350	5,048,610	7,359	5,055,969
IGS	45,931	900,917	70,017	970,934
IG1	71,888	792,221	-	792,221
MII	69,887	1,794,597	49,632	1,844,229
MI1	1,404,662	13,584,322	-	13,584,322
MIS	972,831	9,613,516	96,571	9,710,087
M1B	85,058	1,092,628	-	1,092,628
MC1	13,681	171,928	-	171,928
MMS	307,851	3,945,133	67,034	4,012,167
MM1	1,003,369	10,115,566	32,602	10,148,168
NWD	57,495	1,194,994	45,948	1,240,942
M1A	361,242	6,469,674	8,737	6,478,411
RIS	40,253	704,232	-	704,232
RI1	446,137	8,011,431	-	8,011,431
SIS	110,921	1,853,247	-	1,853,247
SI1	12,756	193,086	-	193,086
TRS	627,848	14,924,648	16,218	14,940,866
MFJ	5,548,366	71,750,955	13,486	71,764,441
UTS	116,923	4,915,311	68,395	4,983,706
MFE	333,172	8,652,627	-	8,652,627
MVS	152,532	2,455,768	8,961	2,464,729
MV1	780,763	11,487,644	-	11,487,644
VKM	52,500	661,316	-	661,316
OBV	183,888	1,387,971	-	1,387,971
OCA	187,797	2,295,369	-	2,295,369
OGG	252,315	3,817,829	-	3,817,829
OMG	3,221,932	40,591,238	36,901	40,628,139
OMS	63,058	1,019,813	-	1,019,813
PRA	22,666	278,718	-	278,718
PCR	530,300	5,930,408	-	5,930,408

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2010

Net Assets (continued):		Applicable to Owners of Deferred Variable Annuity Contracts	Reserve for Variable
	Total Units	Value	Annuities	Total Value

PMB	74,035	$ 1,766,577	$ -	$ 1,766,577
6TT	4,420,826	51,599,765	-	51,599,765
PRR	566,115	7,657,297	-	7,657,297
PTR	2,090,967	29,608,126	-	29,608,126
3XX	12,572	151,131	-	151,131
5XX	1,103,079	12,410,697	-	12,410,697
SSA	89,038	882,225	-	882,225
VSC	845,831	8,262,213	-	8,262,213
2XX	51,773	739,259	-	739,259
SVV	2,258,640	20,461,590	-	20,461,590
SGC	590,311	6,170,227	-	6,170,227
S13	179,598	1,860,181	-	1,860,181
SDC	5,083,621	53,115,792	70,025	53,185,817
S15	952,800	9,872,672	-	9,872,672
7XX	6,532,324	88,034,138	-	88,034,138
6XX	3,734,663	46,681,847	-	46,681,847
8XX	2,914,406	41,365,587	-	41,365,587
1XX	56,664	818,684	-	818,684
SLC	3,090,008	29,911,729	24,018	29,935,747
S12	120,325	1,155,232	-	1,155,232
S14	168,139	2,026,429	-	2,026,429
4XX	3,268,898	38,917,864	-	38,917,864
S16	179,258	2,062,517	-	2,062,517
LGF	35,565	319,371	-	319,371
SC3	13,490	234,276	-	234,276
SRE	851,969	10,242,320	-	10,242,320
IGB	737,046	8,593,674	-	8,593,674
CMM	570,798	5,639,259	-	5,639,259
WTF	881	12,949	-	12,949

Total net assets		$ 1,076,363,233	$ 1,192,304	$ 1,077,555,537

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010

Income:	AVB Sub-Account	AN4 Sub-Account	IVB Sub-Account

Dividend income	$ 89,401	$ 10,947	$ 103,012
Expenses:
Mortality and expense risk charges	(58,666)	(9,073)	(59,379)
Distribution expense charges	(7,040)	(1,089)	(7,126)
Net investment income	23,695	785	36,507
Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	6,313	(7,689)	11,207
Realized gain distributions Net realized gains (losses)	-	-	-
	6,313	(7,689)	11,207
Net change in unrealized appreciation/ depreciation	311,775	81,616	86,694
Net realized and change in unrealized gains	318,088	73,927	97,901
Increase in net assets from operations	$ 341,783	$ 74,712	$ 134,408

Income:	9XX Sub-Account	NMT Sub-Account	MCC Sub-Account

Dividend income	$ 522,113	$ -	$ -
Expenses:
Mortality and expense risk charges	(614,113)	(327)	(112,833)
Distribution expense charges	(73,694)	(39)	(13,540)
Net investment loss	(165,694)	(366)	(126,373)
Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	487,818	(136)	(266,054)
Realized gain distributions Net realized gains (losses)	283,593	-	-
	771,411	(136)	(266,054)
Net change in unrealized appreciation/ depreciation	2,876,437	3,311	1,502,452
Net realized and change in unrealized gains	3,647,848	3,175	1,236,398
Increase in net assets from operations	$ 3,482,154	$ 2,809	$ 1,110,025

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

	NNG Sub-Account	CMG Sub-Account	NMI Sub-Account
Income:
Dividend income	$ 22	$ 865	$ 5,481
Expenses:
Mortality and expense risk charges	(321)	(26,931)	(21,970)
Distribution expense charges	(39)	(3,232)	(2,636)
Net investment loss	(338)	(29,298)	(19,125)
Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	311	(16,985)	(641,164)
Realized gain distributions Net realized gains (losses)	-	-	-
	311	(16,985)	(641,164)
Net change in unrealized appreciation/ depreciation	3,572	373,617	784,403
Net realized and change in unrealized gains	3,883	356,632	143,239
Increase in net assets from operations	$ 3,545	$ 327,334	$ 124,114

	FVB	FL1	F10
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 53,885	$ 188,720	$ 22,906
Expenses:
Mortality and expense risk charges	(51,908)	(270,874)	(21,224)
Distribution expense charges	(6,229)	(32,505)	(2,547)
Net investment loss	(4,252)	(114,659)	(865)
Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	15,305	1,003,916	(10,294)
Realized gain distributions	20,082	8,647	22,121
Net realized gains	35,387	1,012,563	11,827
Net change in unrealized appreciation/ depreciation	488,309	1,818,254	107,822
Net realized and change in unrealized gains	523,696	2,830,817	119,649
Increase in net assets from operations	$ 519,444	$ 2,716,158	$ 118,784

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

Income:	F15 Sub-Account	F20 Sub-Account	FVM Sub-Account

Dividend income	$ 62,480	$ 61,136	$ 14,388
Expenses:
Mortality and expense risk charges	(44,121)	(46,681)	(175,995)
Distribution expense charges	(5,295)	(5,602)	(21,119)
Net investment income (loss)	13,064	8,853	(182,726)
Net realized and change in unrealized gains:
Net realized losses on sale of shares	(15,001)	(244,673)	(630,536)
Realized gain distributions	37,570	26,246	37,806
Net realized gains (losses)	22,569	(218,427)	(592,730)
Net change in unrealized appreciation/ depreciation	286,617	595,307	3,599,524
Net realized and change in unrealized gains	309,186	376,880	3,006,794
Increase in net assets from operations	$ 322,250	$ 385,733	$ 2,824,068

Income:	SGI Sub-Account	S17 Sub-Account	ISC Sub-Account

Dividend income	$ 583,460	$ 63,808	$ 544,733
Expenses:
Mortality and expense risk charges	(457,939)	(42,848)	(124,000)
Distribution expense charges	(54,953)	(5,142)	(14,880)
Net investment income	70,568	15,818	405,853
Net realized and change in unrealized gains:
Net realized losses on sale of shares	(278,734)	(14,921)	(177,204)
Realized gain distributions	-	239	-
Net realized losses	(278,734)	(14,682)	(177,204)
Net change in unrealized appreciation/ depreciation	5,307,770	242,781	650,518
Net realized and change in unrealized gains	5,029,036	228,099	473,314
Increase in net assets from operations	$ 5,099,604	$ 243,917	$ 879,167

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

Income:	FVS Sub-Account	SIC Sub-Account	FMS Sub-Account

Dividend income	$ 22,468	$ 71,558	$ 314,905
Expenses:
Mortality and expense risk charges	(48,885)	(22,706)	(299,588)
Distribution expense charges	(5,866)	(2,725)	(35,951)
Net investment (loss) income	(32,283)	46,127	(20,634)
Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	162,037	21,163	(721,082)
Realized gain distributions	-	-	-
Net realized gains (losses)	162,037	21,163	(721,082)
Net change in unrealized appreciation/ depreciation	620,849	54,038	2,547,483
Net realized and change in unrealized gains	782,886	75,201	1,826,401
Increase in net assets from operations	$ 750,603	$ 121,328	$ 1,805,767
Income:	TDM Sub-Account	FTI Sub-Account	FTG Sub-Account

Dividend income	$ 69,709	$ 485,881	$ 36,680
Expenses:
Mortality and expense risk charges	(63,207)	(377,565)	(41,410)
Distribution expense charges	(7,585)	(45,308)	(4,969)
Net investment (loss) income	(1,083)	63,008	(9,699)
Net realized and change in unrealized gains:
Net realized losses on sale of shares	(386,485)	(1,669,913)	(151,804)
Realized gain distributions	-	-	-
Net realized losses	(386,485)	(1,669,913)	(151,804)
Net change in unrealized appreciation/ depreciation	1,031,692	3,244,897	323,963
Net realized and change in unrealized gains	645,207	1,574,984	172,159
Increase in net assets from operations	$ 644,124	$ 1,637,992	$ 162,460

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

Income:	VLC[12] Sub-Account	VKU[11] Sub-Account	VKC[9] Sub-Account

Dividend income	$ 2,723	$ 30,470	$ 2,160
Expenses:
Mortality and expense risk charges	(34,150)	(24,365)	(3,576)
Distribution expense charges	(4,098)	(2,924)	(429)
Net investment (loss) income	(35,525)	3,181	(1,845)
Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(42,910)	30,373	15,364
Realized gain distributions Net realized (losses) gains	-	-	-
	(42,910)	30,373	15,364
Net change in unrealized appreciation/ depreciation	384,634	141,837	24,779
Net realized and change in unrealized gains	341,724	172,210	40,143
Increase in net assets from operations	$ 306,199	$ 175,391	$ 38,298

Income:	LRE Sub-Account	LA9 Sub-Account	LAV[7] Sub-Account

Dividend income	$ 41,762	$ -	$ 13,607
Expenses:
Mortality and expense risk charges	(50,034)	(67,487)	(65,652)
Distribution expense charges	(6,004)	(8,099)	(7,878)
Net investment loss	(14,276)	(75,586)	(59,923)
Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	229,263	129,966	(20,717)
Realized gain distributions Net realized gains (losses)	-	25,205	-
	229,263	155,171	(20,717)
Net change in unrealized appreciation/ depreciation	412,996	817,865	772,667
Net realized and change in unrealized gains	642,259	973,036	751,950
Increase in net assets from operations	$ 627,983	$ 897,450	$ 692,027

7 Effective May 3, 2010, LAV Sub-Account changed its name from Lord Abbett Series Fund - All Value Portfolio VC.
9 Effective June 1, 2010, VKC Sub-Account changed its name from Van Kampen UIF U.S. Mid Cap Value Portfolio II.
11 Effective June 1, 2010, VKU Sub-Account changed its name from Van Kampen UIF Equity & Income Class II.
12 Effective June 1, 2010, VLC Sub-Account changed its name from Van Kampen LIT Comstock Portfolio II.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

Income:	MIT Sub-Account	MFL Sub-Account	BDS Sub-Account

Dividend income	$ 178,599	$ 194,943	$ 79,339
Expenses:
Mortality and expense risk charges	(120,111)	(194,393)	(21,524)
Distribution expense charges	(14,413)	(23,327)	(2,583)
Net investment income (loss)	44,075	(22,777)	55,232
Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	104,258	(182,784)	7,067
Realized gain distributions Net realized gains (losses)	-	-	-
	104,258	(182,784)	7,067
Net change in unrealized appreciation/ depreciation	1,232,389	1,942,648	95,415
Net realized and change in unrealized gains	1,336,647	1,759,864	102,482
Increase in net assets from operations	$ 1,380,722	$ 1,737,087	$ 157,714

Income:	MF7 Sub-Account	RGS Sub-Account	RG1 Sub-Account

Dividend income	$ 229,082	$ 23,126	$ 9,351
Expenses:
Mortality and expense risk charges	(92,935)	(24,370)	(15,056)
Distribution expense charges	(11,152)	(2,924)	(1,807)
Net investment income (loss)	124,995	(4,168)	(7,512)
Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	151,781	(91,774)	52,457
Realized gain distributions Net realized gains (losses)	-	-	-
	151,781	(91,774)	52,457
Net change in unrealized appreciation/ depreciation	205,323	378,158	85,981
Net realized and change in unrealized gains	357,104	286,384	138,438
Increase in net assets from operations	$ 482,099	$ 282,216	$ 130,926

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

Income:	EME Sub-Account	EM1 Sub-Account	GGS Sub-Account

Dividend income	$ 7,254	$ 15,248	$ -
Expenses:
Mortality and expense risk charges	(11,041)	(34,514)	(10,362)
Distribution expense charges	(1,325)	(4,142)	(1,243)
Net investment loss	(5,112)	(23,408)	(11,605)
Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(178,685)	151,445	(6,382)
Realized gain distributions Net realized (losses) gains	-	-	6,770
	(178,685)	151,445	388
Net change in unrealized appreciation/ depreciation	355,128	315,650	37,135
Net realized and change in unrealized gains	176,443	467,095	37,523
Increase in net assets from operations	$ 171,331	$ 443,687	$ 25,918

Income:	GG1 Sub-Account	GGR Sub-Account	GG2 Sub-Account

Dividend income	$ -	$ 22,027	$ 450
Expenses:
Mortality and expense risk charges	(320)	(33,999)	(1,319)
Distribution expense charges	(38)	(4,080)	(158)
Net investment loss	(358)	(16,052)	(1,027)
Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(782)	120,839	1,629
Realized gain distributions Net realized (losses) gains	156	-	-
	(626)	120,839	1,629
Net change in unrealized appreciation/ depreciation	1,409	169,309	7,782
Net realized and change in unrealized gains	783	290,148	9,411
Increase in net assets from operations	$ 425	$ 274,096	$ 8,384

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

Income:	RES Sub-Account	RE1 Sub-Account	GTR[6] Sub-Account

Dividend income	$ 72,705	$ 1,551	$ 23,513
Expenses:
Mortality and expense risk charges	(66,077)	(2,254)	(38,064)
Distribution expense charges	(7,929)	(271)	(4,568)
Net investment loss	(1,301)	(974)	(19,119)
Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	7,485	(129)	(97,541)
Realized gain distributions Net realized gains (losses)	-	-	-
	7,485	(129)	(97,541)
Net change in unrealized appreciation/ depreciation	562,605	15,980	249,030
Net realized and change in unrealized gains	570,090	15,851	151,489
Increase in net assets from operations	$ 568,789	$ 14,877	$ 132,370

	GT2[5] Sub-Account	GSS Sub-Account	MFK Sub-Account
Income:
Dividend income	$ 30,221	$ 174,665	$ 1,021,166
Expenses:
Mortality and expense risk charges	(161,207)	(59,135)	(452,341)
Distribution expense charges	(19,345)	(7,096)	(54,281)
Net investment (loss) gain	(150,331)	108,434	514,544
Net realized and change in unrealized gains:
Net realized gains on sale of shares	5,196	62,952	316,315
Realized gain distributions Net realized gains	-	-	-
	5,196	62,952	316,315
Net change in unrealized appreciation/ depreciation	858,029	(5,312)	(31,824)
Net realized and change in unrealized gains	863,225	57,640	284,491
Increase in net assets from operations	$ 712,894	$ 166,074	$ 799,035

5 Effective February, 8, 2010, GT2 Sub-Account changes its name from MFS Global Total Return.

6 Effective February, 8, 2010, GTR Sub-Account changes its name from MFS Global Total Return.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

Income:	EGS Sub-Account	MFF Sub-Account	HYS Sub-Account

Dividend income	$ 3,783	$ -	$ 251,488
Expenses:
Mortality and expense risk charges	(54,633)	(3,763)	(33,535)
Distribution expense charges	(6,556)	(452)	(4,024)
Net investment (loss) income	(57,406)	(4,215)	213,929
Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	61,226	26,714	(131,594)
Realized gain distributions Net realized gains (losses)	-	-	-
	61,226	26,714	(131,594)
Net change in unrealized appreciation/ depreciation	599,548	14,469	275,128
Net realized and change in unrealized gains	660,774	41,183	143,534
Increase in net assets from operations	$ 603,368	$ 36,968	$ 357,463

Income:	MFC Sub-Account	IGS Sub-Account	IG1 Sub-Account

Dividend income	$ 461,294	$ 9,007	$ 4,351
Expenses:
Mortality and expense risk charges	(75,492)	(11,038)	(10,559)
Distribution expense charges	(9,059)	(1,325)	(1,267)
Net investment income (loss)	376,743	(3,356)	(7,475)
Net realized and change in unrealized gains:
Net realized losses on sale of shares	(205,768)	(78,752)	(47,625)
Realized gain distributions Net realized losses	-	-	-
	(205,768)	(78,752)	(47,625)
Net change in unrealized appreciation/ depreciation	461,762	197,991	154,684
Net realized and change in unrealized gains	255,994	119,239	107,059
Increase in net assets from operations	$ 632,737	$ 115,883	$ 99,584

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

Income:	MII Sub-Account	MI1 Sub-Account	MIS Sub-Account

Dividend income	$ 31,213	$ 176,728	$ 29,455
Expenses:
Mortality and expense risk charges	(22,927)	(194,736)	(117,356)
Distribution expense charges	(2,751)	(23,368)	(14,083)
Net investment income (loss)	5,535	(41,376)	(101,984)
Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(77,900)	(371,166)	139,714
Realized gain distributions Net realized (losses) gains	-	-	-
	(77,900)	(371,166)	139,714
Net change in unrealized appreciation/ depreciation	192,692	1,384,514	956,113
Net realized and change in unrealized gains	114,792	1,013,348	1,095,827
Increase in net assets from operations	$ 120,327	$ 971,972	$ 993,843

Income:	M1B Sub-Account	MC1 Sub-Account	MMS Sub-Account

Dividend income	$ 1,178	$ -	$ -
Expenses:
Mortality and expense risk charges	(18,647)	(3,013)	(54,506)
Distribution expense charges	(2,238)	(362)	(6,541)
Net investment loss	(19,707)	(3,375)	(61,047)
Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(8,705)	2,633	-
Realized gain distributions Net realized (losses) gains	-	-	-
	(8,705)	2,633	-
Net change in unrealized appreciation/ depreciation	148,005	46,250	-
Net realized and change in unrealized gains	139,300	48,883	-
Increase (decrease) in net assets from operations	$ 119,593	$ 45,508	$ (61,047)

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

Income:	MM1 Sub-Account	NWD Sub-Account	MIA Sub-Account

Dividend income	$ -	$ -	$ -
Expenses:
Mortality and expense risk charges	(172,516)	(12,887)	(96,771)
Distribution expense charges	(20,702)	(1,546)	(11,613)
Net investment loss	(193,218)	(14,433)	(108,384)
Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	3	38,895	(134,004)
Realized gain distributions Net realized gains (losses)	-	-	-
	3	38,895	(134,004)
Net change in unrealized appreciation/ depreciation	-	310,912	2,163,683
Net realized and change in unrealized gains	3	349,807	2,029,679
(Decrease) increase in net assets from operations	$ (193,215)	$ 335,374	$ 1,921,295

	RIS Sub-Account	RI1 Sub-Account	SIS Sub-Account
Income:
Dividend income	$ 9,227	$ 85,255	$ 95,287
Expenses:
Mortality and expense risk charges	(8,443)	(115,664)	(21,929)
Distribution expense charges	(1,013)	(13,880)	(2,631)
Net investment (loss) income	(229)	(44,289)	70,727
Net realized and change in unrealized gains:
Net realized losses on sale of shares	(72,393)	(726,567)	(55,475)
Realized gain distributions	-	-	-
Net realized losses	(72,393)	(726,567)	(55,475)
Net change in unrealized appreciation/ depreciation	129,457	1,426,073	128,607
Net realized and change in unrealized gains	57,064	699,506	73,132
Increase in net assets from operations	$ 56,835	$ 655,217	$ 143,859

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

Income:	SI1 Sub-Account	TE1 Sub-Account [3]	TRS Sub-Account

Dividend income	$ 9,741	$ -	$ 434,603
Expenses:
Mortality and expense risk charges	(2,761)	(14)	(192,493)
Distribution expense charges	(331)	(2)	(23,099)
Net investment income (loss)	6,649	(16)	219,011
Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(3,037)	638	(192,609)
Realized gain distributions Net realized (losses) gains	-	-	-
	(3,037)	638	(192,609)
Net change in unrealized appreciation/ depreciation	11,416	(567)	1,244,192
Net realized and change in unrealized gains	8,379	71	1,051,583
Increase in net assets from operations	$ 15,028	$ 55	$ 1,270,594

	MFJ Sub-Account	UTS Sub-Account	MFE Sub-Account
Income:
Dividend income	$ 1,817,235	$ 162,838	$ 229,744
Expenses:
Mortality and expense risk charges	(1,061,194)	(60,947)	(114,966)
Distribution expense charges	(127,343)	(7,314)	(13,796)
Net investment income	628,698	94,577	100,982
Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(2,048,241)	71,526	(479,144)
Realized gain distributions Net realized (losses) gains	-	-	-
	(2,048,241)	71,526	(479,144)
Net change in unrealized appreciation/ depreciation	6,686,931	392,541	1,318,521
Net realized and change in unrealized gains	4,638,690	464,067	839,377
Increase in net assets from operations	$ 5,267,388	$ 558,644	$ 940,359

3 MFS VIT II Technology Portfolio S Class Sub-Account (TE1)

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

Income:	MVS Sub-Account	MV1 Sub-Account	VKM[10] Sub-Account

Dividend income	$ 37,087	$ 127,097	$ -
Expenses:
Mortality and expense risk charges	(31,381)	(163,332)	(10,685)
Distribution expense charges	(3,766)	(19,600)	(1,282)
Net investment income (loss)	1,940	(55,835)	(11,967)
Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(125,314)	(176,477)	108,571
Realized gain distributions Net realized (losses) gains	-	-	-
	(125,314)	(176,477)	108,571
Net change in unrealized appreciation/ depreciation	352,291	1,274,518	54,639
Net realized and change in unrealized gains	226,977	1,098,041	163,210
Increase in net assets from operations	$ 228,917	$ 1,042,206	$ 151,243

Income:	OBV Sub-Account	OCA Sub-Account	OGG Sub-Account

Dividend income	$ 13,950	$ -	$ 44,642
Expenses:
Mortality and expense risk charges	(19,355)	(32,699)	(54,348)
Distribution expense charges	(2,323)	(3,924)	(6,522)
Net investment loss	(7,728)	(36,623)	(16,228)
Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	8,741	(8,984)	(171,120)
Realized gain distributions Net realized gains (losses)	-	-	-
	8,741	(8,984)	(171,120)
Net change in unrealized appreciation/ depreciation	130,320	211,102	687,055
Net realized and change in unrealized gains	139,061	202,118	515,935
Increase in net assets from operations	$ 131,333	$ 165,495	$ 499,707

10Effective June 1, 2010, VKM Sub-Account changed its name from Van Kampen UIF Mid Cap Growth Portfolio (Class II).

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

	OMG Sub-Account	OMS Sub-Account	PRA Sub-Account
Income:
Dividend income	$ 356,879	$ 3,923	$ 18,805
Expenses:
Mortality and expense risk charges	(598,796)	(13,216)	(3,748)
Distribution expense charges	(71,856)	(1,586)	(450)
Net investment (loss) income	(313,773)	(10,879)	14,607
Net realized and change in unrealized gains:
Net realized losses on sale of shares	(1,778,176)	(14,837)	(1,974)
Realized gain distributions	-	-	-
Net realized losses	(1,778,176)	(14,837)	(1,974)
Net change in unrealized appreciation/ depreciation	7,300,249	210,806	13,537
Net realized and change in unrealized gains	5,522,073	195,969	11,563
Increase in net assets from operations	$ 5,208,300	$ 185,090	$ 26,170

	PCR	PMB	6TT
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 718,428	$ 71,493	$ 1,100,999
Expenses:
Mortality and expense risk charges	(69,938)	(22,479)	(376,690)
Distribution expense charges	(8,393)	(2,697)	(45,203)
Net investment income	640,097	46,317	679,106
Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(43,367)	(923)	44,729
Realized gain distributions Net realized gains (losses)	94,144	-	118,935
	50,777	(923)	163,664
Net change in unrealized appreciation/ depreciation	351,323	89,011	2,518,313
Net realized and change in unrealized gains	402,100	88,088	2,681,977
Increase in net assets from operations	$ 1,042,197	$ 134,405	$ 3,361,083

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

Income:	PRR Sub-Account	PTR Sub-Account	3XX Sub-Account

Dividend income	$ 108,883	$ 679,781	$ 6
Expenses:
Mortality and expense risk charges	(115,985)	(422,556)	(1,454)
Distribution expense charges	(13,918)	(50,707)	(175)
Net investment (loss) income	(21,020)	206,518	(1,623)
Net realized and change in unrealized gains:
Net realized gains on sale of shares	31,083	262,984	981
Realized gain distributions	63,682	832,478	1,546
Net realized gains	94,765	1,095,462	2,527
Net change in unrealized appreciation/ depreciation	383,969	404,126	3,698
Net realized and change in unrealized gains	478,734	1,499,588	6,225
Increase in net assets from operations	$ 457,714	$ 1,706,106	$ 4,602

Income:	5XX Sub-Account	SSA[8] Sub-Account	VSC[13] Sub-Account

Dividend income	$ 82,898	$ -	$ 9,445
Expenses:
Mortality and expense risk charges	(128,691)	(13,562)	(120,228)
Distribution expense charges	(15,443)	(1,627)	(14,427)
Net investment loss	(61,236)	(15,189)	(125,210)
Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	43,695	21,439	(31,299)
Realized gain distributions	91,607	1,369	-
Net realized gains (losses)	135,302	22,808	(31,299)
Net change in unrealized appreciation/ depreciation	121,677	94,294	1,842,628
Net realized and change in unrealized gains	256,979	117,102	1,811,329
Increase in net assets from operations	$ 195,743	$ 101,913	$ 1,686,119

8 Effective November 15, 2010, SSA Sub-Account changed its name from SC Oppenheimer Large Cap Core Fund S Class.
13 Effective November 15, 2010, VSC Sub-Account changed its name from SC Oppenheimer Main Street Small Cap Fund S Class.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

	2XX2 Sub-Account	SVV Sub-Account	SGC Sub-Account
Income:
Dividend income	$ -	$ 44,727	$ -
Expenses:
Mortality and expense risk charges	(9,020)	(281,727)	(86,535)
Distribution expense charges	(1,083)	(33,807)	(10,384)
Net investment loss	(10,103)	(270,807)	(96,919)
Net realized and change in unrealized gains:
Net realized gains on sale of shares	32,702	355,062	443,995
Realized gain distributions	53,403	-	132,189
Net realized gains	86,105	355,062	576,184
Net change in unrealized appreciation/ depreciation	50,304	1,968,705	591,245
Net realized and change in unrealized gains	136,409	2,323,767	1,167,429
Increase in net assets from operations	$ 126,306	$ 2,052,960	$ 1,070,510

Income:	S13 Sub-Account	SDC Sub-Account	S15 Sub-Account

Dividend income	$ -	$ 789,058	$ 97,993
Expenses:
Mortality and expense risk charges	(20,490)	(789,946)	(125,884)
Distribution expense charges	(2,459)	(94,793)	(15,106)
Net investment loss	(22,949)	(95,681)	(42,997)
Net realized and change in unrealized gains:
Net realized gains on sale of shares	65,884	171,997	42,650
Realized gain distributions	33,890	52,992	8,911
Net realized gains	99,774	224,989	51,561
Net change in unrealized appreciation/ depreciation	173,765	250,737	8,269
Net realized and change in unrealized gains	273,539	475,726	59,830
Increase in net assets from operations	$ 250,590	$ 380,045	$ 16,833

2 Effective May 3, 2010, 2XX Sub-Account changed its name from SC Dreman Small Cap Value Fund.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

Income:	7XX Sub-Account	6XX4 Sub-Account	8XX Sub-Account

Dividend income	$ 603,296	$ 437,064	$ 491,904
Expenses:
Mortality and expense risk charges	(922,161)	(499,259)	(550,674)
Distribution expense charges	(110,659)	(59,911)	(66,081)
Net investment loss	(429,524)	(122,106)	(124,851)
Net realized and change in unrealized gains:
Net realized gains on sale of shares	898,564	602,148	584,479
Realized gain distributions	386,937	219,648	393,374
Net realized gains	1,285,501	821,796	977,853
Net change in unrealized appreciation/ depreciation	6,227,310	2,106,790	3,394,721
Net realized and change in unrealized gains	7,512,811	2,928,586	4,372,574
Increase in net assets from operations	$ 7,083,287	$ 2,806,480	$ 4,247,723

Income:	1XX1 Sub-Account	SLC Sub-Account	S12 Sub-Account

Dividend income	$ -	$ -	$ -
Expenses:
Mortality and expense risk charges	(9,571)	(438,009)	(13,928)
Distribution expense charges	(1,148)	(52,561)	(1,671)
Net investment loss	(10,719)	(490,570)	(15,599)
Net realized and change in unrealized gains:
Net realized gains on sale of shares	28,791	1,775,338	15,481
Realized gain distributions	57,034	1,200,034	41,282
Net realized gains	85,825	2,975,372	56,763
Net change in unrealized appreciation/ depreciation	88,440	1,745,990	108,197
Net realized and change in unrealized gains	174,265	4,721,362	164,960
Increase in net assets from operations	$ 163,546	$ 4,230,792	$ 149,361

1 Effective May 3, 2010, 1XX Sub-Account changed its name from SC AIM Small Cap Growth Fund S Class.

4 Effective November 15, 2010, 6XX Sub-Account changed its name from SC Ibbotson Moderate Fund S Class.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

Income:	S14 Sub-Account	4XX Sub-Account	S16 Sub-Account

Dividend income	$ 124,554	$ 556,612	$ -
Expenses:
Mortality and expense risk charges	(26,729)	(428,421)	(28,816)
Distribution expense charges	(3,208)	(51,411)	(3,458)
Net investment income (loss)	94,617	76,780	(32,274)
Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	86,708	242,756	(51,937)
Realized gain distributions	12,688	106,134	-
Net realized gains (losses)	99,396	348,890	(51,937)
Net change in unrealized appreciation/ depreciation	(13,603)	781,184	469,884
Net realized and change in unrealized gains	85,793	1,130,074	417,947
Increase in net assets from operations	$ 180,410	$ 1,206,854	$ 385,673

Income:	LGF Sub-Account	SC3 Sub-Account	SRE Sub-Account

Dividend income	$ 812	$ 32,183	$ 990,398
Expenses:
Mortality and expense risk charges	(5,944)	(4,627)	(143,824)
Distribution expense charges	(713)	(555)	(17,259)
Net investment (loss) income	(5,845)	27,001	829,315
Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	92,459	3,519	(910,119)
Realized gain distributions	-	-	-
Net realized gains (losses)	92,459	3,519	(910,119)
Net change in unrealized appreciation/ depreciation	52,041	5,860	1,272,524
Net realized and change in unrealized gains	144,500	9,379	362,405
Increase in net assets from operations	$ 138,655	$ 36,380	$ 1,191,720

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

Income:	IGB Sub-Account	CMM Sub-Account	WTF Sub-Account

Dividend income	$ 201,670	$ -	$ 113
Expenses:
Mortality and expense risk charges	(95,783)	(98,476)	(297)
Distribution expense charges	(11,494)	(11,817)	(36)
Net investment income (loss)	94,393	(110,293)	(220)
Net realized and change in unrealized gains:
Net realized gains on sale of shares	10,999	-	571
Realized gain distributions	20,948	-	-
Net realized gains	31,947	-	571
Net change in unrealized appreciation/ depreciation	169,606	-	3,170
Net realized and change in unrealized gains	201,553	-	3,741
Increase (decrease) in net assets from operations	$ 295,946	$ (110,293)	$ 3,521

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)

(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	AVB Sub-Account		AN4 Sub-Account
	December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009
Operations:
Net investment income (loss)	$ 23,695	$ (22,496)	$ 785	$ 1,297
Net realized gains (losses)	6,313	1,934	(7,689)	(3,209)
Net change in unrealized appreciation/depreciation	311,775	550,795	81,616	52,006
Net increase from operations	341,783	530,233	74,712	50,094

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	324,779	1,330,348	110,163	113,110
Transfers between Sub-Accounts
(including the Fixed Account), net	(458,730)	1,118,281	217,558	177,824
Withdrawals, surrenders, annuitizations
and contract charges	(53,894)	(36,326)	(13,978)	(572)
Net accumulation activity	(187,845)	2,412,303	313,743	290,362

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net (decrease) increase from contract owner transactions	(187,845)	2,412,303	313,743	290,362

Total increase in net assets	153,938	2,942,536	388,455	340,456

Net assets at beginning of year	3,878,782	936,246	391,245	50,789
Net assets at end of year	$ 4,032,720	$ 3,878,782	$ 779,700	$ 391,245

.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	IVB Sub-Account		9XX Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income (loss)	$ 36,507	$ (24,748)	$ (165,694)	$ 215,033
Net realized gains (losses)	11,207	(956,632)	771,411	92,361
Net change in unrealized appreciation/depreciation	86,694	2,389,071	2,876,437	1,947,661
Net increase from operations	134,408	1,407,691	3,482,154	2,255,055

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	15,082	102,927	9,025,126	19,930,948
Transfers between Sub-Accounts
(including the Fixed Account), net	92,452	(269,448)	7,139,135	7,843,809
Withdrawals, surrenders, annuitizations
and contract charges	(274,298)	(195,059)	(1,088,680)	(134,349)
Net accumulation activity	(166,764)	(361,580)	15,075,581	27,640,408

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net (decrease) increase from contract owner transactions	(166,764)	(361,580)	15,075,581	27,640,408

Total (decrease) increase in net assets	(32,356)	1,046,111	18,557,735	29,895,463

Net assets at beginning of year	4,033,846	2,987,735	31,148,614	1,253,151
Net assets at end of year	$ 4,001,490	$ 4,033,846	$ 49,706,349	$ 31,148,614

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	NMT Sub-Account		MCC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment loss	$ (366)	$ (328)	$ (126,373)	$ (112,944)
Net realized losses	(136)	(743)	(266,054)	(1,035,913)
Net change in unrealized appreciation/depreciation	3,311	5,522	1,502,452	2,931,870
Net increase from operations	2,809	4,451	1,110,025	1,783,013

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	-	235,377	330,238
Transfers between Sub-Accounts
(including the Fixed Account), net	-	-	(245,222)	(439,804)
Withdrawals, surrenders, annuitizations
and contract charges	(3,466)	(3,361)	(382,276)	(251,964)
Net accumulation activity	(3,466)	(3,361)	(392,121)	(361,530)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net decrease from contract owner transactions	(3,466)	(3,361)	(392,121)	(361,530)

Total (decrease) increase in net assets	(657)	1,090	717,904	1,421,483

Net assets at beginning of year	19,324	18,234	7,296,684	5,875,201
Net assets at end of year	$ 18,667	$ 19,324	$ 8,014,588	$ 7,296,684

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	NNG Sub-Account		CMG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment loss	$ (338)	$ (212)	$ (29,298)	$ (11,270)
Net realized gains (losses)	311	(410)	(16,985)	(53,113)
Net change in unrealized appreciation/depreciation	3,572	4,883	373,617	273,024
Net increase from operations	3,545	4,261	327,334	208,641

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	-	243,998	704,740
Transfers between Sub-Accounts
(including the Fixed Account), net	-	-	(78,672)	132,030
Withdrawals, surrenders, annuitizations
and contract charges	(3,556)	(3,273)	(22,608)	(28,714)
Net accumulation activity	(3,556)	(3,273)	142,718	808,056

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net (decrease) increase from contract owner transactions	(3,556)	(3,273)	142,718	808,056

Total (decrease) increase in net assets	(11)	988	470,052	1,016,697

Net assets at beginning of year	18,713	17,725	1,475,461	458,764
Net assets at end of year	$ 18,702	$ 18,713	$ 1,945,513	$ 1,475,461

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	NMI Sub-Account		FVB Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment (loss) income	$ (19,125)	$ 2,175	$ (4,252)	$ 15,431
Net realized (losses) gains	(641,164)	(101,780)	35,387	(36,485)
Net change in unrealized appreciation/depreciation	784,403	565,272	488,309	517,942
Net increase from operations	124,114	465,667	519,444	496,888

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	42,296	122,781	350,207	1,008,491
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,415,543)	429,140	106,708	610,979
Withdrawals, surrenders, annuitizations
and contract charges	(24,944)	(15,101)	(92,164)	(36,350)
Net accumulation activity	(1,398,191)	536,820	364,751	1,583,120

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net (decrease) increase from contract owner transactions	(1,398,191)	536,820	364,751	1,583,120

Total (decrease) increase in net assets	(1,274,077)	1,002,487	884,195	2,080,008

Net assets at beginning of year	2,140,375	1,137,888	2,976,570	896,562
Net assets at end of year	$ 866,298	$ 2,140,375	$ 3,860,765	$ 2,976,570

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	FL1 Sub-Account		F10 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment (loss) income	$ (114,659)	$ (366)	$ (865)	$ 19,836
Net realized gains (losses)	1,012,563	(200,044)	11,827	(26,331)
Net change in unrealized appreciation/depreciation	1,818,254	3,402,669	107,822	218,005
Net increase from operations	2,716,158	3,202,259	118,784	211,510

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,543,810	8,647,388	1,175	1,083
Transfers between Sub-Accounts
(including the Fixed Account), net	(525,913)	2,173,641	39	(1,528)
Withdrawals, surrenders, annuitizations
and contract charges	(587,412)	(363,439)	(76,099)	(71,525)
Net accumulation activity	1,430,485	10,457,590	(74,885)	(71,970)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	1,430,485	10,457,590	(74,885)	(71,970)

Total increase in net assets	4,146,643	13,659,849	43,899	139,540

Net assets at beginning of year	16,142,765	2,482,916	1,191,182	1,051,642
Net assets at end of year	$ 20,289,408	$ 16,142,765	$ 1,235,081	$ 1,191,182

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	F15 Sub-Account		F20 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 13,064	$ 44,531	$ 8,853	$ 48,914
Net realized gains (losses)	22,569	(47,224)	(218,427)	(5,142)
Net change in unrealized appreciation/depreciation	286,617	473,018	595,307	638,138
Net increase from operations	322,250	470,325	385,733	681,910

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	171,459	830,664	105,579	254,411
Transfers between Sub-Accounts
(including the Fixed Account), net	346,961	52,183	(597,497)	64,721
Withdrawals, surrenders, annuitizations
and contract charges	(57,280)	(493,042)	(80,743)	(38,471)
Net accumulation activity	461,140	389,805	(572,661)	280,661

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase(decrease) from contract owner transactions	461,140	389,805	(572,661)	280,661

Total increase (decrease) in net assets	783,390	860,130	(186,928)	962,571

Net assets at beginning of year	2,584,702	1,724,572	3,442,084	2,479,513
Net assets at end of year	$ 3,368,092	$ 2,584,702	$ 3,255,156	$ 3,442,084

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	FVM Sub-Account		SGI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment (loss) income	$ (182,726)	$ (103,035)	$ 70,568	$ (153,303)
Net realized losses	(592,730)	(1,297,545)	(278,734)	(289,669)
Net change in unrealized appreciation/depreciation	3,599,524	4,048,747	5,307,770	3,612,810
Net increase from operations	2,824,068	2,648,167	5,099,604	3,169,838

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,185,572	1,265,304	4,779,427	11,572,999
Transfers between Sub-Accounts
(including the Fixed Account), net	(743,715)	(1,114,699)	1,449,134	3,698,449
Withdrawals, surrenders, annuitizations
and contract charges	(511,212)	(323,382)	(1,254,106)	(516,865)
Net accumulation activity	(69,355)	(172,777)	4,974,455	14,754,583

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net (decrease) increase from contract owner transactions	(69,355)	(172,777)	4,974,455	14,754,583

Total increase in net assets	2,754,713	2,475,390	10,074,059	17,924,421

Net assets at beginning of year	10,234,442	7,759,052	25,776,627	7,852,206
Net assets at end of year	$ 12,989,155	$ 10,234,442	$ 35,850,686	$ 25,776,627

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	S17 Sub-Account		ISC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 15,818	$ 25,236	$ 405,853	$ 295,435
Net realized losses	(14,682)	(77,278)	(177,204)	(384,256)
Net change in unrealized appreciation/depreciation	242,781	768,544	650,518	1,626,661
Net increase from operations	243,917	716,502	879,167	1,537,840

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	12,392	72,506	988,197	1,630,735
Transfers between Sub-Accounts
(including the Fixed Account), net	34,603	460,315	415,532	851,974
Withdrawals, surrenders, annuitizations
and contract charges	(60,980)	(234,906)	(393,620)	(206,379)
Net accumulation activity	(13,985)	297,915	1,010,109	2,276,330

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net (decrease) increase from contract owner transactions	(13,985)	297,915	1,010,109	2,276,330

Total increase in net assets	229,932	1,014,417	1,889,276	3,814,170

Net assets at beginning of year	2,930,207	1,915,790	7,242,655	3,428,485
Net assets at end of year	$ 3,160,139	$ 2,930,207	$ 9,131,931	$ 7,242,655

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	FVS Sub-Account		SIC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment (loss) income	$ (32,283)	$ (3,854)	$ 46,127	$ 50,635
Net realized gains (losses)	162,037	(593,212)	21,163	(3,614)
Net change in unrealized appreciation/depreciation	620,849	1,200,665	54,038	114,052
Net increase from operations	750,603	603,599	121,328	161,073

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	256,660	655,139	224,821	502,516
Transfers between Sub-Accounts
(including the Fixed Account), net	(370,434)	15,794	254,288	164,403
Withdrawals, surrenders, annuitizations
and contract charges	(219,819)	(184,350)	(26,452)	(22,861)
Net accumulation activity	(333,593)	486,583	452,657	644,058

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net (decrease) increase from contract owner transactions	(333,593)	486,583	452,657	644,058

Total increase in net assets	417,010	1,090,182	573,985	805,131

Net assets at beginning of year	2,947,137	1,856,955	1,155,716	350,585
Net assets at end of year	$ 3,364,147	$ 2,947,137	$ 1,729,701	$ 1,155,716

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	FMS Sub-Account		TDM Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment (loss) income	$ (20,634)	$ 87,681	$ (1,083)	$ 115,865
Net realized losses	(721,082)	(710,919)	(386,485)	(1,346,117)
Net change in unrealized appreciation/depreciation	2,547,483	3,869,218	1,031,692	3,309,471
Net increase from operations	1,805,767	3,245,980	644,124	2,079,219

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,243,346	8,082,028	40,213	46,500
Transfers between Sub-Accounts
(including the Fixed Account), net	(148,543)	1,827,245	(119,433)	(1,255,191)
Withdrawals, surrenders, annuitizations
and contract charges	(774,234)	(455,764)	(212,652)	(202,000)
Net accumulation activity	320,569	9,453,509	(291,872)	(1,410,691)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	320,569	9,453,509	(291,872)	(1,410,691)

Total increase in net assets	2,126,336	12,699,489	352,252	668,528

Net assets at beginning of year	19,057,770	6,358,281	4,127,272	3,458,744
Net assets at end of year	$ 21,184,106	$ 19,057,770	$ 4,479,524	$ 4,127,272

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	FTI Sub-Account		FTG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income (loss)	$ 63,008	$ 440,229	$ (9,699)	$ 32,680
Net realized losses	(1,669,913)	(1,875,159)	(151,804)	(317,791)
Net change in unrealized appreciation/depreciation	3,244,897	9,335,470	323,963	871,969
Net increase from operations	1,637,992	7,900,540	162,460	586,858

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	125,503	146,802	95,379	444,952
Transfers between Sub-Accounts
(including the Fixed Account), net	119,216	(4,434,208)	66,046	(53,861)
Withdrawals, surrenders, annuitizations
and contract charges	(2,622,986)	(1,932,965)	(106,648)	(113,111)
Net accumulation activity	(2,378,267)	(6,220,371)	54,777	277,980

Annuitization Activity:
Annuitizations	30,710	-	-	-
Annuity payments and contract charges	(2,501)	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(58)	-	-	-
Net annuitization activity	28,151	-	-	-

Net (decrease) increase from contract owner transactions	(2,350,116)	(6,220,371)	54,777	277,980

Total (decrease) increase in net assets	(712,124)	1,680,169	217,237	864,838

Net assets at beginning of year	26,257,392	24,577,223	2,688,821	1,823,983
Net assets at end of year	$ 25,545,268	$ 26,257,392	$ 2,906,058	$ 2,688,821

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	VLC Sub-Account		VKU Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010[12]	2009	2010[11]	2009
Operations:
Net investment (loss) income	$ (35,525)	$ 33,572	$ 3,181	$ 7,959
Net realized (losses) gains	(42,910)	(105,849)	30,373	7,541
Net change in unrealized appreciation/depreciation	384,634	466,016	141,837	137,571
Net increase from operations	306,199	393,739	175,391	153,071

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	173,419	398,021	256,478	837,130
Transfers between Sub-Accounts
(including the Fixed Account), net	160,226	265,684	499,715	226,942
Withdrawals, surrenders, annuitizations
and contract charges	(39,877)	(33,830)	(27,511)	(11,263)
Net accumulation activity	293,768	629,875	728,682	1,052,809

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	293,768	629,875	728,682	1,052,809

Total increase in net assets	599,967	1,023,614	904,073	1,205,880

Net assets at beginning of year	1,876,427	852,813	1,209,621	3,741
Net assets at end of year	$ 2,476,394	$ 1,876,427	$ 2,113,694	$ 1,209,621

12 Effective June 1, 2010, VLC Sub-Account changed its name from Van Kampen LIT Comstock Portfolio II.
11 Effective June 1, 2010, VKU Sub-Account changed its name from Van Kampen UIF Equity & Income Class II.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	VKC Sub-Account		LRE Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010[9]	2009	2010	2009
Operations:
Net investment (loss) income	$ (1,845)	$ (469)	$ (14,276)	$ 32,700
Net realized gains (losses)	15,364	(3,686)	229,263	(103,505)
Net change in unrealized appreciation/depreciation	24,779	28,219	412,996	685,215
Net increase from operations	38,298	24,064	627,983	614,410

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	56,532	83,958	807,947	930,181
Transfers between Sub-Accounts
(including the Fixed Account), net	8,418	45,908	1,773,317	355,196
Withdrawals, surrenders, annuitizations
and contract charges	(2,785)	(482)	(1,617,270)	(30,704)
Net accumulation activity	62,165	129,384	963,994	1,254,673

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	62,165	129,384	963,994	1,254,673

Total increase in net assets	100,463	153,448	1,591,977	1,869,083

Net assets at beginning of year	161,825	8,377	2,376,146	507,063
Net assets at end of year	$ 262,288	$ 161,825	$ 3,968,123	$ 2,376,146

9 Effective June 1, 2010, VKC Sub-Account changed its name from Van Kampen UIF U.S. Mid Cap Value Portfolio II.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	LA9 Sub-Account		LAV Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010[10]	2009
Operations:
Net investment loss	$ (75,586)	$ (65,500)	$ (59,923)	$ (48,204)
Net realized gains (losses)	155,171	(279,791)	(20,717)	(279,526)
Net change in unrealized appreciation/depreciation	817,865	1,700,555	772,667	1,077,454
Net increase from operations	897,450	1,355,264	692,027	749,724

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	282,494	269,203	459,915	753,745
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,673,997)	573,794	(5,941)	(41,853)
Withdrawals, surrenders, annuitizations
and contract charges	(358,628)	(351,572)	(219,088)	(276,389)
Net accumulation activity	(1,750,131)	491,425	234,886	435,503

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net (decrease) increase from contract owner transactions	(1,750,131)	491,425	234,886	435,503

Total (decrease) increase in net assets	(852,681)	1,846,689	926,913	1,185,227

Net assets at beginning of year	5,446,297	3,599,608	3,870,620	2,685,393
Net assets at end of year	$ 4,593,616	$ 5,446,297	$ 4,797,533	$ 3,870,620

10Effective May 3, 2010, LAV Sub-Account changed its name from Lord Abbett Series Fund - All Value Portfolio VC.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	MIT Sub-Account		MFL Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income (loss)	$ 44,075	$ 95,689	$ (22,777)	$ 52,493
Net realized gains (losses)	104,258	(484,143)	(182,784)	(927,248)
Net change in unrealized appreciation/depreciation	1,232,389	2,420,468	1,942,648	3,829,914
Net increase from operations	1,380,722	2,032,014	1,737,087	2,955,159

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	191,279	57,579	62,209	83,886
Transfers between Sub-Accounts
(including the Fixed Account), net	(338,855)	(424,388)	(908,184)	(1,690,391)
Withdrawals, surrenders, annuitizations
and contract charges	(1,319,732)	(1,408,563)	(1,342,783)	(1,151,277)
Net accumulation activity	(1,467,308)	(1,775,372)	(2,188,758)	(2,757,782)

Annuitization Activity:
Annuitizations	-	-	19,102	-
Annuity payments and contract charges	(22,017)	(31,138)	(1,553)	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(22,513)	(29,913)	(71)	-
Net annuitization activity	(44,530)	(61,051)	17,478	-

Net decrease from contract owner transactions	(1,511,838)	(1,836,423)	(2,171,280)	(2,757,782)

Total (decrease) increase in net assets	(131,116)	195,591	(434,193)	197,377

Net assets at beginning of year	10,183,998	9,988,407	13,485,582	13,288,205
Net assets at end of year	$ 10,052,882	$ 10,183,998	$ 13,051,389	$ 13,485,582

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	BDS Sub-Account		MF7 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 55,232	$ 68,408	$ 124,995	$ 26,284
Net realized gains (losses)	7,067	(55,090)	151,781	(30,711)
Net change in unrealized appreciation/depreciation	95,415	324,761	205,323	374,354
Net increase from operations	157,714	338,079	482,099	369,927

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	33,495	451	1,743,126	2,084,426
Transfers between Sub-Accounts
(including the Fixed Account), net	239,031	365,725	2,010,755	1,091,326
Withdrawals, surrenders, annuitizations
and contract charges	(538,343)	(250,227)	(637,755)	(67,445)
Net accumulation activity	(265,817)	115,949	3,116,126	3,108,307

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(150)	(300)	-	-
Net annuitization activity	(150)	(300)	-	-

Net (decrease) increase from contract owner transactions	(265,967)	115,649	3,116,126	3,108,307

Total (decrease) increase in net assets	(108,253)	453,728	3,598,225	3,478,234

Net assets at beginning of year	1,685,704	1,231,976	4,131,004	652,770
Net assets at end of year	$ 1,577,451	$ 1,685,704	$ 7,729,229	$ 4,131,004

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	RGS Sub-Account		RG1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment (loss) income	$ (4,168)	$ 7,410	$ (7,512)	$ (2,340)
Net realized (losses) gains	(91,774)	(192,250)	52,457	(67,296)
Net change in unrealized appreciation/depreciation	378,158	666,314	85,981	248,184
Net increase from operations	282,216	481,474	130,926	178,548

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	436	46,725	84,436	332,113
Transfers between Sub-Accounts
(including the Fixed Account), net	(54,201)	(10,443)	10,074	197,113
Withdrawals, surrenders, annuitizations
and contract charges	(177,467)	(224,169)	(249,984)	(53,259)
Net accumulation activity	(231,232)	(187,887)	(155,474)	475,967

Annuitization Activity:
Annuitizations		-	-	-
Annuity payments and contract charges	(217)	(737)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(11,210)	278	-	-
Net annuitization activity	(11,427)	(459)	-	-

Net (decrease) increase from contract owner transactions	(242,660)	(188,346)	(155,474)	475,967

Total increase (decrease) in net assets	39,557	293,128	(24,548)	654,515

Net assets at beginning of year	2,025,487	1,732,359	898,361	243,846
Net assets at end of year	$ 2,065,044	$ 2,025,487	$ 873,813	$ 898,361

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	EME Sub-Account		EM1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment (loss) income	$ (5,112)	$ 6,510	$ (23,408)	$ 2,782
Net realized (losses) gains	(178,685)	(124,690)	151,445	138,166
Net change in unrealized appreciation/depreciation	355,128	474,372	315,650	432,542
Net increase from operations	171,331	356,192	443,687	573,490

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	10,000	622,398	486,616
Transfers between Sub-Accounts
(including the Fixed Account), net	(60,227)	200,588	769,362	403,156
Withdrawals, surrenders, annuitizations
and contract charges	(103,016)	(109,519)	(1,941,346)	(42,244)
Net accumulation activity	(163,243)	101,069	(549,586)	847,528

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(2,504)	(1,886)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(941)	(917)	-	-
Net annuitization activity	(3,445)	(2,803)	-	-

Net (decrease) increase from contract owner transactions	(166,688)	98,266	(549,586)	847,528

Total increase (decrease) in net assets	4,643	454,458	(105,899)	1,421,018

Net assets at beginning of year	1,011,981	557,523	2,230,012	808,994
Net assets at end of year	$ 1,016,624	$ 1,011,981	$ 2,124,113	$ 2,230,012

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	GGS Sub-Account		GG1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment (loss) income	$ (11,605)	$ 102,380	$ (358)	$ 849
Net realized gains (losses)	388	(24,280)	(626)	(499)
Net change in unrealized appreciation/depreciation	37,135	(59,332)	1,409	(2,065)
Net increase (decrease) from operations	25,918	18,768	425	(1,715)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	-	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(106,172)	23,951	-	15,551
Withdrawals, surrenders, annuitizations
and contract charges	(53,531)	(97,952)	(9,299)	(32,192)
Net accumulation activity	(159,703)	(74,001)	(9,299)	(16,641)

Annuitization Activity:
Annuitizations	3,959	-	-	-
Annuity payments and contract charges	(222)	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(120)	(22)	-	-
Net annuitization activity	3,617	(22)	-	-

Net decrease from contract owner transactions	(156,087)	(74,023)	(9,299)	(16,641)

Total decrease in net assets	(130,168)	(55,255)	(8,874)	(18,356)

Net assets at beginning of year	925,767	981,022	28,905	47,261
Net assets at end of year	$ 795,599	$ 925,767	$ 20,031	$ 28,905

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	GGR Sub-Account		GG2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment loss	$ (16,052)	$ (3,848)	$ (1,027)	$ (701)
Net realized gains	120,839	91,378	1,629	403
Net change in unrealized appreciation/depreciation	169,309	792,485	7,782	24,617
Net increase from operations	274,096	880,015	8,384	24,319

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,230	-	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(116,558)	(129,423)	3	(4,863)
Withdrawals, surrenders, annuitizations
and contract charges	(208,008)	(350,808)	(3,434)	(28)
Net accumulation activity	(322,336)	(480,231)	(3,431)	(4,891)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(6,003)	(5,112)	-	-
Transfers between Sub-Accounts, net	-		-
Adjustments to annuity reserves	(1,149)	(2,578)	-	-
Net annuitization activity	(7,152)	(7,690)	-	-

Net decrease from contract owner transactions	(329,488)	(487,921)	(3,431)	(4,891)

Total (decrease) increase in net assets	(55,392)	392,094	4,953	19,428

Net assets at beginning of year	2,983,945	2,591,851	87,432	68,004
Net assets at end of year	$ 2,928,553	$ 2,983,945	$ 92,385	$ 87,432

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	RES Sub-Account		RE1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment (loss) income	$ (1,301)	$ 13,897	$ (974)	$ (586)
Net realized gains (losses)	7,485	(145,089)	(129)	(10,959)
Net change in unrealized appreciation/depreciation	562,605	1,502,559	15,980	53,772
Net increase from operations	568,789	1,371,367	14,877	42,227

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	307	12,528	-	3,252
Transfers between Sub-Accounts
(including the Fixed Account), net	(67,578)	(184,013)	339	(21,739)
Withdrawals, surrenders, annuitizations
and contract charges	(478,157)	(495,889)	(1,770)	(51,383)
Net accumulation activity	(545,428)	(667,374)	(1,431)	(69,870)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(4,493)	(4,400)	-	-
Transfers between Sub-Accounts, net	-		-
Adjustments to annuity reserves	(10,631)	76	-	-
Net annuitization activity	(15,124)	(4,324)	-	-

Net decrease from contract owner transactions	(560,552)	(671,698)	(1,431)	(69,870)

Total increase (decrease) in net assets	8,237	699,669	13,446	(27,643)

Net assets at beginning of year	5,592,794	4,893,125	141,390	169,033
Net assets at end of year	$ 5,601,031	$ 5,592,794	$ 154,836	$ 141,390

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	GTR Sub-Account		GT2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010[14]	2009	2010[13]	2009
Operations:
Net investment (loss) income	$ (19,119)	$ 189,213	$ (150,331)	$ 3,759
Net realized (losses) gains	(97,541)	(79,805)	5,196	(18,522)
Net change in unrealized appreciation/depreciation	249,030	243,919	858,029	18,862
Net increase from operations	132,370	353,327	712,894	4,099

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	11,663	24,492	17,228,130	-
Transfers between Sub-Accounts
(including the Fixed Account), net	254,327	(7,162)	8,340,357	(6,898)
Withdrawals, surrenders, annuitizations
and contract charges	(321,027)	(173,320)	(140,019)	(35,166)
Net accumulation activity	(55,037)	(155,990)	25,428,468	(42,064)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(5,269)	(4,846)	-	-
Transfers between Sub-Accounts, net	-		-	-
Adjustments to annuity reserves	(1,528)	(2,250)	-	-
Net annuitization activity	(6,797)	(7,096)	-	-

Net (decrease) increase from contract owner transactions	(61,834)	(163,086)	25,428,468	(42,064)

Total increase (decrease) in net assets	70,536	190,241	26,141,362	(37,965)

Net assets at beginning of year	3,131,455	2,941,214	59,752	97,717
Net assets at end of year	$ 3,201,991	$ 3,131,455	$ 26,201,114	$ 59,752

13 Effective February, 8, 2010, GT2 Sub-Account changes its name from MFS Global Total Return.

14Effective February, 8, 2010, GTR Sub-Account changes its name from MFS Global Total Return.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	GSS Sub-Account		MFK Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 108,434	$ 194,026	$ 514,544	$ 416,934
Net realized gains	62,952	24,202	316,315	258,019
Net change in unrealized appreciation/depreciation	(5,312)	(61,016)	(31,824)	(166,281)
Net increase from operations	166,074	157,212	799,035	508,672

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	78,482	38,076	1,960,847	8,866,315
Transfers between Sub-Accounts
(including the Fixed Account), net	(212,365)	111,472	2,515,614	4,387,443
Withdrawals, surrenders, annuitizations
and contract charges	(644,774)	(839,876)	(2,361,460)	(1,444,672)
Net accumulation activity	(778,657)	(690,328)	2,115,001	11,809,086

Annuitization Activity:
Annuitizations	20,809	-	23,096	-
Annuity payments and contract charges	(6,982)	(6,348)	(1,881)	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(8,440)	(253)	(35)	-
Net annuitization activity	5,387	(6,601)	21,180	-

Net (decrease) increase from contract owner transactions	(773,270)	(696,929)	2,136,181	11,809,086

Total (decrease) increase in net assets	(607,196)	(539,717)	2,935,216	12,317,758

Net assets at beginning of year	4,973,849	5,513,566	28,215,172	15,897,414
Net assets at end of year	$ 4,366,653	$ 4,973,849	$ 31,150,388	$ 28,215,172

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	EGS Sub-Account		MFF Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment loss	$ (57,406)	$ (43,451)	$ (4,215)	$ (4,877)
Net realized gains (losses)	61,226	(65,848)	26,714	(122,610)
Net change in unrealized appreciation/depreciation	599,548	1,344,134	14,469	152,966
Net increase from operations	603,368	1,234,835	36,968	25,479

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,684	1,925	10,469	2,029
Transfers between Sub-Accounts
(including the Fixed Account), net	127,825	(50,062)	88,289	(332,253)
Withdrawals, surrenders, annuitizations
and contract charges	(438,891)	(378,672)	(45,196)	(33,213)
Net accumulation activity	(307,382)	(426,809)	53,562	(363,437)

Annuitization Activity:
Annuitizations	8,791	-	-	-
Annuity payments and contract charges	(2,022)	(7,379)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(6,985)	(2,395)	-	-
Net annuitization activity	(216)	(9,774)	-	-

Net (decrease) increase from contract owner transactions	(307,598)	(436,583)	53,562	(363,437)

Total increase (decrease) in net assets	295,770	798,252	90,530	(337,958)

Net assets at beginning of year	4,495,975	3,697,723	275,003	612,961
Net assets at end of year	$ 4,791,745	$ 4,495,975	$ 365,533	$ 275,003

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	HYS Sub-Account		MFC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 213,929	$ 229,847	$ 376,743	$ 402,093
Net realized losses	(131,594)	(328,652)	(205,768)	(950,062)
Net change in unrealized appreciation/depreciation	275,128	1,150,706	461,762	2,401,471
Net increase from operations	357,463	1,051,901	632,737	1,853,502

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	881	9,678	25,993	32,735
Transfers between Sub-Accounts
(including the Fixed Account), net	(86,415)	126,030	(312,983)	(1,366,977)
Withdrawals, surrenders, annuitizations
and contract charges	(522,206)	(732,874)	(455,600)	(413,605)
Net accumulation activity	(607,740)	(597,166)	(742,590)	(1,747,847)

Annuitization Activity:
Annuitizations	5,155	-	7,956	-
Annuity payments and contract charges	(594)	(998)	(648)	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(15,822)	(869)	(11)	-
Net annuitization activity	(11,261)	(1,867)	7,297	-

Net decrease from contract owner transactions	(619,001)	(599,033)	(735,293)	(1,747,847)

Total (decrease) increase in net assets	(261,538)	452,868	(102,556)	105,655

Net assets at beginning of year	2,866,530	2,413,662	5,158,525	5,052,870
Net assets at end of year	$ 2,604,992	$ 2,866,530	$ 5,055,969	$ 5,158,525

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	IGS Sub-Account		IG1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment loss	$ (3,356)	$ (1,574)	$ (7,475)	$ (3,453)
Net realized losses	(78,752)	(91,807)	(47,625)	(50,572)
Net change in unrealized appreciation/depreciation	197,991	386,672	154,684	185,832
Net increase from operations	115,883	293,291	99,584	131,807

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	435	4,030	150,396	200,290
Transfers between Sub-Accounts
(including the Fixed Account), net	(77,453)	(25,809)	(44,410)	25,325
Withdrawals, surrenders, annuitizations
and contract charges	(144,673)	(98,994)	(49,313)	(30,242)
Net accumulation activity	(221,691)	(120,773)	56,673	195,373

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(3,684)	(3,589)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(10,948)	(839)	-	-
Net annuitization activity	(14,632)	(4,428)	-	-

Net (decrease) increase from contract owner transactions	(236,323)	(125,201)	56,673	195,373

Total (decrease) increase in net assets	(120,440)	168,090	156,257	327,180

Net assets at beginning of year	1,091,374	923,284	635,964	308,784
Net assets at end of year	$ 970,934	$ 1,091,374	$ 792,221	$ 635,964

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	MII Sub-Account		MI1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income (loss)	$ 5,535	$ 33,975	$ (41,376)	$ 187,947
Net realized losses	(77,900)	(69,398)	(371,166)	(1,659,678)
Net change in unrealized appreciation/depreciation	192,692	429,927	1,384,514	4,316,649
Net increase from operations	120,327	394,504	971,972	2,844,918

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	-	280,005	490,581
Transfers between Sub-Accounts
(including the Fixed Account), net	(178,280)	12,446	961,940	(2,189,346)
Withdrawals, surrenders, annuitizations
and contract charges	(201,105)	(108,869)	(919,826)	(498,361)
Net accumulation activity	(379,385)	(96,423)	322,119	(2,197,126)

Annuitization Activity:
Annuitizations	11,856	-	-	-
Annuity payments and contract charges	(2,820)	(1,883)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(991)	(1,180)	-	-
Net annuitization activity	8,045	(3,063)	-	-

Net (decrease) increase from contract owner transactions	(371,340)	(99,486)	322,119	(2,197,126)

Total (decrease) increase in net assets	(251,013)	295,018	1,294,091	647,792

Net assets at beginning of year	2,095,242	1,800,224	12,290,231	11,642,439
Net assets at end of year	$ 1,844,229	$ 2,095,242	$ 13,584,322	$ 12,290,231

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	MIS Sub-Account		M1B Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment loss	$ (101,984)	$ (16,818)	$ (19,707)	$ (14,001)
Net realized gains (losses)	139,714	63,884	(8,705)	(92,359)
Net change in unrealized appreciation/depreciation	956,113	787,993	148,005	486,497
Net increase from operations	993,843	835,059	119,593	380,137

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	88,818	243,792	2,235	1,726
Transfers between Sub-Accounts
(including the Fixed Account), net	(264,566)	8,017,829	(119,750)	(4,703)
Withdrawals, surrenders, annuitizations
and contract charges	(1,532,949)	(630,219)	(232,647)	(152,344)
Net accumulation activity	(1,708,697)	7,631,402	(350,162)	(155,321)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(8,779)	(15,256)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(3,521)	(11,134)	-	-
Net annuitization activity	(12,300)	(26,390)	-	-

Net (decrease) increase from contract owner transactions	(1,720,997)	7,605,012	(350,162)	(155,321)

Total (decrease) increase in net assets	(727,154)	8,440,071	(230,569)	224,816

Net assets at beginning of year	10,437,241	1,997,170	1,323,197	1,098,381
Net assets at end of year	$ 9,710,087	$ 10,437,241	$ 1,092,628	$ 1,323,197

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	MC1 Sub-Account		MMS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment loss	$ (3,375)	$ (3,636)	$ (61,047)	$ (91,631)
Net realized gains (losses)	2,633	(32,520)	-	-
Net change in unrealized appreciation/depreciation	46,250	103,400	-	-
Net increase (decrease) from operations	45,508	67,244	(61,047)	(91,631)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	800	164	222,986	98,493
Transfers between Sub-Accounts
(including the Fixed Account), net	(26,293)	(42,091)	82,740	889,415
Withdrawals, surrenders, annuitizations
and contract charges	(44,689)	(34,320)	(1,144,619)	(2,881,476)
Net accumulation activity	(70,182)	(76,247)	(838,893)	(1,893,568)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	(10,094)	(10,541)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(1,000)	(1,158)
Net annuitization activity	-	-	(11,094)	(11,699)

Net decrease from contract owner transactions	(70,182)	(76,247)	(849,987)	(1,905,267)

Total decrease in net assets	(24,674)	(9,003)	(911,034)	(1,996,898)

Net assets at beginning of year	196,602	205,605	4,923,201	6,920,099
Net assets at end of year	$ 171,928	$ 196,602	$ 4,012,167	$ 4,923,201

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	MM1 Sub-Account		NWD Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment loss	$ (193,218)	$ (215,826)	$ (14,433)	$ (10,792)
Net realized gains (losses)	3	-	38,895	(38,621)
Net change in unrealized appreciation/depreciation	-	-	310,912	443,044
Net (decrease) increase from operations	(193,215)	(215,826)	335,374	393,631

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	54,676	99,939	654	13,004
Transfers between Sub-Accounts
(including the Fixed Account), net	2,278,746	1,415,300	16,154	126,972
Withdrawals, surrenders, annuitizations
and contract charges	(3,381,835)	(2,869,338)	(159,898)	(94,456)
Net accumulation activity	(1,048,413)	(1,354,099)	(143,090)	45,520

Annuitization Activity:
Annuitizations	35,606	-	5,408	-
Annuity payments and contract charges	(2,895)	-	(2,327)	(1,450)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(108)	-	(2,234)	(1,945)
Net annuitization activity	32,603	-	847	(3,395)

Net (decrease) increase from contract owner transactions	(1,015,810)	(1,354,099)	(142,243)	42,125

Total (decrease) increase in net assets	(1,209,025)	(1,569,925)	193,131	435,756

Net assets at beginning of year	11,357,193	12,927,118	1,047,811	612,055
Net assets at end of year	$ 10,148,168	$ 11,357,193	$ 1,240,942	$ 1,047,811

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	M1A Sub-Account		RIS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment (loss) income	$ (108,384)	$ (108,289)	$ (229)	$ 11,305
Net realized losses	(134,004)	(1,072,797)	(72,393)	(186,222)
Net change in unrealized appreciation/depreciation	2,163,683	4,314,670	129,457	374,600
Net increase from operations	1,921,295	3,133,584	56,835	199,683

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	23,739	37,546	151	113
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,520,403)	(2,086,546)	(13,203)	(29,094)
Withdrawals, surrenders, annuitizations
and contract charges	(660,414)	(510,570)	(99,359)	(108,814)
Net accumulation activity	(2,157,078)	(2,559,570)	(112,411)	(137,795)

Annuitization Activity:
Annuitizations	8,394	-	-	-
Annuity payments and contract charges	(686)	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	21	-	-	-
Net annuitization activity	7,729	-	-	-

Net decrease from contract owner transactions	(2,149,349)	(2,559,570)	(112,411)	(137,795)

Total (decrease) increase in net assets	(228,054)	574,014	(55,576)	61,888

Net assets at beginning of year	6,706,465	6,132,451	759,808	697,920
Net assets at end of year	$ 6,478,411	$ 6,706,465	$ 704,232	$ 759,808

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	RI1 Sub-Account		SIS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment (loss) income	$ (44,289)	$ 91,477	$ 70,727	$ 121,482
Net realized losses	(726,567)	(1,359,270)	(55,475)	(62,398)
Net change in unrealized appreciation/depreciation	1,426,073	3,187,337	128,607	253,876
Net increase from operations	655,217	1,919,544	143,859	312,960

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	142,875	375,808	(64)	11,891
Transfers between Sub-Accounts
(including the Fixed Account), net	240,686	(982,305)	392,732	231,598
Withdrawals, surrenders, annuitizations
and contract charges	(596,743)	(531,065)	(279,803)	(124,761)
Net accumulation activity	(213,182)	(1,137,562)	112,865	118,728

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net (decrease) increase from contract owner transactions	(213,182)	(1,137,562)	112,865	118,728

Total increase in net assets	442,035	781,982	256,724	431,688

Net assets at beginning of year	7,569,396	6,787,414	1,596,523	1,164,835
Net assets at end of year	$ 8,011,431	$ 7,569,396	$ 1,853,247	$ 1,596,523

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	SI1 Sub-Account		TE1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009[5]
Operations:
Net investment income (loss)	$ 6,649	$ 13,054	$ (16)	$ (21)
Net realized (losses) gains	(3,037)	(5,717)	638	4
Net change in unrealized appreciation/depreciation	11,416	28,661	(567)	567
Net increase from operations	15,028	35,998	55	550

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	500	-	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	16,605	15,923	(2,730)	2,132
Withdrawals, surrenders, annuitizations
and contract charges	(22,308)	(17,525)	(7)	-
Net accumulation activity	(5,203)	(1,602)	(2,737)	2,132

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net (decrease) increase from contract owner transactions	(5,203)	(1,602)	(2,737)	2,132

Total increase (decrease) in net assets	9,825	34,396	(2,682)	2,682

Net assets at beginning of year	183,261	148,865	2,682	-
Net assets at end of year	$ 193,086	$ 183,261	$ -	$ 2,682

5 Commencement of operations was August 27, 2001; first activity in 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	TRS Sub-Account		MFJ Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 219,011	$ 410,314	$ 628,698	$ 1,115,356
Net realized losses	(192,609)	(573,494)	(2,048,241)	(3,547,527)
Net change in unrealized appreciation/depreciation	1,244,192	2,562,285	6,686,931	11,713,052
Net increase from operations	1,270,594	2,399,105	5,267,388	9,280,881

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	159,864	258,412	2,424,548	6,765,880
Transfers between Sub-Accounts
(including the Fixed Account), net	(47,386)	(325,613)	(854,588)	1,291,759
Withdrawals, surrenders, annuitizations
and contract charges	(2,817,327)	(2,249,091)	(5,420,776)	(5,776,613)
Net accumulation activity	(2,704,849)	(2,316,292)	(3,850,816)	2,281,026

Annuitization Activity:
Annuitizations	7,834	-	-	16,864
Annuity payments and contract charges	(3,076)	(51,019)	(3,585)	(904)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(26,108)	(60,823)	(251)	(27)
Net annuitization activity	(21,350)	(111,842)	(3,836)	15,933

Net (decrease) increase from contract owner transactions	(2,726,199)	(2,428,134)	(3,854,652)	2,296,959

Total (decrease) increase in net assets	(1,455,605)	(29,029)	1,412,736	11,577,840

Net assets at beginning of year	16,396,471	16,425,500	70,351,705	58,773,865
Net assets at end of year	$ 14,940,866	$ 16,396,471	$ 71,764,441	$ 70,351,705

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	UTS Sub-Account		MFE Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 94,577	$ 185,973	$ 100,982	$ 101,291
Net realized gains (losses)	71,526	241,071	(479,144)	(301,909)
Net change in unrealized appreciation/depreciation	392,541	943,353	1,318,521	1,507,388
Net increase from operations	558,644	1,370,397	940,359	1,306,770

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	22,649	24,062	791,260	1,580,601
Transfers between Sub-Accounts
(including the Fixed Account), net	(159,195)	(321,359)	546,426	986,559
Withdrawals, surrenders, annuitizations
and contract charges	(990,238)	(956,444)	(345,128)	(140,570)
Net accumulation activity	(1,126,784)	(1,253,741)	992,558	2,426,590

Annuitization Activity:
Annuitizations	10,000	-	-	-
Annuity payments and contract charges	(7,565)	(11,427)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(12,761)	(3,642)	-	-
Net annuitization activity	(10,326)	(15,069)	-	-

Net (decrease) increase from contract owner transactions	(1,137,110)	(1,268,810)	992,558	2,426,590

Total (decrease) increase in net assets	(578,466)	101,587	1,932,917	3,733,360

Net assets at beginning of year	5,562,172	5,460,585	6,719,710	2,986,350
Net assets at end of year	$ 4,983,706	$ 5,562,172	$ 8,652,627	$ 6,719,710

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	MVS Sub-Account		MV1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income (loss)	$ 1,940	$ 11,261	$ (55,835)	$ (13,571)
Net realized losses	(125,314)	(209,667)	(176,477)	(795,066)
Net change in unrealized appreciation/depreciation	352,291	619,085	1,274,518	2,578,856
Net increase from operations	228,917	420,679	1,042,206	1,770,219

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	15,066	28,813	561,342	2,400,665
Transfers between Sub-Accounts
(including the Fixed Account), net	(738)	(197,640)	(196,026)	1,624,823
Withdrawals, surrenders, annuitizations
and contract charges	(518,024)	(330,021)	(759,886)	(387,611)
Net accumulation activity	(503,696)	(498,848)	(394,570)	3,637,877

Annuitization Activity:
Annuitizations	8,074	-	-	-
Annuity payments and contract charges	(463)	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(504)	(412)	-	-
Net annuitization activity	7,107	(412)	-	-

Net (decrease) increase from contract owner transactions	(496,589)	(499,260)	(394,570)	3,637,877

Total (decrease) increase in net assets	(267,672)	(78,581)	647,636	5,408,096

Net assets at beginning of year	2,732,401	2,810,982	10,840,008	5,431,912
Net assets at end of year	$ 2,464,729	$ 2,732,401	$ 11,487,644	$ 10,840,008

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	VKM Sub-Account		OBV Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010[15]	2009	2010	2009
Operations:
Net investment loss	$ (11,967)	$ (6,037)	$ (7,728)	$ (9,803)
Net realized gains (losses)	108,571	29,053	8,741	(30,287)
Net change in unrealized appreciation/depreciation	54,639	104,444	130,320	158,996
Net increase from operations	151,243	127,460	131,333	118,906

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	106,201	117,661	67,000	761,447
Transfers between Sub-Accounts
(including the Fixed Account), net	(397,509)	592,977	34,840	171,193
Withdrawals, surrenders, annuitizations
and contract charges	(61,183)	(2,645)	(31,681)	(3,130)
Net accumulation activity	(352,491)	707,993	70,159	929,510

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net (decrease) increase from contract owner transactions	(352,491)	707,993	70,159	929,510

Total (decrease) increase in net assets	(201,248)	835,453	201,492	1,048,416

Net assets at beginning of year	862,564	27,111	1,186,479	138,063
Net assets at end of year	$ 661,316	$ 862,564	$ 1,387,971	$ 1,186,479

15Effective June 1, 2010, VKM Sub-Account changed its name from Van Kampen UIF Mid Cap Growth Portfolio (Class II).

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	OCA Sub-Account		OGG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment (loss) income	$ (36,623)	$ (30,280)	$ (16,228)	$ 7,339
Net realized losses	(8,984)	(89,346)	(171,120)	(257,452)
Net change in unrealized appreciation/depreciation	211,102	729,812	687,055	1,192,559
Net increase from operations	165,495	610,186	499,707	942,446

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	52,915	204,327	310,068	181,800
Transfers between Sub-Accounts
(including the Fixed Account), net	153,932	51,112	(188,389)	(197,260)
Withdrawals, surrenders, annuitizations
and contract charges	(206,235)	(129,662)	(253,243)	(131,991)
Net accumulation activity	612	125,777	(131,564)	(147,451)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	612	125,777	(131,564)	(147,451)

Total increase in net assets	166,107	735,963	368,143	794,995

Net assets at beginning of year	2,129,262	1,393,299	3,449,686	2,654,691
Net assets at end of year	$ 2,295,369	$ 2,129,262	$ 3,817,829	$ 3,449,686

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	OMG Sub-Account		OMS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment loss	$ (313,773)	$ (24,202)	$ (10,879)	$ (6,760)
Net realized losses	(1,778,176)	(4,495,842)	(14,837)	(51,227)
Net change in unrealized appreciation/depreciation	7,300,249	14,364,866	210,806	369,428
Net increase from operations	5,208,300	9,844,822	185,090	311,441

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	263,225	311,426	1,039	450
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,986,156)	(4,991,833)	(47,932)	150,941
Withdrawals, surrenders, annuitizations
and contract charges	(3,591,377)	(2,774,943)	(24,208)	(8,946)
Net accumulation activity	(5,314,308)	(7,455,350)	(71,101)	142,445

Annuitization Activity:
Annuitizations	38,277	-	-	-
Annuity payments and contract charges	(3,106)	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(203)	-	-	-
Net annuitization activity	34,968	-	-	-

Net (decrease) increase from contract owner transactions	(5,279,340)	(7,455,350)	(71,101)	142,445

Total (decrease) increase in net assets	(71,040)	2,389,472	113,989	453,886

Net assets at beginning of year	40,699,179	38,309,707	905,824	451,938
Net assets at end of year	$ 40,628,139	$ 40,699,179	$ 1,019,813	$ 905,824

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	PRA Sub-Account		PCR Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 14,607	$ 10,404	$ 640,097	$ 141,304
Net realized (losses) gains	(1,974)	(5,751)	50,777	(442,932)
Net change in unrealized appreciation/depreciation	13,537	30,601	351,323	1,287,475
Net increase from operations	26,170	35,254	1,042,197	985,847

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	580	518	717,498	930,452
Transfers between Sub-Accounts
(including the Fixed Account), net	44,603	(6,913)	293,072	428,515
Withdrawals, surrenders, annuitizations
and contract charges	(1,758)	(4,094)	(202,919)	(134,057)
Net accumulation activity	43,425	(10,489)	807,651	1,224,910

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	43,425	(10,489)	807,651	1,224,910

Total increase in net assets	69,595	24,765	1,849,848	2,210,757

Net assets at beginning of year	209,123	184,358	4,080,560	1,869,803
Net assets at end of year	$ 278,718	$ 209,123	$ 5,930,408	$ 4,080,560

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	PMB Sub-Account		6TT Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009[6]
Operations:
Net investment income	$ 46,317	$ 32,251	$ 679,106	$ 8,168
Net realized losses (gains)	(923)	(26,897)	163,664	9,421
Net change in unrealized appreciation/depreciation	89,011	171,059	2,518,313	(25,609)
Net increase (decrease) from operations	134,405	176,413	3,361,083	(8,020)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	296,016	185,762	32,066,957	1,270,808
Transfers between Sub-Accounts
(including the Fixed Account), net	317,204	145,868	13,302,400	2,127,679
Withdrawals, surrenders, annuitizations
and contract charges	(88,288)	(27,004)	(516,561)	(4,581)
Net accumulation activity	524,932	304,626	44,852,796	3,393,906

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	524,932	304,626	44,852,796	3,393,906

Total increase in net assets	659,337	481,039	48,213,879	3,385,886

Net assets at beginning of year	1,107,240	626,201	3,385,886	-
Net assets at end of year	$ 1,766,577	$ 1,107,240	$ 51,599,765	$ 3,385,886

6For the period August 17, 2009 (commencement of operations) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	PRR Sub-Account		PTR Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment (loss) income	$ (21,020)	$ 95,490	$ 206,518	$ 774,611
Net realized gains	94,765	212,690	1,095,462	999,488
Net change in unrealized appreciation/depreciation	383,969	747,930	404,126	684,164
Net increase from operations	457,714	1,056,110	1,706,106	2,458,263

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	55,344	114,996	206,624	297,878
Transfers between Sub-Accounts
(including the Fixed Account), net	171,998	682,162	2,621,655	5,770,081
Withdrawals, surrenders, annuitizations
and contract charges	(451,278)	(721,424)	(1,661,425)	(1,572,578)
Net accumulation activity	(223,936)	75,734	1,166,854	4,495,381

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net (decrease) increase from contract owner transactions	(223,936)	75,734	1,166,854	4,495,381

Total increase in net assets	233,778	1,131,844	2,872,960	6,953,644

Net assets at beginning of year	7,423,519	6,291,675	26,735,166	19,781,522
Net assets at end of year	$ 7,657,297	$ 7,423,519	$ 29,608,126	$ 26,735,166

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	3XX Sub-Account		5XX Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment (loss) income	$ (1,623)	$ 1,031	$ (61,236)	$ (910)
Net realized gains	2,527	2,481	135,302	77,190
Net change in unrealized appreciation/depreciation	3,698	4,122	121,677	65,486
Net increase from operations	4,602	7,634	195,743	141,766

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	55,998	58,516	3,782,103	3,075,805
Transfers between Sub-Accounts
(including the Fixed Account), net	10,344	15,131	3,960,853	1,426,745
Withdrawals, surrenders, annuitizations
and contract charges	(948)	(146)	(268,001)	(22,572)
Net accumulation activity	65,394	73,501	7,474,955	4,479,978

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	65,394	73,501	7,474,955	4,479,978

Total increase in net assets	69,996	81,135	7,670,698	4,621,744

Net assets at beginning of year	81,135	-	4,739,999	118,255
Net assets at end of year	$ 151,131	$ 81,135	$ 12,410,697	$ 4,739,999

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	SSA Sub-Account		VSC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010[1]	2009	2010[2]	2009
Operations:
Net investment loss	$ (15,189)	$ (3,282)	$ (125,210)	$ (118,740)
Net realized gains (losses)	22,808	(95,991)	(31,299)	(1,715,570)
Net change in unrealized appreciation/depreciation	94,294	200,050	1,842,628	4,477,558
Net increase from operations	101,913	100,777	1,686,119	2,643,248

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	53,329	428,508	123,441	297,130
Transfers between Sub-Accounts
(including the Fixed Account), net	(91,236)	88,857	(1,041,588)	(1,465,166)
Withdrawals, surrenders, annuitizations
and contract charges	(71,159)	(7,457)	(401,785)	(292,598)
Net accumulation activity	(109,066)	509,908	(1,319,932)	(1,460,634)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net (decrease) increase from contract owner transactions	(109,066)	509,908	(1,319,932)	(1,460,634)

Total (decrease) increase in net assets	(7,153)	610,685	366,187	1,182,614

Net assets at beginning of year	889,378	278,693	7,896,026	6,713,412
Net assets at end of year	$ 882,225	$ 889,378	$ 8,262,213	$ 7,896,026

1 Effective November 15, 2010, SSA Sub-Account changed its name from SC Oppenheimer Large Cap Core Fund S Class.
2 Effective November 15, 2010, VSC Sub-Account changed its name from SC Oppenheimer Main Street Small Cap Fund S Class.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	2XX Sub-Account		SVV Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010[4]	2009	2010	2009
Operations:
Net investment loss	$ (10,103)	$ (2,505)	$ (270,807)	$ (150,076)
Net realized gains (loss)	86,105	19,204	355,062	(464,041)
Net change in unrealized appreciation/depreciation	50,304	64,874	1,968,705	3,866,657
Net increase from operations	126,306	81,573	2,052,960	3,252,540

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	75,446	342,207	1,837,657	8,700,258
Transfers between Sub-Accounts
(including the Fixed Account), net	24,724	80,140	374,035	1,663,790
Withdrawals, surrenders, annuitizations
and contract charges	(6,819)	(1,547)	(630,289)	(409,459)
Net accumulation activity	93,351	420,800	1,581,403	9,954,589

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	93,351	420,800	1,581,403	9,954,589

Total increase in net assets	219,657	502,373	3,634,363	13,207,129

Net assets at beginning of year	519,602	17,229	16,827,227	3,620,098
Net assets at end of year	$ 739,259	$ 519,602	$ 20,461,590	$ 16,827,227

4 Effective May 3, 2010, 2XX Sub-Account changed its name from SC Dreman Small Cap Value Fund.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	SGC Sub-Account		S13 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment loss	$ (96,919)	$ (23,935)	$ (22,949)	$ (1,852)
Net realized gains	576,184	716,850	99,774	68,609
Net change in unrealized appreciation/depreciation	591,245	1,465,691	173,765	122,599
Net increase from operations	1,070,510	2,158,606	250,590	189,356

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	8,041	36,666	269,591	525,251
Transfers between Sub-Accounts
(including the Fixed Account), net	(46,537)	3,753,756	390,300	192,511
Withdrawals, surrenders, annuitizations
and contract charges	(529,321)	(306,620)	(111,216)	(3,437)
Net accumulation activity	(567,817)	3,483,802	548,675	714,325

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net (decrease) increase from contract owner transactions	(567,817)	3,483,802	548,675	714,325

Total increase in net assets	502,693	5,642,408	799,265	903,681

Net assets at beginning of year	5,667,534	25,126	1,060,916	157,235
Net assets at end of year	$ 6,170,227	$ 5,667,534	$ 1,860,181	$ 1,060,916

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	SDC Sub-Account		S15 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009[3]
Operations:
Net investment (loss) income	$ (95,681)	$ 101,896	$ (42,997)	$ 3,802
Net realized gains	224,989	584,351	51,561	76,907
Net change in unrealized appreciation/depreciation	250,737	337,098	8,269	(2,778)
Net increase from operations	380,045	1,023,345	16,833	77,931

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	322,476	445,575	1,750,426	1,615,995
Transfers between Sub-Accounts
(including the Fixed Account), net	2,551,052	54,038,997	2,003,823	1,602,741
Withdrawals, surrenders, annuitizations
and contract charges	(4,339,322)	(3,511,150)	(232,588)	(95,568)
Net accumulation activity	(1,465,794)	50,973,422	3,521,661	3,123,168

Annuitization Activity:
Annuitizations	76,862	-	-	-
Annuity payments and contract charges	(6,257)	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(156)	-	-	-
Net annuitization activity	70,449	-	-	-

Net (decrease) increase from contract owner transactions	(1,395,345)	50,973,422	3,521,661	3,123,168

Total (decrease) increase in net assets	(1,015,300)	51,996,767	3,538,494	3,201,099

Net assets at beginning of year	54,201,117	2,204,350	6,334,178	3,133,079
Net assets at end of year	$ 53,185,817	$ 54,201,117	$ 9,872,672	$ 6,334,178

3 For the period February 23, 2009 (commencement of operations) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	7XX Sub-Account		6XX Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010[7]	2009
Operations:
Net investment loss	$ (429,524)	$ (226,069)	$ (122,106)	$ (103,488)
Net realized gains	1,285,501	88,108	821,796	85,273
Net change in unrealized appreciation/depreciation	6,227,310	3,427,770	2,106,790	1,133,463
Net increase from operations	7,083,287	3,289,809	2,806,480	1,115,248

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	31,742,985	20,040,136	17,593,724	9,552,238
Transfers between Sub-Accounts
(including the Fixed Account), net	17,567,847	9,291,666	9,287,472	7,255,255
Withdrawals, surrenders, annuitizations
and contract charges	(1,656,167)	(230,201)	(1,673,977)	(208,793)
Net accumulation activity	47,654,665	29,101,601	25,207,219	16,598,700

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	47,654,665	29,101,601	25,207,219	16,598,700

Total increase in net assets	54,737,952	32,391,410	28,013,699	17,713,948

Net assets at beginning of year	33,296,186	904,776	18,668,148	954,200
Net assets at end of year	$ 88,034,138	$ 33,296,186	$ 46,681,847	$ 18,668,148

7 Effective November 15, 2010, 6XX Sub-Account changed its name from SC Ibbotson Moderate Fund S Class.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	8XX Sub-Account		1XX Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010[8]	2009
Operations:
Net investment loss	$ (124,851)	$ (200,416)	$ (10,719)	$ (2,413)
Net realized gains	977,853	398,688	85,825	21,063
Net change in unrealized appreciation/depreciation	3,394,721	3,086,717	88,440	30,458
Net increase from operations	4,247,723	3,284,989	163,546	49,108

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	5,109,416	17,711,649	65,125	427,706
Transfers between Sub-Accounts
(including the Fixed Account), net	5,187,943	5,233,878	26,711	123,206
Withdrawals, surrenders, annuitizations
and contract charges	(812,356)	(133,019)	(36,029)	(1,574)
Net accumulation activity	9,485,003	22,812,508	55,807	549,338

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	9,485,003	22,812,508	55,807	549,338

Total increase in net assets	13,732,726	26,097,497	219,353	598,446

Net assets at beginning of year	27,632,861	1,535,364	599,331	885
Net assets at end of year	$ 41,365,587	$ 27,632,861	$ 818,684	$ 599,331

8 Effective May 3, 2010, 1XX Sub-Account changed its name from SC AIM Small Cap Growth Fund S Class.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	SLC Sub-Account		S12 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment loss	$ (490,570)	$ (259,867)	$ (15,599)	$ (2,721)
Net realized gains	2,975,372	4,726,845	56,763	69,165
Net change in unrealized appreciation/depreciation	1,745,990	7,314,812	108,197	130
Net increase from operations	4,230,792	11,781,790	149,361	66,574

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	224,720	221,610	103,739	561,668
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,587,216)	19,221,328	171,118	92,689
Withdrawals, surrenders, annuitizations
and contract charges	(2,448,414)	(1,730,911)	(29,278)	(5,700)
Net accumulation activity	(3,810,910)	17,712,027	245,579	648,657

Annuitization Activity:
Annuitizations	24,086	-	-	-
Annuity payments and contract charges	(1,959)	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(79)	-	-	-
Net annuitization activity	22,048	-	-	-

Net (decrease) increase from contract owner transactions	(3,788,862)	17,712,027	245,579	648,657

Total increase in net assets	441,930	29,493,817	394,940	715,231

Net assets at beginning of year	29,493,817	-	760,292	45,061
Net assets at end of year	$ 29,935,747	$ 29,493,817	$ 1,155,232	$ 760,292

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	S14 Sub-Account		4XX Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 94,617	$ 70,836	$ 76,780	$ 29,601
Net realized gains	99,396	6,282	348,890	244,313
Net change in unrealized appreciation/depreciation	(13,603)	193,127	781,184	201,389
Net increase from operations	180,410	270,245	1,206,854	475,303

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	209,369	597,282	12,286,456	10,730,089
Transfers between Sub-Accounts
(including the Fixed Account), net	167,392	165,456	8,089,579	6,670,599
Withdrawals, surrenders, annuitizations
and contract charges	(82,041)	(64,998)	(929,978)	(135,775)
Net accumulation activity	294,720	697,740	19,446,057	17,264,913

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	294,720	697,740	19,446,057	17,264,913

Total increase in net assets	475,130	967,985	20,652,911	17,740,216

Net assets at beginning of year	1,551,299	583,314	18,264,953	524,737
Net assets at end of year	$ 2,026,429	$ 1,551,299	$ 38,917,864	$ 18,264,953

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	S16 Sub-Account		LGF Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment loss	$ (32,274)	$ (26,560)	$ (5,845)	$ (6,556)
Net realized (losses) gains	(51,937)	(202,654)	92,459	103,917
Net change in unrealized appreciation/depreciation	469,884	666,010	52,041	54,684
Net increase from operations	385,673	436,796	138,655	152,045

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	138,927	114,814	8,150	88,254
Transfers between Sub-Accounts
(including the Fixed Account), net	(166,933)	109,153	(34,167)	(535,376)
Withdrawals, surrenders, annuitizations
and contract charges	(122,419)	(62,615)	(5,461)	(3,932)
Net accumulation activity	(150,425)	161,352	(31,478)	(451,054)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net (decrease) increase from contract owner transactions	(150,425)	161,352	(31,478)	(451,054)

Total increase (decrease) in net assets	235,248	598,148	107,177	(299,009)

Net assets at beginning of year	1,827,269	1,229,121	212,194	511,203
Net assets at end of year	$ 2,062,517	$ 1,827,269	$ 319,371	$ 212,194

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	SC3 Sub-Account		SRE Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 27,001	$ 4,909	$ 829,315	$ 120,234
Net realized gains (losses)	3,519	(184,562)	(910,119)	(5,920,261)
Net change in unrealized appreciation/depreciation	5,860	294,690	1,272,524	9,089,147
Net increase from operations	36,380	115,037	1,191,720	3,289,120

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	797	298	367,452	207,755
Transfers between Sub-Accounts
(including the Fixed Account), net	(13,055)	(98,705)	(104,991)	(2,171,332)
Withdrawals, surrenders, annuitizations
and contract charges	(98,128)	(29,951)	(760,656)	(600,781)
Net accumulation activity	(110,386)	(128,358)	(498,195)	(2,564,358)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net decrease from contract owner transactions	(110,386)	(128,358)	(498,195)	(2,564,358)

Total (decrease) increase in net assets	(74,006)	(13,321)	693,525	724,762

Net assets at beginning of year	308,282	321,603	9,548,795	8,824,033
Net assets at end of year	$ 234,276	$ 308,282	$ 10,242,320	$ 9,548,795

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	IGB Sub-Account		CMM Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income (loss)	$ 94,393	$ 61,438	$ (110,293)	$ (62,214)
Net realized gains (losses)	31,947	(74,564)	-	-
Net change in unrealized appreciation/depreciation	169,606	392,569	-	-
Net increase (decrease) from operations	295,946	379,443	(110,293)	(62,214)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,726,627	1,222,307	817,307	2,438,375
Transfers between Sub-Accounts
(including the Fixed Account), net	1,638,752	1,129,828	881,602	3,064,387
Withdrawals, surrenders, annuitizations
and contract charges	(186,936)	(87,476)	(1,609,713)	(1,191,272)
Net accumulation activity	4,178,443	2,264,659	89,196	4,311,490

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	4,178,443	2,264,659	89,196	4,311,490

Total increase (decrease) in net assets	4,474,389	2,644,102	(21,097)	4,249,276

Net assets at beginning of year	4,119,285	1,475,183	5,660,356	1,411,080
Net assets at end of year	$ 8,593,674	$ 4,119,285	$ 5,639,259	$ 5,660,356

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	WTF Sub-Account
	December 31,	December 31,
	2010	2009
Operations:
Net investment loss	$ (220)	$ (349)
Net realized gains (losses)	571	(1,565)
Net change in unrealized appreciation/depreciation	3,170	11,624
Net increase from operations	3,521	9,710

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	112	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(2,759)	(5,112)
Withdrawals, surrenders, annuitizations
and contract charges	(9,901)	(313)
Net accumulation activity	(12,548)	(5,425)

Annuitization Activity:
Annuitizations	-	-
Annuity payments and contract charges	-	-
Transfers between Sub-Accounts, net	-	-
Adjustments to annuity reserves	-	-
Net annuitization activity	-	-

Net decrease from contract owner transactions	(12,548)	(5,425)

Total (decrease) increase in net assets	(9,027)	4,285

Net assets at beginning of year	21,976	17,691
Net assets at end of year	$ 12,949	$ 21,976

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2010

1. BUSINESS AND ORGANIZATION

Sun Life (N.Y.) Variable Account C (the “Variable Account”) is a separate account of Sun Life Insurance and Annuity Company of New York (the “Sponsor”), a wholly owned subsidiary of Sun Life Assurance Company of Canada (U.S.) and was established on October 18, 1985 as a funding vehicle as a funding vehicle for the variable portion of Regatta NY contracts, Regatta Gold NY contracts, Regatta Extra NY contracts, Sun Life Financial Masters Flex NY contracts, Sun Life Financial Masters Extra NY contracts, Sun Life Financial Masters Access NY contracts, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY contracts (the “Contracts”) and certain other fixed and variable annuity contracts issued by the Sponsor.  The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the New York Insurance Department.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended.  The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities.  Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General
The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from these estimates.

Investment Valuation and Transactions
Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2010.  Transactions are recorded on a trade date basis.  Realized gains and losses on sales of investments are determined on the first in, first out basis.  Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units
The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received.  The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 4.

Purchase Payments
Upon issuance of new contracts, the initial purchase payment is credited to the contract in the form of units.  All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers
Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt.  In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”.  The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Withdrawals
At any time during the accumulation phase (the period before the first annuity payment), the contract owner may elect to receive a cash withdrawal payment under the contract.  If the contract owner requests a full withdrawal, the contract owner will receive the value of their account at the end of period, less the contract maintenance charge for the current contract year and any applicable withdrawal charge.

If the contract owner requests a partial withdrawal, the contract owner will receive the amount requested less any applicable withdrawal charge and the account value will be reduced by the amount requested.  Any requests for partial withdrawals that would result in the value of the contract owner’s account being reduced to an amount less than the contract maintenance charge for the current contract year is treated as a request for a full withdrawal.

Annuitization
On the annuity commencement date, the contract's accumulation account is canceled and its adjusted value is applied to provide an annuity. The adjusted value will be equal to the value of the accumulation account for the period that ends immediately before the annuity commencement date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge.

Annuity Payments
The amount of the first variable annuity payment is determined in accordance with the annuity payment rates found in the contract.  The number of units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the annuity unit value of that Sub-Account for the period that ends immediately before the annuity commencement date. The number of units of each Sub-Account credited to the contract then remains fixed, unless an exchange of units is made. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, depending on the investment performance of the Sub-Accounts.

Federal Income Tax Status
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. The Sponsor will periodically review the status of this policy in the event of changes in the tax law.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimates are fair value measurements of investments and the calculation of reserve for variable annuities. Actual results could vary from the amounts derived from management's estimates.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New and Adopted Accounting Pronouncements
In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements,” which provides amendments to FASB Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurements and Disclosures” that will provide more robust disclosures about the following:

➢	The different classes of assets and liabilities measured at fair value;
➢	The valuation techniques and inputs used;
➢	The transfers between Levels 1, 2, and 3; and
➢	The activity in Level 3 fair value measurements.

On January 1, 2010 the Variable Account adopted the provisions of ASU No. 2010-06 which require new disclosures and clarifications of existing disclosures, which are effective for interim and annual reporting periods beginning after December 31, 2009. The adoption of this guidance did not have a material impact on the Variable Account’s financial statements.  Effective January 1, 2011, the Variable Account adopted the provisions of the standards relating to disclosures about purchases, sales, issuances and settlements in the roll-forward of activities in Level 3.  The adoption of this guidance is not expected to have a material impact on the Variable Account’s financial statements.  The Variable Account will include the new disclosures prospectively, as required.

In August 2009, the FASB issued ASU No. 2009-05, “Measuring Liabilities at Fair Value.”  This update amends FASB ASC Topic 820 and provides clarification regarding the valuation techniques required to be used to measure the fair value of liabilities where quoted prices in active markets for identical liabilities are not available.  In addition, this update clarifies that when estimating the fair value of a liability, a reporting entity is not required to include a separate input or adjustment to other inputs relating to the existence of a restriction that prevents the transfer of the liability.  The guidance provided in ASU No. 2009-05 is effective for the first reporting period, including interim periods, beginning after issuance.  The Variable Account adopted this guidance on January 1, 2010.  The adoption of this guidance did not have a material impact on the Variable Account’s financial statements.

3. RELATED PARTY TRANSACTIONS

Massachusetts Financial Services Company and Sun Capital Advisers LLC, affiliates of the Sponsor, are investment advisers to the Funds and charge management fees at an annual rate ranging from 0.50% to 1.05% and 0.13% to 1.05% of the Funds’ average daily net assets, respectively. For additional related party transactions, see footnotes 4 and 5.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

4. CONTRACT CHARGES

Mortality and expense risk charges
Charges for mortality and expense risks, the optional death benefit riders, and the optional living benefit riders are deducted from the Variable Account at the end of each valuation period to cover the risks assumed by the Sponsor. The deductions are calculated at different levels based upon the elections made by the contract holder and are transferred periodically to the Sponsor. At December 31, 2010, the deduction is at an effective annual rate based on the average daily value of the Contact invested in the Variable Account as follows:

	Level 1	Level 2	Level 3	Level 4
Regatta NY	1.25%	-	-	-
Regatta Gold NY	1.25%	-	-	-
Regatta Extra NY	1.30%	1.45%	-	-
Sun Life Financial Masters Flex NY	1.30%	1.50%	1.70%	-
Sun Life Financial Masters Extra NY	1.40%	1.60%	1.80%	-
Sun Life Financial Masters Access NY	1.35%	1.55%	1.75%	-
Sun Life Financial Masters Choice NY	1.05%	1.25%	1.45%	-
Sun Life Financial Masters Reward NY	1.40%	1.60%	1.80%	2.00%
Sun Life Financial Masters Select NY	1.05%	1.25%	1.55%	1.65%

Administration charges
Each year on the account anniversary date, an account administration fee (‘‘Account Fee’’) of $30 is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses. After the annuity commencement date, the Account Fee is deducted pro rata from each variable annuity payment made during the year.  As reimbursement for administrative expenses, which exceed the charges received from the Account Fees described above, the Sponsor makes a deduction from the Sub-Account at the end of each valuation period at an effective annual rate of 0.15% of the net assets attributable to such contracts.

Optional living benefit rider charges
A quarterly charge of 0.125% of the contract owner’s account value, is deducted from the value of the contract on the last day of the Account Quarter, (“Account Quarters” are defined as three-month periods, with the first Account Quarter beginning on the date the contracts were issued), if a certain optional living benefit rider has been elected.  These optional living benefit riders are available on Sun Life Financial Masters Choice NY contracts, Sun Life Financial Masters Extra NY contracts, Sun Life Masters Access NY contracts, Sun Life Financial Masters Flex NY contracts, Sun Life Financial Masters Reward NY contracts, Sun Life Financial Masters Select NY contracts.

The ON Demand optional living benefit rider and Retirement Asset Protector optional living benefit rider are available on Sun Life Financial Masters Choice NY contracts, Sun Life Financial Masters Extra NY contracts, Sun Life Financial Masters Flex NY contracts, Sun Life Financial Masters Reward NY contracts, Sun Life Financial Masters Select NY contacts, and Sun Life Masters Access NY contracts.  A quarterly charge of 0.1625% for Single Life Coverage is deducted from the value of the contract on the last day of the Account Quarter if the Income ON Demand optional living benefit rider has been elected.  For Sun Life Financial Masters Choice NY contracts, Sun Life Financial Masters Extra NY contracts, Sun Life Financial Masters Flex NY contracts, and Sun Life Financial Masters Access NY contracts electing the Retirement Asset Protector optional living benefit rider prior to February 17, 2009, a quarterly charge 0.0875% is deducted from the value of the contract on the last day of the Account.  A quarterly charge of 0.1875% is deducted if elected after February 17, 2009.  For the Sun Life Financial Masters Reward NY contracts and Sun Life Financial Masters Select NY contracts electing the Retirement Asset Protector optional living benefit a quarterly charge 0.0875% is deducted from the value of the contract on the last day of the Account.

Surrender charges
The Sponsor does not deduct a sales charge from the purchase payments. However, a surrender charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn will be deducted to cover certain expenses relating to the sale of Regatta NY and Regatta Gold NY contracts; 8% for Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, and Sun Life Financial Masters Choice NY; and for 7% for Sun Life Financial Masters Reward NY and Sun Life Financial Masters Select NY if the contract holder requests a full withdrawal prior to reaching the pay-out phase.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

4. CONTRACT CHARGES (CONTINUED)

Distribution charges
For assuming the risk that surrender charges may be insufficient to compensate Sponsor for the costs of distributing the contracts, the Sponsor makes a deduction from the Sub-Account at the end of each valuation period at an effective annual rate of 0.15% of the net assets attributable to Sun Life Financial Masters Extra NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY contracts and an effective annual rate of 0.20% of the net assets attributable to Sun Life Financial Masters Flex NY and Sun Life Financial Masters Access NY contracts.

Premium Taxes
A deduction, when applicable, is made for premium taxes or similar state or local taxes.  It is currently the policy of the Sponsor to deduct the taxes at the annuity commencement date.  However, the Sponsor reserves the right to deduct such taxes when incurred.

For the year ended December 31, 2010, the Sponsor received the following amounts related to the above mentioned Account Fee and surrender charges. These charges are reflected in the ‘‘Withdrawals, surrenders, annuitizations and contract charges’’ line in the Statements of Changes in Net Assets for each Sub-Account.

	Account Fee	Surrender Charge	Benefit Fee
AVB	$ 467	$ -	$ 22,626
AN4	84	131	4,574
IVB	692	2,781	7,866
9XX	5,731	22,939	289,591
NMT	-	-	-
MCC	1,458	5,749	10,114
NNG	-	-	-
CMG	202	245	8,127
NMI	150	906	1,646
FVB	521	838	19,016
FL1	3,203	16,560	122,342
F10	79	249	-
F15	385	2,014	9,098
F20	854	-	3,871
FVM	1,874	5,028	21,146
SGI	4,262	21,956	168,685
S17	483	619	6,102
ISC	1,150	9,665	28,587
FVS	734	1,195	9,082
SIC	190	274	4,200
FMS	3,684	9,635	107,950
TDM	1,435	3,125	-
FTI	5,067	5,848	-
FTG	483	1,191	4,044
VLC	355	274	8,510
VKU	178	562	12,485
VKC	31	-	1,396
LRE	661	431	18,485
LA9	2,146	2,359	3,443
LAV	468	1,237	10,462
MIT	5,520	11	-
MFL	3,220	9,551	-
BDS	547	-	-
MF7	468	1,937	34,220
RGS	1,285	-	-
RG1	91	261	5,277

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

4. CONTRACT CHARGES (CONTINUED)

	Account Fee	Surrender Charge	Benefit Fee

EME	$ 302	$ -	$ -
EM1	240	1,190	7,444
GGS	550	-	-
GG1	18	-	-
GGR	1,663	-	-
GG2	22	-	-
RES	3,593	-	-
RE1	19	-	-
GTR	1,121	-	-
GT2	115	701	84,961
GSS	1,968	-	-
MFK	6,535	22,904	119,073
EGS	3,219	-	-
MFF	79	530	-
HYS	1,472	-	-
MFC	1,946	2,705	-
IGS	274	-	-
IG1	152	1,034	2,606
MII	777	-	-
MI1	1,860	7,842	4,958
MIS	6,594	730	-
M1B	558	1,548	-
MC1	175	297	-
MMS	2,554	317	-
MM1	3,150	20,612	-
NWD	456	-	-
M1A	2,500	5,089	-
RIS	387	-	-
RI1	2,603	5,541	3,666
SIS	357	-	-
SI1	82	-	-
TE1	7	-	-
TRS	6,863	10	-
MFJ	18,568	61,476	115,855
UTS	2,020	-	-
MFE	1,053	6,666	25,731
MVS	877	-	-
MV1	1,732	5,694	37,833
VKM	114	-	1,421
OBV	135	14	9,903
OCA	573	1,081	2,867
OGG	606	6,500	3,160
OMG	7,160	27,522	2,459
OMS	103	-	-
PRA	66	-	-
PCR	1,131	2,455	17,823
PMB	296	473	3,845
6TT	568	4,696	184,789
PRR	1,306	1,580	7,385

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

4. CONTRACT CHARGES (CONTINUED)

	Account Fee	Surrender Charge	Benefit Fee

PTR	$ 4,183	$ 11,861	$ 22,306
3XX	9	-	709
5XX	780	4,505	62,311
SSA	137	40	3,988
VSC	1,817	5,176	6,153
2XX	92	-	4,519
SVV	3,001	22,565	118,562
SGC	1,906	4,558	-
S13	164	-	9,688
SDC	8,050	49,157	-
S15	786	3,081	39,876
7XX	5,019	9,422	485,861
6XX	2,622	14,989	259,416
8XX	4,875	4,841	272,867
1XX	59	219	4,405
SLC	5,997	20,893	-
S12	136	-	7,708
S14	427	1,185	8,838
4XX	2,512	8,551	192,200
S16	412	895	4,728
LGF	48	-	1,054
SC3	271	362	-
SRE	3,763	6,761	4,319
IGB	512	1,752	27,713
CMM	750	1,385	37,180
WTF	7	-	-

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

5. RESERVE FOR VARIABLE ANNUITIES

Reserve for variable annuities represents the actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and chose the variable payout option. Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of 4% per year for Regatta NY contracts and 3% per year for Regatta Gold NY contracts with an annuity commencement date prior to January 1, 2000.  Annuity reserves are calculated using the 2000 Individual Annuitant Mortality Table and an assumed interest rate of 4% per year for Regatta NY contracts and 3% per year for Regatta Gold NY and Regatta Extra NY contracts with an annuity commencement date on or after January 1, 2000. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

6. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2010 were as follows:

	Purchases	Sales
AVB	$1,145,158	$1,309,307
AN4	475,841	161,313
IVB	712,772	843,029
9XX	18,092,213	2,898,733
NMT	-	3,832
MCC	823,887	1,342,381
NNG	21	3,915
CMG	614,847	501,428
NMI	1,541,021	2,958,336
FVB	845,126	464,545
FL1	4,573,897	3,249,424
F10	45,414	99,043
F15	619,206	107,432
F20	679,216	1,216,778
FVM	2,469,946	2,684,221
SGI	8,984,791	3,939,768
S17	133,294	131,221
ISC	2,637,078	1,221,116
FVS	847,027	1,212,903
SIC	752,371	253,587
FMS	2,606,095	2,306,160
TDM	404,618	697,572
FTI	2,750,957	5,038,006
FTG	342,759	297,682
VLC	535,805	277,562
VKU	935,706	203,843
VKC	259,526	199,206
LRE	4,172,580	3,222,862
LA9	578,499	2,379,011
LAV	929,267	754,304
MIT	418,043	1,863,292
MFL	580,836	2,774,821
BDS	374,323	584,908
MF7	4,590,187	1,349,066
RGS	39,817	275,435
RG1	203,520	366,507
EME	121,770	292,629
EM1	4,101,287	4,674,282

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
GGS	$54,115	$214,916
GG1	155	9,656
GGR	43,098	387,489
GG2	2,267	6,725
RES	82,989	634,211
RE1	5,080	7,485
GTR	361,649	441,073
GT2	25,964,115	685,978
GSS	520,954	1,177,351
MFK	8,613,435	5,962,674
EGS	189,669	547,688
MFF	176,708	127,361
HYS	374,070	763,320
MFC	792,032	1,150,571
IGS	10,474	239,204
IG1	271,558	222,360
MII	58,172	422,986
MI1	3,470,964	3,190,221
MIS	201,380	2,020,840
M1B	43,669	413,539
MC1	3,348	76,906
MMS	1,025,043	1,935,073
MM1	9,458,064	10,666,984
NWD	83,112	237,555
M1A	129,975	2,387,728
RIS	23,400	136,039
RI1	965,401	1,222,872
SIS	546,572	362,980
SI1	28,028	26,582
TE1	-	2,753
TRS	945,757	3,426,837
MFJ	6,333,460	9,559,163
UTS	298,850	1,328,622
MFE	2,532,628	1,439,088
MVS	167,685	661,831
MV1	2,036,274	2,486,679
VKM	334,596	699,054
OBV	120,682	58,252
OCA	408,943	444,954
OGG	473,602	621,394
OMG	1,165,403	6,758,313
OMS	27,881	109,861
PRA	80,667	22,634
PCR	2,790,982	1,249,091
PMB	989,535	418,287
6TT	47,500,809	1,849,973
PRR	1,245,992	1,427,266
PTR	6,160,636	3,954,786
3XX	71,699	6,381
5XX	8,354,909	849,583
SSA	246,451	369,338

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
VSC	$684,200	$2,129,342
2XX	274,436	137,784
SVV	3,744,592	2,433,996
SGC	755,174	1,287,721
S13	1,004,619	445,003
SDC	9,316,340	10,754,218
S15	4,637,699	1,150,123
7XX	51,070,141	3,458,064
6XX	29,263,103	3,958,343
8XX	12,042,567	2,289,040
1XX	251,043	148,921
SLC	2,894,814	5,974,133
S12	449,360	178,098
S14	961,301	559,276
4XX	22,503,188	2,874,216
S16	345,654	528,352
LGF	1,519,395	1,556,717
SC3	45,403	128,788
SRE	2,104,826	1,773,706
IGB	4,897,276	603,493
CMM	9,135,940	9,157,037
WTF	901	13,668

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2010 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AVB	991,053	1,008,671	(17,618)
AN4	356,272	316,086	40,186
IVB	2,263,203	2,281,715	(18,512)
9XX	10,009,509	8,761,788	1,247,721
NMT	-	292	(292)
MCC	3,349,050	3,389,057	(40,007)
NNG	-	311	(311)
CMG	688,959	670,887	18,072
NMI	349,155	500,900	(151,745)
FVB	760,122	722,364	37,758
FL1	7,933,432	7,762,768	170,664
F10	12,248	19,067	(6,819)
F15	152,375	109,873	42,502
F20	408,958	461,623	(52,665)
FVM	4,501,862	4,497,304	4,558
SGI	11,258,250	10,778,096	480,154
S17	92,533	94,402	(1,869)
ISC	3,054,619	2,947,884	106,735
FVS	657,856	675,304	(17,448)
SIC	419,664	381,021	38,643
FMS	5,991,890	5,967,297	24,593
TDM	1,093,383	1,111,354	(17,971)
FTI	6,020,489	6,159,901	(139,412)
FTG	650,488	646,219	4,269
VLC	968,845	930,548	38,297

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
VKU	638,498	567,678	70,820
VKC	120,465	114,116	6,349
LRE	1,459,290	1,359,544	99,746
LA9	1,189,162	1,319,840	(130,678)
LAV	1,208,054	1,190,090	17,964
MIT	32,867	116,143	(83,276)
MFL	4,012,259	4,189,474	(177,215)
BDS	52,480	67,231	(14,751)
MF7	1,988,968	1,747,587	241,381
RGS	1,793	18,616	(16,823)
RG1	434,248	450,376	(16,128)
EME	5,407	13,830	(8,423)
EM1	571,167	605,471	(34,304)
GGS	377	8,856	(8,479)
GG1	-	579	(579)
GGR	1,374	15,813	(14,439)
GG2	7,344	7,552	(208)
RES	3,602	37,094	(33,492)
RE1	25,970	26,061	(91)
GTR	17,359	19,507	(2,148)
GT2	6,590,179	4,061,332	2,528,847
GSS	74,463	114,649	(40,186)
MFK	9,710,300	9,534,520	175,780
EGS	16,532	35,310	(18,778)
MFF	49,554	46,871	2,683
HYS	11,739	44,765	(33,026)
MFC	1,290,063	1,343,751	(53,688)
IGS	4,905	17,890	(12,985)
IG1	255,795	247,067	8,728
MII	9,748	26,157	(16,409)
MI1	5,972,706	5,927,475	45,231
MIS	195,981	384,632	(188,651)
M1B	278,640	308,366	(29,726)
MC1	48,944	54,933	(5,989)
MMS	94,635	161,646	(67,011)
MM1	4,411,614	4,517,697	(106,083)
NWD	12,232	20,641	(8,409)
M1A	1,570,366	1,708,501	(138,135)
RIS	5,360	12,489	(7,129)
RI1	1,768,848	1,779,393	(10,545)
SIS	48,695	41,686	7,009
SI1	13,469	13,871	(402)
TE1	-	245	(245)
TRS	26,860	145,988	(119,128)
MFJ	2,951,520	3,274,930	(323,410)
UTS	3,162	33,220	(30,058)
MFE	1,271,308	1,227,344	43,964
MVS	36,822	70,922	(34,100)
MV1	3,052,252	3,078,013	(25,761)
VKM	244,997	281,464	(36,467)

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
OBV	242,106	232,381	9,725
OCA	527,801	525,240	2,561
OGG	766,829	773,801	(6,972)
OMG	13,432,838	13,886,877	(454,039)
OMS	83,853	88,310	(4,457)
PRA	72,671	68,875	3,796
PCR	1,945,580	1,861,440	84,140
PMB	190,221	167,996	22,225
6TT	11,668,493	7,564,968	4,103,525
PRR	1,949,657	1,965,811	(16,154)
PTR	7,326,256	7,240,757	85,499
3XX	38,968	33,330	5,638
5XX	3,634,352	2,965,551	668,801
SSA	353,635	367,111	(13,476)
VSC	3,614,742	3,755,069	(140,327)
2XX	213,575	205,224	8,351
SVV	9,086,592	8,884,959	201,633
SGC	1,904,739	1,965,570	(60,831)
S13	635,320	578,058	57,262
SDC	19,813,603	19,953,399	(139,796)
S15	3,322,638	2,983,193	339,445
7XX	10,717,614	6,900,047	3,817,567
6XX	7,548,678	5,424,250	2,124,428
8XX	3,867,270	3,125,993	741,277
1XX	217,041	211,747	5,294
SLC	12,608,866	13,029,870	(421,004)
S12	464,624	435,359	29,265
S14	640,629	614,800	25,829
4XX	10,629,795	8,978,317	1,651,478
S16	727,772	740,028	(12,256)
LGF	299,024	291,131	7,893
SC3	61,606	68,033	(6,427)
SRE	3,414,419	3,460,424	(46,005)
IGB	2,362,393	1,997,749	364,644
CMM	3,162,751	3,157,462	5,289
WTF	5,579	6,551	(972)
The changes in units outstanding for the year ended December 31, 2009 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AVB	650,341	356,217	294,124
AN4	117,594	76,151	41,443
IVB	2,688,282	2,675,850	12,432
9XX	5,263,245	2,785,221	2,478,024
NMT	-	320	(320)
MCC	3,863,753	3,866,679	(2,926)
NNG	-	342	(342)
CMG	400,739	296,596	104,143
NMI	343,883	289,547	54,336
FVB	467,996	282,204	185,792
FL1	6,409,893	4,962,600	1,447,293
F10	17,682	25,939	(8,257)

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
F15	152,442	108,993	43,449
F20	224,140	194,409	29,731
FVM	4,334,040	4,379,166	(45,126)
SGI	8,347,840	6,706,619	1,641,221
S17	179,750	126,987	52,763
ISC	2,517,186	2,232,231	284,955
FVS	651,254	610,289	40,965
SIC	341,118	276,223	64,895
FMS	5,293,690	4,404,727	888,963
TDM	1,288,501	1,412,099	(123,598)
FTI	7,002,444	7,422,304	(419,860)
FTG	617,068	594,483	22,585
VLC	766,341	664,348	101,993
VKU	384,044	263,975	120,069
VKC	56,745	39,893	16,852
LRE	920,532	753,982	166,550
LA9	1,509,390	1,486,256	23,134
LAV	1,138,565	1,095,853	42,712
MIT	47,336	169,342	(122,006)
MFL	5,036,165	5,277,620	(241,455)
BDS	73,668	65,704	7,964
MF7	937,486	671,187	266,299
RGS	14,046	31,782	(17,736)
RG1	386,921	318,026	68,895
EME	17,303	13,134	4,169
EM1	311,507	246,817	64,690
GGS	5,569	9,514	(3,945)
GG1	1,089	2,280	(1,191)
GGR	8,156	33,752	(25,596)
GG2	7,830	8,216	(386)
RES	7,875	57,276	(49,401)
RE1	33,729	40,422	(6,693)
GTR	15,386	24,171	(8,785)
GT2	2,047	5,122	(3,075)
GSS	100,707	138,852	(38,145)
MFK	8,196,675	7,196,940	999,735
EGS	20,375	52,405	(32,030)
MFF	52,360	94,200	(41,840)
HYS	27,031	67,570	(40,539)
MFC	1,626,709	1,800,248	(173,539)
IGS	13,940	23,299	(9,359)
IG1	197,077	172,819	24,258
MII	21,716	27,102	(5,386)
MI1	5,879,664	6,100,126	(220,462)
M1B	384,404	398,483	(14,079)
MIS	1,059,025	219,845	839,180
MC1	71,329	81,138	(9,809)
MMS	200,637	347,076	(146,439)
MM1	4,169,954	4,300,383	(130,429)
NWD	34,361	30,085	4,276
M1A	2,263,569	2,492,576	(229,007)

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
RIS	16,154	24,972	(8,818)
RI1	1,903,558	1,969,844	(66,286)
SIS	62,911	54,460	8,451
SI1	15,544	15,787	(243)
TE1	245	-	245
TRS	35,126	156,097	(120,971)
MFJ	2,966,069	2,790,807	175,262
UTS	15,022	58,431	(43,409)
MFE	968,522	847,886	120,636
MVS	56,399	97,921	(41,522)
MV1	2,967,658	2,636,483	331,175
VKM	287,495	202,851	84,644
OBV	262,211	112,225	149,986
OCA	506,543	492,848	13,695
OGG	794,073	808,293	(14,220)
OMG	16,044,159	16,716,770	(672,611)
OMS	119,288	94,896	24,392
PRA	60,127	61,144	(1,017)
PCR	1,651,954	1,490,197	161,757
PMB	95,300	80,982	14,318
6TT	588,828	271,527	317,301
PRR	2,058,775	2,052,400	6,375
PTR	6,874,075	6,534,199	339,876
3XX	19,852	12,918	6,934
5XX	1,265,257	842,518	422,739
SSA	324,264	260,168	64,096
VSC	4,380,219	4,519,373	(139,154)
2XX	146,385	104,807	41,578
SVV	7,546,413	6,050,959	1,495,454
SGC	3,092,648	2,445,067	647,581
S13	412,556	312,590	99,966
SDC	24,981,682	19,974,888	5,006,794
S15	2,174,635	1,869,999	304,636
7XX	3,559,305	934,239	2,625,066
6XX	2,480,239	966,445	1,513,794
8XX	3,152,111	1,129,420	2,022,691
1XX	131,575	80,303	51,272
SLC	18,815,375	15,304,363	3,511,012
S12	263,044	178,199	84,845
S14	629,496	555,698	73,798
4XX	4,575,133	3,007,332	1,567,801
S16	829,126	802,161	26,965
LGF	92,885	155,345	(62,460)
SC3	93,705	100,435	(6,730)
SRE	4,246,176	4,407,465	(161,289)
IGB	1,212,478	998,378	214,100
CMM	2,348,952	1,921,297	427,655
WTF	8,173	8,755	(582)

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

8. FAIR VALUE MEASUREMENTS

The following section applies the FASB ASC Topic 820 fair value hierarchy and disclosure requirements to the Variable Account’s financial instruments that are carried at fair value. Topic 820 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants. The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

In compliance with Topic 820, the Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above.  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

As of December 31, 2010, the Funds of the Variable Account are identical to public mutual funds, but are only available to the contract holders of the Variable Account.  The inputs used to price the Funds are observable and are identical to mutual funds readily tradable in public markets and represent Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2010. As of December 31, 2010, the Level 1 assets held by the Sub-Accounts was $1,078 million.

9. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratio, expense ratio (excluding expenses of the underlying funds) and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio[1]	lowest to highest[2]			lowest to highest[3]
AVB
2010	398,821	$ 9.9881	to	$ 10.2048	$4,032,720	2.34%	1.35%	to	2.10%	7.98%	to	8.81%
2009	416,439	9.2498	to	9.3787	3,878,782	0.73	1.35	to	2.10	21.13	to	22.06
2008[4]	122,315	7.6489	to	7.6837	936,246	2.56	1.35	to	1.90	(23.51)	to	(23.16)
AN4
2010	90,588	8.5092	to	8.6813	779,700	1.84	1.35	to	2.05	10.30	to	11.09
2009	50,402	7.7359	to	7.8147	391,245	2.57	1.35	to	1.90	36.59	to	37.36
2008[4]	8,959	5.6658	to	5.6799	50,789	-	1.55	to	1.85	(43.34)	to	(43.20)
IVB
2010	550,200	7.1870	to	7.3431	4,001,490	2.67	1.35	to	2.10	2.11	to	2.89
2009	568,712	7.0385	to	7.1366	4,033,846	1.05	1.35	to	2.10	31.54	to	32.54
2008[4]	556,280	5.3510	to	5.3843	2,987,735	0.22	1.35	to	2.10	(46.49)	to	(46.16)
9XX
2010	3,850,209	12.8006	to	13.0170	49,706,349	1.32	1.35	to	2.10	7.46	to	8.28
2009	2,602,488	11.9123	to	12.0216	31,148,614	3.51	1.35	to	2.10	18.38	to	19.28
2008[6]	124,464	10.0670	to	10.0781	1,253,151	6.84	1.35	to	1.90	0.67	to	0.78

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio[1]	lowest to highest[2]			lowest to highest[3]
NMT
2010	1,514	$12.3337			$18,667	-%	1.85%			15.24%
2009	1,806	10.7025			19,324	0.12	1.85			24.71
2008	2,126	8.5815			18,234	-	1.85			(44.62)
2007	2,531	15.4946			39,209	1.51	1.85			17.07
2006[9]	2,805	13.2356			37,121	0.20	1.85			17.53
MCC
2010	832,023	9.4830	to	9.7643	8,014,588	-	1.35	to	2.10	14.67	to	15.54
2009	872,030	8.2701	to	8.4508	7,296,684	-	1.35	to	2.10	24.14	to	25.09
2008	874,956	6.6684	to	6.7559	5,875,201	-	1.35	to	2.05	(44.92)	to	(44.53)
2007[7]	347,006	12.1229	to	12.1788	4,213,882	0.23	1.35	to	1.90	21.23	to	21.79
NNG
2010	1,617	11.5747			18,702	0.11	1.85			19.30
2009	1,928	9.7021			18,713	0.74	1.85			24.32
2008	2,270	7.8041			17,725	0.32	1.85			(40.57)
2007	2,702	13.1322			35,504	0.08	1.85			15.29
2006[9]	2,995	11.3903			34,120	-	1.85			4.14
CMG
2010	187,850	10.1956	to	10.4978	1,945,513	0.05	1.35	to	2.10	18.72	to	19.63
2009	169,778	8.6004	to	8.7754	1,475,461	0.31	1.35	to	2.05	23.73	to	24.62
2008	65,635	6.9702	to	7.0418	458,764	0.04	1.35	to	1.90	(40.75)	to	(40.41)
2007[7]	41,020	11.7631	to	11.7977	483,170	-	1.55	to	1.90	17.63	to	17.98
NMI
2010	76,842	9.4841	to	13.0961	866,298	0.36	1.35	to	2.05	11.40	to	12.20
2009	228,587	8.5004	to	11.7079	2,140,375	1.85	1.35	to	2.05	35.12	to	36.08
2008	174,251	6.2814	to	8.6297	1,137,888	1.46	1.35	to	1.90	(49.47)	to	(49.19)
2007	62,102	12.4312	to	17.0348	806,324	0.15	1.35	to	1.90	17.45	to	24.89
2006[9]	2,635	14.4220			37,987	0.32	1.85			20.95
FVB
2010	352,680	10.7611	to	11.0801	3,860,765	1.57	1.35	to	2.10	15.29	to	16.17
2009	314,922	9.3343	to	9.5381	2,976,570	2.61	1.35	to	2.10	35.42	to	36.46
2008	129,130	6.9252	to	6.9899	896,562	3.44	1.35	to	1.85	(35.37)	to	(35.04)
2007[7]	16,023	10.7154	to	10.7604	171,859	6.91	1.35	to	1.85	7.15	to	7.60
FL1
2010	1,991,017	10.0723	to	10.2909	20,289,408	1.07	1.35	to	2.10	14.47	to	15.35
2009	1,820,353	8.7989	to	8.9215	16,142,765	1.71	1.35	to	2.10	32.62	to	33.64
2008[4]	373,060	6.6372	to	6.6758	2,482,916	2.50	1.35	to	2.05	(33.63)	to	(33.24)
F10
2010	106,722	11.5240	to	11.7695	1,235,081	1.93	1.65	to	2.05	10.24	to	10.69
2009	113,541	10.4536	to	10.6780	1,191,182	3.82	1.55	to	2.05	21.41	to	22.03
2008	121,798	8.6099	to	8.7500	1,051,642	2.71	1.55	to	2.05	(26.71)	to	(26.33)
2007	122,087	11.7474	to	11.8517	1,436,371	2.67	1.35	to	2.05	6.19	to	6.95
2006[9]	31,184	11.0629	to	11.0891	345,329	4.86	1.85	to	2.05	7.34	to	7.56

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio[1]	lowest to highest[2]			lowest to highest[3]
F15
2010	284,801	$ 11.5690	to	$ 12.0346	$ 3,368,092	2.16%	1.35%	to	2.10%	10.42%	to	11.26%
2009	242,299	10.4773	to	10.8162	2,584,702	3.76	1.35	to	2.10	22.40	to	23.33
2008	198,850	8.6158	to	8.7699	1,724,572	2.80	1.35	to	1.90	(28.68)	to	(28.28)
2007	174,861	12.0810	to	12.2281	2,122,022	3.15	1.35	to	1.90	6.99	to	7.59
2006[9]	118,763	11.2915	to	11.3650	1,344,283	1.97	1.35	to	1.90	8.74	to	9.35
F20
2010	280,105	11.3687	to	11.8263	3,255,156	1.99	1.35	to	2.10	11.93	to	12.79
2009	332,770	10.0708	to	10.4856	3,442,084	3.42	1.35	to	2.30	25.59	to	26.81
2008	303,039	8.0187	to	8.2686	2,479,513	2.65	1.35	to	2.30	(34.35)	to	(33.71)
2007	154,288	12.2148	to	12.4736	1,909,217	3.51	1.35	to	2.30	7.42	to	8.47
2006[9]	44,515	11.3706	to	11.4991	509,174	2.14	1.35	to	2.30	9.14	to	10.20
FVM
2010	1,078,336	11.8497	to	12.2009	12,989,155	0.12	1.35	to	2.10	25.87	to	26.84
2009	1,073,778	9.4139	to	9.6194	10,234,442	0.47	1.35	to	2.10	36.82	to	37.87
2008	1,118,904	6.8806	to	6.9774	7,759,052	0.25	1.35	to	2.10	(40.88)	to	(40.43)
2007[7]	729,385	11.6386	to	11.7120	8,517,929	0.46	1.35	to	2.10	16.39	to	17.12
SGI
2010	3,045,607	11.5838	to	11.9272	35,850,686	1.95	1.35	to	2.10	16.67	to	17.56
2009	2,565,453	9.9288	to	10.1455	25,776,627	0.75	1.35	to	2.10	17.73	to	18.63
2008	924,232	8.4336	to	8.5521	7,852,206	1.91	1.35	to	2.10	(20.53)	to	(19.92)
2007[7]	370,783	10.6128	to	10.6798	3,948,122	-	1.35	to	2.10	6.13	to	6.80
S17
2010	322,998	9.7061	to	9.8597	3,160,139	2.19	1.35	to	1.90	8.16	to	8.77
2009	324,867	8.9738	to	9.0651	2,930,207	2.66	1.35	to	1.90	27.78	to	28.49
2008[4]	272,104	7.0230	to	7.0549	1,915,790	4.58	1.35	to	1.90	(29.77)	to	(29.45)
ISC
2010	878,864	10.2277	to	10.5309	9,131,931	6.74	1.35	to	2.10	10.31	to	11.15
2009	772,129	9.2720	to	9.4743	7,242,655	7.56	1.35	to	2.10	32.75	to	33.77
2008	487,174	6.9846	to	7.0828	3,428,485	5.29	1.35	to	2.10	(31.14)	to	(30.61)
2007[7]	211,989	10.1431	to	10.2071	2,157,064	2.63	1.35	to	2.10	1.43	to	2.07
FVS
2010	181,890	13.3890	to	20.3130	3,364,147	0.72	1.35	to	2.10	25.53	to	26.49
2009	199,338	10.7178	to	16.1157	2,947,137	1.58	1.35	to	2.10	26.44	to	27.41
2008	158,373	8.3413	to	12.6935	1,856,955	1.21	1.35	to	2.10	(34.43)	to	(33.93)
2007	131,552	12.6498	to	19.2795	2,337,163	0.62	1.35	to	2.10	(4.44)	to	(3.71)
2006	83,668	13.1634	to	20.0930	1,557,788	0.57	1.35	to	2.10	14.53	to	15.41
SIC
2010	142,381	11.9654	to	12.3200	1,729,701	4.89	1.35	to	2.10	8.59	to	9.42
2009	103,738	11.0193	to	11.2596	1,155,716	8.21	1.35	to	2.10	23.11	to	24.05
2008	38,843	8.9508	to	9.0765	350,585	7.41	1.35	to	2.10	(13.11)	to	(12.44)
2007[7]	10,791	10.3226	to	10.3659	111,479	0.12	1.35	to	1.85	3.23	to	3.66
FMS
2010	1,534,530	11.3722	to	14.7306	21,184,106	1.60	1.35	to	2.10	8.86	to	9.69
2009	1,509,937	10.4040	to	13.4765	19,057,770	2.42	1.35	to	2.10	23.40	to	24.35
2008	620,974	8.3967	to	10.8764	6,358,281	3.38	1.35	to	2.10	(38.44)	to	(37.96)
2007	324,291	13.5831	to	17.5943	5,370,241	1.37	1.35	to	2.10	1.29	to	2.07
2006	118,047	13.3546	to	17.2983	1,929,810	1.07	1.35	to	2.10	15.90	to	16.79

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio[1]	lowest to highest[2]			lowest to highest[3]
TDM
2010	274,768	$ 15.7752	to	$ 16.5844	$ 4,479,524	1.68%	1.35%	to	2.30%	14.88%	to	16.00%
2009	292,739	13.7314	to	14.2969	4,127,272	4.79	1.35	to	2.30	68.62	to	70.26
2008	416,337	8.1432	to	8.3970	3,458,744	2.67	1.35	to	2.30	(53.80)	to	(53.35)
2007	255,210	17.7039	to	17.9989	4,558,626	1.91	1.35	to	2.10	26.07	to	27.04
2006[5]	23,980	14.0766	to	14.1682	338,168	0.56	1.35	to	1.90	25.66	to	26.36
FTI
2010	1,492,659	13.1950	to	18.6504	25,545,268	1.97	1.35	to	2.30	5.92	to	6.94
2009	1,632,071	12.2914	to	17.5014	26,257,392	3.49	1.35	to	2.30	33.89	to	35.19
2008	2,051,931	9.1427	to	12.9916	24,577,223	2.34	1.35	to	2.30	(41.76)	to	(41.19)
2007	1,973,683	15.6329	to	22.1685	40,379,528	1.97	1.35	to	2.30	12.79	to	13.89
2006	1,879,769	13.8036	to	19.5344	33,802,942	1.19	1.35	to	2.30	18.66	to	19.81
FTG
2010	188,002	10.6599	to	16.0551	2,906,058	1.36	1.35	to	2.10	5.14	to	5.95
2009	183,733	10.0822	to	15.1541	2,688,821	3.26	1.35	to	2.10	28.35	to	29.33
2008	161,148	7.8113	to	11.7171	1,823,983	1.76	1.35	to	2.10	(43.54)	to	(43.11)
2007	127,030	13.7575	to	20.5944	2,544,281	1.41	1.35	to	2.10	0.19	to	0.96
2006	48,332	13.6548	to	20.3990	959,159	1.11	1.35	to	2.05	19.32	to	20.17
VLC
2010	277,318	8.7353	to	9.0650	2,476,394	0.13	1.35	to	2.30	13.04	to	14.13
2009	239,021	7.7278	to	7.9424	1,876,427	4.34	1.35	to	2.30	25.45	to	26.67
2008	137,028	6.1599	to	6.2700	852,813	1.96	1.35	to	2.30	(37.29)	to	(36.67)
2007[7]	75,897	9.8553	to	9.9008	748,948	-	1.35	to	1.90	(1.45)	to	(0.99)
VKU
2010	191,338	10.9300	to	11.1670	2,113,694	1.95	1.35	to	2.10	9.68	to	10.52
2009	120,518	9.9653	to	10.1041	1,209,621	3.16	1.35	to	2.10	19.92	to	20.83
2008[4]	449	8.3378	to	8.3378	3,741	3.03	1.70	to	1.70	(16.62)	to	(16.62)
VKC
2010	24,483	10.6305	to	10.8455	262,288	0.97	1.35	to	2.05	19.68	to	20.53
2009	18,134	8.8825	to	8.9980	161,825	0.93	1.35	to	2.05	36.31	to	37.28
2008[4]	1,282	6.5274	to	6.5382	8,377	0.89	1.65	to	1.85	(34.73)	to	(34.62)
LRE
2010	358,443	10.9511	to	11.1887	3,968,123	1.31	1.35	to	2.10	20.12	to	21.04
2009	258,697	9.1251	to	9.2437	2,376,146	4.28	1.35	to	2.05	66.37	to	67.56
2008[4]	92,147	5.4849	to	5.5168	507,063	5.71	1.35	to	2.05	(45.15)	to	(44.83)
LA9
2010	301,943	14.5910	to	15.6240	4,593,616	-	1.35	to	2.30	20.10	to	21.27
2009	432,621	12.1491	to	12.8841	5,446,297	-	1.35	to	2.30	42.20	to	43.58
2008	409,487	8.5436	to	8.9733	3,599,608	-	1.35	to	2.30	(39.67)	to	(39.08)
2007	403,002	14.0990	to	14.7298	5,837,976	-	1.35	to	2.30	18.48	to	19.64
2006	373,528	11.8271	to	12.3122	4,539,464	-	1.35	to	2.30	5.42	to	6.44
LAV
2010	322,246	13.6439	to	15.3001	4,797,533	0.33	1.35	to	2.05	16.59	to	17.42
2009	304,282	11.6197	to	13.0302	3,870,620	0.19	1.35	to	2.05	23.39	to	24.27
2008	261,570	9.3501	to	10.4851	2,685,393	0.52	1.35	to	2.05	(30.14)	to	(29.64)
2007	261,718	13.2883	to	14.9014	3,841,385	0.61	1.35	to	2.05	4.52	to	5.27
2006	150,701	12.6227	to	14.1549	2,108,884	1.04	1.35	to	2.05	12.30	to	13.10

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio[1]	lowest to highest[2]			lowest to highest[3]
MIT
2010	509,778	$ 18.1542	to	$ 26.8325	$ 10,052,882	1.87%	1.40%			14.86%
2009	593,054	15.8059	to	23.3617	10,183,998	2.43	1.40			23.53
2008	715,060	12.7952	to	18.9118	9,988,407	1.55	1.40			(35.85)
2007	903,166	19.9466	to	29.4818	19,620,780	1.19	1.40			4.48
2006	1,155,740	19.0915	to	28.2180	23,913,037	0.84	1.40			11.74
MFL
2010	981,782	11.4307	to	13.8439	13,051,389	1.54	1.35	to	2.30	13.45	to	14.55
2009	1,158,997	9.9410	to	12.1284	13,485,582	2.12	1.35	to	2.30	22.12	to	23.31
2008	1,400,452	8.1070	to	9.8708	13,288,205	1.22	1.35	to	2.30	(36.62)	to	(36.00)
2007	1,433,097	12.7390	to	15.4788	21,338,839	0.98	1.35	to	2.30	3.25	to	4.26
2006	1,209,614	12.2878	to	14.9001	17,302,391	0.54	1.35	to	2.30	10.45	to	11.52
BDS
2010	87,655	17.9965			1,577,451	4.58	1.40			9.33
2009	102,406	16.4612			1,685,704	6.09	1.40			26.19
2008	94,442	13.0447			1,231,976	7.08	1.40			(11.77)
2007	119,260	14.7852			1,763,282	6.13	1.40			2.09
2006	140,433	14.4822			2,033,786	6.15	1.40			3.75
MF7
2010	571,625	11.8857	to	15.2825	7,729,229	3.75	1.35	to	2.10	8.35	to	9.18
2009	330,244	11.8974	to	14.0122	4,131,004	3.02	1.35	to	2.10	24.98	to	25.94
2008	63,945	9.5144	to	11.1375	652,770	6.84	1.35	to	2.10	(12.65)	to	(11.97)
2007	60,348	10.8861	to	12.6653	702,249	5.69	1.35	to	2.10	1.10	to	1.88
2006	46,224	10.7620	to	12.4442	540,557	6.24	1.35	to	2.10	2.67	to	3.46
RGS
2010	131,139	15.7450			2,065,044	1.19	1.40			15.60
2009	147,962	13.6204			2,025,487	1.82	1.40			30.91
2008	165,698	10.4046			1,732,359	0.66	1.40			(39.48)
2007	213,003	17.1917			3,676,466	0.33	1.40			7.21
2006	126,961	16.0362			2,050,327	0.64	1.40			12.17
RG1
2010	89,110	9.6327	to	12.7847	873,813	0.99	1.35	to	2.10	14.49	to	15.37
2009	105,238	8.4134	to	11.1097	898,361	1.30	1.35	to	2.10	29.66	to	30.65
2008	36,343	6.4951	to	8.5251	243,846	0.42	1.35	to	2.05	(40.05)	to	(39.62)
2007	28,269	10.8349	to	14.1558	325,240	0.07	1.35	to	2.05	6.66	to	8.99
2006	2,530	13.2717			33,570	0.64	1.60			11.63
EME
2010	37,699	25.5964			1,016,624	0.82	1.40			22.04
2009	46,122	20.9735			1,011,981	2.34	1.40			66.25
2008	41,953	12.6153			557,523	1.44	1.40			(55.71)
2007	70,432	28.4864			2,073,438	1.99	1.40			33.78
2006	71,767	21.2942			1,580,969	1.15	1.40			28.37

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio[1]	lowest to highest[2]			lowest to highest[3]
EM1
2010	124,721	$ 16.5254	to	$ 34.3899	$ 2,124,113	0.67%	1.35%	to	2.10%	20.88%	to	21.80%
2009	159,025	13.6711	to	28.3057	2,230,012	1.95	1.35	to	2.10	64.60	to	65.86
2008	94,335	8.3193	to	17.1097	808,994	0.90	1.35	to	2.05	(56.12)	to	(55.80)
2007	37,711	18.9582	to	39.1581	777,561	1.89	1.35	to	2.05	32.49	to	33.44
2006	38,560	14.3089	to	29.3743	629,654	0.61	1.35	to	2.05	27.24	to	28.15
GGS
2010	39,535	17.7270	to	21.6535	795,599	-	1.40			3.17
2009	48,014	17.1825	to	20.9884	925,767	12.36	1.40			2.63
2008	51,959	16.7428	to	20.4513	981,022	8.30	1.40			8.88
2007	48,239	15.3769	to	18.7828	853,868	2.16	1.40			7.19
2006	64,809	14.3451	to	17.5226	1,065,979	-	1.40			3.52
GG1
2010	1,198	16.6882	to	16.9149	20,031	-	1.45	to	1.60	2.71	to	2.86
2009	1,777	16.2481	to	16.4438	28,905	4.78	1.45	to	1.60	2.11	to	2.27
2008	2,968	15.9120	to	16.0792	47,261	8.87	1.45	to	1.60	8.36	to	8.52
2007	2,138	14.6846	to	14.8163	31,418	1.71	1.45	to	1.60	6.74	to	6.90
2006	2,138	13.7580	to	13.8601	29,430	-	1.45	to	1.60	3.03	to	3.19
GGR
2010	115,171	23.3137	to	27.3760	2,928,553	0.81	1.40			10.26
2009	129,610	21.1438	to	24.8280	2,983,945	1.25	1.40			37.88
2008	155,206	15.3345	to	18.0065	2,591,851	1.08	1.40			(39.78)
2007	194,119	25.4645	to	29.9015	5,345,880	1.74	1.40			11.70
2006	249,630	22.7970	to	26.7693	6,142,169	0.56	1.40			15.76
GG2
2010	5,430	15.9463	to	18.4251	92,385	0.53	1.45	to	1.85	9.47	to	9.92
2009	5,638	14.5294	to	16.8050	87,432	0.78	1.45	to	1.85	36.85	to	37.41
2008	6,024	10.5898	to	12.2608	68,004	0.73	1.45	to	1.85	(40.20)	to	(39.96)
2007	6,553	17.6636	to	20.4717	122,365	1.40	1.45	to	1.85	10.94	to	11.39
2006	5,621	15.8817	to	18.4253	95,514	0.33	1.45	to	1.85	14.85	to	15.31
RES
2010	313,449	17.8400			5,601,031	1.38	1.40			11.11
2009	346,941	16.0564			5,592,794	1.67	1.40			30.61
2008	396,342	12.2931			4,893,125	0.67	1.40			(37.31)
2007	494,719	19.6097			9,740,719	0.84	1.40			11.67
2006	634,293	17.5609			11,156,441	0.67	1.40			9.03
RE1
2010	10,466	12.7314	to	15.3344	154,836	1.11	1.55	to	2.05	10.12	to	10.68
2009	10,557	11.5089	to	13.8760	141,390	1.38	1.55	to	2.05	29.32	to	29.98
2008	17,250	8.8588	to	10.6918	169,033	0.36	1.45	to	2.05	(37.87)	to	(37.49)
2007	14,849	14.1938	to	17.1481	235,679	0.54	1.45	to	2.05	10.64	to	11.32
2006	10,878	12.7699	to	15.4435	158,872	0.39	1.55	to	1.90	8.23	to	8.61

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio[1]	lowest to highest[2]			lowest to highest[3]
GTR
2010	128,855	$ 24.1403			$ 3,201,991	0.77%	1.40%			4.07%
2009	131,003	23.1956			3,131,455	8.23	1.40			13.57
2008	139,788	20.4242			2,941,214	5.61	1.40			(16.59)
2007	171,467	24.4873			4,316,036	2.25	1.40			7.36
2006	199,822	22.8092			4,681,251	0.93	1.40			15.66
GT2
2010	2,532,465	10.2960	to	17.2869	26,201,114	0.28	1.35	to	2.10	3.10	to	3.89
2009	3,618	16.4588	to	16.6571	59,752	6.90	1.45	to	1.60	12.94	to	13.11
2008	6,693	14.5731	to	14.7262	97,717	7.47	1.45	to	1.60	(16.94)	to	(16.82)
2007	18,720	17.5458	to	17.7031	330,653	2.01	1.45	to	1.60	6.88	to	7.04
2006	20,819	16.4169	to	16.5387	343,718	0.65	1.45	to	1.60	15.04	to	15.22
GSS
2010	224,664	18.4910	to	21.0064	4,366,653	3.67	1.40			3.31
2009	264,850	17.8993	to	20.3343	4,973,849	5.13	1.40			3.05
2008	302,995	17.3694	to	19.7322	5,513,566	5.47	1.40			7.04
2007	295,903	16.2264	to	18.4338	5,050,410	5.13	1.40			5.69
2006	348,231	15.3527	to	17.4413	5,627,620	5.17	1.40			2.26
MFK
2010	2,540,030	11.5365	to	13.2819	31,150,388	3.42	1.35	to	2.30	2.09	to	3.08
2009	2,364,250	11.3003	to	12.8977	28,215,172	3.65	1.35	to	2.30	1.84	to	2.83
2008	1,364,515	11.0966	to	12.5561	15,897,414	5.02	1.35	to	2.30	5.80	to	6.83
2007	1,756,262	10.4885	to	11.7653	19,201,897	4.67	1.35	to	2.30	4.44	to	5.46
2006	1,517,021	10.0430	to	11.1680	15,792,156	4.26	1.35	to	2.30	1.10	to	2.08
EGS
2010	257,728	18.4686			4,791,745	0.09	1.40			14.21
2009	276,506	16.1701			4,495,975	0.28	1.40			35.83
2008	308,536	11.9043			3,697,723	0.25	1.40			(38.20)
2007	360,581	19.2631			6,996,743	-	1.40			19.56
2006	473,820	16.1111			7,685,740	-	1.40			6.53
MFF
2010	23,540	13.5046	to	17.3532	365,533	-	1.35	to	1.90	13.31	to	13.94
2009	20,857	11.8820	to	15.2837	275,003	-	1.35	to	1.90	34.84	to	35.60
2008	62,697	8.7848	to	11.3113	612,961	-	1.35	to	1.90	(38.72)	to	(38.38)
2007	60,959	14.2920	to	18.4211	968,486	-	1.35	to	1.90	18.69	to	19.36
2006	60,203	12.0046	to	15.4885	802,950	-	1.35	to	1.90	5.66	to	6.25
HYS
2010	129,526	19.3129	to	24.4262	2,604,992	9.33	1.40			13.94
2009	162,552	16.9504	to	21.4382	2,866,530	10.08	1.40			48.28
2008	203,091	11.4311	to	14.4576	2,413,662	9.30	1.40			(30.64)
2007	261,413	16.4803	to	20.8436	4,462,910	7.50	1.40			0.51
2006	319,944	16.3964	to	20.7375	5,415,379	8.43	1.40			8.87

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio[1]	lowest to highest[2]			lowest to highest[3]
MFC
2010	341,350	$12.5938	to	$16.9872	$5,055,969	9.13%	1.35%	to	2.30%	12.72%	to	13.82%
2009	395,038	11.0228	to	14.9778	5,158,525	9.70	1.35	to	2.30	46.27	to	47.69
2008	568,577	7.5053	to	10.1775	5,052,870	8.96	1.35	to	2.30	(31.27)	to	(30.60)
2007	493,122	10.8750	to	14.7167	6,325,629	6.57	1.35	to	2.30	(0.79)	to	0.18
2006	339,595	10.9162	to	14.7423	4,385,147	7.18	1.35	to	2.30	7.52	to	8.56
IGS
2010	45,931	19.6150			970,934	1.02	1.40			13.57
2009	58,916	17.2712			1,091,374	1.21	1.40			36.16
2008	68,275	12.6849			923,284	1.41	1.40			(40.66)
2007	90,396	21.3763			2,033,967	1.44	1.40			14.97
2006	111,077	18.5935			2,158,483	0.69	1.40			24.31
IG1
2010	71,888	10.4723	to	21.2580	792,221	0.62	1.35	to	2.10	12.46	to	13.32
2009	63,160	9.3259	to	18.7789	635,964	0.71	1.35	to	2.05	34.87	to	35.83
2008	38,902	6.9343	to	13.8392	308,784	1.14	1.35	to	1.90	(41.11)	to	(40.77)
2007	14,989	11.7937	to	23.3903	243,040	1.07	1.35	to	1.70	14.40	to	18.28
2006	7,161	20.2653	to	20.4157	145,515	0.42	1.45	to	1.60	23.75	to	23.94
MII
2010	69,887	25.6791			1,844,229	1.70	1.40			7.60
2009	86,296	23.8650			2,095,242	3.28	1.40			23.64
2008	91,682	19.3023			1,800,224	1.03	1.40			(32.36)
2007	114,390	28.5372			3,320,814	1.67	1.40			5.86
2006	153,740	26.9574			4,209,572	1.20	1.40			27.45
MI1
2010	1,404,662	9.4986	to	21.6352	13,584,322	1.37	1.35	to	2.05	6.55	to	7.31
2009	1,359,431	8.9146	to	20.1814	12,290,231	3.30	1.35	to	2.05	22.55	to	23.42
2008	1,579,893	7.2744	to	16.3680	11,642,439	0.93	1.35	to	2.05	(32.98)	to	(32.50)
2007	1,146,536	10.8548	to	24.2747	12,600,875	0.70	1.35	to	2.05	5.31	to	9.19
2006	11,832	22.8449	to	23.0144	270,322	0.85	1.45	to	1.60	26.90	to	27.09
MIS
2010	972,831	9.2314	to	11.5568	9,710,087	0.31	1.40			11.59	to	11.59
2009	1,161,482	8.2725	to	10.3563	10,437,241	0.74	1.40			3.56	to	38.20
2008	322,302	5.9857			1,997,170	0.64	1.40			(38.09)
2007	377,508	9.6680			3,776,044	0.37	1.40			9.98
2006	449,020	8.7905			4,003,180	0.10	1.40			6.18
M1B
2010	85,058	11.1987	to	13.4295	1,092,628	0.10	1.35	to	2.30	10.23	to	11.30
2009	114,784	10.0869	to	12.1084	1,323,197	0.56	1.35	to	2.30	36.57	to	37.89
2008	128,863	7.3335	to	8.8122	1,098,381	0.35	1.35	to	2.30	(38.80)	to	(38.20)
2007	140,983	11.8970	to	14.3104	1,935,894	0.09	1.35	to	2.30	8.69	to	9.75
2006	70,637	10.8673	to	13.0852	871,164	-	1.35	to	2.10	5.16	to	5.97

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio[1]	lowest to highest[2]			lowest to highest[3]
MC1
2010	13,681	$ 8.8012	to	$ 13.8684	$ 171,928	-%	1.35%	to	2.10%	26.18%	to	27.15%
2009	19,670	6.9397	to	10.9462	196,602	-	1.35	to	2.10	38.95	to	40.01
2008	29,479	4.9691	to	7.8460	205,605	-	1.35	to	2.10	(52.46)	to	(52.09)
2007	27,234	10.3989	to	16.4361	393,908	-	1.35	to	2.10	7.27	to	8.10
2006	30,485	9.6444	to	15.2590	410,801	-	1.35	to	2.10	0.05	to	0.82
MMS
2010	307,851	12.4959	to	13.7121	4,012,167	-	1.40			(1.38)
2009	374,862	12.6708	to	13.9040	4,923,201	-	1.40			(1.38)
2008	521,301	12.8482	to	14.0986	6,920,099	1.96	1.40			0.62
2007	414,830	12.7685	to	14.0112	5,449,053	4.78	1.40			3.39
2006	364,429	12.3493	to	13.5512	4,647,442	4.56	1.40			3.15
MM1
2010	1,003,369	9.6017	to	10.4883	10,148,168	-	1.35	to	2.30	(2.30)	to	(1.35)
2009	1,109,452	9.8277	to	10.6319	11,357,193	-	1.35	to	2.30	(2.30)	to	(1.35)
2008	1,239,881	10.0591	to	10.7774	12,927,118	1.77	1.35	to	2.30	(0.55)	to	0.42
2007	1,348,108	10.1145	to	10.7321	14,041,708	4.45	1.35	to	2.30	2.17	to	3.17
2006	947,627	9.8887	to	10.4025	9,594,701	4.26	1.35	to	2.30	1.94	to	2.93
NWD
2010	57,495	20.7839			1,240,942	-	1.40			34.70
2009	65,904	15.4297			1,047,811	-	1.40			60.71
2008	61,628	9.6008			612,055	-	1.40			(40.41)
2007	84,135	16.1116			1,391,675	-	1.40			1.13
2006	123,585	15.9308			2,006,553	-	1.40			11.61
M1A
2010	361,242	14.9989	to	19.7565	6,478,411	-	1.35	to	2.30	33.09	to	34.38
2009	499,377	11.1901	to	14.7545	6,706,465	-	1.35	to	2.30	58.97	to	60.52
2008	728,384	6.9890	to	9.2245	6,132,451	-	1.35	to	2.30	(41.16)	to	(40.58)
2007	707,841	11.7924	to	15.5804	10,052,210	-	1.35	to	2.30	(0.09)	to	0.89
2006	598,957	11.7184	to	15.4984	8,423,548	-	1.35	to	2.30	10.31	to	11.38
RIS
2010	40,253	17.4947			704,232	1.37	1.40			9.10
2009	47,382	16.0353			759,808	3.00	1.40			29.13
2008	56,200	12.4182			697,920	1.75	1.40			(43.28)
2007	78,858	21.8957			1,726,617	1.11	1.40			11.58
2006	87,103	19.6230			1,709,195	1.21	1.40			25.72
RI1
2010	446,137	13.3837	to	19.3723	8,011,431	1.14	1.35	to	2.30	7.80	to	8.85
2009	456,682	12.3393	to	17.8606	7,569,396	3.05	1.35	to	2.30	27.50	to	28.74
2008	522,968	9.6189	to	13.9229	6,787,414	1.48	1.35	to	2.30	(43.92)	to	(43.38)
2007	481,311	17.0483	to	24.6766	11,058,472	0.93	1.35	to	2.25	10.26	to	11.28
2006	357,917	15.3754	to	22.2552	7,379,017	0.78	1.35	to	2.25	24.40	to	25.54

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio[1]	lowest to highest[2]			lowest to highest[3]
SIS
2010	110,921	$ 16.7079			$1,853,247	5.41%	1.40%			8.74%
2009	103,912	15.3644			1,596,523	10.25	1.40			25.92
2008	95,461	12.2021			1,164,835	8.05	1.40			(14.25)
2007	111,144	14.2304			1,581,623	5.23	1.40			2.05
2006	123,374	13.9445			1,720,388	6.26	1.40			5.24
SI1
2010	12,756	13.1419	to	15.3616	193,086	5.09	1.45	to	2.10	7.74	to	8.45
2009	13,158	12.1983	to	14.1645	183,261	9.67	1.45	to	2.10	24.57	to	25.40
2008	13,401	9.7923	to	11.2957	148,865	7.68	1.45	to	2.10	(15.04)	to	(14.47)
2007	14,084	11.5258	to	13.2075	183,014	5.38	1.45	to	2.10	1.06	to	1.73
2006	16,089	11.4054	to	12.9828	205,987	5.31	1.45	to	2.10	4.22	to	4.91
TE1
2010	-		-		-	-		-			-
2009[12]	245	10.9405			2,682	-	1.60			73.61
TRS
2010	627,848	22.0455	to	29.2399	14,940,866	2.82	1.40			8.45
2009	746,976	20.3282	to	26.9622	16,396,471	4.01	1.40			16.46
2008	867,947	17.4549	to	23.1512	16,425,500	3.54	1.40			(22.64)
2007	1,149,982	22.5623	to	29.9254	28,113,159	3.04	1.40			2.87
2006	1,393,409	21.9322	to	29.0896	33,083,819	2.86	1.40			10.68
MFJ
2010	5,548,366	11.1706	to	13.9257	71,764,441	2.59	1.35	to	2.30	7.17	to	8.21
2009	5,871,776	10.3809	to	12.9150	70,351,705	3.49	1.35	to	2.30	15.10	to	16.22
2008	5,696,514	8.9825	to	11.1525	58,773,865	3.24	1.35	to	2.30	(23.55)	to	(22.80)
2007	5,914,285	11.7009	to	14.4978	79,496,513	2.68	1.35	to	2.30	1.67	to	2.66
2006	5,424,953	11.4617	to	14.1725	71,318,399	2.57	1.35	to	2.30	9.34	to	10.40
UTS
2010	116,923	39.4183	to	52.8575	4,983,706	3.33	1.40			12.33
2009	146,981	35.0914	to	47.0554	5,562,172	5.11	1.40			31.53
2008	190,390	26.6790	to	35.7748	5,460,585	1.91	1.40			(37.94)
2007	232,835	42.9859	to	57.6414	10,702,912	1.38	1.40			26.80
2006	287,598	33.9018	to	45.4603	10,428,555	3.09	1.40			30.46
MFE
2010	333,172	18.3357	to	31.6425	8,652,627	3.01	1.35	to	2.10	11.22	to	12.07
2009	289,208	16.4189	to	28.3347	6,719,710	3.95	1.35	to	2.10	30.30	to	31.30
2008	168,572	12.5494	to	21.6569	2,986,350	1.64	1.35	to	2.10	(38.58)	to	(38.11)
2007	107,110	20.3479	to	35.1151	3,079,694	1.11	1.35	to	2.10	25.58	to	26.54
2006	76,249	16.1374	to	27.8488	1,771,838	1.81	1.35	to	1.90	29.46	to	30.18

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio[1]	lowest to highest[2]			lowest to highest[3]
MVS
2010	152,532	$16.1000			$2,464,729	1.48%	1.40%			9.97%
2009	186,632	14.6404			2,732,401	1.83	1.40			18.83
2008	228,154	12.3205			2,810,982	2.01	1.40			(33.58)
2007	313,960	18.5488			5,823,456	1.61	1.40			6.43
2006	380,215	17.4286			6,626,533	1.57	1.40			19.29
MV1
2010	780,763	11.7227	to	15.3395	11,487,644	1.17	1.35	to	2.30	8.67	to	9.72
2009	806,524	10.7218	to	14.0298	10,840,008	1.51	1.35	to	2.30	17.53	to	18.67
2008	475,349	9.0668	to	11.8642	5,431,912	1.34	1.35	to	2.30	(34.42)	to	(33.78)
2007	142,427	13.7406	to	17.9799	2,443,804	1.32	1.35	to	2.10	5.40	to	6.21
2006	122,386	12.9834	to	16.9891	1,964,208	1.19	1.35	to	2.10	18.13	to	19.04
VKM
2010	52,500	12.4844	to	12.7369	661,316	-	1.35	to	2.05	29.56	to	30.49
2009	88,967	9.6359	to	9.7612	862,564	-	1.35	to	2.05	54.14	to	55.24
2008[4]	4,323	6.2617	to	6.2721	27,111	0.76	1.65	to	1.85	(37.38)	to	(37.28)
OBV
2010	183,888	7.4841	to	7.6460	1,387,971	1.10	1.35	to	1.90	10.54	to	11.16
2009	174,163	6.7706	to	6.8786	1,186,479	-	1.35	to	1.90	19.29	to	19.96
2008	24,177	5.6811	to	5.7342	138,063	1.87	1.35	to	1.85	(44.66)	to	(44.38)
2007[7]	7,452	10.2664	to	10.2923	76,539	-	1.55	to	1.85	2.66	to	2.92
OCA
2010	187,797	10.3540	to	13.0455	2,295,369	-	1.35	to	2.30	6.63	to	7.67
2009	185,236	9.6358	to	12.1592	2,129,262	0.01	1.35	to	2.30	40.84	to	42.21
2008	171,541	6.7897	to	8.5808	1,393,299	-	1.35	to	2.30	(46.92)	to	(46.40)
2007	135,243	12.5517	to	16.0660	2,050,644	0.01	1.35	to	2.30	11.23	to	12.31
2006	143,656	11.2386	to	14.3557	1,943,044	0.17	1.35	to	2.30	5.21	to	6.23
OGG
2010	252,315	13.5827	to	15.4921	3,817,829	1.24	1.35	to	2.05	13.33	to	14.14
2009	259,287	11.9239	to	13.5726	3,449,686	1.92	1.35	to	2.05	36.50	to	37.47
2008	273,507	8.6913	to	9.8729	2,654,691	1.22	1.35	to	2.05	(41.56)	to	(41.14)
2007	229,578	14.6315	to	16.7736	3,793,678	1.01	1.35	to	2.10	3.84	to	4.64
2006	147,390	14.0614	to	16.0296	2,336,311	0.50	1.35	to	2.05	14.96	to	15.78
OMG
2010	3,221,932	10.7419	to	13.2329	40,628,139	0.91	1.35	to	2.30	13.16	to	14.26
2009	3,675,971	9.3654	to	11.6223	40,699,179	1.65	1.35	to	2.30	25.05	to	26.27
2008	4,348,582	7.4588	to	9.2374	38,309,707	1.20	1.35	to	2.30	(40.04)	to	(39.46)
2007	3,831,297	12.3894	to	15.3123	55,959,424	0.74	1.35	to	2.30	1.74	to	2.74
2006	2,671,731	12.1272	to	14.9576	38,000,053	0.74	1.35	to	2.30	12.13	to	13.21
OMS
2010	63,058	12.6806	to	19.0207	1,019,813	0.42	1.35	to	2.30	20.23	to	21.40
2009	67,515	10.4668	to	15.7240	905,824	0.68	1.35	to	2.30	33.73	to	35.03
2008	43,123	7.8327	to	11.6859	451,938	0.28	1.35	to	2.30	(39.44)	to	(38.84)
2007	45,278	12.8078	to	19.1768	764,125	0.17	1.35	to	2.10	(3.47)	to	(2.73)
2006	45,827	13.1673	to	19.7857	792,129	0.02	1.35	to	2.10	12.26	to	13.11

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio[1]	lowest to highest[2]			lowest to highest[3]
PRA
2010	22,666	$ 12.1727	to	$ 12.5294	$ 278,718	7.64%	1.35%	to	1.90%	10.94%	to	11.56%
2009	18,870	10.9720	to	11.2306	209,123	6.99	1.35	to	1.90	19.26	to	19.93
2008	19,887	9.1997	to	9.3641	184,358	6.19	1.35	to	1.90	(17.45)	to	(16.98)
2007	16,043	11.1562	to	11.2797	179,752	8.62	1.35	to	1.85	6.31	to	6.86
2006[9]	8,418	10.4937	to	10.5558	88,639	7.06	1.35	to	1.85	2.73	to	3.25
PCR
2010	530,300	10.8299	to	11.3856	5,930,408	15.41	1.35	to	2.30	21.66	to	22.84
2009	446,160	8.9015	to	9.2683	4,080,560	6.67	1.35	to	2.30	38.28	to	39.62
2008	284,403	6.4375	to	6.6383	1,869,803	6.43	1.35	to	2.30	(45.09)	to	(44.55)
2007	45,755	11.8281	to	11.9723	543,857	4.66	1.35	to	1.90	20.89	to	21.57
2006[9]	35,770	9.7845	to	9.8483	350,898	6.37	1.35	to	1.90	(4.94)	to	(4.40)
PMB
2010	74,035	15.0869	to	24.6843	1,766,577	4.88	1.35	to	2.10	9.81	to	10.66
2009	51,810	13.6618	to	22.3073	1,107,240	5.91	1.35	to	2.10	27.85	to	28.83
2008	37,492	10.6264	to	17.3159	626,201	6.55	1.35	to	1.90	(16.22)	to	(15.75)
2007	33,841	12.6389	to	20.5534	668,003	5.77	1.35	to	1.90	3.80	to	4.39
2006	27,761	12.1326	to	19.6898	526,080	5.39	1.35	to	1.90	7.21	to	7.80
6TT
2010	4,420,826	11.6153	to	11.7375	51,599,765	4.51	1.35	to	2.10	9.00	to	9.84
2009[13]	317,301	10.6560	to	10.6863	3,385,886	1.43	1.35	to	2.10	6.56	to	6.86
PRR
2010	566,115	12.2837	to	14.6306	7,657,297	1.44	1.35	to	2.10	5.84	to	6.65
2009	582,269	11.7042	to	13.7669	7,423,519	3.10	1.35	to	2.10	15.91	to	16.80
2008	575,894	10.0567	to	11.8290	6,291,675	3.52	1.35	to	2.10	(9.01)	to	(8.31)
2007	250,112	11.0076	to	12.9475	2,981,191	4.66	1.35	to	2.05	8.39	to	9.17
2006	214,328	10.1193	to	11.9027	2,353,218	4.23	1.35	to	2.05	(1.34)	to	(0.64)
PTR
2010	2,090,967	13.2888	to	14.9699	29,608,126	2.41	1.35	to	2.30	5.63	to	6.66
2009	2,005,468	12.5805	to	14.0854	26,735,166	5.14	1.35	to	2.30	11.45	to	12.53
2008	1,665,592	11.2881	to	12.5613	19,781,522	4.50	1.35	to	2.30	2.38	to	3.38
2007	1,294,934	11.0251	to	12.1936	14,911,321	4.78	1.35	to	2.30	6.25	to	7.29
2006	318,132	10.3769	to	11.4062	3,463,992	4.45	1.35	to	2.30	1.47	to	2.45
3XX
2010	12,572	11.9196	to	12.1212	151,131	0.01	1.35	to	2.10	2.33	to	3.11
2009[11]	6,934	11.6840	to	11.7554	81,135	4.79	1.35	to	1.85	26.87	to	27.51
5XX
2010	1,103,079	11.1572	to	11.3458	12,410,697	1.00	1.35	to	2.10	2.71	to	3.49
2009	434,278	10.8631	to	10.9627	4,739,999	1.62	1.35	to	2.10	6.08	to	6.89
2008[6]	11,539	10.2444	to	10.2557	118,255	0.65	1.35	to	1.90	2.44	to	2.56

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio[1]	lowest to highest[2]			lowest to highest[3]
SSA
2010	89,038	$ 9.6242	to	$ 10.1460	$ 882,225	-%	1.35%	to	2.10%	14.01%	to	14.88%
2009	102,514	8.4415	to	8.8315	889,378	1.05	1.35	to	2.10	18.31	to	19.22
2008	38,418	7.1580	to	7.4078	278,693	0.53	1.35	to	1.90	(38.35)	to	(38.00)
2007	19,544	11.5867	to	11.9483	230,398	0.66	1.35	to	1.90	(7.86)	to	(7.34)
2006	9,318	12.5498	to	12.8953	119,061	2.20	1.35	to	1.70	17.75	to	18.16
VSC
2010	845,831	9.6083	to	9.8934	8,262,213	0.12	1.35	to	2.10	21.47	to	22.40
2009	986,158	7.9101	to	8.0829	7,896,026	0.06	1.35	to	2.10	33.63	to	34.65
2008	1,125,312	5.9250	to	6.0027	6,713,412	0.02	1.35	to	2.05	(39.41)	to	(38.98)
2007[7]	632,134	9.7793	to	9.8370	6,199,697	-	1.35	to	2.05	(2.21)	to	(1.63)
2XX
2010	51,773	14.1407	to	14.3637	739,259	-	1.35	to	2.05	18.85	to	19.70
2009	43,422	11.8981	to	12.0001	519,602	0.50	1.35	to	2.05	27.40	to	28.31
2008[6]	1,844	9.3420			17,229	0.25	1.90			(6.58)
SVV
2010	2,258,640	8.9165	to	9.1810	20,461,590	0.24	1.35	to	2.10	10.31	to	11.16
2009	2,057,007	8.0830	to	8.2595	16,827,227	0.20	1.35	to	2.10	26.31	to	27.28
2008	561,553	6.4232	to	6.4892	3,620,098	0.73	1.35	to	1.90	(39.11)	to	(38.77)
2007[7]	86,687	10.5491	to	10.5978	916,005	0.40	1.35	to	1.90	5.49	to	5.98
SGC
2010	590,311	10.2846	to	10.5532	6,170,227	-	1.35	to	2.25	19.38	to	20.48
2009	651,142	8.6148	to	8.7592	5,667,534	1.21	1.35	to	2.25	22.86	to	23.99
2008[4]	3,561	7.0472	to	7.0646	25,126	1.37	1.35	to	1.65	(29.53)	to	(29.35)
S13
2010	179,598	10.2556	to	10.4631	1,860,181	-	1.35	to	2.05	19.13	to	19.98
2009	122,336	8.6089	to	8.7209	1,060,916	1.35	1.35	to	2.05	22.81	to	23.69
2008[4]	22,370	7.0186	to	7.0506	157,235	1.02	1.35	to	1.90	(29.81)	to	(29.49)
SDC
2010	5,083,621	10.2647	to	10.5477	53,185,817	1.51	1.35	to	2.30	0.06	to	1.03
2009	5,223,417	10.2587	to	10.4400	54,201,117	1.95	1.35	to	2.30	1.39	to	2.38
2008[4]	216,623	10.1345	to	10.1975	2,204,350	1.30	1.35	to	2.10	1.35	to	1.97
S15
2010	952,800	10.2516	to	10.4739	9,872,672	1.21	1.35	to	2.10	0.01	to	0.78
2009	613,355	10.2503	to	10.3929	6,334,178	1.79	1.35	to	2.10	1.35	to	2.12
2008[4]	308,719	10.1308	to	10.1769	3,133,079	1.71	1.35	to	1.90	1.31	to	1.77
7XX
2010	6,532,324	13.3587	to	13.5846	88,034,138	1.00	1.35	to	2.10	9.48	to	10.31
2009	2,714,757	12.2024	to	12.3144	33,296,186	0.03	1.35	to	2.10	21.05	to	21.98
2008[6]	89,691	10.0846	to	10.0958	904,776	-	1.35	to	1.90	0.85	to	0.96
6XX
2010	3,734,663	12.3814	to	12.5907	46,681,847	1.32	1.35	to	2.10	7.34	to	8.16
2009	1,610,235	11.5345	to	11.6404	18,668,148	0.04	1.35	to	2.10	16.71	to	17.61
8XX
2010	2,914,406	14.0783	to	14.3163	41,365,587	1.41	1.35	to	2.10	11.23	to	12.08
2009	2,173,129	12.6568	to	12.7730	27,632,861	0.03	1.35	to	2.10	24.09	to	25.04
2008[6]	150,438	10.2037	to	10.2109	1,535,364	-	1.55	to	1.90	2.04	to	2.11

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio[1]	lowest to highest[2]			lowest to highest[3]
1XX
2010	56,664	$ 14.2950	to	$ 14.5204	$ 818,684	-%	1.35%	to	2.05%	23.28%	to	24.16%
2009	51,370	11.5952	to	11.6946	599,331	-	1.35	to	2.05	28.69		29.61
2008[6]	98	9.0136			885	-	1.85			(9.86)
SLC
2010	3,090,008	9.5096	to	9.7720	$29,935,747	-	1.35	to	2.30	14.49	to	15.61
2009[8]	3,511,012	8.3057	to	8.4529	29,493,817	0.62	1.35	to	2.30	15.13	to	16.26
S12
2010	120,325	9.5035	to	9.6958	1,155,232	-	1.35	to	2.05	14.54	to	15.36
2009	91,060	8.2968	to	8.4047	760,292	0.75	1.35	to	2.05	15.00	to	15.82
2008[4]	6,215	7.2236	to	7.2565	45,061	1.30	1.35	to	1.90	(27.76)	to	(27.44)
S14
2010	168,139	11.9218	to	12.1802	2,026,429	7.13	1.35	to	2.10	10.06	to	10.91
2009	142,310	10.8316	to	10.9823	1,551,299	8.28	1.35	to	2.10	27.70	to	28.67
2008[4]	68,512	8.4824	to	8.5351	583,314	6.59	1.35	to	2.10	(15.18)	to	(14.65)
4XX
2010	3,268,898	11.8010	to	12.0005	38,917,864	1.98	1.35	to	2.10	5.02	to	5.83
2009	1,617,420	11.2367	to	11.3398	18,264,953	2.05	1.35	to	2.10	6.35	to	7.16
2008[6]	49,619	10.5703	to	10.5820	524,737	0.27	1.35	to	1.90	5.70	to	5.82
S16
2010	179,258	11.3832	to	11.6302	2,062,517	-	1.35	to	2.10	20.21	to	21.13
2009	191,514	9.4696	to	9.6015	1,827,269	0.03	1.35	to	2.10	27.23	to	28.20
2008[4]	164,549	7.4461	to	7.4894	1,229,121	0.25	1.35	to	2.05	(25.54)	to	(25.11)
LGF
2010	35,565	8.8040	to	9.1019	319,371	0.19	1.35	to	2.05	16.75	to	17.59
2009	27,672	7.5832	to	7.7405	212,194	0.29	1.35	to	1.90	34.48	to	35.23
2008	90,132	5.6390	to	5.7240	511,203	-	1.35	to	1.90	(45.36)	to	(45.06)
2007	9,399	10.3211	to	10.4178	97,470	-	1.35	to	1.90	4.74	to	5.33
2006[10]	1,957	9.8538	to	9.8571	19,289	-	1.85	to	1.90	(1.46)	to	(1.43)
SC3
2010	13,490	14.0709	to	18.4073	234,276	11.57	1.35	to	2.30	12.63	to	13.73
2009	19,917	12.4230	to	16.2432	308,282	3.47	1.35	to	2.30	27.09	to	28.33
2008	26,647	9.7201	to	12.7026	321,603	2.26	1.35	to	2.30	(46.01)	to	(45.48)
2007	23,761	17.9010	to	23.3818	524,245	1.38	1.35	to	2.30	(15.14)	to	(14.31)
2006	22,799	20.9766	to	27.3850	587,636	1.58	1.35	to	2.30	35.78	to	37.09
SRE
2010	851,969	10.7352	to	12.4068	10,242,320	10.48	1.35	to	2.30	12.30	to	13.39
2009	897,974	9.5010	to	10.9415	9,548,795	3.05	1.35	to	2.30	26.84	to	28.07
2008	1,059,263	7.4449	to	8.5432	8,824,033	1.96	1.35	to	2.30	(46.17)	to	(45.64)
2007	781,295	13.7448	to	15.7163	12,014,659	1.28	1.35	to	2.30	(15.34)	to	(14.51)
2006	410,253	16.1358	to	18.3844	7,400,362	1.38	1.35	to	2.30	35.47	to	36.78
IGB
2010	737,046	11.2346	to	11.9811	8,593,674	3.25	1.35	to	2.10	5.25	to	6.05
2009	372,402	10.6526	to	11.2972	4,119,285	4.08	1.35	to	2.10	18.09	to	18.99
2008	158,302	9.0790	to	9.4941	1,475,183	5.45	1.35	to	2.05	(14.49)	to	(13.87)
2007	148,438	10.5116	to	11.0236	1,613,411	5.02	1.35	to	1.90	1.53	to	2.11
2006	60,421	10.3528	to	10.7963	646,258	5.23	1.35	to	1.90	3.15	to	3.73

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio[1]	lowest to highest[2]			lowest to highest[3]
CMM
2010	570,798	$ 9.6035	to	$ 10.4923	$ 5,639,259	-%	1.35%	to	2.05%	(2.05)%	to	(1.35)%
2009	565,509	9.7895	to	10.6359	5,660,356	0.01	1.35	to	2.05	(2.04)	to	(1.34)
2008	137,854	9.9776	to	10.7798	1,411,080	1.35	1.35	to	1.90	(0.22)	to	0.62
2007	2,537	10.5634	to	10.7137	26,876	4.43	1.35	to	1.85	2.67	to	3.19
2006	4,289	10.2888	to	10.3821	44,249	6.76	1.35	to	1.85	2.41	to	2.93
WTF
2010	881	14.6937	to	15.1320	12,949	0.63	1.35	to	1.85	24.23	to	24.86
2009	1,853	11.8282	to	12.1194	21,976	-	1.35	to	1.85	63.11	to	63.94
2008	2,435	7.2515	to	7.3924	17,691	-	1.35	to	1.85	(50.01)	to	(49.75)
2007	1,918	14.5063	to	14.7127	27,860	-	1.35	to	1.85	7.36	to	7.91
2006	2,020	13.5121	to	13.6344	27,330	0.24	1.35	to	1.85	17.49	to	18.09

1 Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

2 Ratio represents the annualized contract expenses of the Sub-Account, consisting primarily of mortality and expense charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

3 Ratio represents the total return for the year indicated and reflects a deduction only for expenses assessed through the daily unit value calculation.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented.

4 For the period March 10, 2008 (commencement of operations) through December 31, 2008.

5 Commencement of operations was October 31, 2005; first activity in 2006.

6 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

7 For the period March 5, 2007 (commencement of operations) through December 31, 2007.

8 For the period February 23, 2009 (commencement of operations) through December 31, 2009.

9 Commencement of operations was April 25, 2005; first activity in 2006.

10 For the period May 1, 2006 (commencement of operations) through December 31, 2006.

11 Commencement of operations was October 6, 2008; first activity in 2009.

12 Commencement of operations was August 27, 2001; first activity in 2009.

13 For the period August 17, 2009 (commencement of operations) through December 31, 2009.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

10. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a pension plan contract, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.  The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.